AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 2009

                                                              File No. 033-50718
                                                              File No. 811-07102

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                                 [ ]

                       POST-EFFECTIVE AMENDMENT NO. 88                       [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                              [ ]
                              AMENDMENT NO. 90                               [X]

                           THE ADVISORS' INNER CIRCLE
                     FUND II [OBJECT OMITTED](Exact Name of
                       Registrant as Specified in Charter)

                               101 Federal Street
                   [OBJECT OMITTED]Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

       ]Registrant's Telephone Number, including Area Code (800) 932-7781

                               Philip T. Masterson
                               c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
             [OBJECT OMITTED](Name and Address of Agent for Service)

                                   Copies to:
Timothy W. Levin, Esquire                   Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP                 Morgan, Lewis & Bockius LLP
1701 Market Street                          1111 Pennsylvania Ave., NW
Philadelphia, Pennsylvania 19103            Washington, DC 20004

                               It is proposed that this filing become effective
(check appropriate box):

             [ ] Immediately upon filing pursuant to paragraph (b)
             [X] On November 30, 2009 pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] On [date] pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] On [date] pursuant to paragraph (a) of Rule 485

                       THE ADVISORS' INNER CIRCLE FUND II

                             CHAMPLAIN MID CAP FUND

                          CHAMPLAIN SMALL COMPANY FUND

                                   PROSPECTUS

                               NOVEMBER 30, 2009

                              INVESTMENT ADVISER:

                       CHAMPLAIN INVESTMENT PARTNERS, LLC


  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

The Champlain Mid Cap Fund (the "Mid Cap Fund") and the Champlain Small Company Fund (the "Small Company Fund," and, together with the Mid Cap Fund, the "Funds") are each separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Advisor Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:




                                        Page
CHAMPLAIN MID CAP FUND ....................................2
    FUND SUMMARY ..........................................2
    PRINCIPAL INVESTMENT STRATEGY .........................2
    PRINCIPAL RISKS OF INVESTING ..........................3
    PERFORMANCE INFORMATION ...............................3
    FUND FEES AND EXPENSES ................................3
CHAMPLAIN SMALL COMPANY FUND ..............................6
    FUND SUMMARY ..........................................6
    PRINCIPAL INVESTMENT STRATEGY .........................6
    PRINCIPAL RISKS OF INVESTING ..........................6
    PERFORMANCE INFORMATION ...............................7
    FUND FEES AND EXPENSES ................................9
MORE INFORMATION ABOUT RISK ..............................11
MORE INFORMATION ABOUT FUND INVESTMENTS ..................12
INFORMATION ABOUT PORTFOLIO HOLDINGS .....................12
INVESTMENT ADVISER .......................................13

PORTFOLIO MANAGERS .......................................14
PERFORMANCE OF A COMPARABLE ACCOUNT ......................16
HISTORICAL PERFORMANCE DATA OF THE ADVISER ...............18
PURCHASING, SELLING AND EXCHANGING FUND SHARES ...........20
OTHER POLICIES ...........................................26
SHAREHOLDER SERVICING ARRANGEMENTS .......................29
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................29
DISTRIBUTION OF FUND SHARES ..............................30
DIVIDENDS AND DISTRIBUTIONS ..............................31
TAXES ....................................................31
FINANCIAL HIGHLIGHTS .....................................32
HOW TO OBTAIN MORE INFORMATION
   ABOUT THE FUNDS ...............................BACK COVER


The Small Company Fund is closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. The Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and in the sole discretion of Champlain Investment Partners, LLC, the Fund's adviser.

CHAMPLAIN MID CAP FUND




FUND SUMMARY
     INVESTMENT GOAL               Capital appreciation
     INVESTMENT FOCUS              Mid-capitalization U.S. common
                                   stocks
     SHARE PRICE VOLATILITY        High
     PRINCIPAL INVESTMENT STRATEGY Investing mainly in common stocks of medium-sized companies, and to
                                   a lesser extent, small-and large-sized
                                   companies, which have attractive
                                   long-term fundamentals, superior
                                   appreciation potential and attractive
                                   valuations
     INVESTOR PROFILE              Long-term investors who seek capi-
                                   tal appreciation and are willing to
                                   bear the risk of investing in equity
                                   securities in order to seek above-
                                   average gains

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of medium-sized companies. For purposes of this policy, a medium-sized company is defined as having a market capitalization of less than $15 billion at the time of purchase. The Fund seeks capital appreciation by investing mainly in common stocks of medium-sized companies that Champlain Investment Partners, LLC (the "Adviser") believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottoms-up investment process, which includes an effort to understand a company's intrinsic or fair value, the Adviser expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values. As such, the Adviser seeks to mitigate company-specific risk by limiting position sizes to 5% of the Fund's total assets at market value, at the time of purchase. The Fund is broadly diversified and the Adviser seeks to create value primarily through favorable stock selection.

PRINCIPAL RISKS OF INVESTING

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium- and small-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

     The Fund commenced operations on June 30, 2008, and therefore, does not have a full calendar year of performance; however, the Adviser manages separate accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES

     This table describes the fees and expenses you may pay if you buy and hold Advisor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                  Advisor Shares
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                 None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                                  None
Redemption Fee (as a percentage of amount redeemed, if applicable)(1)  None


(1) Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)




                                        Advisor Shares
--------------------------------------- --------------
Investment Advisory Fees                    0.80%
--------------------------------------- --------------
Distribution (12b-1) Fees                   0.25%
--------------------------------------- --------------
Other Expenses                              0.54%
                                            --------
--------------------------------------- --------------
Total Annual Fund Operating Expenses(1)     1.59%
--------------------------------------- --------------

(1) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's Advisor Shares' average daily net assets. The Adviser may discontinue all or a part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:




               1 Year      3 Years       5 Years       10 Years
               ------      -------       -------       --------
                $162         $502          $866         $1,889

CHAMPLAIN SMALL COMPANY FUND



FUND SUMMARY

     INVESTMENT GOAL               Capital appreciation
     INVESTMENT FOCUS              Small capitalization U.S. common
                                   stocks
     SHARE PRICE VOLATILITY        High
     PRINCIPAL INVESTMENT STRATEGY Investing mainly in common stocks of small companies, and, to a lesser
                                   extent, medium-sized companies,
                                   which have attractive long-term fun-
                                   damentals, superior appreciation
                                   potential and attractive valuations
     INVESTOR PROFILE              Long-term investors who seek capi-
                                   tal appreciation and are willing to
                                   bear the risk of investing in equity
                                   securities in order to seek above-
                                   average gains

PRINCIPAL INVESTMENT STRATEGY

     Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small companies. For purposes of this policy, a small company is defined as having a market capitalization of less than $2.5 billion at the time of purchase. The Fund seeks capital appreciation by investing mainly in common stocks of small companies that Champlain Investment Partners, LLC (the "Adviser") believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottoms-up investment process, which includes an effort to understand a company's intrinsic or fair value, the Adviser expects to identify a diversified universe of small companies which trade at a discount to their estimated or intrinsic fair values. As such, the Adviser seeks to mitigate company specific risk by limiting position sizes to 5% of the Fund's total assets at market value. The Fund is broadly diversified and seeks to create value primarily through favorable stock selection.

PRINCIPAL RISKS OF INVESTING

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Advisor Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. Total returns would have been lower had certain expenses not been waived or assumed by the Adviser.

     The bar chart shows how performance of the Fund's Advisor Shares has varied from calendar year to calendar year.

                 14.03%  10.05%  10.84%  -24.04%

                  2005    2006    2007    2008




                           BEST QUARTER WORST QUARTER
                               9.18%       (23.44)%
                           (03/31/2006) (12/31/2008)


The performance information shown above is based on a calendar year. The Fund's Advisor Shares' performance from 01/01/2009 to 09/30/2009 was 19.85% .

In addition, the Fund's primary portfolio manager managed another mutual fund with an investment strategy substantially similar to that of the Fund. For information representing the performance of this mutual fund, see "Performance of Comparable Account."

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S ADVISOR SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 2000 INDEX.




                                                        Since
                                             1 Year   Inception(1)
-------------------------------------------- -------- ------------
Fund Returns Before Taxes                    (24.04)%   1.86%
-------------------------------------------- -------- ------------
Fund Returns After Taxes on Distributions(2) (24.47)%   0.96%
-------------------------------------------- -------- ------------
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares(2,) 3              (15.36)%   1.22%
-------------------------------------------- -------- ------------
Russell 2000 Index (reflects no deduction
  for fees, expenses or taxes)               (33.79)%  (4.45)%
-------------------------------------------- -------- ------------


(1) The Fund's inception date was November 30, 2004.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U. S. equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Advisor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                  Advisor Shares
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)1   None


(1) Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)




                                        Advisor Shares
--------------------------------------- --------------
Investment Advisory Fees                    0.90%
--------------------------------------- --------------
Distribution and Service (12b-1) Fees       0.25%
--------------------------------------- --------------
Other Expenses                              0.30%
                                            --------
--------------------------------------- --------------
Total Annual Fund Operating Expenses(1)     1.45%
--------------------------------------- --------------


(1) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's Advisor Shares' average daily net assets. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.40% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:




             1 Year    3 Years    5 Years   10 Years
             ------    -------    -------   --------
              $148       $459       $792     $1,735

MORE INFORMATION ABOUT RISK

     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     Each Fund has an investment goal and strategies for reaching that goal. The Funds' investment managers invest each Fund's assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment managers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

     The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

     This prospectus describes each Fund's principal investment strategies, and a Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, a Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. Certain portfolio holdings information for the Funds is available on the Funds' website --www.cipvt.com -- by clicking the "Investment Overview" link on the home-page followed by the "Products" link followed by the "Fact Sheet" link on the "Investment Products" page. By clicking these links, you can obtain a list of each Fund's top 10 portfolio holdings as of the end of the most recent calendar quarter. The portfolio holdings information available on the Funds' website includes a top 10 list of the securities owned by each Fund and the percentage of each Fund's overall portfolio represented by each listed security. In addition, the website includes a list of the sectors represented in each Fund's portfolio. The portfolio holdings information on the Funds' website is generally made available 7 to 10 business days following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next calendar quarter.

INVESTMENT ADVISER

     Champlain Investment Partners, LLC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

     The Adviser's principal place of business is located at 346 Shelburne Road, Burlington, Vermont 05401. As of September 30, 2009, the Adviser had approximately $2.9 billion in assets under management. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% based on the average daily net assets of the Mid Cap Fund and the Small Company Fund, respectively. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 1.30% and 1.40% of the Mid Cap Fund and Small Company Fund's Advisor Shares' average daily net assets, respectively. The Adviser intends to continue these expense limitations until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.30% and 1.40% for the Mid Cap Fund and Small Company Fund, respectively, to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Adviser received advisory fees (after expense reductions and reimbursements), stated as a percentage of the Mid Cap Fund's average daily net assets, at an annual rate of 0.51% from the Mid Cap Fund. For the fiscal year ended July 31, 2009, the Adviser received advisory fees (after expense reductions and reimbursements), stated as a percentage of the Small Company Fund's average daily net assets, at an annual rate of 0.85% from the Small Company Fund.

     A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Fund's Annual Report to Shareholders dated July 31, 2008.

PORTFOLIO MANAGERS

     The Funds are managed by a team of the following investment professionals headed by Scott T. Brayman, Chartered Financial Analyst ("CFA"):

     Mr. Brayman has served as Chief Investment Officer and Managing Partner of the Adviser since September 2004. In addition, Mr. Brayman has led the Adviser's investment team since the firm's inception in September 2004. Prior to joining the Adviser, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. ("NL Capital") and served as a portfolio manager at Sentinel Advisors Company ("Sentinel") where he was employed from June 1995 to September 2004. At Sentinel he was responsible for managing small-cap and core mid-cap strategies. Prior to joining NL Capital and Sentinel, he served as a portfolio manager and Director of Marketing at Argyle Capital Management in Allentown, Pennsylvania. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor's Degree in Business Administration. He earned his CFA designation in 1995 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 24 years of investment experience.

     Mr. Daniel B. Butler, CFA, and Partner of the Adviser, has been a member of the investment team since September 2004. Prior to joining the Adviser, Mr. Butler was a Vice President and Analyst at NL Capital from August 2004 to September 2004. From June 1998 to July 2004, Mr. Butler was a Senior Equity Analyst for Principal Global Investors where he followed the technology sector for the firm's small-cap portfolio managers. Additionally, Mr. Butler held an analyst position at Raymond James Financial from September 1994 to June 1996. Mr. Butler graduated from the University of Massachusetts with a Bachelor's Degree in Mathematics and received his Master's in Business Administration from Indiana University. He earned his CFA designation in 2001 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 13 years of investment experience.

     Mr. Van Harissis, CFA, has been a member of the investment team and Partner of the Adviser since September 2004. Prior to joining the Adviser, Mr. Harissis was a Senior Vice President at NL Capital, and served as a portfolio manager at Sentinel from June 1999 to September 2004. At Sentinel he was responsible for managing large-cap core equity and balanced strategies. Prior to joining NL Capital and Sentinel, he served as Managing Director and as a portfolio manager at Phoenix Investment

     Partners, Ltd. Mr. Harissis graduated cum laude from the University of Rochester with a Bachelor's Degree in Economics and received his Master's in Business Administration from the Johnson Graduate School of Management at Cornell University. He earned his CFA designation in 1989 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 25 years of investment experience.

     Ms. Deborah Healey has been a securities trader and Partner of the Adviser since September 2004. Prior to joining the Adviser, Ms. Healey was a Vice President and small cap equity trader at NL Capital from October 2003 to September 2004. From June 1994 to May 2002, she served as a Senior Vice President and Senior Equity Trader at Putnam Investments, where she was responsible for trading all equities within the financial, capital goods and conglomerates sectors. Before Putnam's move to sector trading, she handled all trading for several small cap managers. Ms. Healey was an active participant in the design and implementation of Putnam's internal trading systems. Prior to joining Putnam Investments, she served as a Senior Equity Trader at Fidelity Investments. Ms. Healey graduated from Dartmouth College with a Bachelor's Degree in Government. She has more than 23 years of investment experience.

     Mr. Finn McCoy has been a Trader and Operations Analyst since 2006. Prior to joining the Adviser, Mr. McCoy held internships with the offices of United States Senators Patrick Leahy and James Jeffords, as well as a semester studying abroad in Buenos Aires, Argentina. Mr. McCoy graduated with honors with a Bachelor of Arts in Economics from the University of Vermont in May 2006. He has more than 3 years of investment experience.

     Mr. David O'Neal, CFA, has been a member of the investment team and Partner of the Adviser since September 2004. Prior to joining the Adviser, Mr. O'Neal was a Vice President and healthcare analyst for small-cap and mid-cap core strategies at NL Capital from January 2003 to September 2004. From February 1997 to June 2002, he served as Senior Research Analyst at Midwest Research/First Tennessee Securities. Additionally, Mr. O'Neal has over 12 years of experience in the healthcare market as a hospital manager and healthcare consultant. Mr. O'Neal graduated cum laude from Vanderbilt University with a Bachelor's Degree in Economics and Mathematics and received his Master's in Business Administration from the University of Chicago. He earned his CFA designation in 2002 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 13 years of investment experience.

     The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT

     The information set forth below represents the performance of another mutual fund managed by Mr. Brayman with an investment strategy substantially similar to that of the Small Company Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Small Company Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Brayman to the Russell 2000 Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

     The performance information shown below from January 1, 1996 through December 31, 2003 is the performance of the Sentinel Funds' Small Company Fund (the "Sentinel Fund"), a registered mutual fund managed principally by Mr. Brayman while at Sentinel Advisors Company. The Sentinel Fund had substantially similar investment objectives, policies and strategies as those of the Small Company Fund. The performance information of the Sentinel Fund reflects the sales charges and operating expenses of the Sentinel Fund's Class A Shares. The Small Company Fund's Advisor Shares are not subject to sales charges, however, operating expenses of the Small Company Fund's Advisor Shares are higher than those of the Sentinel Fund's Class A Shares. If the Sentinel Fund's Class A Shares' performance information (without sales charges) was calculated based on the operating expenses of the Small Company Fund's Advisor Shares, the performance information shown below would have been lower.

     THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE SMALL COMPANY FUND. THEY SHOW THE PERFORMANCE OF THE SENTINEL FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. BRAYMAN. MR. BRAYMAN'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE SMALL COMPANY FUND.

THIS TABLE COMPARES THE SENTINEL FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE RUSSELL 2000 INDEX.




                                                              Since
Class A Shares                       1 Year 3 Years 5 Years Inception(1)
------------------------------------ ------ ------- ------- ------------
 Fund Returns (with sales charge)(2) 31.18%  5.69%   13.58%   14.62%
------------------------------------ ------ ------- ------- ------------
 Fund Returns (without sales charge) 38.09%  7.51%   14.75%   15.35%
------------------------------------ ------ ------- ------- ------------
 Russell 2000 Index (reflects no
   deduction for fees, expenses
   or taxes) (3)                     47.25%  6.27%    7.13%    8.78%
------------------------------------ ------ ------- ------- ------------


(1) Mr. Brayman began managing the Fund on January 1, 1996.

(2) Reflects maximum sales charge of 5.00% applicable to Class A Shares of the Sentinel Fund. Advisor Shares of the Fund are not sold subject to a sales charge.

(3) The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE SENTINEL FUND'S CLASS A SHARES. SALES CHARGES ARE NOT REFLECTED IN THE BAR CHART. IF SALES CHARGES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.

39.10%   38.10%  21.30%   21.20%   15.10%  -14.10%   4.80%    7.20%
1996      1997    1998    1999      2000     2001    2002      2003

THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE SENTINEL FUND'S TOTAL RETURN FROM JANUARY 1, 2004 TO AUGUST 31, 2004 WAS 1.60%.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

     The following tables give the historical performance of actual, fee-paying separate accounts, referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Mid Cap Fund. The Composite does not reflect all of the firm's assets under management. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE MID CAP FUND. Performance is historical and does not represent the future performance of the Mid Cap Fund or of the Adviser.

     The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Mid Cap Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI([R]))(1). All returns presented were calculated on a total return basis and include all dividends and interest and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period from the inception of each account.

     The currency used to express performance in the Composite is U.S. dollars. Because of variation in total expense levels, the Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The accounts that are included in the Composite are not subject to the same type of expenses to which the Mid Cap Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Mid Cap Fund. In addition, the accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Mid Cap Fund may be subject to, and accordingly the performance of the accounts may be higher than for a public mutual fund managed under the same investment strategy.

     The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Mid Cap Fund. The performance data shown below should not be considered a substitute for the Mid Cap Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S MID-CAP COMPOSITE CHARACTERISTICS(2) (MARCH 26, 2004 THROUGH DECEMBER 31, 2008)



                                                         Total
      Composite    Composite                           Assets of
     Total Return Total Return                         Included
       (Net of     (Gross of                           Portfolios  Total
     Investment   Investment    Russell    Number      at End of    Firm          Percent
     Management   Management    Mid Cap      of         Period     Assets         of Firm
Year   Fees)(3)      Fees)      Index(4,5) Portfolios (in millions) (in millions) Assets  Dispersion(6)
---- ------------ ------------ ----------- ---------- --------------------------- ------- -------------
2008 (26.13)%     (25.71)%     (41.46)%       7       $117.20     $1,803          6.50%     N/A
2007  15.54%       16.55%       5.69%         3        $43.98     $1,368          3.21%     N/A
2006   9.21%       10.30%      15.58%         1         $0.60      $587           0.10%     N/A
2005  11.90%       13.04%      12.70%         1         $0.55      $219           0.25%     N/A
2004  12.20%       13.11%      16.87%         1         $0.49      $113           0.43%     N/A
---- ------------ ------------ ----------- ---------- ----------- --------------- ------- -------------

1 The CFAI is an international, nonprofit organization of more than 50,000 investment practi- tioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS([R])). CFAI has not been involved in the preparation or review of this report.
(2) Results shown for the year 2004 represent partial period performance from March 26, 2004 through December 31, 2004. The calculation of returns is computed on a monthly basis thereafter. Returns are asset weighted. Actual results may vary depending on level of assets and fee schedule. Performance results include any dividend and interest income and are net of management fees (0.80% annually) and other expenses.
(3) The Mid cap Composite was created September 17, 2004. Performance presented prior to September 17, 2004 occurred while the Portfolio Managers were affiliated with a prior firm and Scott Brayman was the only individual responsible for selecting the securities to buy and sell.
(4) The Russell Mid Cap Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the 1000 largest U.S. companies based on total market capitalization, which represents approx-imately 92% of the investable U.S. equity market.
(5) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(6) The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculat- ed for composites with less than five accounts for the whole period.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

     This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

     Advisor Shares of the Funds are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-773-3238.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

     The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

     The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

     You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

     REGULAR MAIL ADDRESS
     Champlain Funds
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     DST Systems
     c/o Champlain Funds
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-866-773-3238 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS
     UMB Bank, N.A.
     ABA #101000695
     Champlain Funds
     DDA Account #9870523965
     Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Funds at: Champlain Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM PURCHASES

     To purchase Advisor Shares of either Fund for the first time, you must invest at least $10,000 ($3,000 for IRA accounts). There is no minimum for subsequent investments. A Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

     The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.




                               Trading
Fund Name        Share Class   Symbol    CUSIP   Fund Code
--------------- -------------- ------- --------- ---------
Champlain Mid
  Cap Fund      Advisor Shares CIPMX   00764Q744    1354
--------------- -------------- ------- --------- ---------
Champlain Small
  Company Fund  Advisor Shares  CIPSX  00764Q405    1352
--------------- -------------- ------- --------- ---------

GENERAL INFORMATION

     You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value ("NAV") next determined after a Fund receives your purchase order in proper form. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

     Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

     Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to buy or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or sale transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Funds' Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

HOW TO SELL YOUR FUND SHARES

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds' transfer agent directly by mail or telephone.

BY MAIL

     To redeem shares by mail, you may contact the Funds directly at: Champlain Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
     Champlain Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

     o The Fund name;
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.


     All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 1-866-773-3238 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

RECEIVING YOUR MONEY

     Normally, the Funds will send your sale proceeds within seven days after a Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

     The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $10,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

     At no charge, you may exchange Advisor Shares of a Champlain Fund for Advisor Shares of another Champlain Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Funds invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

     The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a share-holder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

     Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

     Each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

     The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with a Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

     The Funds generally pay financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

     The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DISTRIBUTION OF FUND SHARES

     Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Advisor Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Advisor Shares of each Fund is 0.25%.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of a Fund's shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the years ended July 31, 2006, 2007, 2008, and 2009 has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and each Fund's financial statements, are included in the Funds' Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Small Company Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-773-3238.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                         YEAR          PERIOD
                                        ENDED          ENDED
CHAMPLAIN MID CAP FUND                 JULY 31,        JULY 31,
ADVISOR SHARES                          2009           2008(2)
------------------------------------- ---------------- ---------
Net Asset Value,
  Beginning of Period                   $10.40         $10.00
------------------------------------- ---------------- ---------
Income (Loss) from Operations:
  Net Investment Loss(1)                 --              --
  Net Realized and Unrealized
     Gain (Loss) on Investments          (1.64)          0.40
------------------------------------- ---------------- ---------
Total from Operations                    (1.64)          0.40
------------------------------------- ---------------- ---------
Dividends and Distributions from:
  Net Investment Income                   --*              --
  Return of Capital                       --*              --
------------------------------------- ---------------- ---------
Total Dividends and Distributions         --*              --
------------------------------------- ---------------- ---------
Net Asset Value, End of Period          $ 8.76         $10.40
------------------------------------- ---------------- ---------
TOTAL RETURN+                          (15.73)%          4.00%
------------------------------------- ---------------- ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) $44,142          $1,726
------------------------------------- ---------------- ---------
Ratio of Expenses to Average
  Net Assets (including waivers
  and reimbursements, excluding
  fees paid indirectly)                  1.30%           1.30%**
------------------------------------- ---------------- ---------
Ratio of Expenses to Average
  Net Assets (including waivers,
  reimbursements and fees
  paid indirectly)                       1.30%           1.30%**
------------------------------------- ---------------- ---------
Ratio of Expenses to Average
  Net Assets (excluding waivers,
  reimbursements and fees
  paid indirectly)                       1.59%           5.10%**
------------------------------------- ---------------- ---------
Ratio of Net Investment Income to
  Average Net Assets                     0.01%           0.05%**
------------------------------------- ---------------- ---------
Portfolio Turnover Rate                    55%              0%++
------------------------------------- ---------------- ---------


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ NOT ANNUALIZED.
(1) PER SHARE NET INVESTMENT INCOME CALCULATED USING AVERAGE SHARES. (2) COMMENCED OPERATIONS ON JUNE 30, 2008.
* AMOUNT REPRESENTS LESS THAN $0.01.
** ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD



                                     YEAR        YEAR       YEAR      YEAR        PERIOD
CHAMPLAIN SMALL                     ENDED       ENDED      ENDED     ENDED        ENDED
COMPANY FUND                       JULY 31,     JULY 31,   JULY 31, JULY 31,      JULY 31,
ADVISOR SHARES                       2009        2008       2007      2006        2005*
--------------------------------- ------------- -------- ---------- ------------ ------------
Net Asset Value,
  Beginning of Period               $12.86      $13.29     $11.11    $11.18       $10.00
--------------------------------- ------------- -------- ---------- ------------ ------------
Income (Loss) from Operations:
  Net Investment Loss(1)             (0.03)      (0.04)     (0.04)    (0.02)       (0.04)
  Net Realized and Unrealized
     Gain (Loss) on Investments      (2.00)       0.47       2.43      0.17(2)    1.24
--------------------------------- ------------- -------- ---------- ------------ ------------
Total from Operations                (2.03)       0.43       2.39      0.15         1.20
--------------------------------- ------------- -------- ---------- ------------ ------------
Dividends and Distributions from:
  Net Investment Income                 --          --         --     (0.01)       (0.02)
  Net Realized Gains                 (0.25)      (0.86)     (0.21)    (0.21)          --
  Return of Capital                     --(3)     --         --        --           --
--------------------------------- ------------- -------- ---------- ------------ ------------
Total Dividends and Distributions    (0.25)      (0.86)     (0.21)    (0.22)       (0.02)
--------------------------------- ------------- -------- ---------- ------------ ------------
Net Asset Value, End of Period      $10.58      $12.86     $13.29    $11.11       $11.18
--------------------------------- ------------- -------- ---------- ------------ ------------
TOTAL RETURN+                       (15.47)%      3.24%     21.69%     1.30%       11.98%
--------------------------------- ------------- -------- ---------- ------------ ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
  Period (Thousands)              $559,011 $453,522      $243,122   $48,410      $11,797
--------------------------------- ---------------------- ---------- ------------ ------------
Ratio of Expenses to Average
  Net Assets (including waivers,
  recaptures, and reimbursements,
  excluding fees paid indirectly)     1.40%       1.41%      1.41%     1.41%        1.40%**
--------------------------------- ------------- -------- ---------- ------------ ------------
Ratio of Expenses to Average
  Net Assets (including waivers,
  recaptures, reimbursements
  and fees paid indirectly)           1.40%       1.40%      1.40%     1.40%        1.40%**
--------------------------------- ------------- -------- ---------- ------------ ------------
Ratio of Expenses to Average
  Net Assets (excluding waivers,
  recaptures, reimbursements
  and fees paid indirectly)           1.45%       1.42%      1.49%     2.26%        5.95%**
--------------------------------- ------------- -------- ---------- ------------ ------------
Ratio of Net Investment
  Loss to Average Net Assets         (0.33)%     (0.35)%    (0.33)%   (0.22)%      (0.53)%**
--------------------------------- ------------- -------- ---------- ------------ ------------
Portfolio Turnover Rate                 48%         65%        69%       94%          44%++
--------------------------------- ------------- -------- ---------- ------------ ------------


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD.
++ NOT ANNUALIZED.  EXCLUDES EFFECT OF IN-KIND  TRANSFER.
* COMMENCED OPERATIONS ON NOVEMBER 30, 2004.
** ANNUALIZED.
(1) PER SHARE NET INVESTMENT LOSS CALCULATED USING AVERAGE SHARES.
(2) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.
(3) AMOUNT REPRESENTS LESS THAN $0.01.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN FUNDS

INVESTMENT ADVISER
Champlain Investment Partners, LLC
346 Shelburne Road
Burlington, Vermont 05401

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-866-773-3238
BY MAIL:      Champlain Funds
              P.O. Box 219009
              Kansas City, Missouri 64121-9009
BY INTERNET:  www.cipvt.com


FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 CSC-PS-001-0600

                       THE ADVISORS' INNER CIRCLE FUND II


                              CLEAR RIVER(SM) FUND



PROSPECTUS                                                     NOVEMBER 30, 2009










                                       INVESTMENT ADVISER:

                                       LOWRY HILL INVESTMENT ADVISORS, INC.


  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

THE CLEAR RIVER(SM) FUND (THE "FUND") IS A SEPARATE SERIES OF THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST"), A MUTUAL FUND FAMILY THAT OFFERS SEPARATE INVESTMENT PORTFOLIOS. THE PORTFOLIOS HAVE INDIVIDUAL INVESTMENT GOALS AND STRATEGIES. THIS PROSPECTUS GIVES YOU IMPORTANT INFORMATION ABOUT INVESTOR SHARES OF THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
                                                                            ----
FUND INVESTMENT OBJECTIVE ..................................................   1
PRINCIPAL INVESTMENT STRATEGIES ............................................   1
PRINCIPAL RISKS OF INVESTING IN THE FUND ...................................   3
PERFORMANCE INFORMATION ....................................................   6
FUND FEES AND EXPENSES .....................................................   7
MORE INFORMATION ABOUT RISK ................................................   9
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  10
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  11
INVESTMENT ADVISER .........................................................  11
PORTFOLIO MANAGERS .........................................................  12
PURCHASING AND SELLING FUND SHARES .........................................  13
OTHER POLICIES .............................................................  19
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  23
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  24
DIVIDENDS AND DISTRIBUTIONS ................................................  25
TAXES ......................................................................  25
HOW TO OBTAIN MORE INFORMATION
  ABOUT THE FUND .................................................... BACK COVER

CLEAR RIVER FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Clear River Fund (the "Fund") seeks long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    In seeking to achieve the Fund's investment objective, Lowry Hill Investment Advisors, Inc. (the "Adviser") utilizes a combination of the six distinct and complementary investment strategies discussed below. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The Fund seeks to buy and hold securities for the long term in order to minimize transactions costs and maximize the Fund's tax efficiency. However, the Adviser may sell a security if a company's underlying fundamentals have changed, the stock reaches overvaluation as determined by the Adviser or a more attractively valued alternative is available for purchase.

    In making allocation decisions among the investment strategies, the Adviser considers multiple data sources, including economic and fundamental research. The Adviser regularly reviews the Fund's allocation and makes changes to favor strategies it believes will provide the most favorable outlook for achieving the Fund's objective. Depending on market conditions, these allocations may vary significantly from time to time.

    Under most market conditions, the Adviser will allocate Fund assets to each investment strategy within the following ranges of the Fund's net assets:


    Growth Equity                      10% - 40%
    Income Equity                       5% - 25%
    International Equity               10% - 40%
    Real Asset Equity                   0% - 20%
    Small Cap Equity                    5% - 30%
    Special Situations                  0% - 10%


    GROWTH EQUITY STRATEGY -- The Adviser's Growth Equity Strategy focuses on securities of established companies with attractive earnings growth opportunities. For assets allocated to the Growth Equity strategy, the Fund will generally invest in equity securities of companies with total market capitalizations of greater than $5 billion and expected earnings growth rates greater than the market average. In selecting securities, the Adviser looks for industry-leading companies with well-defined earnings growth strategies, high or improving returns on capital, significant cash flows and shareholder-focused management.

    INCOME EQUITY STRATEGY -- The Adviser utilizes its Income Equity Strategy to generate current dividend income and long-term total return by investing in securities of established companies that pay dividends. When employing this strategy, the Fund will invest in dividend-paying equity securities, including American Depositary Receipts ("ADRs"), of companies that the Adviser believes are selling at a discount to their intrinsic value, have dividend yields that on balance exceed the yield on the S&P 500 Index average, and have the potential to maintain or increase cash flows over a three- to five-year period.

    INTERNATIONAL EQUITY STRATEGY -- The Adviser's International Equity Strategy seeks to provide long-term capital appreciation and international diversification by investing in established non-U.S.-centered companies with attractive growth opportunities. Under this strategy, the Fund will invest in equity securities, including ADRs, of companies that generate 60% or more of their revenues outside North America. Additionally, the Fund may also invest in exchange-traded funds ("ETFs") in order to gain efficient exposure to certain foreign equity markets. When investing in such ETFs, the Adviser's security selection criterion applies to a country and/or region as opposed to a company.


    REAL ASSET EQUITY STRATEGY -- The Adviser's Real Asset Equity Strategy seeks to enhance portfolio inflation protection and diversification by investing in securities of established domestic and foreign public real estate companies, as well as companies whose primary business engages in commodities and natural resources or related businesses. Additionally, the Fund may invest in ETFs in order to maintain exposure to these market segments. For assets allocated to the strategy, the Fund will invest in equity securities of companies whose assets provide them with competitive advantages in occupancy or operating cost. The Adviser seeks securities selling at a discount to their intrinsic value. The Fund will also invest in real estate investment trusts ("REITs") with total market capitalizations of greater than $1 billion. In selecting securities, the Adviser looks for REITs that focus on a single property type, display a strong balance sheet and cash flow management, and have shareholder-focused management. The Adviser seeks REITs selling at a discount to their intrinsic value based on price-to-cash flow analysis and producing a dividend yield of at least 50% of their benchmark.

    SMALL CAP EQUITY STRATEGY -- The Adviser's Small Cap Equity Strategy focuses on securities of smaller companies with strong franchises and attractive valuations. For assets allocated to this strategy, the Fund will generally invest in equity securities of companies with total market capitalizations of less than $5 billion. When selecting securities, the Adviser looks for companies with high or improving returns on capital, opportunities for growth and shareholder-focused management. The Adviser seeks securities selling at a discount to their intrinsic value with the potential to achieve a specified target return over a three- to five-year period.

    SPECIAL SITUATIONS STRATEGY -- The Adviser's Special Situations Strategy focuses on securities of undervalued companies displaying an early catalyst that the Adviser believes will lead to accelerated future earnings growth. Such event-driven opportunities can be broadly defined to include merger and acquisition activity, bankruptcy proceedings, restructurings and industry turnarounds. When investing assets pursuant to this strategy, the Fund will generally invest in equity securities of companies with total market capitalizations of greater than $5 billion. When selecting securities, the Adviser looks for companies with a sustainable competitive advantage, pricing power, a low debt-to-capital ratio, and attractive valuation metrics.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

    FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


    REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.


    INVESTMENTS IN ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

    The Fund intends to invest in ETFs in a manner consistent with the Fund's intention to be taxable as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Adviser, therefore, anticipates monitoring its investments in such ETFs very closely to keep the Fund's non-qualifying income within the acceptable limits so as to maintain its qualification as a regulated investment company. For more information, please see the discussion under "Taxes" below and in the Statement of Additional Information.


    SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    SPECIAL SITUATIONS RISK -- Special situations are unusual or out-of-the-ordinary circumstances that a company or its stock can face.
    Examples of special situations could include a company turning around from a period of poor performance, a company undertaking a corporate restructuring, a company launching a new product or business stream or a security selling at a discount to its underlying value. Special situations can present investment opportunities if correctly identified and interpreted. Special situations may involve greater risk than is found in the normal course of investing if the special situation does not produce the effect predicted by the Adviser.

    ALLOCATION RISK -- In seeking to achieve the Fund's investment objective, the Adviser may employ multiple investment strategies. Decisions concerning allocations of assets among investment strategies are based upon judgments made by the Adviser. As a result, the Fund could miss attractive investment opportunities by underweighting strategies that subsequently experience significant returns and could lose value by overweighting strategies that subsequently experience significant declines.


    COMMODITY RISK -- Exposure to the commodities markets, through a company or an ETF, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The Fund commenced operations on February 3, 2009, and therefore, does not have performance history for a full calendar year.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Investor Shares
    ----------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                            None
    ----------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
      (as a percentage of net asset value)                           None
    ----------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                            None
    ----------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if
       applicable)(1)                                                2.00%
    ----------------------------------------------------------------------------


    (1) The Redemption Fee is assessed on redemptions of shares that have been held for less than 90 days. In addition, proceeds wired to your bank account may be subject to a $10 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                 Investor Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees                                         0.85%
    ----------------------------------------------------------------------------
    Other Expenses                                                   0.97%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                  0.02%
                                                                     -----
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                        1.84%
    ----------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraor- dinary expenses) from exceeding 1.20% of the Fund's Investor Shares' average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.20% to recapture all or a portion of its expense reductions and reimbursements made during the preced- ing three-year period.

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.



    For more information about these fees, see "Investment Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions, your approximate costs of investing $10,000 in the Fund would be:


            1 Year         3 Years        5 Years         10 Years
    ----------------------------------------------------------------------------
             $187           $579           $995            $2,159

MORE INFORMATION ABOUT RISK

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT, AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

    EQUITY RISK -- Equity securities in which the Fund invests include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

    Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


    FOREIGN SECURITY RISK -- The Fund's investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

    The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

    This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

    A description of the Fund's policy and procedures with respect to circumstances under which the Fund discloses its portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


    Lowry Hill Investment Advisors, Inc., a Minnesota corporation formed in 1986, serves as the investment adviser to the Fund. The Adviser is a subsidiary of Wells Fargo and Co. and is an affiliate of Wells Fargo Bank, N.A. (Wells Fargo). The Adviser's principal place of business is located at 90 South Seventh Street, Suite 5300, Minneapolis, Minnesota 55402. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of July 31, 2009, the Adviser had approximately $4.1 billion in assets under management. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.20% of the Fund's Investor Shares' average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.20% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund paid 0.23% of its average daily net assets in advisory fees to the Adviser.


    Wells Fargo and its affiliates provide a variety of financial products and services, including money market funds, and the Fund may invest in those money market funds for cash management purposes. Wells Fargo may earn investment management fees and earns other fees on Fund assets invested in such money market funds.

    A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement appears in the Fund's Annual Report to Shareholders dated July 31, 2009, which covers the period from February 3, 2009, to July 31, 2009.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


    The Fund is managed by a team of investment professionals headed by Mr. James Steiner, Mr. Thomas Hull and Mr. Thomas Gunderson. Although Messrs. Steiner, Hull and Gunderson are primarily responsible for making investment decisions for the Fund, a number of investment team members play an integral part in generating investment ideas and making recommendations for the Fund. Following are the members of the Fund's management team:

    Mr. James Steiner has been with the Adviser since 1998 and has served as Managing Principal since 2003. He has co-managed the Fund since its inception. Mr. Steiner has over 17 years of investment experience.

    Mr. Thomas Hull has been with the Adviser since its inception in 1986 and has served as Chief Investment Officer since 2004. Prior to serving as Chief Investment Officer, Mr. Hull served as a Portfolio Manager from 1986 to 2004. He has co-managed the Fund since its inception. Mr. Hull has over 26 years of investment experience.

    Mr. Thomas Gunderson has been with the Adviser and has served as a Portfolio Manager since 2008. Mr. Gunderson is responsible for the Growth Equity Strategies employed by the Fund. Prior to joining the Adviser, Mr. Gunderson served as the lead portfolio manager of the large-cap growth portfolio at FAF Advisors, Inc., a division of U.S. Bancorp, in Minneapolis from 2003 to 2008. He has co-managed the Fund since its inception. Mr. Gunderson has over 25 years of investment experience.

    Mr. Brian Donohue has been with the Adviser since 1999 and has served as a Portfolio Manager since 2000. Mr. Donohue is responsible for the Real Asset Equity Strategies employed by the Fund. He has co-managed the Fund since its inception. Mr. Donohue has over 16 years of investment experience.

    Mr. Douglas Eiden has been with the Adviser since 1997 and has served as a Portfolio Manager since 2001. Mr. Eiden is responsible for the Growth Equity Strategies employed by the Fund. He has co-managed the Fund since its inception. Mr. Eiden has over 12 years of investment experience.

    Mr. Jeffrey Erickson has been with the Adviser and has served as a Portfolio Manager since 2000. Mr. Erickson is responsible for the International Equity Strategies employed by the Fund. He has co-managed the Fund since its inception. Mr. Erickson has over 23 years of investment experience.

    Mr. Cameron Johnson has been with the Adviser and has served as a Portfolio Manager since 2002. Mr. Johnson is responsible for the Small-Cap Equity Strategies employed by the Fund. He has co-managed the Fund since its inception. Mr. Johnson has over 15 years of investment experience.

    Mr. Westcott Jones has been with the Adviser and has served as a Portfolio Manager since 1997. Mr. Jones is responsible for the Income Equity Strategies employed by the Fund. He has co-managed the Fund since its inception. Mr. Jones has over 19 years of investment experience.

ADDITIONAL COMPENSATION

    CUSTODY SERVICES. Wells Fargo Bank, N.A. serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.02% of the Fund's average daily net assets.


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

    Investor Shares of the Fund are for individual and retail investors.

HOW TO PURCHASE FUND SHARES


    To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-333-0246.

    All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

    The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

    The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

    BY MAIL

    REGULAR MAIL ADDRESS

    Clear River Fund
    P.O. Box 219009
    Kansas City, MO 64121-9009

    EXPRESS MAIL ADDRESS

    Clear River Fund
    c/o DST Systems, Inc.
    430 West 7th Street
    Kansas City, MO 64105

    BY WIRE


    To open an account by wire, first call 1-877-333-0246 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).


    WIRING INSTRUCTIONS


    UMB Bank, N.A.
    ABA #101000695
    Clear River Fund
    DDA Account # 9871063178
    Ref: account number/account name


    BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

    You may not open an account via ACH. However, once you have estab- lished an account, you can set up an automatic investment plan by mail- ing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $50. To cancel or change a plan, write to the Fund at Clear River Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: DST Systems, Inc. c/o Clear River Fund, 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS


    To purchase Investor Shares of the Fund for the first time, you must invest at least $5,000. Subsequent investments must be made in amounts of at least $500. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

    The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


                                          Trading
    Fund Name            Share Class      Symbol        CUSIP     Fund Code
    ----------------------------------------------------------------------------
    Clear River Fund   Investor Shares     CLRVX      00766Y570     2671


GENERAL INFORMATION

    You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


    The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

    Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

    The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which the Fund calculates NAV, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


    With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.


    There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


    Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

    In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the

    Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW TO SELL YOUR FUND SHARES

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

    If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

    BY MAIL

    To redeem shares by mail, you may contact the Fund directly at: Clear River Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: DST Systems, Inc. c/o Clear River Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

       o  The Fund name;

       o  The account number;

       o  The dollar amount or number of shares you wish to redeem;

       o  The account name(s); and

       o  The address to which redemption (sale) proceeds should be sent.

    All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


    If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. In addition, a signature guarantee is required for: (i) wire redemptions (which may be subject to a $10 fee) made within 30 days of changing your bank account information and (ii) check redemptions made within 30 days of changing your mailing address. Please call 1-877-333-0246 if you need more information.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

    If your account balance is at least $25,000, you may transfer as little as $250 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

    Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account (which may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

    The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $2,500 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

OTHER POLICIES
--------------------------------------------------------------------------------


EXCESSIVE TRADING POLICIES AND PROCEDURES


    The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities.

    Because the Fund may invest in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.


    In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices do not reflect the value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "General Information."

    The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include the following:

       o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund per calendar quarter. If, to the knowledge of the Fund, a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional pur- chase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


       o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

       o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

    The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy;
    (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

    In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of shares sold within ninety (90) days of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

    The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

    What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Fund is required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

    The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

    The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermedi-aries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund.


    A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


    The Fund is treated as a separate entity for federal income tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% Test").

    The Fund may invest in one or more ETFs that are not taxable as regulated investment companies under the Code and that may generate income that is not qualifying income for purposes of satisfying the 90%

    Test. The Adviser anticipates monitoring its investments in such ETFs very closely to keep the Fund's non-qualifying income within acceptable limits, however, it is possible that if the amount of non-qualifying income is more than anticipated it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to fail to qualify as a regulated investment company.

    If the Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

    The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.


    Each sale of Fund shares may be a taxable event. The gain or loss on the sale of the Fund's shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.

    To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

    The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-333-0246.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             PERIOD
                                                              ENDED
                                                            JULY 31,
                                                             2009(2)
                                                             ------
Net Asset Value, Beginning of Period .....................   $10.00
                                                             ------
Income from Operations:
Net Investment Income(1) .................................     0.07
Net Realized and Unrealized Gain on Investments ..........     2.36
                                                             ------
Total from Operations ....................................     2.43
                                                             ------
Dividends and Distributions from:
  Net Investment Income ..................................    (0.06)
                                                             ------
Net Asset Value, End of Period ...........................   $12.37
                                                             ======
TOTAL RETURN+ ............................................    24.37%
                                                             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....................  $46,148
Ratio of Expenses to Average Net Assets
  (including waivers and reimbursements,
  excluding fees paid indirectly) ........................     1.20%*
Ratio of Expenses to Average Net Assets
  (including waivers, reimbursements
  and fees paid indirectly) ..............................     1.20%*
Ratio of Expenses to Average Net Assets
  (excluding waivers, reimbursements
  and fees paid indirectly) ..............................     1.82%*
Ratio of Net Investment Income to Average Net Assets .....     1.32%*
Portfolio Turnover Rate ..................................       39%++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) FUND COMMENCED OPERATIONS ON FEBRUARY 3, 2009.

*   ANNUALIZED.

                       THE ADVISORS' INNER CIRCLE FUND II
                              CLEAR RIVER(SM) FUND

INVESTMENT ADVISER

    Lowry Hill Investment Advisors, Inc.
    90 South Seventh Street
    Suite 5300
    Minneapolis, Minnesota 55402

DISTRIBUTOR

    SEI Investments Distribution Co.
    One Freedom Valley Drive
    Oaks, Pennsylvania 19456

LEGAL COUNSEL

    Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION (PLEASE NOTE THE FUND DOES NOT HAVE A WEBSITE):


BY TELEPHONE: 1-877-333-0246


BY MAIL: Clear River Fund
         P.O. Box 219009
         Kansas City, Missouri 64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 LHI-PS-001-0200

        `


                       THE ADVISORS' INNER CIRCLE FUND II


[LOGO OMITTED]   FROST

FROST CORE GROWTH EQUITY FUND
FROST DIVIDEND VALUE EQUITY FUND
FROST STRATEGIC BALANCED FUND
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
FROST HOOVER SMALL-MID CAP EQUITY FUND
FROST INTERNATIONAL EQUITY FUND
FROST LOW DURATION BOND FUND
FROST TOTAL RETURN BOND FUND
FROST MUNICIPAL BOND FUND
FROST LOW DURATION MUNICIPAL BOND FUND
FROST KEMPNER TREASURY AND INCOME FUND
FROST LKCM MULTI-CAP EQUITY FUND
FROST LKCM SMALL-MID CAP EQUITY FUND


CLASS A SHARES PROSPECTUS                                      NOVEMBER 30, 2009



                                              INVESTMENT ADVISER:

                                              FROST INVESTMENT ADVISORS, LLC


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS


The Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Strategic Balanced Fund the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost International Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund, and the Frost LKCM Small-Mid Cap Equity Fund (each, a "Fund," and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios each have individual investment goals and strategies. This prospectus gives you important information about Class A Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:



FROST CORE GROWTH EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................   2
   PRINCIPAL INVESTMENT STRATEGIES .........................................   2
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................   3
   PERFORMANCE INFORMATION .................................................   4
   FUND FEES AND EXPENSES ..................................................   6
FROST DIVIDEND VALUE EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................   7
   PRINCIPAL INVESTMENT STRATEGIES .........................................   7
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................   7
   PERFORMANCE INFORMATION .................................................   8
   FUND FEES AND EXPENSES ..................................................   9
FROST STRATEGIC BALANCED FUND
   FUND INVESTMENT OBJECTIVE ...............................................  11
   PRINCIPAL INVESTMENT STRATEGIES .........................................  11
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  11
   PERFORMANCE INFORMATION .................................................  14
   FUND FEES AND EXPENSES ..................................................  15
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................  17
   PRINCIPAL INVESTMENT STRATEGIES .........................................  17
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  17
   PERFORMANCE INFORMATION .................................................  18
   FUND FEES AND EXPENSES ..................................................  19
FROST HOOVER SMALL-MID CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................  21
   PRINCIPAL INVESTMENT STRATEGIES .........................................  21
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  21
   PERFORMANCE INFORMATION .................................................  22
   FUND FEES AND EXPENSES ..................................................  23
FROST INTERNATIONAL EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................  25
   PRINCIPAL INVESTMENT STRATEGIES .........................................  25
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  26
   PERFORMANCE INFORMATION .................................................  27
   FUND FEES AND EXPENSES ..................................................  28
FROST LOW DURATION BOND FUND
   FUND INVESTMENT OBJECTIVE ...............................................  30
   PRINCIPAL INVESTMENT STRATEGIES .........................................  30
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  30
   PERFORMANCE INFORMATION .................................................  32
   FUND FEES AND EXPENSES ..................................................  33

FROST TOTAL RETURN BOND FUND
   FUND INVESTMENT OBJECTIVE ...............................................  34
   PRINCIPAL INVESTMENT STRATEGIES .........................................  34
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  34
   PERFORMANCE INFORMATION .................................................  35
   FUND FEES AND EXPENSES ..................................................  36
FROST MUNICIPAL BOND FUND
   FUND INVESTMENT OBJECTIVE ...............................................  38
   PRINCIPAL INVESTMENT STRATEGIES .........................................  38
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  38
   PERFORMANCE INFORMATION .................................................  40
   FUND FEES AND EXPENSES ..................................................  41
FROST LOW DURATION MUNICIPAL BOND FUND
   FUND INVESTMENT OBJECTIVE ...............................................  42
   PRINCIPAL INVESTMENT STRATEGIES .........................................  42
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  42
   PERFORMANCE INFORMATION .................................................  44
   FUND FEES AND EXPENSES ..................................................  45
FROST KEMPNER TREASURY AND INCOME FUND
   FUND INVESTMENT OBJECTIVE ...............................................  46
   PRINCIPAL INVESTMENT STRATEGIES .........................................  46
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  46
   PERFORMANCE INFORMATION .................................................  47
   FUND FEES AND EXPENSES ..................................................  48
FROST LKCM MULTI-CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................  50
   PRINCIPAL INVESTMENT STRATEGIES .........................................  50
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  50
   PERFORMANCE INFORMATION .................................................  51
   FUND FEES AND EXPENSES ..................................................  52
FROST LKCM SMALL-MID CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ...............................................  53
   PRINCIPAL INVESTMENT STRATEGIES .........................................  53
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................  53
   PERFORMANCE INFORMATION .................................................  54
   FUND FEES AND EXPENSES ..................................................  54
MORE INFORMATION ABOUT RISK ................................................  55
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  56
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  56
INVESTMENT ADVISER .........................................................  56
SUB-ADVISERS ...............................................................  58
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  60
SALES CHARGES ..............................................................  62
DISTRIBUTIONS AND SHAREHOLDER SERVICING ARRANGEMENTS .......................  66
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  67
OTHER POLICIES .............................................................  67
DIVIDENDS AND DISTRIBUTIONS ................................................  69
TAXES ......................................................................  70
FINANCIAL HIGHLIGHTS .......................................................  71
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... BACK COVER

FROST CORE GROWTH EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Core Growth Equity Fund (the "Fund") seeks to achieve long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund intends to invest in companies that Frost Investment Advisors, LLC (the "Adviser") believes will have growing revenues and earnings. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser performs in-depth analyses of company fundamentals and industry dynamics to identify companies displaying strong earnings and revenue growth relative to the overall market or relative to their peer group, improving returns on equity and a sustainable competitive advantage.

    The Adviser focuses on a number of factors to assess the growth potential of individual companies, such as:

      o Historical and expected organic revenue growth rates;

      o Historical and expected earnings growth rates;

      o Signs of accelerating growth potential;

      o Positive earnings revisions;

      o Earnings momentum;

      o Improving margin and return on equity trends; and

      o Positive price momentum.

    When an attractive growth opportunity is identified, the Adviser seeks to independently develop an intrinsic valuation for the stock. The Adviser believes that the value of a company is determined by discounting the company's future cash flows or earnings. Valuation factors considered in identifying securities for the Fund's portfolio include:

      o Price/earnings ratio;

      o Price/sales ratio;

      o Price/earnings to growth ratio;

      o Enterprise value/earnings before interest, taxes, depreciation and amortization;

      o Enterprise value/sales;

      o Price/cash flow;

      o Balance sheet strength; and

      o Returns on equity and returns on invested capital.

    The Adviser also seeks to understand a firm's competitive position and the industry dynamics in which the firm operates. The Adviser assesses industry growth potential, market share opportunities, cyclicality and pricing power. Further analysis focuses on corporate governance and management's ability to create value for shareholders.

    The Adviser augments its independent fundamental research process with quantitative screens and models. The models are derived from proprietary research or securities industry research studies and score companies based upon a number of fundamental factors. The Adviser uses quantitative analysis to provide an additional layer of objectivity, discipline and consistency to its equity research process. This quantitative analysis complements the fundamental analyses that the Adviser conducts on companies during its stock selection process.

    The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security if its price exceeds the Adviser's assessment of its fair value or in response to a negative company event, a change in management, poor relative price performance, achieved fair valuation, or a deterioration in a company's business prospects, performance or financial strength.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    GROWTH STYLE RISK -- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of certain broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.


    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.



                             [BAR GRAPHIC OMITTED]

           24.25%    7.75%    3.90%    9.63%    11.93%    (37.55)%
            2003     2004     2005     2006     2007        2008


                    BEST QUARTER               WORST QUARTER
                       14.07%                     (20.79)%
                     (06/30/03)                  (12/31/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 24.62% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO CERTAIN BROAD-BASED SECURITIES INDICES. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.

                                                                                                Since Performance
                                                                         1 Year      5 Years      Start Date(2)
    -------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                            (41.15)%     (4.17)%         (3.14)%
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                           N/A          N/A             N/A
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)   N/A          N/A             N/A
    -------------------------------------------------------------------------------------------------------------
    Russell 1000 Growth Index (reflects no deduction
      for fees, expenses, or taxes)(4)                                  (38.44)%     (3.42)%         (1.58)%
    -------------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Growth Index Return (reflects no deduction
      for fees, expenses, or taxes)(4)                                  (34.92)%     (3.13)%         (1.41)%
    -------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the S&P 500/Citigroup Growth Index to the Russell 1000 Growth Index because the Adviser believes the Russell 1000 Growth Index is more representative of the type of securities in which the Fund invests.


WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is an unmanaged index which measures the performance of the 1000 largest companies in the Russell 3000 Index with the higher price-to-book ratios and higher forecasted growth values.


    The S&P 500/Citigroup Growth Index, along with its counterpart, the S&P 500/Citigroup Value Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Growth Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P Index 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index - each stock's weight in the index is proportionate to its market value.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                                Class A Shares
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            5.75%(1)
    ----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                         None
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                             None
    ----------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                             None
    ----------------------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                        Class A Shares
    ----------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.80%
    ----------------------------------------------------------------------------------
    Distribution (12b-1) Fees                                               0.25%
    ----------------------------------------------------------------------------------
    Other Expenses                                                          0.20%
    ----------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.04%
    ----------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                               1.29%
    ----------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Fund Operating Expenses, after reductions, were 1.14% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15% .
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                 1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                  $699       $960       $1,242       $2,042

FROST DIVIDEND VALUE EQUITY FUND


FUND INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------


    The Frost Dividend Value Equity Fund (the "Fund") seeks long-term capital appreciation and current income. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that pay, or are expected to pay, dividends. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 30% of the Fund's assets.


    The Adviser seeks to identify and invest in companies that have attractive valuations and a dividend that has the potential to grow as fast as inflation and whose yield is greater than the market or its sector or industry average. The Adviser considers dividends to be a significant component of total long-term equity returns and focuses on the sustainability and growth of dividends with attractive yields. To access the sustainability of a firm's dividend, the Adviser analyzes a firm's dividend history, its competitive position and the industry dynamics in which the firm operates.


    The Adviser employs both quantitative and qualitative analyses to select companies that have capital appreciation and dividend growth potential, with a focus on the following stock characteristics:

      o Attractive valuation based on intrinsic, absolute and relative value;


      o Dividend yields greater than the market or their sector or industry;


      o History of growing dividends with the likelihood of sustainable growth of dividends;

      o Attractive business models that generate the necessary cash flow to cover and sustain the dividend and its growth; and

      o Sound balance sheets.


    The Adviser seeks to manage the Fund in a tax-efficient manner although portfolio turnover rates can vary, depending upon market conditions. The Adviser has disciplines in place that serve as sell signals, such as if the price of the security exceeds the Adviser's assessment of its fair value or in response to dividend yield declining below the Adviser's yield objective, a negative company event, a change in management, poor relative price performance, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

    These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of certain broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.


    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.


                             [BAR GRAPHIC OMITTED]

          21.13%    13.85%    8.95%    21.40%    9.37%    (28.41)%
           2003      2004     2005      2006     2007      2008


                    BEST QUARTER             WORST QUARTER
                       12.96%                   (16.85)%
                     (06/30/03)               (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 18.50% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO CERTAIN BROAD-BASED SECURITIES INDICES. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                              Since Performance
                                                                        1 Year      5 Years     Start Date(2)
    -----------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                            (32.55)%     2.12%          1.41%
    -----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                           N/A         N/A           N/A
    -----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)   N/A         N/A           N/A
    -----------------------------------------------------------------------------------------------------------
    Russell 1000 Value Index (reflects no deduction
      for fees, expenses, or taxes)(4)                                  (36.85)%    (0.79)%        0.67%
    -----------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Value Index Return (reflects no deduction
      for fees, expenses, or taxes)(4)                                  (39.22)%    (1.31)%        0.07%
    -----------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the S&P 500/Citigroup Value Index to the Russell 1000 Value Index because the Adviser believes the Russell 1000 Value Index is more representative of the type of securities in which the Fund invests.


WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index measures the performance of the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.


    The S&P 500/Citigroup Value Index, along with its counterpart, the S&P 500/Citigroup Growth Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Value and Growth Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Value Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index - each stock's weight in the index is proportionate to its market value.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                                Class A Shares
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           5.75%(1)
    ----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    ----------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                           None
    ----------------------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                  Class A Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees                                          0.80%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                         0.25%
    ----------------------------------------------------------------------------
    Other Expenses                                                    0.21%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                   0.04%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                         1.30%
    ----------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Fund Operating Expenses, after reductions, were 1.15% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15% .
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                $700        $963        $1,247      $2,053

FROST STRATEGIC BALANCED FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Strategic Balanced Fund (the "Fund") seeks long-term capital appreciation and current income. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal circumstances, the Fund seeks to achieve its investment objective by investing in a diversified portfolio of global fixed income and equity securities. The overarching principle of Frost Investment Advisors, LLC (the "Adviser") is to structure the Fund to be well diversified across many asset classes and securities. In selecting securities for the Fund, the Adviser uses the following strategies:

      o Strategic asset allocation;

      o Tactical asset allocation;

      o Security selection;

      o Bond asset class allocation;

      o Foreign currency exposure; and

      o Derivatives.


    Between 40% to 80% of the Fund's assets may be invested in domestic and international equity securities, including emerging markets equity securities. The balance of the Fund's portfolio will be invested in fixed income asset classes and cash. Additionally, up to 40% of the Fund's assets may be invested in non-core equity classes/styles such as real estate, infrastructure or commodities, and hedged equity, which may also be internationally diversified. The Adviser may alter these asset allocation guidelines according to its outlook for each asset class. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs"), to gain exposure to equity and fixed-income markets. The degree to which the Fund invests in other investment companies for these purposes will vary, and at times may be significant, depending on factors such as overall Fund asset levels and the Adviser's views on the most efficient method for achieving diversified exposure to a particular asset class consistent with the Fund's investment objective. The Fund may also invest in derivatives to manage risk, increase or decrease exposure to an asset class, and/or to enhance total return. The Fund is reallocated at least annually to manage asset class drift and improve the risk-reward profile of the Fund.

    The Fund's asset class selection is based on the Adviser's outlook for the reward and risks presented by each asset class. These assumptions are used in a model-driven framework to make allocation decisions. The principal strategy offers diversification and breadth by providing access to a broad array of sources of returns through exposure to a broad selection of partially correlated asset classes. The Adviser directs the Fund's asset market allocation toward opportunities that are identified to be greater and away from those that are smaller.


    The Adviser has discretion to add or remove asset classes from the Fund based on its analysis of valuation, opportunity and risk, provided the Fund's asset allocation guidelines are met.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

      o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securi- ties, fluctuations in markets, and movements in interest rates.

      o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

      o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

      o There may not be a liquid secondary market for derivatives.

      o Trading restrictions or limitations may be imposed by an exchange.

      o Government regulations may restrict trading derivatives.

      o The other party to an agreement (e. g. , options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

    REAL ESTATE RISK -- The Fund may invest in funds, ETFs or companies that invest in real estate. Real estate risk is the risk that real estate will underperform the market as a whole. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Real estate can be affected by changes in real estate values and rental income, changes in interest rates, changing demographics and regional economic cycles.


    REIT RISK -- Real Estate Investment Trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market. As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less devel-oped. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

    FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


    INVESTMENTS IN INVESTMENT COMPANIES AND ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

    Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of one or more broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.




                             [BAR GRAPHIC OMITTED]


                        7.41%                (25.01)%
                        2007                   2008


                  BEST QUARTER              WORST QUARTER
                     2.94%                    (11.48)%
                   (03/31/07)                (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 20.57% .

    (1) Institutional Class Shares of the Fund first became available June 30, 2008 when the Fund succeeded to the assets and operations of a collective investment trust that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO APPROPRIATE BROAD-BASED INDICES. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                                          Since Performance
                                                                                                1 Year       Start Date(2)
    --------------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                                   (29.35)%        (7.94)%
    --------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                                  N/A             N/A
    --------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                          N/A             N/A
    --------------------------------------------------------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for fees, expenses, or taxes)                         (37.00)%       (11.48)%
    --------------------------------------------------------------------------------------------------------------------------
    MSCI All Country World ex-US Index (reflects no deduction for fees, expenses, or taxes)    (45.53)%       (12.38)%
    --------------------------------------------------------------------------------------------------------------------------
    Barclay's Capital US Aggregate Index (reflects no deduction for fees, expenses, or taxes)    5.24%          6.61%
    --------------------------------------------------------------------------------------------------------------------------
    Blended Index Return (reflects no deduction for fees, expenses, or taxes)                  (23.27)%        (4.32)%
    --------------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to June 30, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is July 31, 2006.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market value-weighted index - each stock's weight in the index is proportionate to its market value.

    The Morgan Stanley Capital International All Country World ex-US Index ("MSCI ACWI ex-US"), a market capitalization-weighted index composed of approximately 2,000 companies, is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of U.S. issuers. The index is calculated with gross dividends reinvested in U.S. dollars.


    The Barclays Capital U.S. Aggregate Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid ARM passthroughs), Asset-Backed Securities, and Collateralized Mortgage-Backed Securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007.

    The Blended Index is constructed from the weighted monthly returns of: the S&P 500 Index (48%), MSCI All Country World ex-US Index (12%) and Barclays Capital U.S. Aggregate Index (40%).

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A Shares
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
      offering price)                                                               5.75%(1)
    -------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)         None
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price)                               None
    -------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)             None
    -------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                  Class A Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees                                          0.70%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                         0.25%
    ----------------------------------------------------------------------------
    Other Expenses                                                    0.55%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                   0.38%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                         1.88%
    ----------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.05% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.60% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 1.83% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.60% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.05% .

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


               1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
               $755       $1,132       $1,533      $2,649

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Kempner Multi-Cap Deep Value Equity Fund (the "Fund") seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs").

    In selecting securities for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc., ("KCM") utilizes a deep value style of investing in which it chooses securities that it believes are currently undervalued in the market but have earnings potential or other factors that make them attractive. The securities purchased are frequently out of favor with or have been ignored by the investment community market and thus provide the opportunity to purchase at prices significantly below their true value. KCM analyzes securities on an individual, bottom-up basis, to determine which securities can deliver capital appreciation and steady dividend earnings over the long-term. The Fund may invest in companies of all capitalizations.

    KCM selects securities for the Fund's portfolio based on individual stocks rather than on industries or industry groups. KCM screens a universe of approximately 7,500 stocks to find companies which meet most of its criteria for price-earnings ratio (15X), projected 12-month earnings, price/cash flow multiple, price/book multiple and price less than or equal to 20% above the 52-week low. A dividend yield is required. KCM considers it unrealistic for it to be able to purchase a stock at its bottom, and as a result, KCM purchases securities for the Fund's portfolio gradually, averaging down. KCM also considers it unrealistic for it to be able to sell a stock at its highest price level, and as a result, KCM seeks to lock in reasonable returns when they are offered and generally sells gradually as an issue rises.


PRINCIPAL RISKS OF INVESTING IN THE FUND


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of one or more broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.


    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.

                             [BAR GRAPHIC OMITTED]


           25.47%    13.91%    0.98%    15.24%    (3.18)%    (34.17)%
           2003      2004      2005      2006      2007       2008


                      BEST QUARTER            WORST QUARTER
                         16.24%                 (20.35)%
                       (06/30/03)              (12/31/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 22.13% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500/CITIGROUP VALUE INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                              Since Performance
                                                                        1 Year     5 Years      Start Date(2)
    -----------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                            (37.97)%   (4.44)%        (0.72)%
    -----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                           N/A        N/A            N/A
    -----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)   N/A        N/A            N/A
    -----------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Value Index Return
      (reflects no deduction for fees, expenses, or taxes)              (39.22)%   (1.31)%         2.59%
    -----------------------------------------------------------------------------------------------------------
    Lipper Multi-Cap Value Funds Index Return
      (reflects no deduction for fees, expenses, or taxes)              (38.16)%   (2.11)%         1.68%
    -----------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is July 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Fund's benchmark index is the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Value Index, along with its counterpart the S&P 500/Citigroup Growth Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Value and Growth Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Value Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index - each stock's weight in the index is proportionate to its market value.

    Additionally, the Fund may be compared to the Lipper Multi-Cap Value Funds Index, which includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A Shares
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
       offering price)                                                              5.75%(1)
    -------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)         None
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price)                               None
    -------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)             None
    -------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                  Class A Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees                                          0.59%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                         0.25%
    ----------------------------------------------------------------------------
    Other Expenses                                                    0.22%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                   0.01%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                         1.07%
    ----------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:



                  1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                  $678        $896       $1,131      $1,806

FROST HOOVER SMALL-MID CAP EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Hoover Small-Mid Cap Equity Fund (the "Fund") seeks to maximize total return. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $200 million and $10 billion at the time of initial purchase.

    The Fund intends to invest in companies that the Fund's sub-adviser, Hoover Investment Management Co., LLC ("Hoover") believes are undervalued, profitable, and capable of generating significant cash flow. Hoover looks for companies with attractive valuations that are temporarily going unnoticed by investors, but which it believes will ultimately experience positive changes in revenues, gross operating margins or financial structure. In particular, Hoover seeks to identify companies that are not currently in favor with Wall Street and possess a catalyst for growth. Moreover, Hoover will focus on securities of companies displaying the following characteristics:

      o Dominance in a specific industry;

      o Well-defined growth strategies;

      o Financial strength; and

      o Experienced management.

    In addition to company specific research, Hoover also performs top-down industry analyses to determine out-of-favor and overlooked industries that are experiencing positive changes, thereby accelerating the prospects for companies in those industries. Hoover also analyzes long-term societal trends to identify potential investments and confirm that current investments are likely to benefit from market conditions.

    Hoover's ultimate purchase decisions are based on the following three factors: whether a company is a high quality business; whether a security can be purchased at a compelling value; and whether a company possesses a catalyst which will propel both earnings acceleration and market recognition in the next 18 months.

    The Fund is not required to dispose of a security simply because the issuing company is no longer within the capitalization range. However, it may sell stocks for the following reasons:

      o The stock reaches the target price set by Hoover;

      o The stock reaches overvaluation as determined by Hoover;

      o The fundamentals of the stock have deteriorated; or

      o A more attractively valued alternative is available for purchase.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.


    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.


                             [BAR GRAPHIC OMITTED]



         32.68%     20.45%     8.05%     9.09%     7.74%     (39.76)%
         2003        2004      2005      2006      2007       2008


                     BEST QUARTER               WORST QUARTER
                        14.89%                     (25.80)%
                      (06/30/03)                  (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 18.41% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Hoover (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 2500 INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.

                                                                                                         Since Performance
                                                                                      1 Year    5 Years    Start Date(2)
    ----------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                         (43.23)%   (2.78)%        (0.69)%
    ----------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                         N/A        N/A           N/A
    ----------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                 N/A        N/A           N/A
    ----------------------------------------------------------------------------------------------------------------------
    Russell 2500 Index Return (reflects no deduction for fees, expenses, or taxes)   (36.79)%   (0.98)%        1.92%
    ----------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index is a broad-based securities index featuring 2,500 stocks that cover the small-cap and mid-cap market capitalizations. The Russell 2500 Index is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000 universe of the United States based listed equities.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A Shares
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
      offering price)                                                               5.75%(1)
    -------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)        None
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price)                              None
    -------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)**             None
    -------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                  Class A Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees(1)                                       1.00%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                         0.25%
    ----------------------------------------------------------------------------
    Other Expenses                                                    0.25%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                   0.02%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                         1.52%
    ----------------------------------------------------------------------------

    (1) The Fund pays the Adviser compensation at an annual rate as follows:
        1.00% on the first $100 million of average daily net assets and 0.85% on average daily net assets in excess of $100 million.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.80% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.80% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.
    (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:



                 1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                 $721       $1,028      $1,356      $2,283

FROST INTERNATIONAL EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost International Equity Fund (the "Fund") seeks to achieve long-term capital appreciation and current income. The Fund may change its investment objectives without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of non-U.S. issuers. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

    The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by its sub-adviser, Thornburg Investment Management Inc. ("Thornburg"). Thornburg intends to invest on an opportunistic basis when it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be undervalued or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size.

    Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and quality. The Fund evaluates currency risk on a stock-by-stock basis. The Fund will hedge currency exposure utilizing forward contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when we perceive currency risk to be high.

    Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of Thornburg's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund's portfolio are:

    o price/earnings ratio                           o relative earnings growth potential
    o price/book value                               o industry growth potential
    o price/cash flow ratio                          o industry leadership
    o debt/capital ratio                             o dividend growth potential
    o dividend yield                                 o franchise value
    o security and consistency of revenue stream     o potential for favorable developments
    o undervalued assets

    The Fund typically makes equity investments in the following three types of companies:

    o BASIC VALUE companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

    o CONSISTENT EARNER companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

    o EMERGING FRANCHISES are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above aver- age rate. Under normal conditions, the proportion of the Fund invested in companies of this type will be less than the pro-portions of the Fund invested in basic value or consistent earner companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    When the Fund invests in foreign fixed income securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

    EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

    FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If Thornburg's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of one or more broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares only because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.


    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.




                             [BAR GRAPHIC OMITTED]



              29.61%    20.26%    16.82%    25.13%    27.08%    (41.57)%
               2003      2004      2005      2006      2007       2008

                      BEST QUARTER             WORST QUARTER
                         16.74%                  (19.26)%
                       (06/30/03)              (12/31/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 25.66% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Thornburg and INVESCO Global Asset Management N.A. (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX- US INDEX ("MSCI ACWI EX-US") AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE"). THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                                            Since Performance
                                                                                         1 Year     5 Years   Start Date(2)
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                             (44.95)%    4.23%         4.07%
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                            N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                    N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------------------
    MSCI ACWI ex-US Index Return (reflects no deduction for fees, expenses, or taxes)   (45.53)%     2.56%         4.27%
    -------------------------------------------------------------------------------------------------------------------------
    MSCI EAFE Index Return (reflects no deduction for fees, expenses, or taxes)         (43.38)%     1.66%         3.25%
    -------------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International All Country World ex-US Index is a market capitalization weighted index composed of approximately 2,000 companies, and is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States' issuers. The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged index that shows arithmetic, market value-weighted averages of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A Shares
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
      offering price)                                                               5.75%(1)
    -------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)        None
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price)                              None
    -------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)           2.00%
    -------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. In addition, proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                  Class A Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees(1)                                       0.94%
    ----------------------------------------------------------------------------
    Distribution (12b-1) Fees                                         0.25%
    ----------------------------------------------------------------------------
    Other Expenses                                                    0.27%
    ----------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                   0.02%
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                         1.48%
    ----------------------------------------------------------------------------

    (1) The Fund pays the Adviser compensation at an annual rate as follows:
        0.95% on the first $150 million of average daily net assets and 0.90% on average daily net assets in excess of $150 million.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.70% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                  1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                  $717       $1,016      $1,336       $2,242

FROST LOW DURATION BOND FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Low Duration Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund's emphasis is on total return with low volatility by investing primarily in shorter-term investment grade securities. Short-term bonds are considered more stable than longer-maturity bonds, but less stable than money market securities.


    To achieve its objective, the Fund invests in a diversified mix of taxable fixed income securities. The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in less than 5 years. The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus one year of the Barclays Capital U.S. 1-5 Year Government Credit Index duration. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve position; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.


    The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; and, to a lesser extent, residential and commercial mortgage-backed securities. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.



                             [BAR GRAPHIC OMITTED]



             1.64%    (0.16)%    0.30%    2.90%    5.91%    1.14%
             2003      2004      2005     2006     2007     2008



                      BEST QUARTER           WORST QUARTER
                         2.30%                  (1.94)%
                       (12/31/07)              (06/30/04)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 11.15% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL U.S. 1-5 YEAR GOVERNMENT/CREDIT INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.

                                                                                      Since Performance
                                                                  1 Year    5 Years     Start Date(2)
    ----------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                      (1.88)%    1.38%         2.04%
    ----------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                     N/A       N/A           N/A
    ----------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions
      and Sale of Fund Shares(3)                                    N/A       N/A           N/A
    ----------------------------------------------------------------------------------------------------
    Barclays Capital U.S. 1-5 Year Government/Credit Index Return
      (reflects no deduction for fees, expenses, or taxes)         5.12%     3.96%         4.40%
    ----------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital U.S. 1-5 Year Government Credit Index is comprised of Treasuries (i.e., public obligations of the U.S. Treasury), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and U.S. dollar corporate securities, that have remaining maturities of more than one year but less than five years.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A Shares
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
      offering price)                                                               3.00%(1)
    -------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)       None
    -------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price)                               None
    -------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed, if applicable)(2)           None
    -------------------------------------------------------------------------------------------

    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                           Class A Shares
    -------------------------------------------------------------------------------------
    Investment Advisory Fees                                                 0.50%
    -------------------------------------------------------------------------------------
    Distribution (12b-1) Fees                                                0.25%
    -------------------------------------------------------------------------------------
    Other Expenses                                                           0.22%
    -------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                          0.02%
    -------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,) 2                               0.99%
    -------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15% . Prior to November 30, 2009, the Adviser voluntarily reduced its Investment Advisory Fees by 0.20% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.20% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.79% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.20% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15% .
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:



                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                 $398       $606        $831        $1,477

FROST TOTAL RETURN BOND FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Total Return Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

    The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus three years of the Fund benchmark's duration. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

    The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; collateralized mortgage obligations ("CMO's") and residential and commercial mortgage-backed securities. The Fund's fixed income investments focus primarily on investment grade securities (rated in one of the four highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.


                             [BAR GRAPHIC OMITTED]


         2.54%      2.59%       2.21%       3.35     5.30%       (1.85)%
         2003       2004        2005        2006     2007         2008




                       BEST QUARTER          WORST QUARTER
                          3.47%                 (3.53)%
                        (09/30/06)            (06/30/04)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 16.10% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                             Since Performance
                                                                        1 Year     5 Years     Start Date(2)
    ----------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                            (6.28)%     1.36%         2.71%
    ----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                          N/A         N/A           N/A
    ----------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)  N/A         N/A           N/A
    ----------------------------------------------------------------------------------------------------------
    Barclays Capital U.S. Aggregate Index Return
     (reflects no deduction for fees, expenses, or taxes)               5.24%       4.65%         5.25%
    ----------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                      Class A Shares
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                4.50%(1)
    ----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                             None
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                                 None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                                 None
    -----------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
(2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                            Class A Shares
----------------------------------------------------------- --------------
      Investment Advisory Fees                                  0.50%
----------------------------------------------------------- --------------
      Distribution (12b-1) Fees                                 0.25%
----------------------------------------------------------- --------------
      Other Expenses                                            0.19%
----------------------------------------------------------- --------------
      Acquired Fund Fees and Expenses                           0.03%
----------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(1,) 2                0.97%
----------------------------------------------------------- --------------


    (1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15% . Prior to November 30, 2009, the Adviser voluntarily reduced its Investment Advisory Fees by 0.10% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.20% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.87% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.20% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15% .

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:





           1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
           $545             $745            $962            $1,586

FROST MUNICIPAL BOND FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed by without shareholder approval. The Fund may invest more than 25% of its total assets in bonds of issuers in Texas.


    The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Barclays Capital Municipal Bond Index. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning, with a typical range of three years; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.


    Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.1 Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.


                             [BAR GRAPHIC OMITTED]


                3.14%      1.42%     0.54%     2.45%    3.37%    3.38%
                 2003      2004      2005      2006     2007     2008


                           BEST QUARTER      WORST QUARTER
                                3.64%           (2.36)%
                             (12/31/08)       (06/30/04)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 7.77% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.



                                                                                            Since Performance
                                                                        1 Year    5 Years     Start Date(2)
    ---------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                            (1.26)%    1.30%         2.14%
    ---------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                          N/A        N/A           N/A
    ---------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)  N/A        N/A           N/A
    ---------------------------------------------------------------------------------------------------------
    Barclays Capital Municipal Bond Index Return
      (reflects no deduction for fees, expenses, or taxes)              (2.47)%    2.71%         3.75%
    ---------------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Municipal Bond Index is a broad-based, total return index. The Index is comprised of 8,000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the Index and weighted and updated monthly, with a one-month lag.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                      Class A Shares
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                4.50%(1)
    ----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                             None
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
     (as a percentage of offering price)                                                                  None
    ----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                                 None
    ----------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
(2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                Class A Shares
--------------------------------------------------------------- --------------
      Investment Advisory Fees                                      0.50%
--------------------------------------------------------------- --------------
      Distribution (12b-1) Fees                                     0.25%
--------------------------------------------------------------- --------------
      Other Expenses(1)                                             0.22%
--------------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(2)                       0.97%
--------------------------------------------------------------- --------------

    (1) Other Expenses include acquired fund fees and expenses of less than 0.01%.
    (2) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.10%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.87%. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.10%.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:





         1 Year         3 Years           5 Years           10 Years
--------------------------------------------------------------------------------
          $545           $745              $962              $1,586

FROST LOW DURATION MUNICIPAL BOND FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Low Duration Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets, at the time of initial purchase, in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval.


    The Fund primarily invests in securities that are of investment grade (rated in one of the four highest rating categories). The Fund may invest more than 25% of its total assets in bonds of issuers in Texas. The Adviser actively manages the portfolio, as well as the maturity of the Fund, and purchases securities which will, on average, mature in less than five years. The Fund tends to have an average duration within plus or minus one year of the Barclays Capital Three-Year Municipal Bond Index. The Fund seeks to maintain a low duration, but may lengthen or shorten its duration within its target range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.


    The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of certain broad-based securities market indices. The Fund's Institutional Class Shares are offered in a separate prospectus.(1) Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart has been adjusted to reflect the Distribution (12b-1) Fees applicable to Class A Shares.



                             [BAR GRAPHIC OMITTED]
             (0.61)%        1.49%              3.04%              3.31%
              2005          2006               2007               2008


                           BEST QUARTER      WORST QUARTER
                               2.14%            (1.27)%
                             (12/31/08)       (03/31/05)


    The performance information shown above is based on a calendar year. The Fund's performance for Class A Shares from 1/1/09 to 9/30/09 was 3.39% .

    (1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. MUNICIPAL SECURITIES INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.

                                                                         1 Year     Since Inception(2)
    --------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                              0.50%           0.97%
    --------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                            N/A            N/A
    --------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)    N/A            N/A
    --------------------------------------------------------------------------------------------------
    Barclays Capital Three-Year Municipal Bond Index(4)                   5.53%           3.38%
    --------------------------------------------------------------------------------------------------
    Merrill Lynch 1-5 Year U.S. Municipal Securities Index Return
      (reflects no deduction for fees, expenses, or taxes)                5.65%          3.58%
    --------------------------------------------------------------------------------------------------

    (1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
    (2) The Inception Start Date is August 31, 2004.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the Merrill Lynch 1-5 Year U.S. Municipal Securities Index ("former primary benchmark") to the Barclays Capital Three-Year Municipal Bond Index because it is anticipated that the former benchmark will cease to be available.

WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. To be included in the index, bonds must: (i) have a minimum credit rating of Baa; (ii) have an outstanding par value of at least $5 million; (iii) be issued as part of a transaction of at least $50 million; (iv) have a dated-date after December 31, 1990; and (v) be at least one year from their maturity date. The Merrill Lynch 1-5 Year U.S. Municipal Securities Index is a subset of The Merrill Lynch U.S. Municipal Securities Index including all securities with a maturity greater than or equal to 1 year and less than 5 years. The Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by a U.S. municipality in the U.S. domestic market.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                  Class A Shares
    ------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              2.75%(1)
    ------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None
    ------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                               None
    ------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                               None
    ------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
(2) Proceeds wired to your bank account may be subject to a $15 fee.



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                Class A Shares
--------------------------------------------------------------- --------------
      Investment Advisory Fees                                      0.50%
--------------------------------------------------------------- --------------
      Distribution (12b-1) Fees                                     0.25%
--------------------------------------------------------------- --------------
      Other Expenses                                                0.31%
--------------------------------------------------------------- --------------
      Acquired Fund Fees and Expenses                               0.02%
--------------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(1,) 2                    1.08%
--------------------------------------------------------------- --------------

(1) The actual Total Annual Fund Operating Expenses for Class A Shares are less than the amount shown above because the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.20% . In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.80% . The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.40% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.20% .
(2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and return s might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:




         1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------
         $382             $609             $854            $1,556

FROST KEMPNER TREASURY AND INCOME FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost Kempner Treasury and Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in full faith and credit U.S. Treasury obligations. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc. ("KCM"), tries to increase income without adding undue risk by analyzing yields. The Fund's investments include Treasury bonds, Treasury notes, Treasury Inflated Protection Securities and short-term U.S. government money market funds. In evaluating a security for the Fund's portfolio, KCM considers, among other factors, the security's interest rate, yield and maturity. KCM actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and KCM's outlook on the market.

    The Fund may invest in full faith and credit money market instruments. The percentage of the Fund invested in such holdings varies depending on various factors, including market conditions. Consistent with preservation of capital, a larger percentage of the Fund's net assets may be invested in cash or money market instruments in order to provide capital and reduce the magnitude of loss in a period of falling market prices.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.1 Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart reflects the Distribution (12b-1) Fees applicable to Class A Shares.

                             [BAR GRAPHIC OMITTED]

                        7.51%                  2.19%
                         2007                  2008



                         BEST QUARTER        WORST QUARTER
                            3.57%              (1.08)%
                          (09/30/07)         (09/30/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 5.37% (unadjusted for Distribution (12b-1) Fees applicable to Class A Shares). If such year to date performance had been adjusted to reflect the Distribution (12b-1) Fee applicable to Class A Shares, the performance figure would be lower.

(1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is November 30, 2006 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL TREASURY BOND INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.




                                                                                                         Since Performance
                                                                                                 1 Year      Start Date(2)
------------------------------------------------------------------------------------------------ ------- -----------------
Fund Return Before Taxes                                                                         (0.88)%        2.26%
------------------------------------------------------------------------------------------------ ------- -----------------
Fund Return After Taxes on Distributions(3)                                                       N/A            N/A
------------------------------------------------------------------------------------------------ ------- -----------------
Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                               N/A            N/A
------------------------------------------------------------------------------------------------ ------- -----------------
Barclays Capital Treasury Bond Index Return (reflects no deduction for fees, expenses, or taxes) 13.74%        10.43%
------------------------------------------------------------------------------------------------ ------- -----------------


(1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
(2) The Performance Start Date is November 30, 2006.
(3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations. It includes only notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Flower bonds are excluded. Total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                          Class A Shares
      Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                    3.00%(1)
      Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                 None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
        (as a percentage of offering price)                                                                     None
      Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                                     None


    (1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
    (2) Proceeds wired to your bank account may be subject to a $15 fee.



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                        Class A Shares
------------------------------------------------------- --------------
      Investment Advisory Fees                              0.35%
------------------------------------------------------- --------------
      Distribution (12b-1) Fees                             0.25%
------------------------------------------------------- --------------
      Other Expenses(1)                                     0.35%
------------------------------------------------------- --------------
      Acquired Fund Fees and Expenses                       0.06%
------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(2)               1.01%
------------------------------------------------------- --------------

(1) Other Expenses include custodian, legal and audit expenses, and are based on estimated amounts for the current fiscal year.
(2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.30% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:





              1 Year           3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
              $400              $612             $841         $1,499

FROST LKCM MULTI-CAP EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost LKCM Multi-Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment strategy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of all market capitalizations.

    The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings, above-average returns on shareholders' equity, underleveraged balanced sheets and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

    o Consistently high profitability;
    o Strong balance sheets;
    o Competitive advantages;
    o High and/or improving financial returns;
    o Free cash flow;
    o Reinvestment opportunities; and
    o Prominent market share positions.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    Class A Shares of the Fund do not have a full calendar year of performance. Consequently, the bar chart shows the performance of the Fund's Institutional Class Shares from calendar year to calendar year and the performance table compares the average annual total returns of the Fund's Institutional Class Shares to those of a broad-based securities market index. The Fund's Institutional Class Shares are offered in a separate prospectus.1 Class A Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class A Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class A Shares would be lower than those of the Institutional Class Shares.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year. The information presented in the bar chart reflects the Distribution (12b-1) Fees applicable to Class A Shares.

                             [BAR GRAPHIC OMITTED]


          23.03%    3.57%      3.24%     10.45%    6.72%   (34.99)%
           2003     2004       2005       2006     2007     2008




                       BEST QUARTER      WORST QUARTER
                          13.26%           (22.16)%
                        (06/30/03)        (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 25.63% (unadjusted for Distribution (12b-1) Fees applicable to Class A Shares). If such year to date performance had been adjusted to reflect the Distribution (12b-1) Fee applicable to Class A Shares, the performance figure would be lower.

(1) Institutional Class Shares of the Fund first became available on April 25, 2008 when the Fund succeeded to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by LKCM (the "Predecessor Fund"). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower. The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500 INDEX. THE INFORMATION IN THE TABLE HAS BEEN ADJUSTED TO REFLECT THE DISTRIBUTION (12B-1) FEES AND THE MAXIMUM SALES CHARGE (LOAD) APPLICABLE TO CLASS A SHARES.





                                                                                           Since Performance
                                                                          1 Year   5 Years     Start Date(2)
------------------------------------------------------------------------- -------- ------- -----------------
Fund Return Before Taxes                                                  (38.73)% (4.98)%       (1.25)%
------------------------------------------------------------------------- -------- ------- -----------------
Fund Return After Taxes on Distributions(3)                                 N/A      N/A           N/A
------------------------------------------------------------------------- -------- ------- -----------------
Fund Return After Taxes on Distributions and Sale of Fund Shares(3)         N/A      N/A           N/A
------------------------------------------------------------------------- -------- ------- -----------------
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes) (37.00)% (2.19)%        1.79%
------------------------------------------------------------------------- -------- ------- -----------------


(1) The performance information shown is that of the Institutional Class Shares of the Fund, which is based on the performance of the Predecessor Fund for periods prior to April 25, 2008. The performance shown reflects the maximum sales charges and 12b-1 fees applicable to the Fund's Class A Shares.
(2) The Performance Start Date is July 31, 2002.
(3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?


    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                             Class A Shares
      Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                       5.75%(1)
      Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
        (as a percentage of offering price)                                                                        None
      Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                                        None


(1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."
(2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                              Class A Shares
------------------------------------------------------------- --------------
      Investment Advisory Fees                                    0.75%
------------------------------------------------------------- --------------
      Distribution (12b-1) Fees                                   0.25%
------------------------------------------------------------- --------------
      Other Expenses(1)                                           0.62%
------------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(2)                     1.62%
------------------------------------------------------------- --------------

(1) Other Expenses include custodian, legal, acquired fund fees and expenses, and audit expenses, and are based on estimated amounts for the current fiscal year.
(2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.60% of the Fund's Class A Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.60% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:





             1 Year         3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
              $730          $1,057         $1,406           $2,386

FROST LKCM SMALL-MID CAP EQUITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


    The Frost LKCM Small-Mid Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment strategy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $1 billion and $7 billion at the time of initial purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants.

    The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

      o Consistently high profitability;

      o Strong balance sheets;

      o Competitiveadvantages;

      o High and/or improving financial returns;

      o Free cash flow;

      o Reinvestment opportunities; and

      o Prominent market share positions.

    The Fund does not sell stocks simply because they are no longer within LKCM's capitalization range used for the initial purchase.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The Fund commenced operations on April 25, 2008, and therefore, does not have performance history for a full calendar year.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                             Class A Shares
      Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                      5.75%(1)
      Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                  None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
       (as a percentage of offering price)                                                                       None
      Redemption Fee (as a percentage of amount redeemed, if applicable)(2)                                      None


(1) This sales charge varies depending upon how much you invest. Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Sales Charges."

(2) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                Class A Shares
--------------------------------------------------------------- --------------
      Investment Advisory Fees                                      0.90%
--------------------------------------------------------------- --------------
      Distribution (12b-1) Fees                                     0.25%
--------------------------------------------------------------- --------------
      Other Expenses1                                               0.73%
--------------------------------------------------------------- --------------
      Acquired Fund Fees and Expenses                               0.02%
--------------------------------------------------------------- --------------
      Total Annual Fund Operating Expenses(2)                       1.90%
--------------------------------------------------------------- --------------

    (1) Other Expenses include custodian, legal, acquired fund fees and expenses, and audit expenses, and are based on estimated amounts for the current fiscal year.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.80% of the Fund's Class A Shares' average daily net assets. Consequently, Total Annual Fund Operating Expenses, after reductions, were 1.82% . The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.80% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.


    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:





          1 Year       3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
           $757         $1,138         $1,542          $2,669

MORE INFORMATION ABOUT RISK

    The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Funds have investment goals and strategies for reaching these goals. The Funds' investment managers invest each Fund's assets in a way that they believe will help each Fund achieve its goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


    EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


    FIXED INCOME RISK -- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

    FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

    The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Funds' investment managers believe that the risk of loss outweighs the opportunity for the Fund to achieve its investment objective.

    This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

    A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


    Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor Tower, San Antonio, Texas, 78205. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2009, the Adviser had approximately $6.6 billion in assets under management.


    The Adviser oversees the sub-advisers to the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Fund (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") to ensure their compliance with the investment policies and guidelines of these Funds, and monitors each Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Funds. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-Advisory Agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Adviser's Voluntary Fee Reduction, the rate of the Adviser's Voluntary Fee Reduction, the investment advisory fee after the Voluntary Fee Reduction and the Adviser's voluntary Expense Limitation for each Fund, and the amount of advisory fees paid to the Adviser as a percentage of daily net assets for the fiscal year ending July 31, 2009.

                                            Advisory Fee        Adviser's       Advisory Fee
                                          Before Voluntary      Voluntary     After Voluntary        Expense          Advisory
Fund                                       Fee Reduction      Fee Reduction    Fee Reduction     Limitation Fees        Paid
------------------------------------------------------------------------------------------------------------------------------
Frost Core Growth Equity Fund                 0.80%              0.15%             0.65%              1.50%             0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Dividend Value Equity Fund              0.80%              0.15%             0.65%              1.50%             0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Strategic Balanced Fund                 0.70%              0.05%             0.65%              1.60%             0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep
  Value Equity Fund                           0.59%              None              0.59%              1.30%             0.59%
------------------------------------------------------------------------------------------------------------------------------
Frost Hoover Small-Mid Cap Equity         1.00% for assets       None         1.00% for assets        1.80%             1.00%
                                         up to $100 million                 up to $100 million
                                          0.85% for assets                   0.85% for assets
                                         over $100 million                   over $100 million
------------------------------------------------------------------------------------------------------------------------------
Frost International Equity Fund           0.95% for assets       None         0.95% for assets        1.70%             0.94%
                                         up to $150 million                  up to $150 million
                                          0.90% for assets                    0.90% for assets
                                         over $150 million                   over $150 million
------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                  0.50%              0.20%(1)          0.30%              1.20%             0.30%
------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                  0.50%              0.10%(1)          0.40%              1.20%             0.40%
------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                     0.50%              0.10%             0.40%              1.30%             0.40%
------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Municipal Bond Fund        0.50%              0.20%             0.30%              1.40%             0.30%
------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund        0.35%              None              0.35%              1.30%             0.35%
------------------------------------------------------------------------------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund              0.75%              None              0.75%              1.60%             0.75%
------------------------------------------------------------------------------------------------------------------------------
Frost LKCM Small- Mid Cap Equity Fund         0.90%              None              0.90%              1.80%             0.82%
------------------------------------------------------------------------------------------------------------------------------

    (1) Effective November 30, 2009, the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15%.


PORTFOLIO MANAGERS


    John Lutz, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Lutz joined The Frost National Bank, the parent company of the Adviser, in 1995 and has over 8 years of investment experience. He received a bachelor's degree in business administration from Texas A&M University and a master's degree in business administration from Our Lady of the Lake University.

    Alan Tarver, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Tarver joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 13 years of investment experience. He received a bachelor of arts degree in economics from the University of Texas at Austin, a master's of international management from Thunderbird and a master's of business administration in finance from Arizona State University.

    Steve Coker is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Coker joined Frost Investment Advisors in 2008 and has over 12 years of experience in investment management. Prior to joining Frost, he worked for the Principal Financial Group in Seattle and Trusco Capital Management in Atlanta. He earned a bachelor's degree in Management from Georgia Tech and an MBA in Finance from Indiana University. Mr. Coker is a holder of the right to use the Chartered Financial Analyst (CFA(R)) designation and is a member of the CFA Institute.

    C. Murray Fichtner is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Fichtner joined The Frost National Bank, the parent company of the Adviser, in 1967 and has over 23 years of investment experience. He received a bachelor's of business administration degree from Texas A&M University.

    Michael R. Brell, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Brell joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 16 years of investment experience. He received a bachelor's of arts degree with honors in international relations and a master's degree in business administration from St. Mary's University.

    Ted Harper is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Harper joined The Frost National Bank, the parent company of the Adviser, in 2000 and has over 11 years of investment experience. He received a bachelor's degree in political science and economics from the University of Arizona.

    Tom L. Stringfellow, CFA, CPA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund and the Frost Strategic Balanced

    Fund. Mr. Stringfellow joined The Frost National Bank, the parent company of the Adviser, in 1980 and has over 28 years of investment experience. He received a bachelor's of arts degree in business administration from Southwest Texas State University and a master's degree in economics from St. Mary's University, and also a master's degree in business administration from Texas A&M University.

    Jeffery Elswick is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, and the Frost Strategic Balanced Fund. Mr. Elswick joined The Frost National Bank, the parent company of the Adviser, in 2006 and has over 14 years of investment experience. Prior to joining The Frost National Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

    Brad Thompson, CFA is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Thompson joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 17 years of investment experience. Prior to joining The Frost National Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA(R)) designation and is a member of the CFA Institute.

    Justin Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Hopkins joined The Frost National Bank, the parent company of the Adviser, in 2007 and has over 4 years of investment experience. Prior to joining The Frost National Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at The Frost National Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.


SUB-ADVISERS
--------------------------------------------------------------------------------

    The Sub-Advisers for the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost Luther LKCM Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Funds.

o FROST INTERNATIONAL EQUITY FUND


    Thornburg Investment Management, Inc., a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501-2046. As of September 30, 2009, Thornburg had approximately $47.8 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

    William Fries, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Fries joined Thornburg in 1995 and has over 40 years of investment experience. He received a BS in Finance from the Pennsylvania State University and an MBA from Temple University.

    Lei Wang, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Wang joined Thornburg in 2004 and has over 10 years of investment experience. Prior to joining Thornburg, Mr. Wang served as an associate at Enso Capital from 2002 to 2004 and as an associate at Deutsche Bank Alex Brown Inc. from 2001 to 2002. He received an MA from East China Normal University and an MBA from New York University.

    Wendy Trevisani is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Ms. Trevisani joined Thornburg in 1999 and has over 14 years of investment experience. She received a BA from Bucknell University and an MBA from Columbia University.


o FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND


    Kempner Capital Management, Inc., a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor, FNB Building Galveston, Texas 77550-1503. As of September 30, 2009, KCM had approximately $411.2 million in assets under management. KCM is responsible for the day-to-day man-agement of the Frost Kempner Multi-Cap Deep Value Equity Fund's and the Frost Kempner Treasury and Income Fund's investments.

    Harris L. Kempner, Jr. is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Kempner has been KCM's President since the firm's inception in 1982. He was President of U.S. National Bancshares and Chief Investment Officer for Frost Bank of Galveston (formerly United States National Bank) from 1969-1982. He received a BA from Harvard University in 1961 and an MBA from Stanford University in 1963.

    R. Patrick Rowles is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Rowles joined KCM as Executive Vice President in 1987. He has over 31 years of experience in the investment banking and investment advisory industry and was President of R. Patrick Rowles & Company from 1981-1987. He received a BBA from the University of Texas at Austin in 1961.


    M. Shawn Gault is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Gault is a Vice President and joined KCM in January 2001. He received an MBA from the University of Houston in 2000.

o FROST HOOVER SMALL-MID CAP EQUITY FUND


    Hoover Investment Management Co., LLC, a Delaware limited liability company established in 1997, serves as the sub-adviser to the Frost Hoover Small-Mid Cap Equity Fund. Hoover's principal place of business is located at 600 California Street, Suite 550, San Francisco, California 94108-2704. As of September 30, 2009, Hoover had approximately $1.2 billion in assets under management. Hoover is responsible for the day-to-day management of the Frost Hoover Small-Mid Cap Equity Fund's investments.

    Irene G. Hoover, CFA, is primarily responsible for the management of the Frost Hoover Small-Mid Cap Equity Fund. She is the Chief Investment Officer and Senior Portfolio Manager of Hoover Investment Management and has over 31 years of investment experience. Ms. Hoover is the managing member of Hoover Investment Management and has been with the firm since its inception in 1997. Ms. Hoover holds a BA from Stanford University and an MA from Northwestern University.


o FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY FUND


    Luther King Capital Management Corporation, a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Luther King Capital Management's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of September 30, 2009, LKCM had approximately $6.7 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and the Frost LKCM Small-Mid Cap Equity Fund's investments.


    J. Luther King, Jr. is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. King has been President, Principal, and Portfolio Manager of Luther King Capital Management Corporation since 1979.

    Steven R. Purvis is jointly and primarily responsible for the day-to-day management of the Frost LKCM Small-Mid Cap Equity Fund. Mr. Purvis has been a Portfolio Manager of Luther King Capital Management Corporation since 1996 and a Principal of the firm since 2003.

    Paul W. Greenwell is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. Greenwell has been a Portfolio Manager of Luther King Capital Management Corporation since 1983 and a Principal of the firm since 1986.

ADDITIONAL INFORMATION

    A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser and the sub-advisory contracts between the Adviser and each Sub-Adviser can be found in the Funds' Annual Report to Shareholders dated July 31, 2008.

    The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds.

    Class A Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

    All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

    The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

    The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

    You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

    REGULAR MAIL ADDRESS
    Frost Funds
    P.O. Box 219009
    Kansas City, MO 64121

    EXPRESS MAIL ADDRESS
    Frost Funds
    c/o DST Systems
    430 West 7th Street
    Kansas City, MO 64105

BY WIRE

    To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

    WIRING INSTRUCTIONS
    UMB Bank, N.A.
    ABA # 101000695
    Frost Funds
    DDA Acct. # 9871063178
    Ref: Fund name/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

    If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

    You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

    You can open an account with a Fund with a minimum initial investment of $2,500 or a minimum initial investment for IRA accounts of $1,500 for Class A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100.

HOW TO REDEEM FUND SHARES

BY MAIL

    To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
    Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

      o The Fund name;

      o The account number;

      o The dollar amount or number of shares you wish to redeem;

      o The account name(s); and

      o The address to which redemption (sale) proceeds should be sent.

    All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

    If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE

    You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

    If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

    At no charge, you may exchange Class A Shares of a Fund for Class A Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


    The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

    When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.


    You may buy or sell shares of a Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, a Fund must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

    The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


    In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to buy or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or sale transactions effectuated through certain financial intermediaries and authorized institutions.


PAYMENT OF REDEMPTION PROCEEDS

    Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES -- CLASS A SHARES

    The offering price of Class A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment.

    The following is representative of the Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund, the Frost Hoover Small Mid-Cap Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost International Equity Fund and the Frost Strategic Balanced Fund:

                                                     Your Sales Charge       Your Sales Charge
                                                      as a Percentage         as a Percentage
Class A Shares   If Your Investment Is:              of Offering Price     of Your Net Investment
-------------------------------------------------------------------------------------------------
                 Less than $50,000                         5.75%                  6.10%
-------------------------------------------------------------------------------------------------
                 $50,000 but less than $100,000            4.75%                  4.99%
-------------------------------------------------------------------------------------------------
                 $100,000 but less than $250,000           3.75%                  3.90%
-------------------------------------------------------------------------------------------------
                 $250,000 but less than $500,000           2.75%                  2.83%
-------------------------------------------------------------------------------------------------
                 $500,000 but less than $1,000,000         2.00%                  2.04%
-------------------------------------------------------------------------------------------------
                 $1,000,000 and over*                      None                   None
-------------------------------------------------------------------------------------------------

The following is representative of the Frost Total Return Bond Fund and the Frost Municipal Bond Fund:

                                                     Your Sales Charge       Your Sales Charge
                                                      as a Percentage          as a Percentage
Class A Shares   If Your Investment Is:              of Offering Price     of Your Net Investment
-------------------------------------------------------------------------------------------------
                 Less than $100,000                        4.50%                  4.71%
-------------------------------------------------------------------------------------------------
                 $100,000 but less than $250,000           3.75%                  3.90%
-------------------------------------------------------------------------------------------------
                 $250,000 but less than $500,000           2.75%                  2.83%
-------------------------------------------------------------------------------------------------
                 $500,000 but less than $1,000,000         2.00%                  2.04%
-------------------------------------------------------------------------------------------------
                 $1,000,000 and over*                      None                   None
-------------------------------------------------------------------------------------------------

The following is representative of the Frost Low Duration Bond Fund and the Frost Kempner Treasury and Income Fund:

                                                     Your Sales Charge       Your Sales Charge
                                                      as a Percentage         as a Percentage
Class A Shares   If Your Investment Is:               of Offering Price    of Your Net Investment
-------------------------------------------------------------------------------------------------
                 Less than $100,000                        3.00%                  3.09%
-------------------------------------------------------------------------------------------------
                 $100,000 but less than $250,000           2.75%                  2.83%
-------------------------------------------------------------------------------------------------
                 $250,000 but less than $500,000           2.50%                  2.56%
-------------------------------------------------------------------------------------------------
                 $500,000 but less than $1,000,000         2.00%                  2.04%
-------------------------------------------------------------------------------------------------
                 $1,000,000 and over*                      None                   None
-------------------------------------------------------------------------------------------------

The following is representative of the Frost Low Duration Municipal Bond Fund:

                                                     Your Sales Charge       Your Sales Charge
                                                      as a Percentage         as a Percentage
Class A Shares   If Your Investment Is:               of Offering Price    of Your Net Investment
-------------------------------------------------------------------------------------------------
                 Less than $100,000                        2.75%                  2.83%
-------------------------------------------------------------------------------------------------
                 $100,000 but less than $250,000           2.50%                  2.56%
-------------------------------------------------------------------------------------------------
                 $250,000 but less than $500,000           2.25%                  2.30%
-------------------------------------------------------------------------------------------------
                 $500,000 but less than $1,000,000         2.00%                  2.04%
-------------------------------------------------------------------------------------------------
                 $1,000,000 and over*                      None                   None
-------------------------------------------------------------------------------------------------


*If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

    The front-end sales charge will be waived on Class A Shares purchased:

      o through reinvestment of dividends and distributions;

      o through an asset allocation account advised by the Adviser or one of its affiliates;

      o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

      o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

      o by employees, and members of their immediate family, of the Adviser and its affiliates;

      o by retirees of the Adviser and its affiliates;

      o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

      o by Trustees and officers of The Advisors' Inner Circle Fund II;

      o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;

      o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

      o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

    You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- CLASS A SHARES

    In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

    In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. A Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

    You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

    You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

    When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

    Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

      o an individual, his or her spouse, or children residing in the same household;

      o any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

      o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

      o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organiza- tion has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

    Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

    You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

GENERAL INFORMATION ABOUT SALES CHARGES

    Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

    The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

IN-KIND TRANSACTIONS


    Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.


INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Frost International Equity Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

    The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of each Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

    The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES
--------------------------------------------------------------------------------


EXCESSIVE TRADING POLICIES AND PROCEDURES

    The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.


    In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

    For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

      o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or dis- ruptive to the Fund.

      o The Frost International Equity Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 calendar days (subject to certain exceptions as discussed in "Redemption Fee").

      o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activ- ity would be harmful or disruptive to the Fund.

    The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

    In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Frost International Equity Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

    The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 30 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

    What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Funds are required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

    However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    Normally, the Frost Core Growth Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost International Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. Normally, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Strategic Balanced Fund each distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

    Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.


    Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Distributions from the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and Frost Low Duration Municipal Bond Fund are not expected to qualify for the reduced tax rates on qualified dividend income. The Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund are each expected to make primarily ordinary income distributions. Because the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund invest primarily in municipal bonds, the dividends you receive from these Funds will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Although the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.


    Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


    Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

    To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

    The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and each Fund's financial statements, are included in the Funds' Annual Report. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-71-FROST.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                        Net
                                   Realized and
         Net Asset        Net        Unrealized                   Dividends   Distributions
           Value,     Investment  Gains (Losses) on     Total      from Net       from          Total      Net Asset
         Beginning      Income     Investments and       from     Investment    Realized     Dividends &   Value, End
         of Period    (Loss)(1)   Foreign Currency    Operations    Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
CLASS A
2009      $ 9.34        $ 0.01        $(1.75)          $(1.74)     $(0.01)      $   --        $(0.01)         $7.59
2008 (a)    9.66          0.00^        (0.32)           (0.32)         --           --            --           9.34
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
CLASS A

2009      $ 9.20        $ 0.19        $(1.62)          $(1.43)     $(0.19)      $(0.15)       $(0.34)         $7.43
2008 (a)    9.32          0.02         (0.12)           (0.10)      (0.02)          --         (0.02)          9.20
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
CLASS A

2009      $ 9.76        $ 0.28        $(1.09)          $(0.81)     $(0.28)      $   --        $(0.28)         $8.67
2008 (a)   10.00          0.01         (0.24)           (0.23)      (0.01)          --         (0.01)          9.76
-----------------------------------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
CLASS A

2009      $ 9.08        $ 0.19        $(1.74)          $(1.55)     $(0.19)      $(0.14)       $(0.33)         $7.20
2008 (a)    9.09          0.01          0.03             0.04       (0.05)          --         (0.05)          9.08
-----------------------------------------------------------------------------------------------------------------------
HOOVER SMALL-MID CAP EQUITY FUND
CLASS A

2009      $ 9.61        $(0.03)       $(2.59)          $(2.62)     $   --       $(0.07)       $(0.07)         $6.92
2008 (a)    9.83         (0.01)        (0.21)           (0.22)         --           --            --           9.61



                                                     Ratio of
                                                     Expenses
                                                    to Average
                                                    Net Assets     Ratio of Net
                                       Ratio of     (Excluding      Investment
                       Net Assets,     Expenses       Waivers      Income (Loss)  Portfolio
            Total     End of Period   to Average   and Fees Paid    to Average    Turnover
           Return+        (000)       Net Assets    Indirectly)     Net Assets      Rate
-------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
CLASS A
2009      (18.60)%++     $43,705         1.10%         1.25%           0.14%         72%
2008 (a)   (3.31)++       41,112         1.04*         1.19*           0.52*          5**
-------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
CLASS A
2009      (15.08)%++     $18,238         1.11%         1.26%           2.69%         65%
2008 (a)   (1.07)oo       11,099         1.06*         1.21*           2.65*         34**
-------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
CLASS A
2009       (7.88)%++     $ 6,540         1.45%         1.50%           3.50%         33%
2008 (a)   (2.27)++        6,860         1.60*         2.04*           0.69*          9**
-------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
CLASS A
2009      (16.54)%       $26,289         1.06%         1.06%           2.76%         12%
2008 (a)    0.43          35,014         0.99*         0.99*           1.44*         11**
-------------------------------------------------------------------------------------------
HOOVER SMALL-MID CAP EQUITY FUND
CLASS A
2009      (27.15)%       $18,840         1.50%         1.50%          (0.51)%       273%
2008 (a)   (2.24)         21,288         1.44*         1.44*          (0.73)*       110**

*   ANNUALIZED.
**  NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.
^   AMOUNT REPRESENTS LESS THAN $0.01.
(A) COMMENCED OPERATIONS ON JUNE 30, 2008.
(1) PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                        Net
                                   Realized and
         Net Asset        Net        Unrealized                   Dividends   Distributions
           Value,     Investment  Gains (Losses) on     Total      from Net       from          Total      Net Asset
         Beginning      Income     Investments and       from     Investment    Realized     Dividends &   Value, End
         of Period    (Loss)(1)   Foreign Currency    Operations    Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS A
2009      $ 9.01       $ 0.07         $(1.71)          $(1.64)      $(0.19)     $   --        $(0.19)        $ 7.18
2008 (a)    9.31        (0.00)^        (0.30)           (0.30)          --          --            --           9.01
-----------------------------------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
CLASS A
2009      $10.01       $ 0.45         $ 0.30           $ 0.75       $(0.44)     $(0.00)+      $(0.44)        $10.32
2008 (a)   10.04         0.03          (0.03)              --        (0.03)         --         (0.03)         10.01
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
CLASS A
2009      $ 9.89       $ 0.55         $ 0.28           $ 0.83       $(0.53)     $(0.02)       $(0.55)        $10.17
2008 (a)    9.95         0.04          (0.06)           (0.02)       (0.04)         --         (0.04)          9.89
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
CLASS A
2009 (b)  $10.06       $ 0.30         $ 0.24           $ 0.54       $(0.32)     $(0.00)+      $(0.32)        $10.28
-----------------------------------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
CLASS A
2009 (b)  $10.04       $ 0.18         $ 0.21           $ 0.39       $(0.21)     $   --        $(0.21)        $10.22



                                                     Ratio of
                                                     Expenses
                                                    to Average
                                                    Net Assets     Ratio of Net
                                       Ratio of     (Excluding      Investment
                       Net Assets,     Expenses       Waivers      Income (Loss)  Portfolio
            Total     End of Period   to Average   and Fees Paid    to Average    Turnover
           Return+        (000)       Net Assets    Indirectly)     Net Assets      Rate
-------------------------------------------------------------------------------------------
INTERNAT EQUITY FUND
CLASS A
2009       (17.65)%      $36,191         1.46%         1.46%           1.07%        51%
2008 (a)    (3.22)        41,937         1.25*         1.25*          (0.20)*       16**
-------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
CLASS A
2009         7.74%++     $22,597         0.77%         0.97%           4.53%        56%
2008 (a)    (0.02)++      26,293         0.73*         0.93*           3.32*         8**
-------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
CLASS A
2009         8.82%++     $54,777         0.84%         0.94%           5.73%        67%
2008 (a)    (0.21)++      49,258         0.81*         0.92*           4.69*        12**
-------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
CLASS A
2009 (b)     5.48%++    $    668         0.87%*        0.97%*          3.15%*       14%**+++
-------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
CLASS A
2009 (b)     3.89%++    $    591         0.86%*        1.06%*          1.89%*       27%**+++

*   ANNUALIZED.
**  NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.
+++ PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED JULY 31, 2009.
^   AMOUNT REPRESENTS LESS THAN $0.01.
(A) COMMENCED OPERATIONS ON JUNE 30, 2008.
(B) COMMENCED OPERATIONS ON AUGUST
    28, 2008.
(1) PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                                  FROST FUNDS

INVESTMENT ADVISER
Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor Tower
San Antonio, Texas 78205-1414

SUB-ADVISERS
Thornburg Investment Management, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501-2046

Kempner Capital Management, Inc.
2201 Market Street, 12th Floor FNB Building
Galveston, Texas 77550-1503

Hoover Investment Management Co., LLC
600 California Street, Suite 550
San Francisco, California 94108-2704

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4140

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION (PLEASE NOTE THAT THE FUNDS DO NOT HAVE A WEBSITE):

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)
BY MAIL:      Frost Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

From the SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 FIA-PS-002-0300

                       THE ADVISORS' INNER CIRCLE FUND II


[GRAPHIC OMITTED]   FROST


FROST CORE GROWTH EQUITY FUND
FROST DIVIDEND VALUE EQUITY FUND
FROST STRATEGIC BALANCED FUND
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
FROST HOOVER SMALL-MID CAP EQUITY FUND
FROST INTERNATIONAL EQUITY FUND
FROST LOW DURATION BOND FUND
FROST TOTAL RETURN BOND FUND
FROST MUNICIPAL BOND FUND
FROST LOW DURATION MUNICIPAL BOND FUND

FROST KEMPNER TREASURY AND INCOME FUND

FROST LKCM MULTI-CAP EQUITY FUND
FROST LKCM SMALL-MID CAP EQUITY FUND

INSTITUTIONAL CLASS SHARES PROSPECTUS                          NOVEMBER 30, 2009








                                               INVESTMENT ADVISER:

                                               FROST INVESTMENT ADVISORS, LLC

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

The Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Strategic Balanced Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost International Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund, and the Frost LKCM Small-Mid Cap Equity Fund (each, a "Fund," and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios each have individual investment goals and strategies. This prospectus gives you important information about the Institutional Class Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

                                                                            PAGE
FROST CORE GROWTH EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................  2
   PRINCIPAL INVESTMENT STRATEGIES ..........................................  2
   PRINCIPAL RISKS OF INVESTING IN THE FUND .................................  3
   PERFORMANCE INFORMATION ..................................................  4
   FUND FEES AND EXPENSES ...................................................  6
FROST DIVIDEND VALUE EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................  7
   PRINCIPAL INVESTMENT STRATEGIES ..........................................  7
   PRINCIPAL RISKS OF INVESTING IN THE FUND .................................  7
   PERFORMANCE INFORMATION ..................................................  8
   FUND FEES AND EXPENSES ...................................................  9
FROST STRATEGIC BALANCED FUND
   FUND INVESTMENT OBJECTIVE ................................................ 11
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 11
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 11
   PERFORMANCE INFORMATION .................................................. 14
   FUND FEES AND EXPENSES ................................................... 16
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................ 17
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 17
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 17
   PERFORMANCE INFORMATION .................................................. 18
   FUND FEES AND EXPENSES ................................................... 19
FROST HOOVER SMALL-MID CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................ 20
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 20
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 20
   PERFORMANCE INFORMATION .................................................. 21
   FUND FEES AND EXPENSES ................................................... 22
FROST INTERNATIONAL EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................ 23
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 23
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 24
   PERFORMANCE INFORMATION .................................................. 25
   FUND FEES AND EXPENSES ................................................... 27
FROST LOW DURATION BOND FUND
   FUND INVESTMENT OBJECTIVE ................................................ 28
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 28
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 28
   PERFORMANCE INFORMATION .................................................. 29
   FUND FEES AND EXPENSES ................................................... 30

FROST TOTAL RETURN BOND FUND
   FUND INVESTMENT OBJECTIVE ................................................ 32
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 32
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 32
   PERFORMANCE INFORMATION .................................................. 33
   FUND FEES AND EXPENSES ................................................... 34
FROST MUNICIPAL BOND FUND
   FUND INVESTMENT OBJECTIVE ................................................ 36
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 36
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 36
   PERFORMANCE INFORMATION .................................................. 37
   FUND FEES AND EXPENSES ................................................... 38
FROST LOW DURATION MUNICIPAL BOND FUND
   FUND INVESTMENT OBJECTIVE ................................................ 40
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 40
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 40
   PERFORMANCE INFORMATION .................................................. 41
   FUND FEES AND EXPENSES ................................................... 42
FROST KEMPNER TREASURY AND INCOME FUND
   FUND INVESTMENT OBJECTIVE ................................................ 44
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 44
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 44
   PERFORMANCE INFORMATION .................................................. 45
   FUND FEES AND EXPENSES ................................................... 46
FROST LKCM MULTI-CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................ 47
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 47
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 47
   PERFORMANCE INFORMATION .................................................. 48
   FUND FEES AND EXPENSES ................................................... 49
FROST LKCM SMALL-MID CAP EQUITY FUND
   FUND INVESTMENT OBJECTIVE ................................................ 50
   PRINCIPAL INVESTMENT STRATEGIES .......................................... 50
   PRINCIPAL RISKS OF INVESTING IN THE FUND ................................. 50
   PERFORMANCE INFORMATION .................................................. 51
   FUND FEES AND EXPENSES ................................................... 51
MORE INFORMATION ABOUT RISK ................................................. 52
MORE INFORMATION ABOUT FUND INVESTMENTS ..................................... 53
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................ 53
INVESTMENT ADVISER .......................................................... 53
SUB-ADVISERS ................................................................ 55
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................. 57
SHAREHOLDER SERVICING ARRANGEMENTS .......................................... 60
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 60
OTHER POLICIES .............................................................. 60
DIVIDENDS AND DISTRIBUTIONS ................................................. 62
TAXES ....................................................................... 63
FINANCIAL HIGHLIGHTS ........................................................ 64
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... BACK COVER

FROST CORE GROWTH EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Core Growth Equity Fund (the "Fund") seeks to achieve long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund intends to invest in companies that Frost Investment Advisors, LLC (the "Adviser") believes will have growing revenues and earnings. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser performs in-depth analyses of company fundamentals and industry dynamics to identify companies displaying strong earnings and revenue growth relative to the overall market or relative to their peer group, improving returns on equity and a sustainable competitive advantage.

    The Adviser focuses on a number of factors to assess the growth potential of individual companies, such as:

       o Historical and expected organic revenue growth rates;

       o Historical and expected earnings growth rates;

       o Signs of accelerating growth potential;

       o Positive earnings revisions;

       o Earnings momentum;

       o Improving margin and return on equity trends; and

       o Positive price momentum.

    When an attractive growth opportunity is identified, the Adviser seeks to independently develop an intrinsic valuation for the stock. The Adviser believes that the value of a company is determined by discounting the company's future cash flows or earnings. Valuation factors considered in identifying securities for the Fund's portfolio include:

       o Price/earnings ratio;

       o Price/sales ratio;

       o Price/earnings to growth ratio;

       o Enterprise value/earnings before interest, taxes, depreciation and amortization;

       o Enterprise value/sales;

       o Price/cash flow;

       o Balance sheet strength; and

       o Returns on equity and returns on invested capital.

    The Adviser also seeks to understand a firm's competitive position and the industry dynamics in which the firm operates. The Adviser assesses industry growth potential, market share opportunities, cyclicality and pricing power. Further analysis focuses on corporate governance and management's ability to create value for shareholders.

    The Adviser augments its independent fundamental research process with quantitative screens and models. The models are derived from proprietary research or securities industry research studies and score companies based upon a number of fundamental factors. The Adviser uses quantitative analysis to provide an additional layer of objectivity, discipline and consistency to its equity research process. This quantitative analysis complements the fundamental analyses that the Adviser conducts on companies during its stock selection process.

    The Fund seeks to buy and hold securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security if its price exceeds the Adviser's assessment of its fair value or in response to a negative company event, a change in management, poor relative price performance, achieved fair valuation, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    GROWTH STYLE RISK -- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


              24.56%     8.07%     4.16%     9.90%    12.18%    (37.41)
               2003      2004      2005      2006      2007      2008


                     BEST QUARTER              WORST QUARTER
                        14.08%                    (20.78)%
                      (06/30/03)                 (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 24.77% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S INSTITUTIONAL CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO CERTAIN BROAD-BASED SECURITIES INDICES.

                                                                                                           Since Performance
                                                                                       1 Year    5 Years     Start Date(2)
    ------------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                          (37.41)%   (2.78)%        (2.02)%
    ------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                          N/A       N/A            N/A
    ------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                  N/A       N/A            N/A
    ------------------------------------------------------------------------------------------------------------------------
    Russell 1000 Growth Index (reflects no deduction for fees, expenses,
      or taxes)(4)                                                                    (38.44)%   (3.42)%        (1.58)%
    ------------------------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Growth Index Return (reflects no deduction
      for fees, expenses, or taxes) (4)                                               (34.92)%   (3.13)%        (1.41)%
   ------------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the S&P 500/Citigroup Growth Index to the Russell 1000 Growth Index because the Adviser believes the Russell 1000 Growth Index is more representative of the type of securities in which the Fund invests.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is an unmanaged index which measures the performance of the 1000 largest companies in the Russell 3000 Index with the higher price-to-book ratios and higher forecasted growth values.

    The S&P 500/Citigroup Growth Index, along with its counterpart, the S&P 500/Citigroup Value Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Growth Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P Index 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index - each stock's weight in the index is proportionate to its market value.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                             Institutional Class Shares
    -------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                 None
    -------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                            None
    -------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                                None
    -------------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                                None
    -------------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                             Institutional Class Shares
    -------------------------------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                                             0.80%
    -------------------------------------------------------------------------------------------------------------------
    Other Expenses                                                                                       0.20%
    -------------------------------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                                                      0.04%
    -------------------------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,) 2                                                           1.04%
    -------------------------------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has volun- tarily agreed to reduce its Investment Advisory Fees by 0.15%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reim- burse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.89%. The Adviser may discontinue all or part of these fee reductions or expense reimburse- ments at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its reductions and reim- bursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15%.

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

             1 Year           3 Years       5 Years         10 Years
--------------------------------------------------------------------------------
              $106             $331          $574            $1,271

FROST DIVIDEND VALUE EQUITY FUND

FUND INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

    The Frost Dividend Value Equity Fund (the "Fund") seeks long-term capital appreciation and current income. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that pay, or are expected to pay, dividends. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will normally represent less than 30% of the Fund's assets.

    The Adviser seeks to identify and invest in companies that have attractive valuations and a dividend that has the potential to grow as fast as inflation and whose yield is greater than the market or its sector or industry average. The Adviser considers dividends to be a significant component of total long-term equity returns and focuses on the sustainability and growth of dividends with attractive yields. To access the sustainability of a firm's dividend, the Adviser analyzes a firm's dividend history, its competitive position and the industry dynamics in which the firm operates.

    The Adviser employs both quantitative and qualitative analyses to select companies that have capital appreciation and dividend growth potential, with a focus on the following stock characteristics:

      o Attractive valuation based on intrinsic, absolute and relative value;

      o Dividend yields greater than the market or their sector or industry;

      o History of growing dividends with the likelihood of sustainable growth of dividends;

      o Attractive business models that generate the necessary cash flow to cover and sustain the dividend and its growth; and

      o Sound balance sheets.

    The Adviser seeks to manage the Fund in a tax-efficient manner although portfolio turnover rates can vary, depending upon market conditions. The Adviser has disciplines in place that serve as sell signals, such as if the price of the security exceeds the Adviser's assessment of its fair value or in response to dividend yield declining below the Adviser's yield objective, a negative company event, a change in management, poor relative price performance, or a deterioration in a company's business prospects, performance or financial strength.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


         21.37%    14.28%    9.13%    21.77%    9.61%    (28.25)%
          2003      2004     2005      2006     2007       2008


                      BEST QUARTER            WORST QUARTER
                         13.11%                 (16.80)%
                       (06/30/03)              (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 18.87% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO CERTAIN BROAD-BASED SECURITIES INDICES.


                                                                                                            Since Performance
                                                                                       1 Year     5 Years      Start Date(2)
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                          (28.25)%     3.61%         2.58%
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                          N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                  N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------------------
    Russell 1000 Value Index (reflects no deduction from fees, expenses,
      or taxes)(4)                                                                   (36.85)%    (0.79)%         0.67%
    -------------------------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Value Index Return (reflects no deduction
      for fees, expenses, or taxes)(4)                                                (39.22)%   (1.31)%         0.07%
    -------------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the S&P 500/Citigroup Value Index to the Russell 1000 Value Index because the Adviser believes the Russell 1000 Value Index is more representative of the type of securities in which the Fund invests.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index measures the performance of the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.

    The S&P 500/Citigroup Value Index, along with its counterpart, the S&P 500/Citigroup Growth Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Value and Growth Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Value Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index - each stock's weight in the index is proportionate to its market value.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                        Institutional Class Shares
    --------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    --------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    --------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends
      and Other Distributions (as a percentage of offering price)                                   None
    --------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    --------------------------------------------------------------------------------------------------------------
    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.80%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                          0.21%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.04%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                               1.05%
    ------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.15%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reim- burse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.90%. The Adviser may discontinue all or part of these fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15%.

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                1 Year      3 Years     5 Years        10 Years
--------------------------------------------------------------------------------
                 $107         $334        $579          $1,283

FROST STRATEGIC BALANCED FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Strategic Balanced Fund (the "Fund") seeks long-term capital appreciation and current income. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund seeks to achieve its investment objective by investing in a diversified portfolio of global fixed income and equity securities. The overarching principle of Frost Investment Advisors, LLC (the "Adviser") is to structure the Fund to be well diversified across many asset classes and securities. In selecting securities for the Fund, the Adviser uses the following strategies:

      o Strategic asset allocation;

      o Tactical asset allocation;

      o Security selection;

      o Bond asset class allocation;

      o Foreign currency exposure; and

      o Derivatives.

    Between 40% to 80% of the Fund's assets may be invested in domestic and international equity securities, including emerging markets equity securities. The balance of the Fund's portfolio will be invested in fixed income asset classes and cash. Additionally, up to 40% of the Fund's assets may be invested in non-core equity classes/styles such as real estate, infrastructure or commodities, and hedged equity, which may also be internationally diversified. The Adviser may alter these asset allocation guidelines according to its outlook for each asset class. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs"), to gain exposure to equity and fixed-income markets. The degree to which the Fund invests in other investment companies for these purposes will vary, and at times may be significant, depending on factors such as overall Fund asset levels and the Adviser's views on the most efficient method for achieving diversified exposure to a particular asset class consistent with the Fund's investment objective. The Fund may also invest in derivatives to manage risk, increase or decrease exposure to an asset class, and/or to enhance total return. The Fund is reallocated at least annually to manage asset class drift and improve the risk-reward profile of the Fund.

    The Fund's asset class selection is based on the Adviser's outlook for the reward and risks presented by each asset class. These assumptions are used in a model-driven framework to make allocation decisions. The principal strategy offers diversification and breadth by providing access to a broad array of sources of returns through exposure to a broad selection of partially correlated asset classes. The Adviser directs the Fund's asset market allocation toward opportunities that are identified to be greater and away from those that are smaller.

    The Adviser has discretion to add or remove asset classes from the Fund based on its analysis of valuation, opportunity and risk, provided the Fund's asset allocation guidelines are met.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

      o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

      o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

      o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

      o There may not be a liquid secondary market for derivatives.

      o Trading restrictions or limitations may be imposed by an exchange.

      o Government regulations may restrict trading derivatives.

      o The other party to an agreement (e. g. , options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

    REAL ESTATE RISK -- The Fund may invest in funds, ETFs or companies that invest in real estate. Real estate risk is the risk that real estate will underperform the market as a whole. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Real estate can be affected by changes in real estate values and rental income, changes in interest rates, changing demographics and regional economic cycles.

    REIT RISK -- Real Estate Investment Trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depository Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    ALLOCATION RISK -- The Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by the Adviser, which may not accurately predict changes in the market. As a result, the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

    EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less devel-oped. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

    FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

    INVESTMENTS IN INVESTMENT COMPANIES AND ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

    Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a collective investment trust that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to June 30, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


                        7.54%                  (24.78)%
                        2007                    2008

                    BEST QUARTER            WORST QUARTER
                       2.97%                   (11.43)%
                    (06/30/07)               (12/31/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 20.79% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO APPROPRIATE BROAD-BASED INDICES.

                                                                                                      Since Performance
                                                                                             1 Year     Start Date(2)
    -------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                                 (24.78)%      (5.38)%
    -------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                                 N/A          N/A
    -------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3,4)                       N/A          N/A
    -------------------------------------------------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for fees, expenses, or taxes)                       (37.00)%      (11.48)%
    -------------------------------------------------------------------------------------------------------------------
    MSCI All Country World ex-US Index (reflects no deduction for fees, expenses, or taxes)  (45.53)%      (12.38)%
    -------------------------------------------------------------------------------------------------------------------
    Barclays Capital US Aggregate Index (reflects no deduction for fees, expenses, or taxes)   5.24%         6.61%
    -------------------------------------------------------------------------------------------------------------------
    Blended Index Return (reflects no deduction for fees, expenses, or taxes)                (23.27)%       (4.32)%
    -------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to June 30, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is July 31, 2006.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market value-weighted index -- each stock's weight in the index is proportionate to its market value.

    The Morgan Stanley Capital International All Country World ex-US Index ("MSCI ACWI ex-US"), a market capitalization-weighted index composed of approximately 2,000 companies, is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of U.S. issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

    The Barclays Capital U.S. Aggregate Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid ARM passthroughs), Asset-Backed Securities, and Collateralized Mortgage-Backed Securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007.

    The Blended Index is constructed from the weighted monthly returns of: the S&P 500 Index (48%), MSCI All Country World ex-US Index (12%) and Barclays Capital U.S. Aggregate Index (40%).

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                               Institutional Class Shares
    ---------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   None
    ---------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                              None
    ---------------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
     (as a percentage of offering price) None
    ---------------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                                  None
    ---------------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                               Institutional Class Shares
    ---------------------------------------------------------------------------------------------------------------------
      Investment Advisory Fees                                                                            0.70%
    ---------------------------------------------------------------------------------------------------------------------
      Other Expenses                                                                                      0.53%
    ---------------------------------------------------------------------------------------------------------------------
      Acquired Fund Fees and Expenses                                                                     0.38%
    ---------------------------------------------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses(1,) 2                                                          1.61%
    ---------------------------------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.05%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reim- burse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.35% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 1.56%. The Adviser may discontinue all or part of these fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.35% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.05%.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

             1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
              $164          $508           $876          $1,911

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Kempner Multi-Cap Deep Value Equity Fund (the "Fund") seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs").

    In selecting securities for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc., ("KCM") utilizes a deep value style of investing in which it chooses securities that it believes are currently undervalued in the market but have earnings potential or other factors that make them attractive. The securities purchased are frequently out of favor with or have been ignored by the investment community market and thus provide the opportunity to purchase at prices significantly below their true value. KCM analyzes securities on an individual, bottom-up basis, to determine which securities can deliver capital appreciation and steady dividend earnings over the long-term. The Fund may invest in companies of all capitalizations.

    KCM selects securities for the Fund's portfolio based on individual stocks rather than on industries or industry groups. KCM screens a universe of approximately 7,500 stocks to find companies which meet most of its criteria for price-earnings ratio (15X), projected 12-month earnings, price/cash flow multiple, price/book multiple and price less than or equal to 20% above the 52-week low. A dividend yield is required. KCM considers it unrealistic for it to be able to purchase a stock at its bottom, and as a result, KCM purchases securities for the Fund's portfolio gradually, averaging down. KCM also considers it unrealistic for it to be able to sell a stock at its highest price level, and as a result, KCM seeks to lock in reasonable returns when they are offered and generally sells gradually as an issue rises.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]

          25.77%     14.26%     1.17%     15.53%     (2.92)%     (34.02)%
           2003       2004      2005       2006       2007        2008


                  BEST QUARTER              WORST QUARTER
                    16.28%                    (20.30)%
                  (06/30/03)                 (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 22.36% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").


AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500/CITIGROUP VALUE INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX.

                                                                                               Since Performance
                                                                          1 Year      5 Years    Start Date(2)
    ------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                              (34.02)%    (3.08)%       0.46%
    ------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                              N/A        N/A          N/A
    ------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)      N/A        N/A          N/A
    ------------------------------------------------------------------------------------------------------------
    S&P 500/Citigroup Value Index Return (reflects no deduction
      for fees, expenses, or taxes)                                       (39.22)%    (1.31)%       2.59%
    ------------------------------------------------------------------------------------------------------------
    Lipper Multi-Cap Value Funds Index Return (reflects no deduction
      for fees, expenses, or taxes)                                       (38.16)%    (2.11)%       1.68%
    ------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is July 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Fund's benchmark index is the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Value Index, along with its counterpart the S&P 500/Citigroup Growth Index, were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Value and Growth Indexes, respectively. These indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. The S&P 500/Citigroup Value Index is defined by its relationship to the S&P 500 Index.

    The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market-value weighted index -- each stock's weight in the index is proportionate to its market value.

    Additionally the Fund may be compared to the Lipper Multi-Cap Value Funds Index, which includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                          Institutional Class Shares
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    ----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    ----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
     (as a percentage of offering price)                                                            None
    ----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    ----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee. A

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                          Institutional Class Shares
    ----------------------------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                                       0.59%
    ----------------------------------------------------------------------------------------------------------------
    Other Expenses                                                                                 0.22%
    ----------------------------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                                                0.01%
    ----------------------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                                                      0.82%
    ----------------------------------------------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior reductions or reimbursements made during the preced- ing three-year period.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
                 $84           $262          $455           $1,014

FROST HOOVER SMALL-MID CAP EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Hoover Small-Mid Cap Equity Fund (the "Fund") seeks to maximize total return. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $200 million and $10 billion at the time of initial purchase.

    The Fund intends to invest in companies that the Fund's sub-adviser, Hoover Investment Management Co., LLC ("Hoover") believes are undervalued, profitable, and capable of generating significant cash flow. Hoover looks for companies with attractive valuations that are temporarily going unnoticed by investors, but which it believes will ultimately experience positive changes in revenues, gross operating margins or financial structure. In particular, Hoover seeks to identify companies that are not currently in favor with Wall Street and possess a catalyst for growth. Moreover, Hoover will focus on securities of companies displaying the following characteristics:

      o Dominance in a specific industry;

      o Well-defined growth strategies;

      o Financial strength; and

      o Experienced management.

    In addition to company specific research, Hoover also performs top-down industry analyses to determine out-of-favor and overlooked industries that are experiencing positive changes, thereby accelerating the prospects for companies in those industries. Hoover also analyzes long-term societal trends to identify potential investments and confirm that current investments are likely to benefit from market conditions.

    Hoover's ultimate purchase decisions are based on the following three factors: whether a company is a high quality business; whether a security can be purchased at a compelling value; and whether a company possesses a catalyst which will propel both earnings acceleration and market recognition in the next 18 months.

    The Fund is not required to dispose of a security simply because the issuing company is no longer within the capitalization range. However, it may sell stocks for the following reasons:

      o The stock reaches the target price set by Hoover;

      o The stock reaches overvaluation as determined by Hoover;

      o The fundamentals of the stock have deteriorated; or

      o A more attractively valued alternative is available for purchase.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Hoover (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]

         33.10%      20.64%      8.35%       9.25%       8.08%   (39.60)%
          2003        2004       2005        2006        2007      2009


                      BEST QUARTER                WORST QUARTER
                        15.09%                      (25.69)%
                      (06/30/03)                   (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 18.54% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 2500 INDEX.

                                                                                                       Since Performance
                                                                                1 Year     5 Years       Start Date(2)
    --------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                    (39.60)%    (1.40)%         0.45%
    --------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                   N/A        N/A            N/A
    --------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)           N/A        N/A            N/A
    --------------------------------------------------------------------------------------------------------------------
    Russell 2500 Index Return (reflects no deduction for fees,
      expenses, or taxes)                                                     (36.79)%    (0.98)%         1.92%
    --------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index is a broad-based securities index featuring 2,500 stocks that cover the small-cap and mid-cap market capitalizations. The Russell 2500 Index is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000 universe of the United States based listed equities.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Investment Advisory Fees(1)                                                                    1.00%
    -----------------------------------------------------------------------------------------------------------------
    Other Expenses                                                                                 0.25%
    -----------------------------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                                                0.02%
    -----------------------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                                                      1.27%
    -----------------------------------------------------------------------------------------------------------------

    (1) The Fund pays the Adviser compensation at an annual rate as follows:
        1.00% on the first $100 million of average daily net assets and 0.85% on average daily net assets in excess of $100 million.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.55% of the Fund's Institutional Class Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.55% to recapture all or a portion of its prior reductions or reimbursements made during the preced- ing three-year period.
    (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

            1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
            $129           $403          $697           $1,534

FROST INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost International Equity Fund (the "Fund") seeks to achieve long-term capital appreciation and current income. The Fund may change its investment objectives without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of non-U.S. issuers. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests primarily in common stocks, but may also invest in other types of equity securities, such as preferred stock, convertible securities, warrants or other similar publicly traded securities. The Fund may also purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

    The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by its sub-adviser, Thornburg Investment Management Inc. ("Thornburg"). Thornburg intends to invest on an opportunistic basis when it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be undervalued or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size.

    Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and quality. The Fund evaluates currency risk on a stock-by-stock basis. The Fund will hedge currency exposure utilizing forward contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when we perceive currency risk to be high.

    Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of Thornburg's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund's portfolio are:

      o price/earnings ratio                            o relative earnings growth potential
      o price/book value                                o industry growth potential
      o price/cash flow ratio                           o industry leadership
      o debt/capital ratio                              o dividend growth potential
      o dividend yield                                  o franchise value
      o security and consistency of revenue stream      o potential for favorable developments
      o undervalued assets

    The Fund typically makes equity investments in the following three types of companies:

      o BASIC VALUE companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

      o CONSISTENT EARNER companies when they are selling at valuations below historic norms. Stocks in this category some- times sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and div- idend growth.

      o EMERGING FRANCHISES are value-priced companies that in Thornburg's opinion are in the process of establishing a lead- ing position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    When the Fund invests in foreign fixed income securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

    EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

    FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

    INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If Thornburg's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by Thornburg and INVESCO Global Asset Management N.A. (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


        29.94%      20.43%    17.11%       25.41%     27.40%     (41.42)%
         2003       2004       2005         2006       2007       2008


                    BEST QUARTER             WORST QUARTER
                       16.95%                  (19.23)%
                    (06/30/03)                (12/31/08)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 25.83% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX- US INDEX ("MSCI ACWI EX-US") AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE").

                                                                                                      Since Performance
                                                                                1 Year      5 Years      Start Date(2)
    -------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                    (41.42)%      5.71%        5.27%
    -------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                    N/A         N/A          N/A
    -------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)            N/A         N/A          N/A
    -------------------------------------------------------------------------------------------------------------------
    MSCI ACWI ex-US Index Return (reflects no deduction
      for fees, expenses, or taxes)                                             (45.53)%      2.56%        4.27%
    -------------------------------------------------------------------------------------------------------------------
    MSCI EAFE Index Return (reflects no deduction for fees, expenses,
       or taxes)                                                                (43.38)%      1.66%        3.25%
    -------------------------------------------------------------------------------------------------------------------


    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International All Country World ex-US Index is a market capitalization weighted index composed of approximately 2,000 companies, and is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States' issuers. The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged index that shows arithmetic, market value-weighted averages of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends
      and Other Distributions (as a percentage of offering price)                                   None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                          2.00%
    -----------------------------------------------------------------------------------------------------------------

    (1) Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. In addition, proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees(1)                                             0.94%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                          0.27%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.02%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                               1.23%
    ------------------------------------------------------------------------------------------

    (1) The Fund pays the Adviser compensation at an annual rate as follows:
        0.95% on the first $150 million of average daily net assets and 0.90% on aver- age daily net assets in excess of $150 million.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.45% of the Fund's Institutional Class Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.45% to recapture all or a portion of its prior reductions or reimbursements made during the preced- ing three-year period.
    (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


               1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
               $125          $390         $676        $1,489

FROST LOW DURATION BOND FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Low Duration Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund's emphasis is on total return with low volatility by investing primarily in shorter-term investment grade securities. Short-term bonds are considered more stable than longer-maturity bonds, but less stable than money market securities.

    To achieve its objective, the Fund invests in a diversified mix of taxable fixed income securities. The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in less than 5 years. The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus one year of the Barclays Capital U.S. 1-5 Year Government Credit Index duration. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve position; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

    The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; and, to a lesser extent, residential and commercial mortgage-backed securities. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]

             1.81%     0.20%     0.48%    3.20%     6.12%     1.36%
             2003      2004      2005     2006      2007      2008


                    BEST QUARTER               WORST QUARTER
                       2.41%                      (1.87)%
                    (12/31/07)                  (06/30/04)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 11.36% .

    1 The Predecessor Fund commenced operations prior to the periods shown.
      However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL U.S. 1-5 YEAR GOVERNMENT/CREDIT INDEX.

                                                                                        Since Performance
                                                                    1 Year    5 Years     Start Date(2)
    -----------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                         1.36%     2.25%          2.77%
    -----------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                       N/A       N/A            N/A
    -----------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions
      and Sale of Fund Shares(3)                                      N/A       N/A            N/A
    -----------------------------------------------------------------------------------------------------
    Barclays Capital U.S. 1-5 Year Government/Credit Index Return
      (reflects no deduction for fees, expenses, or taxes)           5.12%     3.96%          4.40%
    -----------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital U.S. 1-5 Year Government Credit Index is comprised of Treasuries (i.e., public obligations of the U.S. Treasury), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and U.S. dollar corporate securities, that have remaining maturities of more than one year but less than five years.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                         None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price) None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                             None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.50%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                          0.22%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.02%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                               0.74%
    ------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.15%. Prior to November 30, 2009, the Adviser voluntarily reduced its Investment Advisory Fees by 0.20%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reduc- tions, were 0.54%. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.95% to recapture all or a portion of its reductions and reimbursements made during the preceding three- year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15%.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

               1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                $76         $237         $411          $918

FROST TOTAL RETURN BOND FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Total Return Bond Fund (the "Fund") seeks to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

    The Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund's portfolio will typically range within plus or minus three years of the Fund benchmark's duration. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

    The Fund typically invests in the following U.S. dollar-denominated fixed income securities: U.S. Treasury securities; governmental agency debt; corporate debt; asset-backed securities; taxable municipal bonds; collateralized mortgage obligations ("CMO's") and residential and commercial mortgage-backed securities. The Fund's fixed income investments focus primarily on investment grade securities (rated in one of the four highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In addition, the Fund's fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


           2.70%      2.86%      2.48%     3.65%     5.61%     (1.73)%
           2003       2004       2005      2006      2007       2008


                     BEST QUARTER              WORST QUARTER
                        3.58%                     (3.39)%
                     (09/30/06)                 (06/30/04)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 16.31% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX.

                                                                                                Since Performance
                                                                           1 Year     5 Years     Start Date(2)
    -------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                               (1.73)%     2.54%          3.68%
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                              N/A        N/A            N/A
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)      N/A        N/A            N/A
    -------------------------------------------------------------------------------------------------------------
    Barclays Capital U.S. Aggregate Index Return (reflects no deduction
      for fees, expenses, or taxes)                                         5.24%      4.65%          5.25%
    -------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                 0.50%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                           0.19%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                          0.03%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,) 2                               0.72%
    ------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.15%. Prior to November 30, 2009, the Adviser voluntarily reduced its Investment Advisory Fees by 0.10%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reduc- tions, were 0.62%. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.95% to recapture all or a portion of its reductions and reimbursements made during the preceding three- year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.15%.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

                  1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                   $74         $230         $401         $894

FROST MUNICIPAL BOND FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval. The Fund may invest more than 25% of its total assets in bonds of issuers in Texas.

    The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Barclays Capital Municipal Bond Index. The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning, with a typical range of three years; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection.

    Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]

          3.32%       1.68%       0.81%      2.74%      3.58%      3.58%
          2003        2004        2005       2006       2007       2008


                     BEST QUARTER             WORST QUARTER
                        3.71%                    (2.30)%
                      (12/31/08)               (06/30/04)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 7.95% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is May 31, 2002 ("Performance Start Date").

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX.

                                                                                                Since Performance
                                                                            1 Year    5 Years     Start Date(2)
    -------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                 3.58%      2.47%         3.11%
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                               N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)       N/A        N/A           N/A
    -------------------------------------------------------------------------------------------------------------
    Barclays Capital Municipal Bond Index Return (reflects no deduction
      for fees, expenses, or taxes)                                         (2.47)%     2.71%         3.75%
    -------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is May 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Municipal Bond Index is a broad-based, total return index. The Index is comprised of 8,000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the Index and weighted and updated monthly, with a one-month lag.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  Institutional Class Shares
    ----------------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.50%
    ----------------------------------------------------------------------------------------
    Other Expenses(1)                                                       0.23%
    ----------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                               0.73%
    ----------------------------------------------------------------------------------------

    (1) Other Expenses include acquired fund fees and expenses of less than 0.01%.
    (2) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.10%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reim- burse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.63%. The Adviser may discontinue all or part of these fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.10%.
    (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

                1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
                 $75         $233         $406         $906

FROST LOW DURATION MUNICIPAL BOND FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Low Duration Municipal Bond Fund (the "Fund") seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets, at the time of initial purchase, in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax ("AMT"). These securities include securities of municipal issuers located in Texas as well as in other states, territories and possessions of the United States. This investment policy may not be changed without shareholder approval.

    The Fund primarily invests in securities that are of investment grade (rated in one of the four highest rating categories). The Fund may invest more than 25% of its total assets in bonds of issuers in Texas. The Adviser actively manages the portfolio, as well as the maturity of the Fund, and purchases securities which will, on average, mature in less than five years. The Fund tends to have an average duration within plus or minus one year of the Barclays Capital Three-Year Municipal Bond Index. The Fund seeks to maintain a low duration, but may lengthen or shorten its duration within its target range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

    The Adviser, in constructing and maintaining the Fund's portfolio, employs the following four primary strategies to varying degrees depending on its views of economic growth prospects, interest rate predictions and relative value assessments: interest rate positioning based on duration and yield curve positioning; asset category allocations; credit sector allocations relating to security ratings by the national ratings agencies; and individual security selection. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    MUNICIPAL ISSUERS RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    STATE-SPECIFIC RISK -- The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

    Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

    High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


                  (0.44)%      1.69%      3.35%      3.55%
                   2005        2006       2007       2008


                   BEST QUARTER            WORST QUARTER
                      2.19%                  (1.19)%
                   (12/31/08)              (03/31/05)


    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 3.56% .

AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. MUNICIPAL SECURITIES INDEX.

                                                                          1 Year     Since Inception(2)
    ---------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                               3.55%            1.86%
    ---------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                             N/A              N/A
    ---------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)     N/A              N/A
    ---------------------------------------------------------------------------------------------------
    Barclays Capital Three-Year Municipal Bond Index(4)                     5.53%           3.38%
    ---------------------------------------------------------------------------------------------------
    Merrill Lynch 1-5 Year U.S. Municipal Securities Index Return
      (reflects no deduction for fees, expenses, or taxes)                  5.65%           3.58%
    ---------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Inception Date is August 31, 2004.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.
    (4) The Fund has changed its primary benchmark from the Merrill Lynch 1-5 Year U.S. Municipal Securities Index ("former primary benchmark") to the Barclays Capital Three-Year Municipal Bond Index because it is anticipated that the former primary benchmark will cease to be available.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. To be included in the index, bonds must: (i) have a minimum credit rating of Baa; (ii) have an outstanding par value of at least $5 million; (iii) be issued as part of a transaction of at least $50 million; (iv) have a dated-date after December 31, 1990; and (v) be at least one year from their marurity date. The Merrill Lynch 1-5 Year U.S. Municipal Securities Index is a subset of The Merrill Lynch U.S. Municipal Securities Index including all securities with a maturity greater than or equal to 1 year and less than 5 years. The Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by a U.S. municipality in the U.S. domestic market.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable) (1)                          None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.50%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                          0.31%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.02%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                               0.83%
    ------------------------------------------------------------------------------------------

    (1) The actual Total Annual Fund Operating Expenses for Institutional Class Shares are less than the amount shown above because the Adviser has vol-untarily agreed to reduce its Investment Advisory Fees by 0.20%. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reim- burse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.15% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Operating Expenses, after reductions, were 0.63%. The Adviser may discontinue all or part of these fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.15% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to its voluntary agreement to reduce its fee by 0.20%.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

               1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                $85          $265         $460        $1,025

FROST KEMPNER TREASURY AND INCOME FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost Kempner Treasury and Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in full faith and credit U.S. Treasury obligations. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the Fund's sub-adviser, Kempner Capital Management, Inc. ("KCM"), tries to increase income without adding undue risk by analyzing yields. The Fund's investments include Treasury bonds, Treasury notes, Treasury Inflated Protection Securities and short-term U.S. government money market funds. In evaluating a security for the Fund's portfolio, KCM considers, among other factors, the security's interest rate, yield and maturity. KCM actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and KCM's outlook on the market.

    The Fund may invest in full faith and credit money market instruments. The percentage of the Fund invested in such holdings varies depending on various factors, including market conditions. Consistent with preservation of capital, a larger percentage of the Fund's net assets may be invested in cash or money market instruments in order to provide capital and reduce the magnitude of loss in a period of falling market prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

    INTEREST RATE RISK -- As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

    The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

    Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

    CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

    Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by KCM (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


                            7.73%               2.54%
                            2007                2008


                  BEST QUARTER              WORST QUARTER
                     3.68%                     (1.02)%
                  (09/30/07)                 (09/30/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 5.37% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is November 30, 2006 ("Performance Start Date").


AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE BARCLAYS CAPITAL TREASURY BOND INDEX.

                                                                                                              Performance Start
                                                                                                     1 Year      Since Date(2)
    ---------------------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                                          2.54%        4.03%
    ---------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                                        N/A          N/A
    ---------------------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)                                N/A          N/A
    ---------------------------------------------------------------------------------------------------------------------------
    Barclays Capital Treasury Bond Index Return (reflects no deduction for fees,
      expenses, or taxes)                                                                            13.74%       10.43%
    ---------------------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is November 30, 2006.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Barclays Capital Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations. It includes only notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Flower bonds are excluded. Total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    Institutional Class Shares
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
      offering price)                                                                         None
    ----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 None
    ----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
      Distributions (as a percentage of offering price) None
    ----------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                     None
    ----------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                    Institutional Class Shares
    ------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                0.35%
    ------------------------------------------------------------------------------------------
    Other Expenses                                                          0.35%
    ------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                         0.06%
    ------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                               0.76%
    ------------------------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior reductions or reimbursements made during the preced- ing three-year period.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                  1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                   $78        $243        $422        $942

FROST LKCM MULTI-CAP EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost LKCM Multi-Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of all market capitalizations.

    The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings, above-average returns on shareholders' equity, underleveraged balanced sheets and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

      o Consistently high profitability;

      o Strong balance sheets;

      o Competitive advantages;

      o High and/or improving financial returns;

      o Free cash flow;

      o Reinvestment opportunities; and

      o Prominent market share positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The Fund commenced operations after succeeding to the assets and operations of a common trust fund that was managed by The Frost National Bank and sub-advised by LKCM (the "Predecessor Fund"). The performance shown below is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.(1)

    This bar chart shows changes in the performance of the Fund's Institutional Class Shares from calendar year to calendar year.


                              [BAR GRAPH OMITTED]


        23.35%     3.93%     3.36%    10.84%     6.94%     (34.88)%
        2003       2004      2005     2006       2007       2008


                     BEST QUARTER              WORST QUARTER
                        13.42%                    (22.11)%
                     (06/30/03)                   (12/31/08)

    The performance information shown above is based on a calendar year. The Fund's performance for Institutional Class Shares from 1/1/09 to 9/30/09 was 25.63% .

    (1) The Predecessor Fund commenced operations prior to the periods shown. However, the earliest date for which the Predecessor Fund's performance can be calculated applying the relevant performance standards is July 31, 2002 ("Performance Start Date").


AVERAGE ANNUAL TOTAL RETURNS(1)

    THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500 INDEX.

                                                                                                   Since Performance
                                                                              1 Year     5 Years     Start Date(2)
    ----------------------------------------------------------------------------------------------------------------
    Fund Return Before Taxes                                                  (34.88)%    (3.68)%      (0.15)%
    ----------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions(3)                                  N/A        N/A          N/A
    ----------------------------------------------------------------------------------------------------------------
    Fund Return After Taxes on Distributions and Sale of Fund Shares(3)          N/A        N/A          N/A
    ----------------------------------------------------------------------------------------------------------------
    S&P 500 Index Return (reflects no deduction for fees, expenses,
       or taxes)                                                               (37.00)%    (2.19)%       1.79%
    ----------------------------------------------------------------------------------------------------------------

    (1) The performance information shown is based on the performance of the Predecessor Fund for periods prior to April 25, 2008 and has been adjusted to reflect expenses of the Institutional Class Shares.
    (2) The Performance Start Date is July 31, 2002.
    (3) After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                                       0.75%
    -----------------------------------------------------------------------------------------------------------------
    Other Expenses(1)                                                                              0.62%
    -----------------------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(2,3)                                                      1.37%
    -----------------------------------------------------------------------------------------------------------------

    (1) Other Expenses include acquired fund fees and expenses of less than 0.01%.
    (2) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired Fund fees and expenses and extraordinary expenses) from exceeding 1.35% of the Fund's Institutional Class Shares' average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.35% to recapture all or a portion of its prior reductions or reimbursements made during the preced- ing three-year period.
    (3) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

                  1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
                  $139        $434        $750       $1,646

FROST LKCM SMALL-MID CAP EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The Frost LKCM Small-Mid Cap Equity Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-capitalization companies to be those companies with total market capitalizations between $1 billion and $7 billion at the time of initial purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants.

    The Fund intends to invest in companies that the Fund's sub-adviser, Luther King Capital Management Corporation ("LKCM"), believes are likely to have above-average growth in revenue, above-average earnings and/or the potential for above-average capital appreciation. In selecting investments for the Fund, LKCM performs analyses of financial and fundamental criteria to identify high-quality companies, focusing on the following characteristics:

      o Consistently high profitability;

      o Strong balance sheets;

      o Competitive advantages;

      o High and/or improving financial returns;

      o Free cash flow;

      o Reinvestment opportunities; and

      o Prominent market share positions.

    The Fund does not sell stocks simply because they are no longer within LKCM's capitalization range used for the initial purchase.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The Fund commenced operations on April 25, 2008, and therefore, does not have performance history for a full calendar year.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           Institutional Class Shares
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
    -----------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
      (as a percentage of offering price)                                                           None
    -----------------------------------------------------------------------------------------------------------------
    Redemption Fee (as a percentage of amount redeemed, if applicable)(1)                           None
    -----------------------------------------------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $15 fee.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                           Institutional Class Shares
    -------------------------------------------------------------------------------------------------
    Investment Advisory Fees                                                        0.90%
    -------------------------------------------------------------------------------------------------
    Other Expenses                                                                  0.73%
    -------------------------------------------------------------------------------------------------
    Acquired Fund Fees and Expenses                                                 0.02%
    -------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(1,2)                                       1.65%
    -------------------------------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding inter- est, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.55% of the Fund's Institutional Class Shares' average daily net assets. Consequently, Total Annual Fund Operating Expenses, after reductions, were 1.57%. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.55% to recap- ture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.
    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about these Investment Advisory fees, see "Investment Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


              1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
              $168         $520         $897        $1,955

MORE INFORMATION ABOUT RISK

    The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Funds have investment goals and strategies for reaching these goals. The Funds' investment managers invest each Fund's assets in a way that they believe will help each Fund achieve its goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

    EQUITY RISK -- Equity securities in which the Funds invest include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and REITs, as well as shares of ETFs that attempt to track the price movement of equity indices, and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

    FIXED INCOME RISK -- The market value of the Funds' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

    FOREIGN SECURITY RISK -- The Funds' investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

    The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Funds' investment managers believe that the risk of loss outweighs the opportunity for the Fund to achieve its investment objective.

    This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

    A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor Tower, San Antonio, Texas, 78205. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of September 30, 2009, the Adviser had approximately $6.6 billion in assets under management.

    The Adviser oversees the sub-advisers to the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Fund (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") to ensure their compliance with the investment policies and guidelines of these Funds, and monitors each Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Funds. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For its services under the Sub-Advisory Agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below ("Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the Expense Limitation set forth below to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Adviser's Voluntary Fee Reduction, the rate of the Adviser's Voluntary Fee Reduction, the investment advisory fee after the Voluntary Fee Reduction and the Adviser's voluntary Expense Limitation for each Fund, and the amount of advisory fees paid to the Adviser as a percentage of daily net assets for the fiscal year ending July 31, 2009.

                                            Advisory Fee         Adviser's       Advisory Fee
                                         Before Voluntary       Voluntary      After Voluntary        Expense        Advisory
Fund                                      Fee Reduction       Fee Reduction      Fee Reduction       Limitation      Fees Paid
------------------------------------------------------------------------------------------------------------------------------
Frost Core Growth Equity Fund                  0.80%               0.15%             0.65%             1.25%           0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Dividend Value Equity Fund               0.80%               0.15%             0.65%             1.25%           0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Strategic Balanced Fund                  0.70%               0.05%             0.65%             1.35%           0.65%
------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep
  Value Equity Fund                            0.59%               None              0.59%             1.05%           0.59%
------------------------------------------------------------------------------------------------------------------------------
Frost Hoover Small-Mid Cap Equity Fund    1.00% for assets         None         1.00% for assets       1.55%           1.00%
                                         up to $100 million                    up to $100 million
                                          0.85% for assets                      0.85% for assets
                                         over $100 million                      over $100 million
------------------------------------------------------------------------------------------------------------------------------
Frost International Equity Fund           0.95% for assets         None         0.95% for assets       1.45%           0.94%
                                         up to $150 million                    up to $150 million
                                          0.90% for assets                      0.90% for assets
                                         over $150 million                      over $150 million
------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                   0.50%               0.20%(1)          0.30%             0.95%           0.30%
------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                   0.50%               0.10%(1)          0.40%             0.95%           0.40%
------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                      0.50%               0.10%             0.40%             1.05%           0.40%
------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Municipal Bond Fund         0.50%               0.20%             0.30%             1.15%           0.30%
------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund         0.35%               None              0.35%             1.05%           0.35%
------------------------------------------------------------------------------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund               0.75%               None              0.75%             1.35%           0.75%
------------------------------------------------------------------------------------------------------------------------------
Frost LKCM Small-Mid Cap Equity Fund           0.90%               None              0.90%             1.55%           0.82%
------------------------------------------------------------------------------------------------------------------------------

    (1) Effective November 30, 2009, the Adviser has voluntarily agreed to reduce its Investment Advisory Fees by 0.15%.


PORTFOLIO MANAGERS

    John Lutz, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Lutz joined The Frost National Bank, the parent company of the Adviser, in 1995 and has over 8 years of investment experience. He received a bachelor's degree in business administration from Texas A&M University and a master's degree in business administration from Our Lady of the Lake University.

    Alan Tarver, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Tarver joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 13 years of investment experience. He received a bachelor of arts degree in economics from the University of Texas at Austin, a master's of international management from Thunderbird and a master's of business administration in finance from Arizona State University.

    Steve Coker is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund. Mr. Coker joined Frost Investment Advisors in 2008 and has over 12 years of experience in investment management. Prior to joining Frost, he worked for the Principal Financial Group in Seattle and Trusco Capital Management in Atlanta. He earned a bachelor's degree in Management from Georgia Tech and an MBA in Finance from Indiana University. Mr. Coker is a holder of the right to use the Chartered Financial Analyst (CFA([R])) designation and is a member of the CFA Institute.

    C. Murray Fichtner is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Fichtner joined The Frost National Bank, the parent company of the Adviser, in 1967 and has over 23 years of investment experience. He received a bachelor's of business administration degree from Texas A&M University.

    Michael R. Brell, CFA, is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Brell joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 16 years of investment experience. He received a bachelor's of arts degree with honors in international relations and a master's degree in business administration from St. Mary's University.

    Ted Harper is jointly and primarily responsible for the day-to-day management of the Frost Dividend Value Equity Fund. Mr. Harper joined The Frost National Bank, the parent company of the Adviser, in 2000 and has over 11 years of investment experience. He received a bachelor's degree in political science and economics from the University of Arizona.

    Tom L. Stringfellow, CFA, CPA, is jointly and primarily responsible for the day-to-day management of the Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund and the Frost Strategic Balanced Fund. Mr. Stringfellow joined The Frost National Bank, the parent company of the Adviser, in 1980 and has over

    28 years of investment experience. He received a bachelor's of arts degree in business administration from Southwest Texas State University and a master's degree in economics from St. Mary's University, and also a master's degree in business administration from Texas A&M University.

    Jeffery Elswick is jointly and primarily responsible for the day-to-day management of the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, and the Frost Strategic Balanced Fund. Mr. Elswick joined The Frost National Bank, the parent company of the Adviser, in 2006 and has over 14 years of investment experience. Prior to joining The Frost National Bank, Mr. Elswick served as a fixed income portfolio manager, analyst and trader at Capital One Financial Corporation from 2000 to 2006. He received a master of science in finance degree and a bachelor's of business administration degree from Texas A&M University.

    Brad Thompson, CFA is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Thompson joined The Frost National Bank, the parent company of the Adviser, in 2002 and has over 17 years of investment experience. Prior to joining The Frost National Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA([R])) designation and is a member of the CFA Institute.

    Justin Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Strategic Balanced Fund. Mr. Hopkins joined The Frost National Bank, the parent company of the Adviser, in 2007 and has over 4 years of investment experience. Prior to joining The Frost National Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at The Frost National Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.

SUB-ADVISERS
--------------------------------------------------------------------------------

    The Sub-Advisers for the Frost International Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost Kempner Treasury and Income Fund, the Frost Luther LKCM Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are responsible for the day-to-day management of these Funds, subject to the general supervision of the Board and the Adviser and in accordance with the investment objectives, policies and restrictions of the Funds.

o FROST INTERNATIONAL EQUITY FUND

    Thornburg Investment Management, Inc., a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501-2046. As of September 30, 2009, Thornburg had approximately $47.8 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

    William Fries, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Fries joined Thornburg in 1995 and has over 40 years of investment experience. He received a BS in Finance from the Pennsylvania State University and an MBA from Temple University.

    Lei Wang, CFA, is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Mr. Wang joined Thornburg in 2004 and has over 10 years of investment experience. Prior to joining Thornburg, Mr. Wang served as an associate at Enso Capital from 2002 to 2004 and as an associate at Deutsche Bank Alex Brown Inc. from 2001 to 2002. He received an MA from East China Normal University and an MBA from New York University.

    Wendy Trevisani is jointly and primarily responsible for the day-to-day management of the Frost International Equity Fund. Ms. Trevisani joined Thornburg in 1999 and has over 14 years of investment experience. She received a BA from Bucknell University and an MBA from Columbia University.

o FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND

    Kempner Capital Management, Inc., a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor, FNB Building Galveston, Texas 77550-1503. As of September 30, 2009, KCM had approximately $411.2 million in assets under management. KCM is responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund's and the Frost Kempner Treasury and Income Fund's investments.

    Harris L. Kempner, Jr. is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Kempner has been KCM's President since the firm's inception in 1982. He was President of U.S. National Bancshares and Chief Investment Officer for Frost Bank of Galveston (formerly United States National Bank) from 1969-1982. He received a BA from Harvard University in 1961 and an MBA from Stanford University in 1963.

    R. Patrick Rowles is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Rowles joined KCM as Executive Vice President in 1987. He has over 31 years of experience in the investment banking and investment advisory industry and was President of R. Patrick Rowles & Company from 1981-1987. He received a BBA from the University of Texas at Austin in 1961.

    M. Shawn Gault is jointly and primarily responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. Mr. Gault is a Vice President and joined KCM in January 2001. He received an MBA from the University of Houston in 2000.

o FROST HOOVER SMALL-MID CAP EQUITY FUND

    Hoover Investment Management Co., LLC, a Delaware limited liability company established in 1997, serves as the sub-adviser to the Frost Hoover Small-Mid Cap Equity Fund. Hoover's principal place of business is located at 600 California Street, Suite 550, San Francisco, California 94108-2704. As of September 30, 2009, Hoover had approximately $1.2 billion in assets under management. Hoover is responsible for the day-to-day management of the Frost Hoover Small-Mid Cap Equity Fund's investments.

    Irene G. Hoover, CFA, is primarily responsible for the management of the Frost Hoover Small-Mid Cap Equity Fund. She is the Chief Investment Officer and Senior Portfolio Manager of Hoover Investment Management and has over 31 years of investment experience. Ms. Hoover is the managing member of Hoover Investment Management and has been with the firm since its inception in 1997. Ms. Hoover holds a BA from Stanford University and an MA from Northwestern University.

o FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY FUND

    Luther King Capital Management Corporation, a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Luther King Capital Management's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of September 30, 2009, LKCM had approximately $6.7 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and the Frost LKCM Small-Mid Cap Equity Fund's investments.

    J. Luther King, Jr. is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. King has been President, Principal, and Portfolio Manager of Luther King Capital Management Corporation since 1979.

    Steven R. Purvis is jointly and primarily responsible for the day-to-day management of the Frost LKCM Small-Mid Cap Equity Fund. Mr. Purvis has been a Portfolio Manager of Luther King Capital Management Corporation since 1996 and a Principal of the firm since 2003.

    Paul W. Greenwell is jointly and primarily responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. Mr. Greenwell has been a Portfolio Manager of Luther King Capital Management Corporation since 1983 and a Principal of the firm since 1986.

ADDITIONAL INFORMATION

    A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser and the sub-advisory contracts between the Adviser and each Sub-Adviser can be found in the Funds' Annual Report to Shareholders dated July 31, 2008.

    The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Funds.

    Institutional Class Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

    All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

    The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

    The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

    You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

    REGULAR MAIL ADDRESS
    Frost Funds
    P.O. Box 219009
    Kansas City, MO 64121

    EXPRESS MAIL ADDRESS
    Frost Funds
    c/o DST Systems
    430 West 7th Street
    Kansas City, MO 64105

BY WIRE

    To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

    WIRING INSTRUCTIONS
    UMB Bank, N.A.
    ABA # 101000695
    Frost Funds
    DDA Acct. # 9871063178
    Ref: Fund name/account number/account name

MINIMUM INVESTMENTS

    You can open an account with a Fund with a minimum initial investment of $1,000,000 for Institutional Class Shares. Each Fund reserves the right to waive the minimum initial investment amount in its sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

    To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address:
    Frost Funds, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

      o The Fund name;

      o The account number;

      o The dollar amount or number of shares you wish to redeem;

      o The account name(s); and

      o The address to which redemption (sale) proceeds should be sent.

    All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

    If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE

    You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

EXCHANGING SHARES

    At no charge, you may exchange Institutional Class Shares of a Fund for Institutional Class Shares of another Fund in the Frost Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

    The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

    You may buy or sell shares of a Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, a Fund must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

    The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of

    Trustees. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

    In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to buy or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or sale transactions effectuated through certain financial intermediaries and authorized institutions.

PAYMENT OF REDEMPTION PROCEEDS

    Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

IN-KIND TRANSACTIONS

    Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your Frost International Equity Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

    The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

    The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

    The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of tax-able gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities.

    In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

    For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

      o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or dis- ruptive to the Fund.

      o The Frost International Equity Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 calendar days (subject to certain exceptions as discussed in "Redemption Fee").

      o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason with- out prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

    The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

    In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Frost International Equity Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.

    The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

    The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 30 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

    What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Funds are required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

    However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    Normally, the Frost Core Growth Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost International Equity Fund, the Frost LKCM Multi-Cap Equity Fund, the Frost LKCM Small-Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. Normally, the Frost Dividend Value Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost

    Kempner Multi-Cap Deep Value Equity Fund, and the Frost Strategic Balanced Fund each distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

    Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

    Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Distributions from the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and Frost Low Duration Municipal Bond Fund are not expected to qualify for the reduced tax rates on qualified dividend income. The Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund are each expected to make primarily ordinary income distributions. Because the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund invest primarily in municipal bonds, the dividends you receive from these Funds will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Although the Frost Municipal Bond Fund and Frost Low Duration Municipal Bond Fund do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

    Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

    Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

    To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

    The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP whose report, and each Fund's financial statements, are included in the Funds' Annual Report. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-71-FROST.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,



                                        Net
                                   Realized and
         Net Asset        Net        Unrealized                   Dividends   Distributions
           Value,     Investment  Gains (Losses) on     Total      from Net       from          Total      Net Asset
         Beginning       Income    Investments and       from     Investment    Realized     Dividends &   Value, End
         of Period     (Loss)(1)  Foreign Currency    Operations    Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.34         $0.03         $(1.74)         $(1.71)      $(0.02)     $  --         $(0.02)         $7.61
2008 (a)   10.00          0.00^         (0.66)          (0.66)         --          --             --           9.34
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.20         $0.21         $(1.61)         $(1.40)      $(0.21)    $(0.15)        $(0.36)         $7.44
2008(a)    10.00          0.07          (0.80)          (0.73)       (0.07)       --           (0.07)          9.20
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
INSTITUTIONAL CLASS
2009      $ 9.76         $0.32         $(1.11)         $(0.79)      $(0.30)    $   --         $(0.30)         $8.67
2008(b)    10.00          0.01          (0.23)          (0.22)       (0.02)        --          (0.02)          9.76
-----------------------------------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.08         $0.20         $(1.73)         $(1.53)      $(0.21)    $(0.14)        $(0.35)         $7.20
2008 (a)   10.00          0.05          (0.92)          (0.87)       (0.05)        --          (0.05)          9.08
-----------------------------------------------------------------------------------------------------------------------
HOOVER SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.61        $(0.02)        $(2.58)         $(2.60)       $  --     $(0.07)        $(0.07)         $6.94
2008(a)    10.00         (0.01)         (0.38)          (0.39)          --         --             --           9.61



                                                    Ratio of
                                                    Expenses
                                                   to Average
                                                   Net Assets     Ratio of Net
                                      Ratio of     (Excluding      Investment
                      Net Assets,     Expenses       Waivers      Income (Loss)  Portfolio
           Total     End of Period   to Average   and Fees Paid    to Average    Turnover
          Return+        (000)       Net Assets    Indirectly)     Net Assets     Rate
------------------------------------------------------------------------------------------
CORE GROWTH EQUITY FUND
INSTITUTIONAL CLASS
2009      (18.28)%     $188,920         0.85%         1.00%           0.38%        72%
2008 (a)   (6.60)++     211,065         0.86*         1.01*           0.21*         5**
------------------------------------------------------------------------------------------
DIVIDEND VALUE EQUITY FUND
INSTITUTIONAL CLASS
2009      (14.76)%++   $157,923         0.86%         1.01%           2.96%        65%
2008(a)    (7.28)%      146,164         0.88*         1.03*           2.91*        34**
------------------------------------------------------------------------------------------
STRATEGIC BALANCED FUND
INSTITUTIONAL CLASS
2009       (7.66)%++    $12,038         1.18%         1.23%           3.94%        33%
2008(b)    (2.25)++      23,960         1.35*         1.79*           1.05*         9**
------------------------------------------------------------------------------------------
KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
INSTITUTIONAL CLASS
2009      (16.33)%     $119,227         0.81%         0.81%           3.02%        12%
2008 (a)   (8.69)       153,539         0.82*         0.82*           2.20*        11**
------------------------------------------------------------------------------------------
HOOVER SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      (26.94)%     $ 80,026         1.25%         1.25%          (0.27)%      273%
2008(a)    (3.90)        64,577         1.33*         1.33*          (0.26)*      110**

*    ANNUALIZED.
**   NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.
^    AMOUNT REPRESENTS LESS THAN $0.01.
(A) COMMENCED OPERATIONS ON APRIL 25, 2008. (B) COMMENCED OPERATIONS ON JUNE 30, 2008.
(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

                                        Net
                                   Realized and
         Net Asset        Net        Unrealized                   Dividends   Distributions
           Value,     Investment  Gains (Losses) on     Total      from Net       from          Total      Net Asset
         Beginning       Income    Investments and       from     Investment    Realized     Dividends &   Value, End
         of Period     (Loss)(1)  Foreign Currency    Operations    Income       Gains     Distributions   of Period
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.01        $ 0.08         $(1.71)          $(1.63)     $(0.20)       $ --        $(0.20)       $   7.18
2008 (a)   10.00          0.06          (1.05)           (0.99)         --          --            --            9.01
------------------------------------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
INSTITUTIONAL CLASS
2009      $10.01        $ 0.47         $ 0.30           $ 0.77      $(0.46)     $(0.00)^      $(0.46)         $10.32
2008 (a)   10.00          0.10           0.01             0.11       (0.10)       --           (0.10)          10.01
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS
2009       $9.89        $ 0.58         $ 0.28           $ 0.86      $(0.56)     $(0.02)       $(0.58)         $10.17
2008 (a)   10.00          0.13          (0.11)            0.02       (0.13)         --         (0.13)           9.89
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2009      $ 9.94        $ 0.34         $ 0.34           $ 0.68      $(0.34)     $(0.00)^      $(0.34)         $10.28
2008 (a)   10.00          0.09          (0.07)            0.02       (0.08)       --           (0.08)           9.94
------------------------------------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2009      $10.00        $ 0.23         $ 0.22           $ 0.45      $(0.23)     $   --        $(0.23)         $10.22
2008 (a)   10.00          0.06           0.00^            0.06       (0.06)         --         (0.06)          10.00
------------------------------------------------------------------------------------------------------------------------
KEMPNER TREASURY AND INCOME FUND
INSTITUTIONAL CLASS
2009      $ 9.94        $ 0.01         $ 0.33           $ 0.34      $(0.10)     $(0.04)       $(0.14)         $10.14
2008 (a)   10.00          0.12          (0.06)            0.06       (0.12)         --         (0.12)           9.94
------------------------------------------------------------------------------------------------------------------------
LKCM MULTI-CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.32        $ 0.04         $(1.47)          $(1.43)     $(0.02)     $(0.81)       $(0.83)       $   7.06
2008 (a)   10.00          0.01          (0.69)           (0.68)         --          --            --            9.32
------------------------------------------------------------------------------------------------------------------------
LKCM SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      $ 9.57        $(0.03)        $(2.41)          $(2.44)     $   --      $   --        $   --        $   7.13
2008 (a )  10.00         (0.01)         (0.42)           (0.43)         --          --            --            9.57



                                                    Ratio of
                                                    Expenses
                                                   to Average
                                                   Net Assets     Ratio of Net
                                      Ratio of     (Excluding      Investment
                      Net Assets,     Expenses       Waivers      Income (Loss)  Portfolio
           Total     End of Period   to Average   and Fees Paid    to Average    Turnover
          Return+        (000)       Net Assets    Indirectly)     Net Assets     Rate
------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS
2009      (17.51)%     $182,004         1.21%         1.21%           1.27%         51%
2008 (a)   (9.90)       230,394         1.19*         1.19*           2.25*         16**
------------------------------------------------------------------------------------------
LOW DURATION BOND FUND
INSTITUTIONAL CLASS
2009        8.00%++    $103,107         0.52%         0.72%           4.77%         56%
2008 (a)    1.12++      118,107         0.56*         0.76*           3.88*          8**
------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS
2009        9.08%++    $238,649         0.59%         0.69%           5.97%         67%
2008 (a)    0.15++      199,384         0.62*         0.72*           4.78*         12**
------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2009        6.99%++    $141,775         0.62%         0.72%           3.39%         14%
2008 (a)    0.24++      124,174         0.67*         0.77*           3.20*          3**
------------------------------------------------------------------------------------------
LOW DURATION MUNICIPAL BOND FUND
INSTITUTIONAL CLASS
2009        4.51%++    $ 54,257         0.61%         0.81%           2.26%         27%
2008 (a)    0.57++       48,699         0.72*         0.92*           2.18*         10**
------------------------------------------------------------------------------------------
KEMPNER TREASURY AND INCOME FUND
INSTITUTIONAL CLASS
2009        3.50%      $ 26,128         0.70%         0.70%           0.12%        114%
2008 (a)    0.59         21,852         1.00*         1.00*           4.42*          0**
------------------------------------------------------------------------------------------
LKCM MULTI-CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      (13.43)%++    $ 9,807         1.35%         1.36%           0.62%         34%
2008 (a)   (6.80)        17,389         1.35*         1.46*           0.46*         23**
------------------------------------------------------------------------------------------
LKCM SMALL-MID CAP EQUITY FUND
INSTITUTIONAL CLASS
2009      (25.50)%++   $ 10,778         1.55%         1.63%          (0.42)%        88%
2008 (a    (4.30)++      10,984         1.55*         2.13*          (0.19)*        27**

*    ANNUALIZED.
**   NOT ANNUALIZED.
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.
++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISOR DURING THE PERIOD.
^    AMOUNT REPRESENTS LESS THAN $0.01.
(A)  COMMENCED OPERATIONS ON APRIL 25, 2008.
(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                 THE ADVISORS' INNER CIRCLE FUND II
                                  FROST FUNDS

INVESTMENT ADVISER
Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor Tower
San Antonio, Texas 78205-1414

SUB-ADVISERS
Thornburg Investment Management, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501-2046

Kempner Capital Management, Inc.
2201 Market Street, 12th Floor FNB Building
Galveston, Texas 77550-1503

Hoover Investment Management Co., LLC
600 California Street, Suite 550
San Francisco, California 94108-2704

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4140

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION (PLEASE NOTE THAT THE FUNDS DO NOT HAVE A WEBSITE):

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)

BY MAIL:      Frost Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009


FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 FIA-PS-001-0300

                       THE ADVISORS' INNER CIRCLE FUND II


                               [GRAPHIC OMITTED]
                               -----------------
                               GRT VALUE FUND




                                                              PROSPECTUS
GRT VALUE FUND ADVISOR CLASS SHARES                           NOVEMBER 30, 2009


INVESTMENT ADVISER:
GRT CAPITAL PARTNERS, L.L.C.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

The GRT Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Advisor Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:




                                                       PAGE
FUND INVESTMENT OBJECTIVE                                 1
PRINCIPAL INVESTMENT STRATEGIES                           1
PRINCIPAL RISKS OF INVESTING IN THE FUND                  2
PERFORMANCE INFORMATION                                   4
FUND FEES AND EXPENSES                                    4
MORE INFORMATION ABOUT RISK                               6
MORE INFORMATION ABOUT FUND INVESTMENTS                   8
INFORMATION ABOUT PORTFOLIO HOLDINGS                      8
INVESTMENT ADVISER                                        8
PORTFOLIO MANAGERS                                        9
HISTORICAL PERFORMANCE DATA OF THE ADVISER               11
PURCHASING AND SELLING FUND SHARES                       12
DISTRIBUTION OF FUND SHARES                              19
SHAREHOLDER SERVICING ARRANGEMENTS                       19
PAYMENTS TO FINANCIAL INTERMEDIARIES                     20
OTHER POLICIES                                           21
DIVIDENDS AND DISTRIBUTIONS                              25
TAXES                                                    25
FINANCIAL HIGHLIGHTS                                     27
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND BACKCOVER

GRT VALUE FUND

FUND INVESTMENT OBJECTIVE

     The GRT Value Fund (the "Fund") seeks capital appreciation. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in publicly traded equity securities of companies that GRT Capital Partners, L.L.C. (the "Adviser") believes are selling at a market price below their true value and offer the potential to increase in value. These might include companies that are out of favor or overlooked by analysts for a number of reasons. The Adviser looks for companies that appear likely to come back in favor due to factors such as good prospective earnings, strong management teams, new products and services, or some unique circumstance. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser expects that the Fund's investments in foreign companies will represent less than 10% of the Fund's assets under normal market conditions.

     The Fund may invest in companies of any size, ranging from large to small capitalizations, although the Adviser expects to focus on small capitalization companies. The Fund uses the Russell 2000 Index as a guide to the size of small capitalization companies at the time of an investment. The size range of companies in the Russell 2000 index can vary widely over time. As of October 27, 2009, for example, the companies ranged in size from $3.2 billion to $7.6 million in market capitalization, with an average of $448 million. The Adviser will not necessarily sell a security that has appreciated outside of the range of the Russell 2000 Index.

     The Adviser employs a "farm team" investment process. In this approach, positions often begin relatively small and increase in size as the Adviser's confidence grows and the original investment thesis is confirmed. In addition, the Adviser may trade around a position to take advantage of volatility in the markets and short-term trading opportunities for names that do not fall under the "farm team" approach.

     The Adviser may also create multiple categories of investments as a way to obtain overall portfolio diversification, in addition to traditional sector diversification. For example, portfolio companies can be divided into to following categories, among others:

     TURNAROUND COMPANIES -- Turnaround companies are those that have declined in value for business or market reasons, but which may be able to make a turnaround because of, for instance, a renewed focus on operations and the sale of assets to help reduce debt.

     DEEP VALUE COMPANIES -- Deep value companies are those that appear inexpensive relative to the value of their assets, the book value of their stock and the earning potential of their business.

     POST-BANKRUPTCY COMPANIES -- Post-bankruptcy companies are those which have emerged from bankruptcy reorganization as a public entity and are not followed widely, and, because of the taint of bankruptcy, may be undervalued.

     By organizing stocks in a number of categories, the Adviser believes it can focus on the most relevant factors pertaining to a given company. In addition, the Adviser may develop computerized monitoring systems which help identify particular companies within a category that may warrant further trading attention because of their market action or because of changes in their financial results.

     Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders' investments in the Fund are set forth below.

     EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of a variety of factors. If the Adviser's assessment of a company's value or prospects is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can comtinue to be undervalued by the market for long periods of time. For example, the Fund may have investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies or similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which the business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument relating to such distribution. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

     SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

PERFORMANCE INFORMATION

     The Fund does not yet show performance information because it commenced operations on May 1, 2008. The Adviser also manages other accounts with substantially similar investment objectives and policies as those of the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions (as a percentage of offering price)         None
Redemption Fee (as a percentage of amount redeemed, if applicable)(1) 2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



                                          Advisor Class Shares
----------------------------------------- --------------------
Investment Advisory Fees                         0.95%
----------------------------------------- --------------------
Distribution (12b-1) Fees                        0.25%
----------------------------------------- --------------------
Other Expenses                                  21.75%
----------------------------------------- --------------------
Acquired Fund Fees and Expenses(2)               0.04%
----------------------------------------- --------------------
Total Annual Fund Operating Expenses(2,3)       22.99%
----------------------------------------- --------------------


(1) Redemption fee is assessed on redemptions of shares that have been held for less than 14 days. In addition, proceeds wired to your bank account may be subject to a $10 fee.
(2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(3) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating
Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual
Fund Operating Expenses and 1.30% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period.

     For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:




             1 Year          3 Years          5 Years          10 Years
     --------------------------------------------------------------------------
             $2,092          $5,215           $7,316           $10,029

MORE INFORMATION ABOUT RISK

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the value of the securities the Fund holds. Securities prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK -- Equity securities in which the Fund invests include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN SECURITY RISK -- The Fund's investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents, exchange traded funds ("ETFs"), and relatively larger market capitalization companies, that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for the Fund to achieve its investment objective.

     This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

PORTFOLIO TURNOVER

     The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER

     GRT Capital Partners, L.L.C., a Delaware limited liability company formed in 2001, serves as the investment adviser to the Fund. The Adviser was formed by Gregory B. Fraser, Rudolph K. Kluiber and Timothy A. Krochuk, who have substantial experience in investment management, including the management of mutual funds. The Adviser currently provides investment management services to collective investment pools and other institutional clients. The Adviser's principal place of business is located at 50 Milk Street, 21st Floor, Boston, Massachusetts 02109. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of September 30, 2009, the Adviser had approximately $200 million in assets under management.

     For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.30% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund did not pay any advisory fees to the Adviser.

     A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated July 31, 2008.

PORTFOLIO MANAGERS

     The Fund is managed by a team of investment professionals headed by Rudolph
     K. Kluiber. Although Mr. Kluiber is primarily responsible for making investment decisions for the Fund, Gregory B. Fraser and Timothy A. Krochuk work closely with Mr. Kluiber and play an integral part in generating investment ideas and making recommendations for the Fund.

     RUDOLPH K. KLUIBER is a Managing Member of the Adviser and a Portfolio Manager. Mr. Kluiber has been with the Adviser since its inception in 2001 and is one of its founding members. He has been involved with investment management and research since September 1989. Since 1994, Mr. Kluiber has managed small cap value equity portfolios. Mr. Kluiber was the portfolio manager of the State Street Research Aurora Small Cap Value Fund from the fund's inception in 1995 until 2001. At the time of his departure from State Street Research in 2001, Mr. Kluiber managed approximately $3 billion of assets in the Aurora Fund and other accounts. From 1989 to 1994,

     Mr. Kluiber was a high yield analyst, trader and assistant portfolio manager of the State Street Research High Yield Fund. Mr. Kluiber is a Chartered Financial Analyst ("CFA"). He holds an AB in geology, Cum Laude, from Harvard College (1982) and an MBA from the Anderson School of the University of California Los Angeles (1989), where he was the recipient of the prestigious Carter award honoring the top 2% of the class. Mr. Kluiber is also a director of Steinway Musical Instruments, Inc.

     GREGORY B. FRASER is a Managing Member of the Adviser and a Portfolio Manager. Mr. Fraser has been with the Adviser since its inception in 2001 and is one of its founding members. He has been involved with investment management and research since December 1986. From 1991 to 2001, Mr. Fraser was the portfolio manager of the Fidelity Diversified International Fund, which had over $6 billion in assets at the time of his departure. Prior to becoming a Portfolio Manager at Fidelity Investments, Mr. Fraser was an analyst there from 1986 to 1991, where he followed a variety of industries, including textiles and apparel manufacturers, shoe manufacturers, aerospace and defense companies, steel manufacturers, hotel and gaming companies, conglomerates, and environmental service companies. Mr. Fraser is a CFA. He holds an AB in economics, Magna Cum Laude, from Harvard College (1982), where he was elected to Phi Beta Kappa. Mr. Fraser also holds an MBA, with Distinction, from the Wharton School of the University of Pennsylvania
     (1986).

     TIMOTHY A. KROCHUK is a Managing Member of the Adviser and a Portfolio Manager. Mr. Krochuk has been with the Adviser since its inception in 2001 and is one of its founding members. He has been involved with investment management and research since 1992. From 1996 to 2001, Mr. Krochuk was the portfolio manager of the Fidelity TechnoQuant Growth Funds, which had approximately $100 million in assets at the time of his departure, and from 2000 to 2001 he was the portfolio manager of the Fidelity Small Cap Selector Fund, which had approximately $1 billion in assets at the time of his departure. From 1994 to 1996, Mr. Krochuk served as an analyst, and from 1992 to 1994 he served as an associate, at Fidelity Investments. In these roles, he used advanced quantitative techniques to study a variety of industries. Mr. Krochuk was responsible for the development, programming and implementation of investment models used in managing mutual funds. Mr. Krochuk is a CFA. He holds an AB in economics from Harvard College (1992). While at Harvard, Mr. Krochuk was also the President of TAK Programming Group Inc., a systems integration firm.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

     The following tables give the historical performance of two actual, fee-paying collective investment vehicles, and a separate account, referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the firm's assets under management. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT OR INCLUDE THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

     The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under continuous management from the inception of each account.

     The currency used to express performance in the Composite is U.S. dollars. Because of variation in total expense levels, the Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Fund. In addition, the accounts included in the Composite are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Fund may be subject to, and accordingly the performance of the Composite may be higher than for a public mutual fund managed under the same investment strategy.

     The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S VALUE COMPOSITE CHARACTERISTICS(1)
(JANUARY 1, 2004 THROUGH DECEMBER 31, 2008)




     Total Return
       (Net of
     Investment    Russell                           Total Assets of  Percent
     Management     2000       S&P 500    Number of Included Accounts of Firm
Year    Fees)      Index(2,3)  Index(3,4) Accounts  at End of Period   Assets
---- ------------ ----------- ----------- --------- ----------------- -------
2008 (34.89)%     (33.85)%    (37.00)%       3      $26,105,000       11.0%
2007   2.73%       (1.58)%     5.50%         3      $46,691,000        5.7%
2006  25.56%      18.36%      15.79%         3      $40,180,000        4.6%
2005   9.16%       4.55%       4.90%         3      $29,450,000        5.1%
2004  15.19%      18.33%      10.88%         2      $16,567,000        7.3%


(1) The calculation of returns is computed on a monthly basis starting with the commencement month for the three included accounts and returns are asset weighted. The accounts com- menced in January 2004, October 2004 and March 2005. One account terminated in February, 2009. Actual results may vary depending on level of assets and fee schedule. Performance results include any dividend and interest income and are net of management fees (1.5% annually) and other expenses.
(2) The Russell 2000 Index is a widely recognized index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000([R]) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combina- tion of their market cap and current index membership.
(3) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
(4) The S&P 500 Index is a widely-recognized index that measures the performance of 500 leading companies in leading industries of the U.S.
economy.


PURCHASING AND SELLING FUND SHARES

     This section tells you how to purchase and sell (sometimes called "redeem") Advisor Class Shares of the Fund.

     Advisor Class Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

     You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-GRT-4GRT.

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

     REGULAR MAIL ADDRESS
     GRT Value Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     GRT Value Fund
     c/o DST Systems, Inc.
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, call 1-877-GRT-4GRT for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS
     UMB Bank, N.A.
     ABA # 101000695
     GRT Value Fund
     DDA Acct. # 9871063178
     Ref: Fund number 3627/account number/account name

BY SYSTEMATIC INVESTMENT PLAN

     If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

     You may not open an account via ACH. However, once you have established an account, you can set up an systematic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at GRT Value Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: GRT Value Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with the Fund with a minimum initial investment of $2,500 for Advisor Class Shares ($500 for individual retirement accounts ("IRA"s) and $250 for Spousal IRAs). Subsequent investments must be at least $250. The Fund reserves the right to waive the minimum initial and subsequent investment amounts in its sole discretion.

FUND CODES

     The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase Advisor Class Shares, check daily net asset value per share ("NAV") or obtain additional information.




     FUND NAME      TRADING SYMBOL   CUSIP   FUND CODE
     -------------- -------------- --------- ---------
     GRT Value Fund     GRTVX      00766Y885    3627

HOW TO REDEEM FUND SHARES

BY MAIL

     To redeem shares by mail, you may contact the Fund directly at: GRT Value Fund, P.O. Box 219009 Kansas City, MO 64121-9009 (Express Mail Address: GRT Value Fund, 430 West 7th Street Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o The Fund name;
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.

     All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

     If you would like to have your sale proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-877-GRT-4GRT to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

     You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to the NAV next computed after the Fund receives and accepts your order. The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, the Fund must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early --such as on days in advance of certain holidays the Fund reserved the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

     The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

     Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to buy or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or sale transactions effectuated through certain financial intermediaries and authorized institutions.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $10 fee). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

IN-KIND TRANSACTIONS

     Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares. If your shares are redeemed for this reason within 14 days of their purchase, the redemption fee will not apply.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Advisor Class Shares that allows the Fund to pay distribution fees for the sale and distribution of its shares, and for distributor services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Advisor Class Shares is 0.25% of the Fund's average daily net assets.

SHAREHOLDER SERVICING ARRANGEMENTS

     The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

     The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

     The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Because the Fund invests in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities.

     In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its

     NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

     For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price." The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than one "round trip" into or out of the Fund within any 60-day period. If, to the knowl- edge of the Fund, a shareholder exceeds the "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.
     o A redemption fee of 2.00% of the value of the shares sold will be imposed on shares redeemed within 14 days or less after their date of purchase (subject to certain exceptions as discussed below in "Redemption Fees").

       The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

       Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. The Fund may also elect to follow the frequent trading policies of its financial intermediaries, where the policies and systems considerations make it appropriate. Please contact your financial intermediary for more information.

REDEMPTION FEE

       In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 14 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

       The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications;
       (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 14 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

       To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

       What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

       The Fund is required by law to reject your new account application if the required identifying information is not provided.

       In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

       Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

       Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

       The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

       Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

       The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

       You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

       PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

       The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-GRT-4GRT to find out when the Fund expects to make a distribution to shareholders.

       Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

       To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

       MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

       The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-877-GRT-4GRT.

FINANCIAL HIGHLIGHTS
---------------------------------------------------- -------- -----------
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                       YEAR   PERIOD
                                                      ENDED   ENDED
                                                     JULY 31, JULY 31,
                                                       2009   2008*
---------------------------------------------------- -------- -----------
Net Asset Value, Beginning
  of Period                                           $9.62     $10.00
---------------------------------------------------- -------- -----------
Income from Operations:
  Net Investment Income(1)                             0.01       0.01
  Net Realized and Unrealized Loss on Investments
      and Foreign Currency Transactions               (1.68)     (0.38)
---------------------------------------------------- -------- -----------
Total from Operations                                 (1.67)     (0.37)
---------------------------------------------------- -------- -----------
Dividends and Distributions from:
  Net Investment Income                               (0.01)     (0.01)
---------------------------------------------------- -------- -----------
  Net Asset Value, End of Period                      $7.94      $9.62
---------------------------------------------------- -------- -----------
TOTAL RETURNo                                       (17.35)%     (3.67)%
---------------------------------------------------- -------- -----------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------- -------- -----------
Net Assets, End of Period (Thousands)                $1,675     $1,732
---------------------------------------------------- -------- -----------
Ratio of Expenses to Average Net Assets
  (including waivers and reimbursements)               1.30%      1.30%**
---------------------------------------------------- -------- -----------
Ratio of Expenses to Average Net Assets
  (excluding waivers and reimbursements)              22.95%     28.03%**
---------------------------------------------------- -------- -----------
Ratio of Net Investment Income to Average Net Assets   0.14%      0.46%**
---------------------------------------------------- -------- -----------
Portfolio Turnover Rate                                  95%        4%++
---------------------------------------------------- -------- -----------


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERI- OD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
*   COMMENCED OPERATIONS ON MAY 1, 2008.
**  ANNUALIZED
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

                       THE ADVISORS' INNER CIRCLE FUND II
                                 GRT VALUE FUND

INVESTMENT ADVISER
GRT Capital Partners, L.L.C.
50 Milk Street, 21st Floor
Boston, Massachusetts 02109

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's portfolio manager about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-GRT-4GRT (1-877-478-4478)

BY MAIL:      GRT Value Fund
              P.O. Box 219009
              Kansas City, MO 64121-9009
BY INTERNET:  www.grtcapital.com


FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Report as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 GRT-PS-001-0300

                       THE ADVISORS' INNER CIRCLE FUND II

                        PERIMETER SMALL CAP GROWTH FUND


I SHARES PROSPECTUS                                            NOVEMBER 30, 2009



                               [GRAPHIC OMITTED]

                                   PERIMETER
                               CAPITAL MANAGEMENT





                                          INVESTMENT ADVISER:

                                          PERIMETER CAPITAL MANAGEMENT LLC


  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

    The Perimeter Small Cap Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about I Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

    This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                            PAGE
FUND INVESTMENT OBJECTIVE ..................................................   1
PRINCIPAL INVESTMENT STRATEGIES ............................................   1
PRINCIPAL RISKS OF INVESTING IN THE FUND ...................................   2
PERFORMANCE INFORMATION ....................................................   3
FUND FEES AND EXPENSES .....................................................   4
MORE INFORMATION ABOUT RISK ................................................   7
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................   9
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................   9
INVESTMENT ADVISER .........................................................  10
PORTFOLIO MANAGERS .........................................................  10
PERFORMANCE OF COMPARABLE ACCOUNT ..........................................  11
PURCHASING AND SELLING FUND SHARES .........................................  12
OTHER POLICIES .............................................................  18
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  22
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  23
DIVIDENDS AND DISTRIBUTIONS ................................................  24
TAXES ......................................................................  24
FINANCIAL HIGHLIGHTS .......................................................  25
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... BACK COVER

    At a meeting of the Board of Trustees of The Advisors' Inner Circle Fund II (the "Board") held on August 12, 2009, the Board approved the reorganization (the "Reorganization") of the Perimeter Small Cap Growth Fund (the "Acquired Fund") into the newly created series The RBB Fund, Inc. (the "Acquiring Fund"). Perimeter Capital Management LLC (the "Adviser") will continue to serve as the investment adviser of the Acquiring Fund.

    The Board considered (with the advice and assistance of independent legal counsel) the following matters, among others and in no order of priority, in approving the proposal and determining that the Reorganization is in the best interest of the shareholders of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

    o The investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.

    o Shareholders of the Acquired Fund will experience continuity in portfolio management because the Adviser will continue to manage the Acquiring Fund's assets on a day-to-day basis as the investment adviser to the Acquiring Fund.

    o The Adviser has contractually agreed to continue to waive its advi- sory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% and 1.10% of the Acquiring Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011.

    o The Reorganization is intended to be tax-free for federal income tax purposes for the Acquired Fund and its shareholders (although no assurances can be given that the Internal Revenue Service will take a similar position).

    o The costs of the Reorganization (except for fees paid to governmen- tal authorities for registering or qualifying shares of the Acquiring Fund to be issued in connection with the Reorganization, which fees will be paid by the Acquiring Fund) will not be borne by the Acquired Fund.

    o Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund's performance record, the Adviser expects to be able to increase the Acquiring Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical per- formance record. That expected asset growth benefits the Adviser by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to the Adviser. It is anticipated that, if Acquired Fund assets increase, shareholders might also benefit from certain economies of scale that the Acquired Fund may not otherwise realize at its current asset levels.

    o The expected post-Reorganization expenses of the Acquiring Fund are expected to be substantially similar to the expenses of the Acquired Fund. In this regard, the Trustees noted that the fee waivers and expense reimbursement arrangement currently in place for the Acquired Fund will continue for a period of at least two (2) years from the date of the Reorganization.

The Board called for a special meeting of the shareholders of the Acquired Fund to be held on December 11, 2009 at which shareholders will vote on whether to approve an agreement and plan of reorganization. If the reorganization is approved by shareholders, the Acquired Fund will transfer all of its assets to the Acquiring Fund and shareholders of the Acquired Fund will receive, in a tax-free transaction, shares of equivalent value of the Acquiring Fund. The Reorganization is expected to occur soon after the shareholder meeting.

PERIMETER SMALL CAP GROWTH FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek long-term capital appreciation. This investment objective is non-fundamental and may be changed by the Fund without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include American Depositary Receipts ("ADRs"), among other types of securities.

    The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earning trends, reasonable valuation, and strong fundamentals will provide superior returns over time. Perimeter Capital Management LLC (the "Adviser") selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance. In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

    For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in I Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The bar chart shows the performance of the Fund's I Shares for the most recent calendar year.



                              [BAR GRAHPIC OMITTED]


                                     -39.03%
                                      2008


                   BEST QUARTER               WORST QUARTER
                      1.88%                      (26.39)%
                   (06/30/2008)                (12/31/2008)

    The performance information shown above is based on a calendar year. The Fund's performance for I Shares from 01/01/2009 to 09/30/2009 was 27.31% .

    In addition, the Fund's primary portfolio manager managed another mutual fund with an investment strategy substantially similar to that of the Fund. For information representing the performance of this other mutual fund, see "Performance of Comparable Account."

AVERAGE ANNUAL TOTAL RETURNS


    THIS TABLE COMPARES THE FUND'S INVESTOR CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 2000([R]) GROWTH INDEX.

                                                     1 Year   Since Inception(1)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                           (39.03)%      (39.03)%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions(2)        (39.03)%      (39.03)%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares(2,3)                          (25.37)%      (25.37)%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index (reflects no
  deduction for fees, expenses or taxes)            (38.54)%      (38.54)%
--------------------------------------------------------------------------------

(1) The Fund's I Shares inception date was December 31, 2007.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after- tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000([R]) Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000([R]) Index. The Russell 2000([R]) Growth Index measures the performance of those Russell 2000([R]) companies with higher price-to-book ratios and higher forecasted growth values.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    This table describes the fees and expenses you may pay if you buy and hold I Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   I Shares
    ----------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                          None
    ----------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load)
        (as a percentage of net asset value)                         None
    ----------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on
        Reinvested Dividends and Other Distributions
        (as a percentage of offering price)                          None
    ----------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount
        redeemed, if applicable)(1,2)                               2.00%
    ----------------------------------------------------------------------------

    (1) Proceeds wired to your bank account may be subject to a $10 fee.

    (2) This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy. For more information, see "Redemption Fee." This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                          I Shares
    ----------------------------------------------------------------------------
    Investment Advisory Fees                               0.90%
    Other Expenses(1)                                      0.47%
                                                           -----
    Total Annual Fund Operating Expenses(2,3)              1.37%
    ----------------------------------------------------------------------------

    (1) Other expenses include acquired fund fees and expenses of less than 0.01%.
    (2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
    (3) The actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's I Shares' average daily net assets. Effective June 1, 2009, the Adviser voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expens- es, and extraordinary expenses) from exceeding 1.10% of the Fund's I Shares' average daily net assets. The Adviser may discontinue all or part of its fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense limits that have been in effect during the preceding three-year period, to recapture all or a portion of its reduc- tions and reimbursements made during the preceding three-year period.

    For more information about Investment Advisory Fees, see "Investment
    Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:



                  1 Year      3 Years      5 Years      10 Years
    ----------------------------------------------------------------------------
                   $139        $434         $750         $1,646

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

    EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

    FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect invest-ments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

    DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

    o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in mar-kets, and movements in interest rates.

    o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.


    o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.


    o  There may not be a liquid secondary market for derivatives.

    o  Trading restrictions or limitations may be imposed by an exchange.

    o  Government regulations may restrict trading derivatives.

    o The other party to an agreement (e. g. , options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

    The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

    This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


    The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/PERIMETER. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Perimeter Capital Management LLC, a Delaware corporation formed in 2006, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. As of September 30, 2009, the Adviser had approximately $1 billion in assets under management.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% based on the average daily net assets of the Fund. Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% of the Fund's I Shares' average daily net assets. Prior to June 1, 2009, the Adviser had voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's I Shares' average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the expense limits that have been in effect during the preceding three-year period, to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund paid 0.59% of its average daily net assets in advisory fees to the Adviser.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2009.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    The Fund is managed by a team of investment professionals headed by Mark D. Garfinkel, Chartered Financial Analyst ("CFA"). Although Mr. Garfinkel is primarily responsible for making investment decisions for the Fund, Mr. Jim
    N. Behre also plays an integral part in generating investment ideas and making recommendations for the Fund.

    Mark D. Garfinkel is a founding partner of the Adviser and a member of its management committee. As the Adviser's small-cap growth Portfolio Manager and Chief Investment Officer, he has over 21 years of investment management experience. Prior to the formation of the Adviser in June 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management's small cap growth discipline, which he and lead analyst, Jim Behre co-designed in 1998. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993, and earned his B.A. (1986) and M.B.A.
    (1987) from Vanderbilt University.

    Jim N. Behre is a founding partner of the Adviser and a member of the management committee. As the Adviser's small-cap growth Director of Investment Research, he brings over 23 years of investment experience, specializing in small- to mid-cap companies. Prior to the formation of the Adviser, Mr. Behre worked with Mr. Garfinkel, CFA at Trusco Capital Management as the lead analyst of the firm's small-cap growth investment process. In addition, he has had experience as a Securities Principal and Compliance Officer. Mr. Behre is a member of the Atlanta Society of Financial Analysts and earned his B.A. from Barry University (1984) and M.B.A. from Farleigh Dickinson University (1991).

    The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT
--------------------------------------------------------------------------------

    The information set forth below represents the performance of another mutual fund managed by Mr. Garfinkel with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Garfinkel to the Russell 2000 Growth Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

    The performance information shown below from January 1, 1999 through December 31, 2005 is the performance of the STI Classic Funds' Small Cap Growth Stock Fund (the "STI Fund"), a registered mutual fund managed principally by Mr. Garfinkel while at Trusco Capital Management. The STI Fund had substantially similar investment objectives, policies and strategies as the Fund.

    THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE FUND. THEY SHOW THE PERFORMANCE OF THE STI FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. GARFINKEL. MR. GARFINKEL'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

    THIS TABLE COMPARES THE STI FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005 TO THAT OF THE RUSSELL 2000 GROWTH INDEX.(1)


                                     1 Year      5 Years    Since Inception
    ----------------------------------------------------------------------------
    STI Fund Returns                  7.92%       7.51%         15.48%
    ----------------------------------------------------------------------------
    Russell 2000 Growth Index         4.15%       2.28%          6.10%
    ----------------------------------------------------------------------------

    (1) The performance information of the STI Fund reflects the operating expenses of the STI Fund's I Shares since their inception on October 8, 1998. Russell 2000 Growth Index returns are since September 30, 1998 (Russell 2000 Growth Index returns available only on a month end basis).

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE STI FUND'S I SHARES FROM CALENDAR YEAR TO CALENDAR YEAR DURING THE PERIODS THAT IT WAS MANAGED BY MR. GARFINKEL.


                             [BAR GRAPHIC OMITTTED]


        20.55%     11.76%    -0.82%    -22.71%    45.64%   19.21%    7.92%
         1999       2000      2001      2002       2003     2004     2005


    THE STI FUND'S TOTAL RETURN FROM JANUARY 1, 2006 TO MAY 31, 2006 WAS 5.05% .

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

    I Shares of the Fund are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

    You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-888-968-4964.

    All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


    The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."


    The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

    REGULAR MAIL ADDRESS
    Perimeter Small Cap Growth Fund
    P.O. Box 219009
    Kansas City, MO 64121-9009

    EXPRESS MAIL ADDRESS
    Perimeter Small Cap Growth Fund
    c/o DST Systems, Inc.
    430 West 7th Street
    Kansas City, MO 64105

BY WIRE

    To open an account by wire, first call 1-888-968-4964 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

    WIRING INSTRUCTIONS
    UMB Bank, N.A.
    ABA # 101000695
    Perimeter Small Cap Growth Fund
    DDA Account # 9870523965
    Ref: account number/account name

GENERAL INFORMATION

    You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


    The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


    In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.


HOW THE FUND CALCULATES NAV

    NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

    Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

    With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.

    There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


MINIMUM PURCHASES

    To purchase shares for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

    The Fund's I Shares reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.




    Fund Name                        Trading Symbol     CUSIP     Fund Code
    ----------------------------------------------------------------------------
    Perimeter Small Cap Growth Fund      PSIGX        00764Q751     2776


HOW TO SELL YOUR FUND SHARES

    If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-888-968-4964.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


    If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


RECEIVING YOUR MONEY

    Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

    The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------


EXCESSIVE TRADING POLICIES AND PROCEDURES

    The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


    In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

    Because the Fund invests in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

    The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:

    o Shareholders are restricted from making more than one "round trip" into or out of the Fund within any 60-day period. If, to the knowledge of the Fund, a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its serv- ice providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund of an amount the Adviser reasonably believes would be harmful or dis- ruptive to the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

    o A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase (subject to certain exceptions as discussed below in "Redemption Fees").


    The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy;
    (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.


REDEMPTION FEE

    In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of Fund shares sold within 7 days of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

    The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

    What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Fund is required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

    The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund.

    Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

    The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and the Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

    The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

    Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

    To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


    The table that follows presents performance information about I Shares of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-888-968-4964.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                         INSTITUTIONAL CLASS SHARES
                                                      --------------------------------
                                                        YEAR                   PERIOD
                                                        ENDED                   ENDED
                                                       JULY 31,                JULY 31,
                                                        2009                    2008*
                                                       -------                 -------
Net Asset Value, Beginning of Period ...............   $ 10.42                 $ 11.53
                                                       -------                 -------
Income from Operations:
  Net Investment Loss(1) ...........................     (0.05)                  (0.04)
  Net Realized and Unrealized Loss
     on Investments ................................     (1.89)                  (1.07)
                                                       -------                 -------
Total from Operations ..............................     (1.94)                  (1.11)
                                                       -------                 -------
Redemption Fees ....................................        --                      --
                                                       -------                 -------
Net Asset Value, End of Period .....................    $ 8.48                 $ 10.42
                                                       =======                 =======
TOTAL RETURN+ ......................................    (18.62)%                 (9.63)%
                                                       =======                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ..............  $154,905                 $26,616
Ratio of Expenses to Average Net Assets
  (including waivers, excluding fees
  paid indirectly) .................................      1.04%                   1.03%**
Ratio of Expenses to Average Net Assets
  (including waivers, and fees paid indirectly) ....      1.03%                   1.00%**
Ratio of Expenses to Average Net Assets
  (excluding waivers, and fees paid indirectly) ....      1.36%                   1.37%**
Ratio of Net Investment Loss to
  Average Net Assets ...............................     (0.64)%                 (0.58)%**
Portfolio Turnover Rate ............................      126%                     147%++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++  PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED JULY 31, 2008.

*   COMMENCED OPERATIONS ON DECEMBER 31, 2007.

**  ANNUALIZED

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE ZERO OR ROUNDED TO ZERO.

                       THE ADVISORS' INNER CIRCLE FUND II
                        PERIMETER SMALL CAP GROWTH FUND

INVESTMENT ADVISER
Perimeter Capital Management LLC
Five Concourse Parkway
Suite 2725
Atlanta, Georgia 30328

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-888-968-4964


BY INTERNET:  www.perimetercap.com


FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 PCM-PS-002-0300

                       THE ADVISORS' INNER CIRCLE FUND II

                        PERIMETER SMALL CAP GROWTH FUND


INVESTOR CLASS SHARES PROSPECTUS                               NOVEMBER 30, 2009



                               [GRAPHIC OMITTED]

                                   PERIMETER
                               CAPITAL MANAGEMENT



                                              INVESTMENT ADVISER:

                                              PERIMETER CAPITAL MANAGEMENT LLC


  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS


The Perimeter Small Cap Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Investor Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                            PAGE
FUND INVESTMENT OBJECTIVE ..................................................   1
PRINCIPAL INVESTMENT STRATEGIES ............................................   1
PRINCIPAL RISKS OF INVESTING IN THE FUND ...................................   2
PERFORMANCE INFORMATION ....................................................   3
FUND FEES AND EXPENSES .....................................................   4
MORE INFORMATION ABOUT RISK ................................................   7
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................   9
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................   9
INVESTMENT ADVISER .........................................................  10
PORTFOLIO MANAGERS .........................................................  10
PERFORMANCE OF COMPARABLE ACCOUNT ..........................................  11
PURCHASING AND SELLING FUND SHARES .........................................  12
OTHER POLICIES .............................................................  18
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  22
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  23
DIVIDENDS AND DISTRIBUTIONS ................................................  24
TAXES ......................................................................  24
FINANCIAL HIGHLIGHTS .......................................................  25
HOW TO OBTAIN MORE INFORMATION ABOUT
  THE FUND .........................................................  BACK COVER

At a meeting of the Board of Trustees of The Advisors' Inner Circle Fund II (the "Board") held on August 12, 2009, the Board approved the reorganization (the "Reorganization") of the Perimeter Small Cap Growth Fund (the "Acquired Fund") into the newly created series The RBB Fund, Inc. (the "Acquiring Fund"). Perimeter Capital Management LLC (the "Adviser") will continue to serve as the investment adviser of the Acquiring Fund.

The Board considered (with the advice and assistance of independent legal counsel) the following matters, among others and in no order of priority, in approving the proposal and determining that the Reorganization is in the best interest of the shareholders of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

    o The investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.

    o Shareholders of the Acquired Fund will experience continuity in portfolio management because the Adviser will continue to manage the Acquiring Fund's assets on a day-to-day basis as the investment adviser to the Acquiring Fund.

    o The Adviser has contractually agreed to continue to waive its advi- sory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% and 1.10% of the Acquiring Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011.

    o The Reorganization is intended to be tax-free for federal income tax purposes for the Acquired Fund and its shareholders (although no assurances can be given that the Internal Revenue Service will take a similar position).

    o The costs of the Reorganization (except for fees paid to governmen- tal authorities for registering or qualifying shares of the Acquiring Fund to be issued in connection with the Reorganization, which fees will be paid by the Acquiring Fund) will not be borne by the Acquired Fund.

    o Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund's performance record, the Adviser expects to be able to increase the Acquiring Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical per- formance record. That expected asset growth benefits the Adviser by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to the Adviser. It is anticipated that, if Acquired Fund assets increase, shareholders might also benefit from certain economies of scale that the Acquired Fund may not otherwise realize at its current asset levels.

    o The expected post-Reorganization expenses of the Acquiring Fund are expected to be substantially similar to the expenses of the Acquired Fund. In this regard, the Trustees noted that the fee waivers and expense reimbursement arrangement currently in place for the Acquired Fund will continue for a period of at least two (2) years from the date of the Reorganization. Whereas Investor Class Shares of the Acquired Fund currently pay a shareholder servicing fee at a rate of up to 0.25% per year of the average daily net assets of Investor Class Shares of the Acquired Fund, Investor Class Shares of the Acquiring Fund would pay a distribution (12b-1) fee at a rate of 0.25% per year of the average daily net assets of Investor Class Shares of the Fund.

The Board called for a special meeting of the shareholders of the Acquired Fund to be held on December 11, 2009 at which shareholders will vote on whether to approve an agreement and plan of reorganization. If the reorganization is approved by shareholders, the Acquired Fund will transfer all of its assets to the Acquiring Fund and shareholders of the Acquired Fund will receive, in a tax-free transaction, shares of equivalent value of the Acquiring Fund. The Reorganization is expected to occur soon after the shareholder meeting.

PERIMETER SMALL CAP GROWTH FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the Fund is to seek long-term capital appreciation. This investment objective is non-fundamental and may be changed by the Fund without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include American Depositary Receipts ("ADRs"), among other types of securities.

    The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earning trends, reasonable valuation, and strong fundamentals will provide superior returns over time. Perimeter Capital Management LLC (the "Adviser") selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance. In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

    For information about the risks involved when investing in derivatives, see "More Information About Risk."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

    The bar chart shows performance of the Fund's Investor Class Shares from calendar year to calendar year.


                             [BAR GRAPHIC OMITTED]

                         7.66%                -39.20%
                         2007                   2008



                    BEST QUARTER               WORST QUARTER
                       7.77%                     (26.44)%
                    (06/30/2007)                (12/31/2008)

    The performance information shown above is based on a calendar year. The Fund's performance for Investor Class Shares from 01/01/2009 to 09/30/2009 was 27.25%.


    In addition, the Fund's primary portfolio manager managed another mutual fund with an investment strategy substantially similar to that of the Fund. For information representing the performance of this other mutual fund, see "Performance of Comparable Account."

AVERAGE ANNUAL TOTAL RETURNS


    THIS TABLE COMPARES THE FUND'S INVESTOR CLASS SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE RUSSELL 2000([R]) GROWTH INDEX.

                                                   1 Year    Since Inception(1)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                          (39.20)%      (14.16)%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions(2)       (39.20)%      (14.30)%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares(2,3)                         (25.48)%      (11.90)%
--------------------------------------------------------------------------------
Russell 2000([R]) Growth Index (reflects no
  deduction for fees, expenses or taxes)           (38.54)%      (13.82)%
--------------------------------------------------------------------------------

(1) The Fund's Investor Shares inception date was September 29, 2006. Index comparisons begin September 30, 2006.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000([R]) Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000([R]) Index. The Russell 2000([R]) Growth Index measures the performance of those Russell 2000([R]) companies with higher price-to-book ratios and higher forecasted growth values.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


    This table describes the fees and expenses you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                           Investor Class Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)                    None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                             None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                              None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)(1,2)                                   2.00%
--------------------------------------------------------------------------------

(1) Proceeds wired to your bank account may be subject to a $10 fee.
(2) This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy. For more information, see "Redemption Fee." This fee is not a sales charge and is payable directly to the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                           Investor Class Shares
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.90%
Other Expenses(1)                                                0.52%
                                                                 -----
Total Annual Fund Operating Expenses(2)                          1.42%
--------------------------------------------------------------------------------



(1) Other Expenses include acquired fund fees and expenses of less than 0.01% and shareholder servicing fees of up to 0.25% of the Investor Class Shares' average daily net assets.
(2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
(3) The actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.00% plus the amount of any shareholder servicing fees. During the most recently completed fiscal year, the Fund paid 0.07% in share- holder servicing fees. Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expens- es, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25%. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense limits that have been in effect during the preceding three-year period, to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period.


For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


              1 Year            3 Years        5 Years        10 Years
    ----------------------------------------------------------------------------
               $145              $449           $776           $1,702

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

    EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

    FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


    DERIVATIVES RISKS -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:


    o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in mar-kets, and movements in interest rates.

    o The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

    o There may be an imperfect or no correlation between the changes in mar-ket value of the securities held by the Fund and the prices of derivatives.

    o  There may not be a liquid secondary market for derivatives.

    o  Trading restrictions or limitations may be imposed by an exchange.

    o  Government regulations may restrict trading derivatives.

    o The other party to an agreement (e. g. , options or expense swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as inter-mediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more specula-tive than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

    The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

    This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


    The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/PERIMETER. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Perimeter Capital Management LLC, a Delaware corporation formed in 2006, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. As of September 30, 2009, the Adviser had approximately $1 billion in assets under management.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% based on the average daily net assets of the Fund. Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.10% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25% . Prior to June 1, 2009, the Adviser had voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding, as a percentage of the Fund's Investor Class Shares' average daily net assets, 1.00% plus the amount of any shareholder servicing fees paid by the Fund up to 0.25% . The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the expense limits that have been in effect during the preceding three-year period, to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund paid 0.59% of its average daily net assets in advisory fees to the Adviser.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2009.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    The Fund is managed by a team of investment professionals headed by Mark D. Garfinkel, Chartered Financial Analyst ("CFA"). Although Mr. Garfinkel is primarily responsible for making investment decisions for the Fund, Mr. Jim
    N. Behre also plays an integral part in generating investment ideas and making recommendations for the Fund.

    Mark D. Garfinkel is a founding partner of the Adviser and a member of its management committee. As the Adviser's small-cap growth Portfolio Manager and Chief Investment Officer, he has over 21 years of investment management experience. Prior to the formation of the Adviser in June 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management's small cap growth discipline, which he and lead analyst, Jim Behre co-designed in 1998. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993, and earned his B.A. (1986) and M.B.A.
    (1987) from Vanderbilt University.

    Jim N. Behre is a founding partner of the Adviser and a member of the management committee. As the Adviser's small-cap growth Director of Investment Research, he brings over 23 years of investment experience, specializing in small- to mid-cap companies. Prior to the formation of the Adviser, Mr. Behre worked with Mr. Garfinkel, CFA at Trusco Capital Management as the lead analyst of the firm's small-cap growth investment process. In addition, he has had experience as a Securities Principal and Compliance Officer. Mr. Behre is a member of the Atlanta Society of Financial Analysts and earned his B.A. from Barry University (1984) and M.B.A. from Farleigh Dickinson University (1991).

    The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PERFORMANCE OF COMPARABLE ACCOUNT
--------------------------------------------------------------------------------

    The information set forth below represents the performance of another mutual fund managed by Mr. Garfinkel with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Garfinkel to the Russell 2000 Growth Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

    The performance information shown below from January 1, 1999 through December 31, 2005 is the performance of the STI Classic Funds' Small Cap Growth Stock Fund (the "STI Fund"), a registered mutual fund managed principally by Mr. Garfinkel while at Trusco Capital Management. The STI Fund had substantially similar investment objectives, policies and strategies as the Fund.

    THE BAR CHART AND PERFORMANCE TABLE THAT FOLLOW DO NOT SHOW THE PERFORMANCE OF THE FUND. THEY SHOW THE PERFORMANCE OF THE STI FUND, A SIMILAR MUTUAL FUND MANAGED BY MR. GARFINKEL. MR. GARFINKEL'S PAST PERFORMANCE IN MANAGING THIS SIMILAR MUTUAL FUND IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

    THIS TABLE COMPARES THE STI FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005 TO THAT OF THE RUSSELL 2000 GROWTH INDEX.(1)


                                   1 Year       5 Years     Since Inception
    ----------------------------------------------------------------------------
    STI Fund Returns                7.92%        7.51%          15.48%
    ----------------------------------------------------------------------------
    Russell 2000 Growth Index       4.15%        2.28%           6.10%
    ----------------------------------------------------------------------------
    (1) The performance information of the STI Fund reflects the operating expenses of the STI Fund's I Shares since their inception on October 8, 1998. Russell 2000 Growth Index returns are since September 30, 1998 (Russell 2000 Growth Index returns available only on a month end basis).

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE STI FUND'S I SHARES FROM CALENDAR YEAR TO CALENDAR YEAR DURING THE PERIODS THAT IT WAS MANAGED BY MR. GARFINKEL.


                             [BAR GRAPHIC OMITTED]


        20.55%    11.76%    -0.82%    -22.71%   45.64%    19.21%    7.92%
         1999      2000      2001      2002      2003      2004      2005

    THE STI FUND'S TOTAL RETURN FROM JANUARY 1, 2006 TO MAY 31, 2006 WAS 5.05% .

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

    Investor Class Shares of the Fund are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

    You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-888-968-4964.

    All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


    The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."


    The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

    REGULAR MAIL ADDRESS
    Perimeter Small Cap Growth Fund
    P.O. Box 219009
    Kansas City, MO 64121-9009

    EXPRESS MAIL ADDRESS
    Perimeter Small Cap Growth Fund
    c/o DST Systems, Inc.
    430 West 7th Street
    Kansas City, MO 64105

BY WIRE

    To open an account by wire, first call 1-888-968-4964 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

    WIRING INSTRUCTIONS
    UMB Bank, N.A.
    ABA # 101000695
    Perimeter Small Cap Growth Fund
    DDA Account # 9870523965
    Ref: account number/account name

GENERAL INFORMATION

    You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


    The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early --such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


    In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.


HOW THE FUND CALCULATES NAV

    NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

    Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

    With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.

    There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


MINIMUM PURCHASES

    To purchase shares for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

    The Fund's Investor Class Shares reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


    Fund Name                        Trading Symbol     CUSIP      Fund Code
    ----------------------------------------------------------------------------
    Perimeter Small Cap Growth Fund       PSCGX       00764Q843      2775

HOW TO SELL YOUR FUND SHARES

    If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-888-968-4964.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

    If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


RECEIVING YOUR MONEY

    Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

    The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $10,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------


EXCESSIVE TRADING POLICIES AND PROCEDURES

    The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


    In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

    Because the Fund invests in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

    The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:

    o Shareholders are restricted from making more than one "round trip" into or out of the Fund within any 60-day period. If, to the knowledge of the Fund, a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund of an amount the Adviser reasonably believes would be harmful or dis- ruptive to the Fund. Anyone considered to be a Market Timer by the Fund, its manager or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

    o A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase (subject to certain exceptions as discussed below in "Redemption Fees").


    The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by

    Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy;
    (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.


REDEMPTION FEE

    In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of Fund shares sold within 7 days of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

    The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

    What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Fund is required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

    The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

    The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

    The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of Investor Class Shares. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


    The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.


    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

    The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

    Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

    To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

    The table that follows presents performance information about Investor Class Shares of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-888-968-4964.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                         INVESTOR CLASS SHARES
                                                     ---------------------------------
                                                       YEAR        YEAR        PERIOD
                                                      ENDED        ENDED        ENDED
                                                     JULY 31,     JULY 31,      JULY 31,
                                                      2009         2008         2007*
                                                     ------        ------      ------
Net Asset Value, Beginning of Period ............    $10.40        $11.49      $10.00
                                                     ------        ------      ------
Income from Operations:
  Net Investment Loss(1) ........................     (0.05)        (0.08)      (0.08)(2)
  Net Realized and Unrealized Gain (Loss)
    on Investments ..............................     (1.90)        (0.88)       1.57(2)
                                                     ------        ------      ------
Total from Operations ...........................     (1.95)        (0.96)       1.49
                                                     ------        ------      ------
Dividends and Distributions from:
  Net Realized Gains ............................        --         (0.13)         --
                                                     ------        ------      ------
Total Dividends and Distributions ...............        --         (0.13)         --
                                                     ------        ------      ------
Redemption Fees .................................        --            --          --
                                                     ------        ------      ------
Net Asset Value, End of Period ..................    $ 8.45        $10.40      $11.49
                                                     ======        ======      ======
TOTAL RETURN+ ...................................    (18.75)%       (8.47)%     14.90%
                                                     ======        ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...........  $138,929      $122,353      $53,100
Ratio of Expenses to Average Net Assets
  (including waivers, excluding fees
  paid indirectly) ..............................      1.11%         1.20%       1.38%**
Ratio of Expenses to Average Net Assets
  (including waivers, and fees paid indirectly) .      1.09%         1.16%       1.29%**
Ratio of Expenses to Average Net Assets
  (excluding waivers, and fees paid indirectly) .      1.41%         1.51%       2.11%**
Ratio of Net Investment Loss to
  Average Net Assets ............................     (0.66)%       (0.74)%     (0.79)%**
Portfolio Turnover Rate++........................       126%          147%         88%

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
*    COMMENCED OPERATIONS ON SEPTEMBER 29, 2006.
**   ANNUALIZED
(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.
(2) THIS AMOUNT IS INCONSISTENT WITH THE FUND'S AGGREGATE NET INCOME, GAINS AND LOSSES BECAUSE OF THE TIMING OF SALES AND REDEMPTION OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES FOR THE INVESTMENT PORTFOLIO.
AMOUNTS DESIGNATED AS "--" ARE ZERO OR ROUNDED TO ZERO.

                       THE ADVISORS' INNER CIRCLE FUND II
                        PERIMETER SMALL CAP GROWTH FUND

INVESTMENT ADVISER
Perimeter Capital Management LLC
Five Concourse Parkway
Suite 2725
Atlanta, Georgia 30328

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-888-968-4964


BY INTERNET: www.perimetercap.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 PCM-PS-001-0500

                       THE ADVISORS' INNER CIRCLE FUND II


REAVES SELECT RESEARCH FUND
INSTITUTIONAL SHARES


PROSPECTUS                                                     NOVEMBER 30, 2009




                             W.H. REAVES & COMPANY
                             INVESTMENT MANAGEMENT


                                                 INVESTMENT ADVISER:

                                                 W.H. REAVES & CO., INC.





  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

     The Reaves Select Research Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


     This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:





                                                     PAGE
FUND SUMMARY ...........................................1
PRINCIPAL INVESTMENT STRATEGY ..........................1
PRINCIPAL RISKS ........................................2
PERFORMANCE INFORMATION ................................3
FUND FEES AND EXPENSES .................................5
MORE INFORMATION ABOUT RISK ............................7
MORE INFORMATION ABOUT FUND INVESTMENTS ................8
INFORMATION ABOUT PORTFOLIO HOLDINGS ...................9
INVESTMENT ADVISER .....................................9
PORTFOLIO MANAGERS ....................................10
HISTORICAL PERFORMANCE DATA OF THE ADVISER ............10
PURCHASING AND SELLING FUND SHARES ....................14
OTHER POLICIES ........................................20
SHAREHOLDER SERVICING ARRANGEMENTS ....................23
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................24
DIVIDENDS AND DISTRIBUTIONS ...........................25
TAXES .................................................25
FINANCIAL HIGHLIGHTS ..................................27
HOW TO OBTAIN MORE INFORMATION
  ABOUT THE FUND ..............................BACK COVER

REAVES SELECT RESEARCH FUND




FUND SUMMARY
INVESTMENT GOAL               Total return from income and capital
                              growth
INVESTMENT FOCUS              Common stock
SHARE PRICE VOLATILITY        Medium to High
PRINCIPAL INVESTMENT STRATEGY Investing in securities of companies in the utilities and energy industries
INVESTOR PROFILE              Investors who seek growth of capital
                              and income and are willing to bear the
                              risk of investing in equity securities in order to seek above-average gains

PRINCIPAL INVESTMENT STRATEGY


     The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for: (i) the generation, transmission or distribution of electricity, gas or water; or (ii) telecommunications activities ("Utilities" or the "Utilities Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund may also invest in master limited partnerships involving such companies. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the industries described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. W.H. Reaves & Co., Inc. (the "Adviser") may sell a holding if its prospects for growth and income decline or when the Adviser deems it to be an unattractive investment.

PRINCIPAL RISKS

     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or the Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or the Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

     Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that the Adviser believes hold the most total return potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

     The small- and medium-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

     Because of its active trading strategy, the Fund's portfolio turnover rate and transaction costs will generally be higher than those of funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gains distributions.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows how the performance of the Fund's Institutional Shares has varied from calendar year to calendar year.

               18.96% 21.77% 16.89%(40.65)%

                2005  2006    2007   2008




                           BEST QUARTER WORST QUARTER
                               9.75%       (23.14)%
                           (09/30/2005) (09/30/2008)


The performance information shown above is based on a calendar year. The Fund's performance for Institutional Shares from 01/01/2009 to 09/30/2009 was 14.22%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S INSTITUTIONAL SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008 TO THOSE OF THE S&P 500 INDEX AND THE S&P 500 UTILITIES INDEX.




Institutional Shares                             1 Year  Since Inception(1)
----------------------------------------------- -------- ------------------
 Fund Returns Before Taxes                      (40.65)%       0.00%
----------------------------------------------- -------- ------------------
 Fund Returns After Taxes on Distributions(2)   (43.01)%      (2.27)%
----------------------------------------------- -------- ------------------
 Fund Returns After Taxes on Distributions and
   Sale of Fund Shares(2,3)                     (25.12)%       0.07%
----------------------------------------------- -------- ------------------
 S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                           (37.00)%      (5.21)%
----------------------------------------------- -------- ------------------
 S&P 500 Utilities Index (reflects no deduction
   for fees, expenses or taxes)                 (28.99)%       4.60%
----------------------------------------------- -------- ------------------


(1) The Fund's inception date was December 22, 2004. Index returns calculated from December 31, 2004.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after- tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) Returns after taxes on distributions and sale of Fund shares may be higher than before- tax returns when a net capital loss occurs upon the redemption of Fund shares.


WHAT IS AN INDEX?

     An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The S&P 500 Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                   INSTITUTIONAL
                                                                       SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                 None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage
  of offering price)                                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)(1)  None


(1) Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)




                                           INSTITUTIONAL
                                              SHARES
------------------------------------------ -------------
Investment Advisory Fees                      0.75%
Other Expenses                                0.69%
Acquired Fund Fees and Expenses               0.01%
                                           -------------
Total Annual Fund Operating Expenses(1,2)     1.45%
------------------------------------------ -------------


(1) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.30% of the Fund's Institutional Shares' average daily net assets. The Adviser may discontinue all or part of these fee reductions or expense reim- bursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period.
(2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.


     For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:




                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $148    $459     $792  $1,735

MORE INFORMATION ABOUT RISK

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, master limited partnerships, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

        o MASTER LIMITED PARTNERSHIPS ("MLPS") -- MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U. S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.

     FOREIGN SECURITY RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

     This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio holdings information described above can be found on the internet at http://aicfundholdings.com/reaves. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

     The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

     W.H. Reaves & Co., Inc., founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. As of September 30, 2009, the Adviser had approximately $1.5 billion in assets under management.

     For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding

     1.30% of the Fund's Institutional Shares' average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Fund's total annual fund operating expenses and 1.30% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund paid 0.62% of its average daily net assets in advisory fees to the Adviser.

     A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2009.

PORTFOLIO MANAGERS

     The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

     Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 37 years of investment experience.

     Mr. Ronald J. Sorenson has served as Vice Chairman and Chief Executive Officer of the Adviser since September 2005 and as Chief Investment Officer of the Adviser since November 2002. Previously, he served as Executive Vice President of the Adviser from November 2002 to September 2005 and as Vice President of the Adviser from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 25 years of investment experience.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER polcies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio managers' discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the Adviser's assets under management. A complete list and description of the Adviser's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

     The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

     The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund's performance record can be found on page 2. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


                             Adviser's Composite
     Time Period              (equity and cash)        S&P 500(2)        S&P Utilities Index(3)
---------------- ----------- ------------------ ------------------- -------------------------------
     Average Annual Returns (as of 12/31/08)
     1 Year                        (35.2)%             (37.0)%                 (29.0)%
     3 Year                         (0.5)%               (8.4)%                  0.9%
     5 Year                          7.2%                (2.2)%                  8.3%
     10 Year                         4.8%                (1.4)%                  2.9%
     15 Year                         8.7%                 6.5%                   6.5%
     20 Year                        10.1%                 8.4%                   8.6%
     1/1/78 -- 12/31/08(4)          13.4%                10.9%                  11.3%
     Cumulative Returns
     1/1/78 -- 12/31/08(4)       4,800.9%             2,339.0%               2,636.4%

THE ADVISER'S COMPOSITE CHARACTERISTICS
(THROUGH DECEMBER 31, 2008)

                  No. of          Total         As a % of           Total Managed    Standard
     Year        Accounts       (in $ mil)    Total Managed           (in $ mil)    Deviation(5)
---------------- ----------- -------------------------------------- ---------- --------------------
     1978            1             $1.4           100%                  $1.4        0.00%
     1979            1              1.9           100%                   1.9        0.00%
     1980            1              2.6           100%                   2.6        0.00%
     1981            6             34.5           100%                  34.5        5.05%
     1982            8             59.1            91%                  64.9        1.46%
     1983           11             99.4            97%                 102.5        0.90%
     1984           13            214.7            98%                 219.1        1.00%
     1985           17            382.4            90%                 424.9        0.77%
     1986           18            510.1            81%                 629.8        0.83%
     1987           19            513.8            80%                 642.3        0.41%
     1988           20            580.9            81%                 717.2        0.27%
     1989           22            871.3            79%               1,012.9        0.65%
     1990           20            760.2            67%               1,134.6        0.56%
     1991           22            808.9            69%               1,172.3        0.43%
     1992           19            735.8            72%               1,021.9        1.07%
     1993           19            810.0            72%               1,125.0        0.34%
     1994           18            741.3            76%                 972.0        0.52%
     1995           15            814.3            68%               1,190.5        0.33%
     1996           15            825.3            69%               1,192.8        0.30%
     1997           13            672.6            61%               1,098.0        0.58%
     1998           11            698.9            59%               1,205.9        0.35%
     1999           11            676.4            59%               1,142.6        0.77%
     2000           10            789.6            59%               1,337.5        1.17%
     2001           10            689.0            59%               1,174.6        0.85%
     2002           10            499.4            54%                 931.3        1.04%
     2003           10            386.5            41%                 932.9        0.68%
     2004            8            420.9            24%               1,726.9        0.56%
     2005            8            451.0            24%               1,875.5        0.49%
     2006            8            546.0            23%               2,414.0        0.16%
     2007           10            637.9            22%               2,904.5        0.24%
     2008           10            359.5            19%               1,859.6        1.12%

ANNUAL RETURNS
               Adviser's Composite
     Year       (equity and cash)  S&P 500(2)   S&P Utilities(3)
-------------- ------------------- ------------ ------------------
     1978             (1.3)%         6.6%          (3.7)%
     1979             30.1%         18.7%          13.5%
     1980             34.5%         32.5%          15.2%
     1981             11.7%         (4.9)%         11.9%
     1982             13.0%         21.4%          26.4%
     1983             34.1%         22.4%          20.1%
     1984             25.6%          6.1%          25.9%
     1985             34.9%         31.6%          32.8%
     1986             26.2%         18.6%          28.4%
     1987             (0.4)%         5.1%          (2.9)%
     1988             15.0%         16.1%          18.2%
     1989             38.7%         31.5%          47.0%
     1990             (2.4)%        (3.1)%         (2.6)%
     1991             12.1%         30.5%          14.5%
     1992             12.1%          7.6%           8.3%
     1993             15.8%         10.1%          14.4%
     1994             (3.3)%         1.3%          (7.9)%
     1995             34.7%         37.6%          41.1%
     1996             10.1%         23.0%           3.1%
     1997             28.3%         33.4%          24.7%
     1998             18.4%         28.6%          14.8%
     1999              2.8%         21.0%          (8.9)%
     2000             25.8%         (9.1)%         59.7%
     2001             (9.5)%       (11.9)%        (30.4)%
     2002            (19.3)%       (22.1)%        (30.0)%
     2003             19.4%         28.7%          26.3%
     2004             23.3%         10.9%          24.3%
     2005             16.6%          4.9%          16.8%
     2006             24.7%         15.8%          21.0%
     2007             22.0%          5.5%          19.4%
     2008            (35.2)%       (37.0)%        (29.0)%


(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS([R])). CFAI has not been involved in the preparation or review of this report.
(2) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(3) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.
Source of the S&P index data is Standard & Poor's Micropal, Inc.
(4) The Adviser's composite began on January 1, 1978. Results are net of fees.
(5) Asset-Weighted Net of Fees.

PURCHASING AND SELLING FUND SHARES

     This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

     Institutional Shares of the Fund are for individual and institutional customers.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

     All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     REGULAR MAIL ADDRESS
     Reaves Select Research Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     DST Systems, Inc.
     c/o Reaves Select Research Fund
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS
     UMB Bank, N.A.
     ABA #101000695
     Reaves Funds
     DDA Account #9870523965
     Ref: account number/account name

MINIMUM PURCHASES

     To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

     The Fund's Institutional Shares' reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.




     Fund Name                   Trading Symbol     CUSIP     Fund Code
     ------------------------------------------------------------------
     Reaves Select Research Fund     RSRFX        00764Q108     1965


GENERAL INFORMATION

     You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

     The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

     Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

     There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

HOW TO SELL YOUR FUND SHARES

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.

BY MAIL
     To redeem shares by mail, you may contact the Fund directly at: Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Reaves Select Research Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o The Fund name;
     o The account number;
     o The dollar amount or number of shares you wish to redeem;
     o The account name(s); and
     o The address to which redemption (sale) proceeds should be sent.


     All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 1-866-342-7058 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

RECEIVING YOUR MONEY

     Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing in exclusively U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

     In addition, because the Fund invests in small/mid cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

     Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy;
     (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

     The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

     The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

     The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

     The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

     The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

     The Fund seeks to declare quarterly dividends at fixed rates approved by the Fund's Board. To the extent that the amount of the Fund's net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund's net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year). If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. The Fund's Board will periodically revisit this dividend policy and will make changes if necessary in accordance with the shareholder's best interests.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. If the Fund distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontax-able return of capital that would reduce your cost basis in your Fund shares and would increase your capital gain or decrease your capital loss when you sell your shares.

     Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

     To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about Institutional Shares of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended July 31, 2006, 2007, 2008 and 2009 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-342-7058.

FINANCIAL HIGHLIGHTS
------------------------------------------ -------- ---------- -------- ----------- -----------
     SELECTED PER SHARE DATA & RATIOS
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
                                            YEAR     YEAR       YEAR     YEAR       PERIOD
                                            ENDED   ENDED       ENDED    ENDED      ENDED
                                           JULY 31, JULY 31,   JULY 31, JULY 31,    JULY 31,
     INSTITUTIONAL CLASS SHARES             2009     2008       2007     2006       2005*
------------------------------------------ -------- ---------- -------- ----------- -----------
     Net Asset Value, Beginning of Period   $10.96   $12.73     $11.81   $11.57      $10.00
------------------------------------------ -------- ---------- -------- ----------- -----------
     Income from Operations:
       Net Investment Income(1)               0.19     0.30       0.22     0.25        0.13
       Net Realized and Unrealized Gain
        (Loss) on Investments                (3.45)    0.05^      1.85     0.83        1.55
------------------------------------------ -------- ---------- -------- ----------- -----------
     Total from Operations                   (3.26)    0.35       2.07     1.08        1.68
------------------------------------------ -------- ---------- -------- ----------- -----------
     Dividends and Distributions from:
       Net Investment Income                 (0.19)   (0.29)     (0.22)   (0.25)      (0.11)
       Net Realized Gains                    (0.99)   (1.83)     (0.93)   (0.59)        --
------------------------------------------ -------- ---------- -------- ----------- -----------
     Total Dividends and Distributions       (1.18)   (2.12)     (1.15)   (0.84)      (0.11)
------------------------------------------ -------- ---------- -------- ----------- -----------
     Net Asset Value, End of Period          $6.52   $10.96     $12.73   $11.81      $11.57
------------------------------------------ -------- ---------- -------- ----------- -----------
     TOTAL RETURN+                          (28.51)%++ 1.37%     18.30%    9.78%++   16.86%++
------------------------------------------ ------------------- -------- ----------- -----------
     RATIOS AND SUPPLEMENTAL DATA
------------------------------------------ -------- ---------- -------- ----------- -----------
     Net Assets, End of Period (Thousands) $50,394  $74,026    $77,836  $70,129     $67,698
------------------------------------------ -------- ---------- -------- ----------- -----------
     Ratio of Expenses to Average
        Net Assets (including waivers and
        reimbursements, excluding fees
        paid indirectly)                      1.30%    1.15%      1.19%    1.30%       1.26%**
------------------------------------------ -------- ---------- -------- ----------- -----------
     Ratio of Expenses to Average
        Net Assets (excluding waivers,
        reimbursements and fees
        paid indirectly)                      1.44%    1.15%      1.19%    1.30%       1.37%**
------------------------------------------ -------- ---------- -------- ----------- -----------
     Ratio of Net Investment Income
        to Average Net Assets                 2.87%    2.49%      1.79%    2.18%       2.05%**
------------------------------------------ -------- ---------- -------- ----------- -----------
     Portfolio Turnover Rate                    72%      66%        84%      54%         35%***
------------------------------------------ -------- ---------- -------- ----------- -----------


+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Total return would have been lower had certain fees not been waived by the Adviser during the period.
^ The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.
*   Commenced operations on December 22, 2004.
**  Annualized
*** Portfolio turnover rate is for the period indicated and has not been annualized.  Excludes effect of in-kind  transfers.
(1) Per share data calculated using average shares  method.

Amounts designated as "--" are $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                          REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER
W. H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-866-342-7058

BY INTERNET: www.whreaves.com

BY MAIL: Reaves Select Research Fund P.O. Box 219009 Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 WHR-PS-001-0600

                       THE ADVISORS' INNER CIRCLE FUND II


REAVES SELECT RESEARCH FUND
INVESTOR CLASS SHARES


PROSPECTUS                                                     NOVEMBER 30, 2009




                             W.H. REAVES & COMPANY
                             INVESTMENT MANAGEMENT


                                                 INVESTMENT ADVISER:

                                                 W.H. REAVES & CO., INC.





  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

The Reaves Select Research Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Investor Class Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                          PAGE
FUND SUMMARY ..............................................................  1
PRINCIPAL INVESTMENT STRATEGY .............................................  1
PRINCIPAL RISKS ...........................................................  2
PERFORMANCE INFORMATION ...................................................  3
FUND FEES AND EXPENSES ....................................................  5
MORE INFORMATION ABOUT RISK ...............................................  7
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................  8
INFORMATION ABOUT PORTFOLIO HOLDINGS ......................................  9
INVESTMENT ADVISER ........................................................  9
PORTFOLIO MANAGERS ........................................................ 10
HISTORICAL PERFORMANCE DATA OF THE ADVISER ................................ 10
PURCHASING AND SELLING FUND SHARES ........................................ 14
OTHER POLICIES ............................................................ 20
DISTRIBUTION OF FUND SHARES ............................................... 23
SHAREHOLDER SERVICING ARRANGEMENTS ........................................ 24
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... 24
DIVIDENDS AND DISTRIBUTIONS ............................................... 25
TAXES ..................................................................... 26
FINANCIAL HIGHLIGHTS ...................................................... 27
HOW TO OBTAIN MORE INFORMATION
  ABOUT THE FUND ...................................................BACK COVER

REAVES SELECT RESEARCH FUND

FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL                   Total return from income and capital growth

INVESTMENT FOCUS                  Common stock

SHARE PRICE VOLATILITY            Medium to High

PRINCIPAL INVESTMENT STRATEGY     Investing in securities of companies in the
                                  utilities and energy industries

INVESTOR PROFILE                  Investors who seek growth of capital and
                                  income and are willing to bear the risk of investing in equity securities in order to seek above-average gains

PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------

    The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for: (i) the generation, transmission or distribution of electricity, gas or water; or (ii) telecommunications activities ("Utilities" or the "Utilities Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund may also invest in master limited partnerships involving such companies. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the industries described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach.
    W. H. Reaves & Co., Inc. (the "Adviser") may sell a holding if its prospects for growth and income decline or when the Adviser deems it to be an unattractive investment.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or the Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or the Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

    Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that the Adviser believes hold the most total return potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.


    The small and medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

    Because of its active trading strategy, the Fund's portfolio turnover rate and transaction costs will generally be higher than those of funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gains distributions.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


    The bar chart shows how the performance of the Fund's Investor Class Shares has varied from calendar year to calendar year.


                               [BAR GRAPH OMITTED]


                   18.71%        21.38%          (40.82)%
                    2006          2007           2008


                    BEST QUARTER            WORST QUARTER
                       8.52%                  (23.21)%
                   (06/30/2008)             (09/30/2008)


    The performance information shown above is based on a calendar year. The Fund's performance for Investor Class Shares from 01/01/2009 to 09/30/2009 was 14.17%.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2008 to those of the S&P 500 Index and the S&P 500 Utilities Index.


Investor Class Shares                             1 Year   Since Inception(1)
-----------------------------------------------------------------------------
 Fund Returns Before Taxes                        (40.82)%      (1.85)%
-----------------------------------------------------------------------------
 Fund Returns After Taxes on Distributions(2)     (43.13)%      (4.16)%
-----------------------------------------------------------------------------
 Fund Returns After Taxes on Distributions and
   Sale of Fund Shares(2,3)                       (25.26)%      (1.48)%
-----------------------------------------------------------------------------
 S&P 500 Index (reflects no deduction for fees,
    expenses or taxes)                            (37.00)%      (5.00)%
-----------------------------------------------------------------------------
 S&P 500 Utilities Index (reflects no deduction
   for fees, expenses or taxes)                   (28.99)%       3.45%
-----------------------------------------------------------------------------

    (1) Investor Class Shares were offered beginning March 30, 2005. Index returns calculated from March 31, 2005.

    (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    (3) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


WHAT IS AN INDEX?

    An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The S&P 500 Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

    THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD INVESTOR CLASS SHARES OF THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                            None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage
  of offering price)                                              None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable) (1)                                                 None
--------------------------------------------------------------------------------

    (1) Your proceeds can be wired to your bank account (may be subject to a $10 fee), by ACH, or by check to your address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.68%
Acquired Fund Fees and Expenses                                  0.01%
                                                                 -----
Total Annual Fund Operating Expenses(1,2)                        1.69%
--------------------------------------------------------------------------------

    (1) The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.55% of the Fund's Investor Class Shares' average daily net assets. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.55% to recapture all or a portion of its expense reductions and reimbursements made during the preceding three-year period.

    (2) The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expense incurred by the Fund, not the indirect costs of investing in acquired funds.

    For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:


                  1 Year     3 Years     5 Years     10 Years
    ----------------------------------------------------------------------------
                   $172       $533        $918       $1,998

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

    The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

    EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, master limited partnerships, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

    o MASTER LIMITED PARTNERSHIPS ("MLPS") -- MLPs are limited part- nerships in which the ownership units are publicly traded. MLP units are registered with the U. S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.

    FOREIGN SECURITY RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

    The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

    This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


    The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio holdings information described above can be found on the internet at http://aicfundholdings.com/reaves. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

    The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


    W.H. Reaves & Co., Inc., founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. As of September 30, 2009, the Adviser had approximately $1.5 billion in assets under management.

    For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.55% of the Fund's Investor Class Shares' average daily net assets. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.55% to recapture all or a portion of its reductions and reimbursements made during the preceding three-year period. For the fiscal year ended July 31, 2009, the Fund paid 0.62% of its average daily net assets in advisory fees to the Adviser.

    A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2009.


PORTFOLIO MANAGERS

    The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.


    Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 37 years of investment experience.

    Mr. Ronald J. Sorenson has served as Vice Chairman and Chief Executive Officer of the Adviser since September 2005 and as Chief Investment Officer of the Adviser since November 2002. Previously, he served as Executive Vice President of the Adviser from November 2002 to September 2005 and as Vice President of the Adviser from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 25 years of investment experience.


    The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

    The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million ("Equity Accounts"), managed by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio managers' discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the Adviser's assets under management. A complete list and description of the Adviser's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

    The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

    The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

    The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund's performance record can be found on page 2. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                            Adviser's Composite
     Time Period             (equity and cash)          S&P 500(2)       S&P Utilities Index(3)
     ------------------------------------------------------------------------------------------
     Average Annual Returns (as of 12/31/08)
     1 Year                       (35.2)%                (37.0)%                 (29.0)%
     3 Year                        (0.5)%                 (8.4)%                   0.9%
     5 Year                         7.2%                  (2.2)%                   8.3%
     10 Year                        4.8%                  (1.4)%                   2.9%
     15 Year                        8.7%                   6.5%                    6.5%
     20 Year                       10.1%                   8.4%                    8.6%
     1/1/78 -- 12/31/08(4)         13.4%                  10.9%                   11.3%
     Cumulative Returns
     1/1/78 -- 12/31/08(4)      4,800.9%               2,339.0%                2,636.4%




THE ADVISER'S COMPOSITE CHARACTERISTICS
(THROUGH DECEMBER 31, 2008)

                  No. of           Total          As a % of        Total Managed    Standard
     Year        Accounts        (in $ mil)     Total Managed        (in $ mil)   Deviation(5)
     -----------------------------------------------------------------------------------------
     1978            1              $1.4            100%                 $1.4        0.00%
     1979            1               1.9            100%                  1.9        0.00%
     1980            1               2.6            100%                  2.6        0.00%
     1981            6              34.5            100%                 34.5        5.05%
     1982            8              59.1             91%                 64.9        1.46%
     1983           11              99.4             97%                102.5        0.90%
     1984           13             214.7             98%                219.1        1.00%
     1985           17             382.4             90%                424.9        0.77%
     1986           18             510.1             81%                629.8        0.83%
     1987           19             513.8             80%                642.3        0.41%
     1988           20             580.9             81%                717.2        0.27%
     1989           22             871.3             79%              1,012.9        0.65%
     1990           20             760.2             67%              1,134.6        0.56%
     1991           22             808.9             69%              1,172.3        0.43%
     1992           19             735.8             72%              1,021.9        1.07%
     1993           19             810.0             72%              1,125.0        0.34%
     1994           18             741.3             76%                972.0        0.52%
     1995           15             814.3             68%              1,190.5        0.33%
     1996           15             825.3             69%              1,192.8        0.30%
     1997           13             672.6             61%              1,098.0        0.58%
     1998           11             698.9             59%              1,205.9        0.35%
     1999           11             676.4             59%              1,142.6        0.77%
     2000           10             789.6             59%              1,337.5        1.17%
     2001           10             689.0             59%              1,174.6        0.85%
     2002           10             499.4             54%                931.3        1.04%
     2003           10             386.5             41%                932.9        0.68%
     2004            8             420.9             24%              1,726.9        0.56%
     2005            8             451.0             24%              1,875.5        0.49%
     2006            8             546.0             23%              2,414.0        0.16%
     2007           10             637.9             22%              2,904.5        0.24%
     2008           10             359.5             19%              1,859.6        1.12%

ANNUAL RETURNS

                 Adviser's Composite
     Year         (equity and cash)      S&P 500(2)      S&P Utilities(3)
     --------------------------------------------------------------------
     1978               (1.3)%              6.6%              (3.7)%
     1979               30.1%              18.7%              13.5%
     1980               34.5%              32.5%              15.2%
     1981               11.7%              (4.9)%             11.9%
     1982               13.0%              21.4%              26.4%
     1983               34.1%              22.4%              20.1%
     1984               25.6%               6.1%              25.9%
     1985               34.9%              31.6%              32.8%
     1986               26.2%              18.6%              28.4%
     1987               (0.4)%              5.1%              (2.9)%
     1988               15.0%              16.1%              18.2%
     1989               38.7%              31.5%              47.0%
     1990               (2.4)%             (3.1)%             (2.6)%
     1991               12.1%              30.5%              14.5%
     1992               12.1%               7.6%               8.3%
     1993               15.8%              10.1%              14.4%
     1994               (3.3)%              1.3%              (7.9)%
     1995               34.7%              37.6%              41.1%
     1996               10.1%              23.0%               3.1%
     1997               28.3%              33.4%              24.7%
     1998               18.4%              28.6%              14.8%
     1999                2.8%              21.0%              (8.9)%
     2000               25.8%              (9.1)%             59.7%
     2001               (9.5)%            (11.9)%            (30.4)%
     2002              (19.3)%            (22.1)%            (30.0)%
     2003               19.4%              28.7%              26.3%
     2004               23.3%              10.9%              24.3%
     2005               16.6%               4.9%              16.8%
     2006               24.7%              15.8%              21.0%
     2007               22.0%               5.5%              19.4%
     2008              (35.2)%            (37.0)%            (29.0)%


    (1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS([R])). CFAI has not been involved in the preparation or review of this report.
    (2) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
    (3) The S&P Utilities Index is an unmanaged index generally representative of the U.S. mar- ket for utility stocks. The index does not reflect the investment management fees, bro- kerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
    (4) The Adviser's composite began on January 1, 1978. Results are net of fees.
    (5) Asset-Weighted Net of Fees.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

    This section tells you how to purchase and sell (sometimes called "redeem") Investor Class Shares of the Fund.

    Investor Class Shares of the Fund are for individual and retail investors.

HOW TO PURCHASE FUND SHARES

    To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

    All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


    The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."


    The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

    REGULAR MAIL ADDRESS
    Reaves Select Research Fund
    P.O. Box 219009
    Kansas City, MO 64121-9009

    EXPRESS MAIL ADDRESS
    DST Systems, Inc.
    c/o Reaves Select Research Fund
    430 West 7th Street
    Kansas City, MO 64105

BY WIRE


    To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).


    WIRING INSTRUCTIONS
    UMB Bank, N.A.
    ABA #101000695
    Reaves Funds
    DDA Account #9870523965
    Ref: account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

    You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amount of at least $25. To cancel or change a plan, write to the Fund at Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM PURCHASES

    To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

    The Fund's Investor Class Shares' reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


    Fund Name                      Trading Symbol     CUSIP       Fund Code
    ----------------------------------------------------------------------------
    Reaves Select Research Fund       RSRAX        00764Q207        1964

GENERAL INFORMATION

    You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next deter-mined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


    The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early --such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


    In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you buy or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and sale requests, investment information, documentation and money to the Fund on time.

    Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and sale requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


    If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

    NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

    Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


    With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

    There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


HOW TO SELL YOUR FUND SHARES

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


    If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone.


BY MAIL

    To redeem shares by mail, you may contact the Fund directly at: Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Reaves Select Research Fund, 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

    o  The Fund name;

    o  The account number;

    o  The dollar amount or number of shares you wish to redeem;

    o  The account name(s); and

    o  The address to which redemption (sale) proceeds should be sent.

    All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

    If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing. The Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

BY TELEPHONE

    You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

    Call 1-866-342-7058 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

    If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

    Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

    The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

    If your account balance drops below $500 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

    The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

    Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------


EXCESSIVE TRADING POLICIES AND PROCEDURES

    The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

    In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing in exclusively U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.


    In addition, because the Fund invests in small/mid cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

    The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

    o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

    o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

    The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

    Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's, or in certain instances, the financial intermediary's, market-timing policy;
    (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's, or in certain instances, the financial intermediary's, market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION


    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


    What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

    The Fund is required by law to reject your new account application if the required identifying information is not provided.

    In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

    Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

    Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

    The Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

    Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for the Fund's Investor Class Shares is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

    The Fund may compensate financial intermediaries for providing a variety of services to shareholders. "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

    The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

    The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition pro-grams, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund's Statement of Additional Information.

    The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The Fund seeks to declare quarterly dividends at fixed rates approved by the Fund's Board. To the extent that the amount of the Fund's net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund's net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year). If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. The Fund's Board will periodically revisit this dividend policy and will make changes if necessary in accordance with the shareholder's best interests.

    You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

    PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

    The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. If the Fund distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontaxable return of capital that would reduce your cost basis in your Fund shares and would increase your capital gain or decrease your capital loss when you sell your shares.

    Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

    To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

    MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The table that follows presents performance information about Investor Class Shares of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended July 31, 2006, 2007, 2008 and 2009 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. The information provided below for the period ended July 31, 2005 has been derived from the Fund's financial statements, which have been audited by a predecessor independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-342-7058.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     SELECTED PER SHARE DATA & RATIOS
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS


                                               YEAR         YEAR      YEAR        YEAR         PERIOD
                                              ENDED        ENDED      ENDED       ENDED         ENDED
                                             JULY 31,     JULY 31,   JULY 31,    JULY 31,      JULY 31,
     INVESTOR CLASS SHARES                     2009         2008      2007^^       2006         2005*
     -----------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period     $10.96       $12.74     $11.81      $11.57        $10.57
     -----------------------------------------------------------------------------------------------------
     Income from Operations:
       Net Investment Income(1)                 0.17         0.27       0.19        0.22          0.02
       Net Realized and Unrealized Gain/
        (Loss) on Investments                  (3.44)        0.04(^)    1.86        0.83          1.03
     -----------------------------------------------------------------------------------------------------
     Total from Operations                     (3.27)        0.31       2.05        1.05          1.05
     -----------------------------------------------------------------------------------------------------
     Dividends and Distributions from:
       Net Investment Income                   (0.17)       (0.26)     (0.19)      (0.22)        (0.05)
       Net Realized Gains                      (0.99)       (1.83)     (0.93)      (0.59)           --
     -----------------------------------------------------------------------------------------------------
     Total Dividends and Distributions         (1.16)       (2.09)     (1.12)      (0.81)        (0.05)
     -----------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period            $6.53       $10.96     $12.74      $11.81        $11.57
     -----------------------------------------------------------------------------------------------------
     TOTAL RETURN+                            (28.60)%++     1.05%     18.09%       9.49%++       9.97%++
     -----------------------------------------------------------------------------------------------------
     RATIOS AND SUPPLEMENTAL DATA
     -----------------------------------------------------------------------------------------------------
     Net Assets, End of Period (Thousands)    $2,699       $5,376     $4,332      $3,074          $574
     -----------------------------------------------------------------------------------------------------
     Ratio of Expenses to Average
        Net Assets (including waivers and
        reimbursements, excluding fees
        paid indirectly)                        1.55%        1.40%      1.44%       1.65%         1.64%**
     -----------------------------------------------------------------------------------------------------
     Ratio of Expenses to Average
        Net Assets (excluding waivers,
        reimbursements and fees
        paid indirectly)                        1.68%        1.40%      1.44%       1.65%         1.64%**
     -----------------------------------------------------------------------------------------------------
     Ratio of Net Investment Income
        to Average Net Assets                   2.53%        2.19%      1.53%       1.87%         0.40%**
     -----------------------------------------------------------------------------------------------------
     Portfolio Turnover Rate                      72%          66%        84%         54%           35%***
     -----------------------------------------------------------------------------------------------------


    + Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribu- tions or the redemption of Fund shares.
    ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
    ^ The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.
    ^^ Effective August 1, 2006, all existing Class A Shares of the Reaves Select Research Fund were reclassified as Investor Class Shares
    *   Commenced operations on March 30, 2005.
    **  Annualized
    *** Represents the Fund's portfolio turnover rate for the period December
        22, 2004 (commencement of operations of the Fund) through July 31, 2005 and has not been annualized.
    (1) Per share data calculated using average shares method.

    Amounts designated as "--" are $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                          REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER
W. H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: 1-866-342-7058

BY INTERNET: www.whreaves.com

BY MAIL:   Reaves Select Research Fund
           P.O. Box 219009
           Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                 WHR-PS-002-0600

                       STATEMENT OF ADDITIONAL INFORMATION

                             CHAMPLAIN MID CAP FUND
                          CHAMPLAIN SMALL COMPANY FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                NOVEMBER 30, 2009


                               INVESTMENT ADVISER:
                       CHAMPLAIN INVESTMENT PARTNERS, LLC



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust"), the Champlain Mid Cap Fund (the "Mid Cap Fund") and the Champlain Small Company Fund (the "Small Company Fund") ( each, a "Fund" and together, the "Funds"). As of the date of this SAI, Institutional Shares of the Small Company Fund are not available for purchase. Advisor Shares of the Small Company Fund are currently closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. This SAI is incorporated by reference into the prospectus dated November 30, 2009 and should be read in conjunction with the prospectus dated November 30, 2009. Capitalized terms not defined herein are defined in the prospectus.

The financial statements with respect to the Advisor Shares of the Funds for the fiscal year ended July 31, 2009, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Funds' 2009 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-866-773-3238.


                                TABLE OF CONTENTS


THE TRUST......................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................1
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
INVESTMENT LIMITATIONS........................................................10
THE ADVISER...................................................................13
THE PORTFOLIO MANAGERS........................................................13
THE ADMINISTRATOR.............................................................15
THE DISTRIBUTOR...............................................................16
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................16
THE TRANSFER AGENT............................................................17
THE CUSTODIAN.................................................................17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................17
LEGAL COUNSEL.................................................................17
TRUSTEES AND OFFICERS OF THE TRUST............................................17
PURCHASING AND REDEEMING SHARES...............................................22
DETERMINATION OF NET ASSET VALUE..............................................23
TAXES.........................................................................23
FUND TRANSACTIONS.............................................................26
PORTFOLIO HOLDINGS............................................................29
DESCRIPTION OF SHARES.........................................................30
SHAREHOLDER LIABILITY.........................................................30
LIMITATION OF TRUSTEES' LIABILITY.............................................30
PROXY VOTING..................................................................30
CODES OF ETHICS...............................................................31
5% AND 25% SHAREHOLDERS.......................................................31
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1



                                                                 CSC-SX-001-0600

THE TRUST

GENERAL. The Funds are a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Mid Cap Fund in Advisor Shares and the Small Company Fund in Institutional Shares or Advisor Shares; however, the Small Company Fund currently only offers Advisor Shares. In addition, Advisor Shares of the Small Company Fund are closed to investments by new shareholders and financial adviser platforms, other than those by financial advisers with existing clients in the Fund and from clients of retirement or 529 plan providers. The Small Company Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and at the sole discretion of Champlain Investment Partners, LLC (the "Adviser"). The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "The Distributor."


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objectives and principal investment strategies are described in the Funds' prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

CHAMPLAIN MID CAP FUND. The Fund seeks capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of medium-sized companies as described in the prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a

"non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of medium-sized companies.

CHAMPLAIN SMALL COMPANY FUND. The Fund seeks capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of small companies as described in the prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This fundamental policy may not be changed by the Fund's Board of Trustees without the consent of shareholders.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2008 and 2009, the portfolio turnover rates for the Funds were as follows:

-------------------------------------------------------------------------------------
                              PORTFOLIO TURNOVER RATES
-------------------------------------------------------------------------------------
--------------------------------------------------- ---------------- ----------------
FUND                                                     2008             2009
--------------------------------------------------- ---------------- ----------------
--------------------------------------------------- ---------------- ----------------
Champlain Mid Cap Fund                                   0%(1)             55%
--------------------------------------------------- ---------------- ----------------
--------------------------------------------------- ---------------- ----------------
Champlain Small Company Fund                              65%              48%
--------------------------------------------------- ---------------- ----------------

1  For the fiscal period from June 30, 2008 to July 31, 2008.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Service ("S&P") or Moody's Investor Services ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by those Funds, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.



SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Funds will be "covered," which means that the Funds will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Funds write an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Funds is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in
Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - Consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Small Company Fund shall:

7. Invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

In addition, the Mid Cap Fund shall:

7. Under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of medium-sized companies.

Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. The Adviser, Champlain Investment Partners, LLC, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2004 and offers investment management services for institutions and retail clients.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated November 30, 2004, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% and 0.80% of the average daily net assets of the Small Company Fund and the Mid Cap Fund, respectively. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.40% and 1.30% of the average daily net assets of the Small Company Fund and Mid Cap Fund Advisor Shares, respectively. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and 1.40% for the Small Company Fund or 1.30% for the Mid Cap Fund to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. For the fiscal years ended July 31, 2007, 2008 and 2009, the Funds paid the Adviser the following advisory fees:



------------------- ------------------------------------------ -----------------------------------
                                                                    FEES WAIVED AND EXPENSES
                         CONTRACTUAL ADVISORY FEES PAID            REIMBURSED BY THE ADVISER
------------------- ------------------------------------------ -----------------------------------
------------------- ------------- -------------- ------------- ---------- ------------ -----------
FUND                    2007          2008           2009        2007        2008         2009
------------------- ------------- -------------- ------------- ---------- ------------ -----------
------------------- ------------- -------------- ------------- ---------- ------------ -----------
Mid Cap Fund           --(1)         $757(2)       $201,209      --(1)      $757(2)     $72,935
------------------- ------------- -------------- ------------- ---------- ------------ -----------
------------------- ------------- -------------- ------------- ---------- ------------ -----------
Small Company Fund   $1,182,013    $3,106,372     $3,992,941    $99,211     $37,434     $224,056
------------------- ------------- -------------- ------------- ---------- ------------ -----------


-------------------  ------------------------------------------

                          TOTAL FEES PAID TO THE ADVISER
-------------------  ------------------------------------------
-------------------  ------------- -------------- -------------
FUND                     2007          2008           2009
-------------------  ------------- -------------- -------------
-------------------  ------------- -------------- -------------
Mid Cap Fund            --(1)       $0(2), (3)      $128,274
-------------------  ------------- -------------- -------------
-------------------  ------------- -------------- -------------
Small Company Fund    $1,082,802    $3,068,938     $3,768,885
-------------------  ------------- -------------- -------------

1  Not in operation for the period indicated.
2  For the fiscal period from June 30, 2008 to July 31, 2008.
3 For the fiscal period ended July 31, 2008, the Adviser reimbursed the Fund expenses in the amount of $2,836 pursuant to its waiver arrangements with the Fund.


THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each Fund's portfolio mangers' compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Funds' net assets and other client accounts they are managing. Each Fund's portfolio managers also receive benefits standard for all of the Adviser's employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in the Adviser which would entitle them to a portion of the pre-tax profitability of the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


--------------------------------- -------------------------------------------------------------------------
                                                       DOLLAR RANGE OF FUND SHARES(1)
NAME
--------------------------------- -------------------------------------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
                                          MID CAP FUND                      SMALL COMPANY FUND
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
Scott T. Brayman                       $50,001 - $100,000                  $100,001 - $500,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
Daniel B. Butler                       $10,001 - $50,000                    $10,001 - $50,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
Van Harissis                           $50,001 - $100,000                   $10,001 - $50,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
Deborah Healey                         $10,001 - $50,000                    $50,001 - $100,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
David O'Neal                           $10,001 - $50,000                    $50,001 - $100,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- ----------------------------- -------------------------------------------
Finn McCoy                                $0 - $10,000                         $0 - $10,000
--------------------------------- ----------------------------- -------------------------------------------
--------------------------------- -------------------------------------------------------------------------

1 Valuation date is July 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2009.

-----------------------------------------------------------------------------------------------------------------------------------
                              REGISTERED                           OTHER POOLED
                         INVESTMENT COMPANIES                   INVESTMENT VEHICLES                      OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                     NUMBER OF                             NUMBER OF
      NAME           ACCOUNTS         TOTAL ASSETS         ACCOUNTS         TOTAL ASSETS      NUMBER OF ACCOUNTS    TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Scott T. Brayman
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------
Daniel B. Butler
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------
Van Harissis
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------
Deborah Healey
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------
David O'Neal
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------
Finn McCoy
                        5               $858,053              2             $228,733,790           60(1)           $905,943,979
-----------------------------------------------------------------------------------------------------------------------------------

1 The advisory fee for seven of these accounts is based on the performance of the account. As of July 31, 2009, these seven accounts had total assets of $115,896,366.


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

----------------------------------------------- ----------------------------------------------------
      FEE (AS A PERCENTAGE OF AGGREGATE
            AVERAGE ANNUAL ASSETS)                        FUNDS' AVERAGE DAILY NET ASSETS
----------------------------------------------- ----------------------------------------------------
----------------------------------------------- ----------------------------------------------------
                    0.10%                                        First $250 million
----------------------------------------------- ----------------------------------------------------
----------------------------------------------- ----------------------------------------------------
                    0.08%                                        Next $250 million
----------------------------------------------- ----------------------------------------------------
----------------------------------------------- ----------------------------------------------------
                    0.06%                                        Over $500 million
----------------------------------------------- ----------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 per fund of the Champlain funds complex plus an additional $15,000 for each additional class of shares of a fund established after the initial (1) class of shares per Fund.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Funds paid the Administrator following administration fees:



--------------------------- ----------------------------------- ------------------------------- -----------------------------------
                                                                                                         TOTAL FEES PAID
                               CONTRACTUAL FEES PAID                FEES WAIVED BY ADMINISTRATOR         (AFTER WAIVERS)
--------------------------- ----------------------------------- ------------------------------- -----------------------------------
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------
FUND                            2007        2008        2009        2007       2008      2009       2007        2008        2009
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------
Mid Cap Fund                   --(1)      $87(2)      $22,612      --(1)      $0(2)      $0       --(1)       $87(2)     $22,612
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------
Small Company Fund           $129,912    $326,149    $399,897       $0         $0        $0      $129,912    $326,149    $399,897
--------------------------- ----------- ----------- ----------- ----------- ---------- -------- ----------- ----------- -----------

1  Not in operation for the period indicated.
2  For the fiscal period from June 30, 2008 to July 31, 2008.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Advisor Shares of the Funds pay the Distributor an annual fee of up to a maximum amount of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Distribution Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined on the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Funds. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Funds paid the Distributor the following distribution fees:



------------------------------------ ------------------------------------------- --------------------------------------------
FUND                                              12B-1 FEES PAID                    12B-1 FEES RETAINED BY DISTRIBUTOR
------------------------------------ ------------------------------------------- --------------------------------------------
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------
                                         2007           2008           2009          2007           2008           2009
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------
Mid Cap Fund                             --(1)         $237(2)       $62,878         --(1)          $0(2)           $0
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------
Small Company Fund                     $328,337       $862,880      $1,109,149        $0             $0             $0
------------------------------------ -------------- -------------- ------------- -------------- -------------- --------------

1  Not in operation for the period indicated.
2  For the fiscal period from June 30, 2008 to July 31, 2008.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     Institutional International Trust, SEI
                              (since 1991)     of SEI Investments for         Institutional  Investments Trust, SEI
                                               which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI Opportunity    SEI Tax Exempt Trust. Director of SEI Global
                                               Fund, L.P. and SEI             Master Fund plc, SEI Global Assets Fund plc,
                                               Structured Credit Fund, LP.    SEI Global Investments Fund plc, SEI
                                               President and Chief            Investments--Global Funds Services, Limited,
                                               Executive Officer of SEI       SEI Investments Global, Limited, SEI
                                               Alpha Strategy Portfolios,     Investments (Europe) Ltd., SEI Investments--
                                               LP, June 2007 to present.      Unit Trust Management (UK) Limited, SEI
                                                                              Multi-Strategy Funds PLC, SEI Global Nominee
                                                                              Ltd. and SEI Alpha Strategy Portfolios, LP.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The Advisors' Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds, SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976 to        Institutional Investments Trust, Institutional
                                               2003. Counsel to the Trust,    Managed Trust, SEI Liquid SEI Asset Trust, SEI
                                               SEI Investments, SIMC, the     Asset Allocation Trust and SEI Tax Exempt Trust.
                                               Administrator and the          Director of SEI Alpha  Strategy Portfolios, LP
                                               Distributor.                   since June 2007. Director of SEI Investments
                                                                              (Europe), Limited, SEI Investments--Global Funds
                                                                              Services, Limited, SEI Investments Global,
                                                                              Limited, SEI Investments (Asia), Limited and
                                                                              SEI Asset Korea Co., Ltd. Director of the
                                                                              Distributor since 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Charles E. Carlbom            Trustee          Self-Employed Business         Trustee of The Advisors' Inner Circle Fund
(08/20/34)                    (since 2005)     Consultant, Business           and Bishop Street Funds; Director of Oregon
                                               Projects Inc. since 1997.      Transfer Co.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
John K. Darr                  Trustee          Retired. CEO, Office of        Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)     Finance, Federal Home Loan     and Bishop Street Funds, Director of Federal
                                               Bank, from 1992 to 2007.       Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson           Trustee          Retired.                       Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)                                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP. Director,
                                                                              Federal Agricultural Mortgage Corporation
                                                                              (Farmer Mac) since 1997.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Betty L. Krikorian            Trustee          Vice President, Compliance,    Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)     AARP Financial Inc. since      and Bishop Street Funds.
                                               2008. Self-Employed Legal and
                                               Financial Services Consultant
                                               since 2003. Counsel (in-house)
                                               for State Street Bank from
                                               1995 to 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
James M. Storey               Trustee          Attorney, Solo Practiti oner   Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income Trust,
                                                                              SEI Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid Asset
                                                                              Trust, SEI Asset Allocation Trust, SEI Tax
                                                                              Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                              L.P.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's
                                                                              Canadian-registered mutual funds.
----------------------------- ---------------- ------------------------------ ----------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.


o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------- -------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF SHARES
NAME                          DOLLAR RANGE OF FUND SHARES                              (ALL FUNDS)(1)
------------------ --------------------------------------------------- -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Nesher                                    None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Doran                                     None                                                None
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Carlbom                                   None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Darr                                      None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
Johnson                                   None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
Krikorian                                 None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Storey                                    None                                                None
------------------ --------------------------------------------------- -------------------------------------------------
------------------ --------------------------------------------------- -------------------------------------------------
Sullivan                                  None                                                None
------------------ --------------------------------------------------- -------------------------------------------------

1  Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


============================= =================== ======================== ======================== ================================
                                                    PENSION OR RETIREMENT     ESTIMATED ANNUAL
                                  AGGREGATE          BENEFITS ACCRUED AS       BENEFITS UPON          TOTAL COMPENSATION FROM THE
NAME                             COMPENSATION       PART OF FUND EXPENSES       RETIREMENT             TRUST AND FUND COMPLEX(2)
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Robert A. Nesher(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
William M. Doran(1)                   $0                    N/A                      N/A             $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
Charles E. Carlbom                                          N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
John K. Darr                       $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Mitchell A. Johnson                $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Betty L. Krikorian                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
James M. Storey                                             N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
George J. Sullivan                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================

1 A Trustee who is an "interested person" as defined by the 1940 Act. 2 The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson              President          Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                      (since 2008)        President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson             Treasurer, Controller    Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                  and Chief Financial     2005. Manager, SEI Investments, Fund Accounting from
                                  Officer           April 1995 to February 1998 and November 1998 to July
                                (since 2005)        2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery                 Chief Compliance      Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                        Officer           Fund, LP and SEI Alpha Strategy Portfolios, LP since
                                (since 2006)        June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead                 Vice President and     Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                  Assistant Secretary     Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                (since 2007)        Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto             Vice President and     General Counsel and Secretary of SIMC and the            None.
(03/28/68)                  Assistant Secretary     Administrator since 2004.  Vice President of SIMC and
                                (since 1999)        the Administrator since 1999. Vice President and
                                                    Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye                   Vice President       Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                                (since 2004)        from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo                   Vice President       Counsel for SEI Investments since 2007. Associate        None.
(04/29/73)                     and Secretary        Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                (since 2007)        Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker                AML Officer         Compliance Officer and Product Manager of SEI            None.
(08/22/63)                      (since 2008)        Investments since 2005. Vice President of Old Mutual
                                                    Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie                Vice President       Director of Client Service at SEI since 2004.            None.
(03/13/65)                      (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Funds intend to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Funds as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Funds must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Funds' taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Funds control and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.


If the Funds fail to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.


FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Funds to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC. If the Funds' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Funds' dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes each Fund's net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that each Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Funds of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Funds will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of each Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Funds will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Funds make the election, the Funds will report annually to its shareholders the respective amounts per share of each Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Funds paid the following commissions on portfolio transactions:



----------------------------------------- --------------------------- -------------------------- -------------------------
                    FUND                             2007                       2008                       2009
----------------------------------------- --------------------------- -------------------------- -------------------------
----------------------------------------- --------------------------- -------------------------- -------------------------
Champlain Mid Cap Fund                              --(1)                      $488(2)                   $67,829
----------------------------------------- --------------------------- -------------------------- -------------------------
----------------------------------------- --------------------------- -------------------------- -------------------------
Champlain Small Company Fund                       $356,246                   $774,475                   $959,713
----------------------------------------- --------------------------- -------------------------- -------------------------

1  Not in operation for the period indicated.
2  For the fiscal period from June 30, 2008 to July 31, 2008.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended July 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:



------------------------------------- -------------------------------------------- --------------------------------------------
                                                                                       TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                           TOTAL DOLLAR AMOUNT OF BROKERAGE            INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                       COMMISSIONS FOR RESEARCH SERVICES                    RESEARCH SERVICES
------------------------------------- -------------------------------------------- --------------------------------------------
------------------------------------- -------------------------------------------- --------------------------------------------
Champlain Mid Cap Fund                                  $10,911                                    $7,676,074
------------------------------------- -------------------------------------------- --------------------------------------------
------------------------------------- -------------------------------------------- --------------------------------------------
Champlain Small Company Fund                           $205,670                                   $109,000,330
------------------------------------- -------------------------------------------- --------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.



------------------------------------ ----------------------------------- ------------------------------ --------------------------
                                                                                                           PERCENTAGE OF TOTAL
                                           AGGREGATE DOLLAR AMOUNT OF         PERCENTAGE OF TOTAL        BROKERAGE TRANSACTIONS
                                         BROKERAGE COMMISSIONS PAID TO     BROKERAGE COMMISSIONS PAID        EFFECTED THROUGH
                                              AFFILIATED BROKERS             TO AFFILIATED BROKERS         AFFILIATED BROKERS
------------------------------------ ----------------------------------- ------------------------------ --------------------------
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------
          FUND                          2007       2008         2009        2007      2008      2009       2007     2008     2009
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------
Champlain Mid Cap Fund                 --(1)      $0(2)         $0        --(1)     0%(2)       $0       --(1)     0%(2)     0%
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------
Champlain Small Company Fund            $0         $0           $0          0%        0%        $0         0%       0%       0%
------------------------------------ ---------- ----------- ------------ --------- --------- ---------- --------- -------- -------

1  Not in operation for the period indicated.
2  For the fiscal period from June 30, 2008 to July 31, 2008.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended July 31, 2009, the Small Company Fund held $30,550,000 and the Mid Cap Fund held $1,542,000 in debt securities of Morgan Stanley.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.


Each Fund's most recent Annual and Semi-Annual reports are also available, free of charge, on the Funds' website at WWW.CIPVT.COM by clicking the "Products" link on the homepage followed by the applicable link in the "Products" section.


In addition, certain portfolio holdings information for the Funds is available on the Funds' website - WWW.CIPVT.COM - by clicking the "Products" link on the homepage followed by the "Fact Sheet" link in the "Products" section. By clicking these links, you can obtain a list of each Fund's top 10 portfolio holdings as of the end of the most recent calendar quarter. The portfolio holdings information available on the Funds' website includes a top 10 list of the securities owned by the Funds and the percentage of each Fund's overall portfolio represented by a particular security. In addition, the website includes a list of the sectors represented in each Fund's portfolio. The portfolio holdings information on the Funds' website is generally made available 7 to 10 business days following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next calendar quarter.

The information on the Funds' website is publicly available to all categories of persons.

The Funds' policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of each Fund's portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

Currently, the Funds have arrangements to provide additional disclosure of portfolio holdings information to the following third party consultants: the Vanguard Group ("Vanguard") and Arnerich & Massena & Associates ("Arnerich") (each, a "Third Party Consultant" and, together, the "Third Party Consultants"). Each Third Party Consultant analyzes potential investments for its clients and provides its clients with an on-going analysis of such investments. The Adviser's Chief Compliance Officer has authorized disclosure of each Fund's portfolio holdings information to each Third Party Consultant pursuant to a nondisclosure agreement entered into between the Trust, on behalf of the Funds, and each Third Party Consultant. Pursuant to the nondisclosure agreement, each Third Party Consultant is required to: (i) maintain the confidentiality of the information; (ii) maintain procedures reasonably designed to prohibit its employees and agents from using the information to facilitate or assist in any securities transactions or investment program; and (iii) upon the Trust's request, provide evidence reasonably satisfactory to the Trust that demonstrate its adherence to the provisions of the nondisclosure agreement.

The portfolio holdings information is provided to Vanguard on a quarterly basis with a lag of 5 days. The portfolio holdings information is provided to Arnerich on a quarterly basis with a lag of 30 days.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of each Fund's portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX. The Small Company Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling

1-866-773-3238 or by writing to the Small Company Fund at Champlain Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009. For the Mid Cap Fund, beginning August 31, 2009, the Fund's proxy voting record for the most recent 12-month period ended June 30 will be available upon request by calling 1-866-773-3238 or by writing to the Mid Cap Fund at Champlain Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009. Each Fund's Form N-PX is (for the Small Company Fund) or will be (for the Mid Cap Fund) available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 1, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of Advisor Shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.



-------------------------------------- ---------------------------------------- ---------------------- --------------------------
FUND NAME                                      NAME AND ADDRESS                    NUMBER OF SHARES           % OF CLASS
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
Champlain Mid Cap Fund                 National Financial Services LLC             2,564,075.8570               46.07%
                                       FBO Exclusive Benefit Of Customers
                                       Attn Mutual Funds Dept 5th Floor
                                       200 Liberty St
                                       One World Financial Center
                                       New York NY  10281-1003
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       PFPC  Inc As Agent For PFPC Co              2,556,031.8780               45.93%
                                       FBO Morningstar Wrap Program
                                       Customers
                                       Mailstop F4 F760 1a 8
                                       760 Moore Rd
                                       Kng Of Prussa PA  19406-1212
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------

-------------------------------------- ---------------------------------------- ---------------------- --------------------------
FUND NAME                                      NAME AND ADDRESS                    NUMBER OF SHARES           % OF CLASS
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
Champlain Small Company Fund           National Financial Services LLC             17,630,683.2350              32.94%
                                       FBO Exclusive Benefit Of Customers
                                       Attn Mutual Funds Dept 5th Floor
                                       200 Liberty St
                                       One World Financial Center
                                       New York NY  10281-1003
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       Charles Schwab & Co Inc                     11,277,326.4030              21.07%
                                       Special Custody A/C
                                       FBO Customers
                                       Attn Mutual Funds
                                       101 Montgomery St
                                       San Francisco CA  94104-4151
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       Prudential Investments Mgt Svcs             4,410,938.2830               8.24%
                                       FBO Mut Fund Clients Attn Pruchoice
                                       Unit Mail Stop NJ-05-11-20
                                       100 Mulberry St
                                       Gateway Center 3-11th Floor
                                       Newark NJ  07102-4056
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       Pershing LLC                                3,812,838.6960               7.12%
                                       PO Box 2052
                                       Jersey City NJ  07303-2052
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       Ameritrade Inc FBO 9950065291               3,125,685.6030               5.84%
                                       PO Box 2226
                                       Omaha NE  68103-2226
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
-------------------------------------- ---------------------------------------- ---------------------- --------------------------
                                       PFPC Inc As Agent For PFPC TR               2,985,240.5850               5.58%
                                       FBO Morningstar
                                       Wrap Program Customers
                                       Mailstop F4 F760 1a 8
                                       760 Moore Rd
                                       Kng Of Prussa PA  19406-1212
-------------------------------------- ---------------------------------------- ---------------------- --------------------------

                       APPENDIX A - DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Champlain Investment Partners, LLC. (Champlain), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

PROCEDURE

Champlain has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following: VOTING PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to Proxy Manager; o The Proxy Manager will determine which client accounts hold the security to which the proxy relates;

o Absent material conflicts, the appropriate company analyst, or the Proxy Committee, will determine how Champlain should vote the proxy in accordance with applicable voting guidelines; o The Proxy Manager will complete the proxy and vote the proxy in a timely and appropriate manner. DISCLOSURE

o Champlain will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client's proxies, and that clients may request a copy of these policies and procedures.

o The Proxy Manager will also send a copy of this summary to all existing clients who have previously received Champlain's Disclosure Document; or the Proxy Manager may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting. CLIENT REQUESTS FOR INFORMATION

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Manager.

o In response to any request the Proxy Manager will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES - PROXY VOTING PHILOSOPHY

Champlain Investment Partners, LLC ("Champlain") believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

FIDUCIARY RESPONSIBILITY

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

USING MANAGEMENT GUIDANCE

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in many cases, company recommendations may be in conflict with our assessment of sound management practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

POLICY ON BOARD OF DIRECTORS

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company's Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

POLICY ON AUDIT COMMITTEE

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

POLICY ON PROXY CONTEST DEFENSES / ANTI-TAKEOVER MEASURES

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

ANTI-TAKEOVER MEASURES GENERALLY OPPOSED:

o  Classification of the Board of Directors

o  Shareholder rights plans (poison pills)

o  Greenmail

o  Supermajority rules to approve mergers or amend charter or bylaws

o  Authority to place stock with disproportionate voting rights

o  Golden Parachutes

SHAREHOLDER RESOLUTIONS GENERALLY SUPPORTED:

o  Rescind or prohibit any of the above anti-takeover measures

o  Annual voting of directors; repeal classified boards.

o  Adoption of confidential voting o Adoption of cumulative voting

o Redeem shareholder rights plans o Proposals that require shareholder approval of rights plans (poison pills)

POLICY ON CAPITAL STRUCTURE

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

POLICY ON EXECUTIVE AND DIRECTOR COMPENSATION

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

POLICY ON MERGERS AND CORPORATE RESTRUCTURINGS

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

SOCIAL AND ENVIRONMENTAL ISSUES

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

   o  allow shareholder control of corporate charitable contributions

   o  exit the nuclear power business

   o  adopt the MacBride Principles

   o  adopt the Valdez Principles

   o  stop doing business with the US Department of Defense

   o  stop using animals for product testing

   o  make donations to a pro-life or pro-choice advocate

   o  stop donations to a pro-life or pro-choice advocate

   o  move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

CONFLICTS OF INTEREST

o Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

o If a material conflict of interest exists, the Proxy Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

o Champlain will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

The shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

o  These policies and procedures and any amendments;

o  Each proxy statement that Champlain receives;

o  A record of each vote that Champlain casts;

o Any document Champlain created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

o A copy of each written request from a client for information on how Champlain voted such client's proxies, and a copy of any written response.

                       STATEMENT OF ADDITIONAL INFORMATION

                              CLEAR RIVER(SM) FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                NOVEMBER 30, 2009


                               INVESTMENT ADVISER:
                      LOWRY HILL INVESTMENT ADVISORS, INC.



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Clear RiverSM Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the prospectus dated November 30, 2009. Capitalized terms not defined herein are defined in the prospectus. A prospectus may be obtained by writing the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-877-333-0246.


                                TABLE OF CONTENTS


THE TRUST......................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................1
DESCRIPTION OF PERMITTED INVESTMENTS...........................................1
INVESTMENT LIMITATIONS........................................................24
THE ADVISER...................................................................26
THE PORTFOLIO MANAGERS........................................................27
THE ADMINISTRATOR.............................................................28
THE DISTRIBUTOR...............................................................29
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................29
THE TRANSFER AGENT............................................................30
THE CUSTODIAN.................................................................30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................30
LEGAL COUNSEL.................................................................30
TRUSTEES AND OFFICERS OF THE TRUST............................................30
PURCHASING AND REDEEMING SHARES...............................................35
DETERMINATION OF NET ASSET VALUE..............................................36
TAXES ........................................................................36
FUND TRANSACTIONS.............................................................41
PORTFOLIO HOLDINGS............................................................42
DESCRIPTION OF SHARES.........................................................43
SHAREHOLDER LIABILITY.........................................................43
LIMITATION OF TRUSTEES' LIABILITY.............................................43
PROXY VOTING..................................................................44
CODES OF ETHICS...............................................................44
5% AND 25% SHAREHOLDERS.......................................................44
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1


                                                                 LHI-SX-001-0200

THE TRUST


GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

CLEAR RIVER FUND. The Fund seeks long-term capital growth on a tax efficient basis while providing moderate current income. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund's permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

REITS - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as "Equity REITs" and "Mortgage REITs". An "Equity REIT" invests primarily in the fee ownership or leasehold ownership of land and buildings; a "Mortgage REIT" invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

    o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

    o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o  INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o  PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o  EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o  CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with its respective investment strategies, the Fund can invest in foreign securities in a number of ways:

    o It can invest directly in foreign securities denominated in a foreign currency;

    o It can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  It can invest in investment funds.

TYPES OF FOREIGN SECURITIES:


AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.


STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.


Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

    o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o  PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;

    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    o  Closing it out in the secondary market at its current price.

o   SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, the Fund may cover the put option by, among other things:


    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o   COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  have to purchase or sell the instrument underlying the contract;

    o  not be able to hedge its investments; and

    o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.


The Fund intends to invest in ETFs in a manner consistent with the Fund's intention to be taxable as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Adviser, therefore, anticipates monitoring its investments in such ETFs very closely to keep the Fund's non-qualifying income within the acceptable limits so as to maintain its qualification as a regulated investment company. For more information, please see the discussion under "Taxes" below and in the prospectus.

INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the limits described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objective, the Fund may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As is consistent with the Fund's investment objective, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

SPECIAL SITUATIONS


The Fund may invest in securities of companies involved in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Special situations may involve greater risk than is found in the normal course of investing if the special situation does not produce the effect predicted by the Adviser.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.


2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.


5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER


GENERAL Lowry Hill Investment Advisors, Inc., a Minnesota corporation formed in 1986, serves as the investment adviser to the Fund. The Adviser is a subsidiary of Wells Fargo and Co., and is an affiliate of Wells Fargo Bank, N.A. (i.e. Wells Fargo Bank, N.A. d/b/a Lowry Hill). The Adviser's principal place of business is located at 90 South Seventh Street, Suite 5300, Minneapolis, Minnesota 55402. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of July 31, 2009, the Adviser had approximately $4.1 billion in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the

Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance, or negligence generally in the performance of its duties or from its negligent disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.20% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period.


For the fiscal period from Fenruary 3, 2009 to July 31, 2009, the Fund paid the following in advisory fees:


--------------------------------------- -------------------------------------- ----------------------------------------
   CONTRACTUAL ADVISORY FEES PAID            FEES WAIVED BY THE ADVISER            TOTAL FEES PAID TO THE ADVISER
--------------------------------------- -------------------------------------- ----------------------------------------
--------------------------------------- -------------------------------------- ----------------------------------------
              $158,956                                $116,394                                 $42,562
--------------------------------------- -------------------------------------- ----------------------------------------

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the Fund's portfolio managers' compensation consists of a base salary. Additionally, each portfolio manager is a participant in the Lowry Hill Incentive Compensation Plan, which is an incentive pool funded by the profitability of the Adviser (a subsidiary of Wells Fargo and Co.) and Lowry Hill (an affiliate of Wells Fargo Bank N.A.). Individual payments under the Incentive Compensation Plan are based upon each portfolio manager's performance over the past fiscal year, including: (i) client assets managed;
(ii) individual contribution through stock selection; (iii) client retention; and (iv) new business from client additions or new client assets.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



---------------------------------------------- ------------------------------------------------------
NAME                                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
James Steiner                                                    $10,001 - $50,000
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Thomas Hull                                                            None
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Brian Donohue                                                          None
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Douglas Eiden                                                          None
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Jeffrey Erickson                                                $100,001 - $500,000
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Thomas Gunderson                                                $100,001 - $500,000
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Cameron Johnson                                                        None
---------------------------------------------- ------------------------------------------------------
---------------------------------------------- ------------------------------------------------------
Westcott Jones                                                  $50,001 - $100,000
---------------------------------------------- ------------------------------------------------------

1  Valuation date is July 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2009.



------------------------ ----------------------------------- --------------------------------- -------------------------------------
                                     REGISTERED                        OTHER POOLED
                                INVESTMENT COMPANIES               INVESTMENT VEHICLES                    OTHER ACCOUNTS
------------------------ ----------------------------------- --------------------------------- -------------------------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
                              NUMBER OF                          NUMBER OF                         NUMBER OF
      NAME                    ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS       ACCOUNTS          TOTAL ASSETS
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
James Steiner                   0                $0                 0               $0               42            $312,216,671
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Thomas Hull                     0                $0                 0               $0               221           $372,946,440
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Brian Donohue                   0                $0                 0               $0               102           $388,005,402
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Douglas Eiden                   0                $0                 0               $0               116           $262,432,962
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Jeffrey Erickson                0                $0                 0               $0               164           $254,531,457
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Thomas Gunderson                0                $0                 0               $0               71             $33,141,813
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Cameron Johnson                 0                $0                 0               $0               66            $357,865,182
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------
Westcott Jones                  0                $0                 0               $0               221           $577,697,395
------------------------ ---------------- ------------------ ---------------- ---------------- ---------------- --------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

-------------------------------------------------------------------- -----------------------------------------------
     FEE (AS A PERCENTAGE OF AGGREGATE AVERAGE ANNUAL ASSETS)               FUND'S AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------- -----------------------------------------------
-------------------------------------------------------------------- -----------------------------------------------
                               0.12%                                               First $100 million
-------------------------------------------------------------------- -----------------------------------------------
-------------------------------------------------------------------- -----------------------------------------------
                               0.10%                                               Next $150 million
-------------------------------------------------------------------- -----------------------------------------------
-------------------------------------------------------------------- -----------------------------------------------
                               0.08%                                               Next $250 million
-------------------------------------------------------------------- -----------------------------------------------
-------------------------------------------------------------------- -----------------------------------------------
                               0.06%                                               Over $500 million
-------------------------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 per Fund of the Lowry Hill funds complex plus an additional $15,000 for each additional class of shares of a Fund established after the first two (2) classes of shares per Fund.


For the fiscal period from February 3, 2009 to July 31, 2009, the Fund paid the Administrator the following fees:



---------------------------------------------- -------------------------------------------- --------------------------------------
            CONTRACTUAL FEES PAID                   FEES WAIVED BY THE ADMINISTRATOR                   TOTAL FEES PAID
---------------------------------------------- -------------------------------------------- --------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------
                   $49,041                                         $0                                      $49,041
---------------------------------------------- -------------------------------------------- --------------------------------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE CUSTODIAN

Wells Fargo Bank, N.A., 608 2nd Avenue South, 9th Floor, Minneapolis, MN, 55479 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. Under the Custody Agreement, the Fund shall pay Wells Fargo Bank, N.A. 0.02% of the Fund's average daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. Briggs, Bunting& Dougherty, LLP performs annual audits of the Fund's financial statements.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ---------------- ------------------------------ ------------------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                     OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund, Bishop
(08/17/46)                    the Board of     present; currently performs    Street Funds, SEI Daily Income Trust, SEI
                              Trustees(1)      various services on behalf     Institutional International Trust, SEI
                              (since 1991)     of SEI Investments for         Institutional Investments Trust, SEI Institutional
                                               which Mr. Nesher is            Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                               compensated. President and     Allocation Trust and SEI Tax Exempt Trust. Director
                                               Director of SEI Opportunity    of SEI Global SEI Global Master Fund plc, SEI Global
                                               Fund, L.P. and SEI             Assets Fund plc, SEI Global Investments Fund plc,
                                               Structured Credit Fund, LP.    SEI Investments--Global Funds Services, Limited, SEI
                                               President and Chief            Investments Global, Limited, SEI Investments (Europe)
                                               Executive Officer of SEI       Ltd., SEI Investments--Unit Trust Management (UK)
                                               Alpha Strategy Portfolios,     Limited, SEI Multi-Strategy Funds PLC, SEI Global
                                               LP, June 2007 to present.      Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant      Trustee of The Advisors' Inner Circle Fund, Bishop
(05/26/40)                    (since 1992)     since 2003. Partner at         Street Funds, SEI Daily Income Trust, SEI
                                               Morgan, Lewis & Bockius LLP    Institutional International Trust, SEI Institutional
                                               (law firm) from 1976 to        Investments Trust, SEI Institutional Managed Trust,
                                               2003. Counsel to the Trust,    SEI Liquid Asset Trust, SEI Asset Allocation Trust
                                               SEI Investments, SIMC, the     and SEI Tax Exempt Trust. Director of SEI Alpha
                                               Administrator and the          Strategy Portfolios, LP since June 2007. Director of
                                               Distributor.                   SEI Investments (Europe), Limited, SEI
                                                                              Investments--Global Funds Services, Limited, SEI
                                                                              Investments Global, Limited, SEI Investments (Asia),
                                                                              Limited and SEI Asset Korea Co., Ltd. Director of the
                                                                              Distributor since 2003.
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------
Charles E. Carlbom            Trustee          Self-Employed Business         Trustee of The Advisors' Inner Circle Fund and Bishop
(08/20/34)                    (since 2005)     Consultant, Business           Street Funds; Director of Oregon Transfer Co.
                                               Projects Inc. since 1997.
----------------------------- --------------- ------------------------------- ------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------
John K. Darr                  Trustee          Retired. CEO, Office of        Trustee of The Advisors' Inner Circle Fund and Bishop
(08/17/44)                    (since 2008)     Finance, Federal Home Loan     Street Funds, Director of Federal Home Loan Bank of
                                               Bank, from 1992 to 2007.       Pittsburgh and Manna, Inc. (non-profit developer of
                                                                              affordable housing for ownership).
----------------------------- --------------- ------------------------------- ------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------
Mitchell A. Johnson           Trustee          Retired.                       Trustee of The Advisors' Inner Circle Fund, Bishop
(03/01/42)                    (since 2005)                                    Street Funds, SEI Asset Allocation Trust, SEI Daily
                                                                              Income Trust, SEI Institutional International Trust,
                                                                              SEI Institutional Managed Trust, SEI Institutional
                                                                              Investments Trust, SEI Liquid Asset Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                              LP. Director, Federal Agricultural Mortgage
                                                                              Corporation (Farmer Mac) since 1997.
----------------------------- --------------- ------------------------------- ------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------

----------------------------- ---------------- ------------------------------ ------------------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                     OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian            Trustee          Vice President, Compliance,    Trustee of The Advisors' Inner Circle Fund and Bishop
(01/23/43)                    (since 2005)     AARP Financial Inc. since      Street Funds.
                                               2008. Self-Employed Legal and
                                               Financial Services Consultant
                                               since 2003. Counsel (in-house)
                                               for State Street Bank from
                                               1995 to 2003.
----------------------------- --------------- ------------------------------- ------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------
James M. Storey               Trustee          Attorney, Solo Practitioner    Trustee/Director of The Advisors' Inner Circle Fund,
(04/12/31)                    (since 1994)     since 1994.                    Bishop Street Funds, U.S. Charitable Gift Trust, SEI
                                                                              Daily Income Trust, SEI Institutional International
                                                                              Trust, SEI Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid Asset Trust,
                                                                              SEI Asset Allocation Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, L.P.
----------------------------- --------------- ------------------------------- ------------------------------------------------------
----------------------------- --------------- ------------------------------- ------------------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator Securities
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Lending Trust, The Advisors' Inner Circle Fund,
                                               since April 1997.              Bishop Street Funds, SEI Opportunity Fund, L.P., SEI
                                                                              Structured Credit Fund, LP, SEI Daily Income Trust,
                                                                              SEI Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI Institutional
                                                                              Managed Trust, SEI Liquid Asset Trust, SEI Asset
                                                                              Allocation Trust, SEI Tax Exempt Trust and SEI Alpha
                                                                              Strategy Portfolios, LP; member of the independent
                                                                              review committee for SEI's Canadian-registered mutual
                                                                              funds.
----------------------------- --------------- ------------------------------- ------------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


BOARD COMMITTEES.  The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



--------------------------- --------------------------------------------------- --------------------------------------------------
NAME                                   DOLLAR RANGE OF FUND SHARES              AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)(1)
--------------------------- --------------------------------------------------- --------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Nesher                                             None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Doran                                              None                                               None
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------- --------------------------------------------------- --------------------------------------------------
Carlbom                                            None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Darr                                               None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Johnson                                            None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
Krikorian                                          None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Storey                                             None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------
--------------------------- --------------------------------------------------- --------------------------------------------------
Sullivan                                           None                                               None
--------------------------- --------------------------------------------------- --------------------------------------------------

1   Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

============================= =================== ======================== ======================== ================================
                                                    PENSION OR RETIREMENT    ESTIMATED ANNUAL
                                  AGGREGATE          BENEFITS ACCRUED AS      BENEFITS UPON           TOTAL COMPENSATION FROM THE
NAME                             COMPENSATION       PART OF FUND EXPENSES       RETIREMENT            TRUST AND FUND COMPLEX(2)
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Robert A. Nesher(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
William M. Doran(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Charles E. Carlbom                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
John K. Darr                       $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Mitchell A. Johnson                $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Betty L. Krikorian                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                   $32,855 for service on one (1)
James M. Storey                    $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
George J. Sullivan                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================

1   A Trustee who is an "interested person" as defined by the 1940 Act.
2   The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson              President          Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                      (since 2008)        President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson             Treasurer, Controller    Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                  and Chief Financial     2005. Manager, SEI Investments, Fund Accounting from
                                  Officer           April 1995 to February 1998 and November 1998 to July
                                (since 2005)        2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery                 Chief Compliance      Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                        Officer           Fund, LP and SEI Alpha Strategy Portfolios, LP since
                                (since 2006)        June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- ----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- ----------------------
------------------------- ------------------------- -------------------------------------------------------- ----------------------
Carolyn Mead                 Vice President and     Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                  Assistant Secretary     Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                (since 2007)        Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto             Vice President and     General Counsel and Secretary of SIMC and the            None.
(03/28/68)                  Assistant Secretary     Administrator since 2004. Vice President of SIMC and
                                (since 1999)        the Administrator since 1999. Vice President
                                                    and Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye                   Vice President       Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                                (since 2004)        from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo                   Vice President       Counsel for SEI Investments since 2007. Associate        None.
(04/29/73)                     and Secretary        Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                (since 2007)        Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker                AML Officer         Compliance Officer and Product Manager of SEI            None.
(08/22/63)                      (since 2008)        Investments since 2005. Vice President of Old Mutual
                                                    Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie                Vice President       Director of Client Service at SEI since 2004.            None.
(03/13/65)                      (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


In order to be taxable as a RIC, the Fund must (i) meet certain requirements (discussed below); and (ii) distribute at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) (the "Distribution Requirement"). One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. As discussed above, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.


FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Dividends received by the Fund from an ETF taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such RIC. Dividend income that the Fund receives from REITs, if any, generally will not be treated as qualified dividend income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held for by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income and capital gain distributions.


Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


INVESTMENT IN CERTAIN ETFS. The Fund intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should satisfy the qualifying income test with respect to the Fund's qualification as a RIC. However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income. The Adviser anticipates monitoring its investments in such ETFs very closely to keep the Fund's non-qualifying income within the acceptable limits, but it is possible that if such income is more than anticipated that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.


FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.




With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Options on "broad based" securities indices are classified as "non-equity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund will be liable for federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund is able and elect to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Funds' pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example,
(i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The Internal Revenue Service (the "IRS") has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACK-UP WITHHOLDING. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

FOREIGN SHAREHOLDERS. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under recent legislation, the Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity" (a "qualified investment entity" includes entities taxable as RICs if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations), and (ii) you are a foreign shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by the Fund are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring foreign shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a foreign shareholder is subject to the same treatment referenced in the preceding paragraph.

Foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal period from February 3, 2009 (commencement of operations) to July 31, 2009, the Fund paid $70,968 in aggregate brokerage commissions on portfolio transactions.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal period from February 3, 2009 (commencement of operations) to July 31, 2009, the Fund paid $68,969 on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period from February 3, 2009 (commencement of operations) to July 31, 2009, the Fund did not pay any aggregate brokerage commissions on fund transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of July 31, 2009, the Fund did not hold any securities of its regular broker dealers.


PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. Beginning August 31, 2009, the Fund's proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-877-333-0246 or by writing to the Fund at Clear River Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009. The Fund's Form N-PX will also be available on the SEC's website at WWW.SEC.GOV.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 1, 2009, there are no shareholders of record who owned 5% or more of the Fund to report.

                       APPENDIX A - DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURE

                         LOWRY HILL INVESTMENT ADVISORS

                       PROXY VOTING POLICY AND PROCEDURES

When voting proxies on behalf of our clients, Lowry Hill Investment Advisors (LOWRY HILL) assumes a fiduciary responsibility to vote in our clients' best interests. In addition, LOWRY HILL acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, LOWRY HILL, in conjunction with its affiliate Wells Fargo Bank N.A., has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES

LOWRY HILL acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, LOWRY HILL, in conjunction with its affiliate Wells Fargo Bank N.A., has retained Institutional Shareholder Services (ISS) to vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that LOWRY HILL votes in the best interest of its clients and insulates LOWRY HILL's voting decisions from any potential conflicts of interest.

There may be occasions when LOWRY HILL, in conjunction with its affiliate Wells Fargo Bank N.A., determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed LOWRY HILL not to vote proxies or direct LOWRY HILL to vote proxies in a certain manner. LOWRY HILL will maintain written instructions from clients with respect to directing proxy votes.

LOWRY HILL also reserves the right to override ISS vote recommendations under certain circumstances. Lowry Hill will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Lowry Hill and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with LOWRY HILL's or its affiliate Wells Fargo Bank N.A.'s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between LOWRY HILL, in conjunction with its affiliate Wells Fargo Bank N.A., and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where LOWRY HILL or Wells Fargo Bank N.A. has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of LOWRY HILL or Wells Fargo Bank N.A. has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If LOWRY HILL or Wells Fargo Bank N.A. learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that LOWRY HILL makes proxy voting decisions based on the best interests of clients. If LOWRY HILL determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

LOWRY HILL has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. LOWRY HILL, in conjunction with its affiliate Wells Fargo Bank N.A., may change these policies from time to time without providing notice of changes to clients.

    ISS proxy voting policies include:

    1. Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

       o  Election of Directors (uncontested)

       o  Approval of Independent Auditors

       o  Executive Compensation Plans

       o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

    2. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

    3. Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

       o  Reorganizations/Restructurings

       o  Amendments to the Articles of Association

       o Non-Executive Director Compensation Proposals (cash and share based components)

       o  Increasing Borrowing Powers

       o  Debt Issuance Requests

VOTING PROCESS

LOWRY HILL has appointed the Compliance Officer to act as Proxy Coordinator. The Proxy Coordinator, overseen by Operations Management, is responsible for coordinating new account set-up and account changes, acting as liaison with client's custodian banks, making sure that proxies LOWRY HILL is responsible to vote are forwarded to ISS, seeing that ISS is voting assigned client accounts, maintaining appropriate records, monitoring corporate actions and generally overseeing the relationship with ISS.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of LOWRY HILL holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to LOWRY HILL on a quarterly basis. LOWRY HILL will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

PROXY VOTING RECORD

Lowry Hill's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how LOWRY HILL voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

RECORDKEEPING

     Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, LOWRY HILL will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o  Lowry Hill's proxy voting policies and procedures

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by LOWRY HILL)

     o  Records of votes cast on behalf of clients

     o  Records of written client requests for voting information

     o Records of written responses from LOWRY HILL to both written and verbal client requests

     o Any other documents prepared that were material to LOWRY HILL's decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling LOWRY HILL at 1-888-648-8157. The report will be provided free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

                          FROST CORE GROWTH EQUITY FUND
                        FROST DIVIDEND VALUE EQUITY FUND
                          FROST STRATEGIC BALANCED FUND
                 FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
                     FROST HOOVER SMALL-MID CAP EQUITY FUND
                         FROST INTERNATIONAL EQUITY FUND
                          FROST LOW DURATION BOND FUND
                          FROST TOTAL RETURN BOND FUND
                            FROST MUNICIPAL BOND FUND
                     FROST LOW DURATION MUNICIPAL BOND FUND
                     FROST KEMPNER TREASURY AND INCOME FUND
                        FROST LKCM MULTI-CAP EQUITY FUND
                      FROST LKCM SMALL-MID CAP EQUITY FUND



              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                                NOVEMBER 30, 2009


                               INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Frost Core Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Strategic Balanced Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Hoover Small-Mid Cap Equity Fund, the Frost International Equity Fund, the Frost Low Duration Bond Fund, the Frost Total Return Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund, and the Frost LKCM Small-Mid Cap Equity Fund (each, a "Fund" and collectively, the "Funds"), and should be read in conjunction with the Funds' prospectuses, dated November 30, 2009. This SAI is incorporated by reference into the Funds' prospectuses.

The financial statements with respect to the Funds for the fiscal year ended July 31, 2009, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Funds' 2009 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by calling toll-free 1-877-71-FROST (1-877-713-7678).

                                TABLE OF CONTENTS
THE TRUST......................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
INVESTMENT LIMITATIONS........................................................33
THE ADVISER AND SUB-ADVISERS..................................................35
PORTFOLIO MANAGERS............................................................39
THE ADMINISTRATOR.............................................................44
THE DISTRIBUTOR...............................................................45
PAYMENTS TO FINANCIAL INTERMEDIARIES..........................................48
THE TRANSFER AGENT............................................................48
THE CUSTODIAN.................................................................48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................49
LEGAL COUNSEL.................................................................49
TRUSTEES AND OFFICERS OF THE TRUST............................................49
PURCHASING AND REDEEMING SHARES...............................................55
DETERMINATION OF NET ASSET VALUE..............................................56
TAXES    .....................................................................56
FUND TRANSACTIONS.............................................................63
PORTFOLIO HOLDINGS............................................................67
DESCRIPTION OF SHARES.........................................................68
SHAREHOLDER LIABILITY.........................................................68
LIMITATION OF TRUSTEES' LIABILITY.............................................68
PROXY VOTING..................................................................69
CODES OF ETHICS...............................................................69
5% AND 25% SHAREHOLDERS.......................................................69
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1


                                                                 FIA-SX-001-0300

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Class A Shares; however, Class A Shares of the Frost Kempner Treasury and Income Fund, the Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund are currently not available for purchase. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.


HISTORY OF CERTAIN FUNDS. Each Fund, except for the LKCM Frost Hoover Small-Mid Cap Equity Fund, is a successor to a collective investment trust and/or one or more common trust funds (each, a "Predecessor Fund" and collectively, the "Predecessor Funds") of The Frost National Bank formed in San Antonio, Texas. As a result of the conversion from a collective investment trust and/or common trust funds, the Funds assumed all assets and liabilities of the Predecessor Funds. The Predecessor Funds were managed by The Frost National Bank using substantially the same investment objectives, strategies, policies and restrictions as those used by the Funds. Each of the Predecessor Funds reorganized into the Trust in April 2008. A substantial portion of the assets of each Predecessor Fund was transferred to its successor in connection with the Funds' commencement of operations.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments"
section in this SAI.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009, the portfolio turnover rates for each Fund were as follows:



      -------------------------------------------------------------- ------------------ ------------------
      FUND                                                                 2008               2009
      -------------------------------------------------------------- ------------------ ------------------
      Frost Core Growth Equity Fund                                        5%(1)             72%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Dividend Value Equity Fund                                    34%(1)             65%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Strategic Balanced Fund                                        9%(2)             33%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Kempner Multi-Cap Deep Value Equity Fund                      11%(1)               12%
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Hoover Small-Mid Cap Equity Fund                              110%(1)            273%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost International Equity Fund                                     16%(1)             51%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Low Duration Bond Fund                                         8%(1)             56%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Total Return Bond Fund                                        12%(1)             67%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Municipal Bond Fund                                            3%(1)             14%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Low Duration Municipal Bond Fund                              10%(1)             27%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost Kempner Treasury And Income Fund                               0%(1)             114%(3)
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost LKCM Multi-Cap Equity Fund                                    23%(1)               34%
      -------------------------------------------------------------- ------------------ ------------------
      -------------------------------------------------------------- ------------------ ------------------
      Frost LKCM Small-Mid Cap Equity Fund                                27%(1)             88%(3)
      -------------------------------------------------------------- ------------------ ------------------

1 For the fiscal period from April 25, 2008 and June 30, 2008 to July 31, 2008 for Institutional Class Shares and Class A Shares, respectively.
2  For the fiscal period from June 30, 2008 to July 31, 2008.
3  The increased turnover in 2009 was due to increased volatility in the market.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective(s) and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and each Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Each Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by each Fund's investment managers.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Each Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

Each Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which Each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES - With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

SPECIAL CONSIDERATIONS RELATING TO TEXAS MUNICIPAL SECURITIES - The Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund each may invest more than 25% of their total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

    o  payments of interest and principal are more frequent (usually monthly);
       and

    o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.


The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.


SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A Fund will only invest in a security issued by a commercial bank if the bank:

    o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

    o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

    o is a foreign branch of a U.S. bank and each Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o  INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o  PREPAYMENT RISK


This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.


o  EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o  CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.


Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

    o They can invest directly in foreign securities denominated in a foreign currency;

    o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the United States;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

    o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o  PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;

    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

    o  Closing it out in the secondary market at its current price.

o  SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

o   OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o   COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Each Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  have to purchase or sell the instrument underlying the contract;

    o  not be able to hedge its investments; and

    o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If each Fund's investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on each Fund's investment managers expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on each Fund's investment managers expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EXCHANGE-TRADED FUNDS ("ETFS")


The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. The Funds will only invest in these ETFs in a manner consistent with the satisfaction of the qualifying income requirements under requirements under Subchapter M of the Code. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.


INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.


Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds have described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by each Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, each Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Further,

7. The Frost Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax.

8. The Frost Low Duration Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Further,

7. The Frost Low Duration Bond Fund and the Frost Total Return Bond Fund may not change their investment strategies to invest at least 80% of their net assets in fixed income securities without 60 days' prior written notice to shareholders.

8. The Frost Core Growth Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost LKCM Multi-Cap Equity Fund may not change their investment strategies to invest at least 80% of their net assets in equity securities without 60 days' prior written notice to shareholders.

9. The Frost Dividend Value Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies that pay or are expected to pay dividends without 60 days' prior written notice to shareholders.

10. The Frost Hoover Small-Mid Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund may not change their investment strategies to invest at least 80% of their net assets in equity securities of small/mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

11. The Frost Kempner Treasury and Income Fund may not change its investment strategy to invest at least 80% of its net assets in full faith and credit U.S. Treasury obligations without 60 days' prior written notice to shareholders.

12. The Frost International Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of non-U.S. issuers without 60 days' prior written notice to shareholders.

Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER AND SUB-ADVISERS

INVESTMENT ADVISER


Frost Investment Advisors, LLC (the "Adviser" or "Frost"), an affiliate of The Frost National Bank, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, a Delaware limited liability company, was established in December of 2007 and offers investment management services for institutions and retail clients. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, San Antonio, Texas 78205. The Adviser is a subsidiary of The Frost National Bank, a national bank. The Frost National Bank is a subsidiary of Cullen/Frost Bankers, Inc., a Texas Corporation.

The Adviser has delegated the authority to manage the following Funds (the "Sub-Advised Funds") to various sub-advisers as follows (each a "Sub-Adviser" and collectively, the "Sub-Advisers"):

------------------------------------------------------------ -------------------------------------------------
FUND                                                                           SUB-ADVISER
------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------ -------------------------------------------------
Frost International Equity Fund                              Thornburg Investment Management, Inc.
------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------ -------------------------------------------------
Frost  Kempner  Multi-Cap  Deep Value Equity Fund and Frost  Kempner Capital Management, Inc.
Kempner Treasury and Income Fund
------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------ -------------------------------------------------
Frost Hoover Small-Mid Cap Equity Fund                       Hoover Investment Management Co., LLC
------------------------------------------------------------ -------------------------------------------------
------------------------------------------------------------ -------------------------------------------------
Frost LKCM  Multi-Cap  Equity Fund and Frost LKCM Small-Mid  Luther King Capital Management Corporation
Cap Equity Fund
------------------------------------------------------------ -------------------------------------------------

The Adviser monitors the Sub-Advisers to ensure their compliance with the investment policies and guidelines of the Sub-Advised Funds and monitors the Sub-Advisers' adherence to their investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Sub-Advised Funds. The Trust's Board of Trustees (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 5, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates set forth in the table below based on the average daily net assets of each Fund. For its services under the sub-advisory agreements, each Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below (the "Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding certain levels as set forth below (the "Expense Limitation"). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense limitation set forth below to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction. The table below shows the rate of each Fund's investment advisory fee before the Voluntary Fee Reduction, the amount of the Adviser's Voluntary Fee Reduction with respect to each Fund and the investment advisory fee after the Voluntary Fee Reduction and the Adviser's Expense Limitation for each Fund.

---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
                             ADVISORY FEE BEFORE      ADVISER'S                           EXPENSE LIMITATIONS      EXPENSE
                                VOLUNTARY FEE       VOLUNTARY FEE    ADVISORY FEE AFTER     (INSTITUTIONAL       LIMITATIONS
                                  REDUCTION           REDUCTION         FEE REDUCTION        CLASS SHARES)        (CLASS A
FUND                                                                                                               SHARES)
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Core Growth Equity
Fund                                0.80%               0.15%               0.65%                1.25%              1.50%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Dividend Value
Equity Fund                         0.80%               0.15%               0.65%                1.25%              1.50%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Kempner Multi-Cap
Deep Value Equity Fund
                                    0.59%                None               0.59%                1.05%              1.30%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
                             1.00% for assets up                     1.00% for assets
                             to $100 million                         up to $100 million
Frost Hoover Small-Mid Cap   0.85% for assets                        0.85% for assets
Equity Fund                  over $100 million           None        over $100 million           1.55%              1.80%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
                             0.95% for assets up                     0.95% for assets
                             to $150 million                         up to $150 million
Frost International Equity   0.90% for assets                        0.90% for assets
Fund                         over $150 million           None        over $150 million           1.45%              1.70%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Low Duration Bond
Fund                                0.50%               0.20%               0.30%                0.95%              1.20%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Total Return Bond
Fund                                0.50%               0.10%               0.40%                0.95%              1.20%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Municipal Bond Fund
                                    0.50%               0.10%               0.40%                1.05%              1.30%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Low Duration
Municipal Bond Fund                 0.50%               0.20%               0.30%                1.15%              1.40%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Kempner Treasury and
Income Fund
                                    0.35%                None               0.35%                1.05%              1.30%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost LKCM Multi-Cap
Equity Fund                         0.75%                None               0.75%                1.35%              1.60%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost LKCM Small-Mid Cap
Equity Fund                         0.90%                None               0.90%                1.55%              1.80%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------
Frost Strategic Balanced
Fund                                0.70%               0.05%               0.65%                1.35%              1.60%
---------------------------- --------------------- ----------------- -------------------- -------------------- ----------------

For the fiscal year ended July 31, 2009, the Funds paid the Adviser the following advisory fees:



------------------------------------- ------------------------------ ------------------------------- -----------------------------
                                                                                                             TOTAL FEES PAID
FUND                                       CONTRACTUAL FEES PAID         FEES WAIVED BY ADVISER               (AFTER WAIVERS)
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Core Growth Equity Fund                  $1,615,936                       $302,990                      $1,312,946
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Dividend Value Equity Fund               $1,162,168                       $217,908                       $944,260
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Strategic Balanced Fund                   $148,971                        $10,952                        $138,019
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                                     $813,924                           $0                          $813,924
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Hoover Small-Mid Cap Equity
Fund                                            $803,611                           $0                          $803,611
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost International Equity Fund                $1,655,920                          $0                         $1,655,920
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Low Duration Bond Fund                    $663,007                        $265,205                       $397,802
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Total Return Bond Fund                   $1,251,874                       $250,372                      $1,001,502
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Municipal Bond Fund                       $661,209                        $132,240                       $528,969
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Low Duration Municipal Bond
Fund                                            $265,976                        $106,391                       $159,585
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost Kempner Treasury and Income
Fund                                             $86,130                           $0                          $86,130
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost LKCM Multi-Cap Equity Fund                 $83,217                         $1,062                        $82,155
------------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- ------------------------------ ------------------------------- -----------------------------
Frost LKCM Small-Mid Cap Equity Fund             $93,164                         $8,309                        $84,855
------------------------------------- ------------------------------ ------------------------------- -----------------------------


INVESTMENT SUB-ADVISERS

FROST INTERNATIONAL EQUITY FUND


Thornburg Investment Management, Inc. ("Thornburg"), a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 2300 North Ridgetop Road, Santa Fe, NM 87506. As of September 30, 2009, Thornburg had approximately $47.8 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.


FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND


Kempner Capital Management, Inc. ("KCM"), a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor FNB Building, Galveston, Texas, 77550-1503. As of September 30, 2009, KCM had approximately $411.2 million in assets under management. KCM is responsible for the day-to-day management of the Value Fund's and Frost Kempner Treasury and Income Fund's investments.


FROST HOOVER SMALL-MID CAP EQUITY FUND


Hoover Investment Management Co., LLC ("Hoover"), a Delaware limited liability company established in 1997, serves as the sub-adviser to the Frost Hoover Small-Mid Cap Equity Fund. Hoover's principal place of business is located at 600 California Street, Suite 550, San Francisco, California, 94108-2704. As of September 30, 2009, Hoover had approximately $1.2 billion in assets under management. Hoover is responsible for the day-to-day management of the Frost Hoover Small-Mid Cap Equity Fund's investments.

FROST LKCM MULTI-CAP EQUITY FUND AND FROST LKCM SMALL-MID CAP EQUITY FUND


Luther King Capital Management Corporation ("LKCM"), a Delaware corporation established in 1979, serves as the sub-adviser to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. LKCM's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102-4140. As of September 30, 2009, LKCM had approximately $6.7 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost LKCM Multi-Cap Equity Fund's and Frost LKCM Small-Mid Cap Equity Fund's investments.


SUB-ADVISORY AGREEMENTS. The Sub-Advisers and the Adviser have entered into investment sub-advisory agreements dated April 28, 2008, as amended (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, each Sub-Adviser serves as the investment adviser for the Fund(s) for which it is responsible for the day-to-day management, makes investment decisions for such Fund(s) and administers the investment program of such Fund(s), subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreements provide that each Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreements, each Sub-Adviser receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the respective
Funds:


------------------------------------------------- ----------------------------------------------------------
FUND                                              SUB-ADVISORY FEE
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund    0.34%
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost Hoover Small-Mid Cap Equity Fund            0.70% for assets up to $100 million and 0.55% for
                                                  assets over $100 million
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost International Equity Fund                   0.60% for assets up to $150 million and 0.55% for assets
                                                  over $150 million
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost Kempner Treasury and Income Fund            0.25%
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund                  0.50%
------------------------------------------------- ----------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------
Frost LKCM Small-Mid Cap Equity Fund              0.65%
------------------------------------------------- ----------------------------------------------------------


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser and the Sub-Advisers compensate each Fund's portfolio managers for their management of the Funds. Compensation for the Adviser's portfolio managers includes an annual salary, 401(k) retirement plan and, at the discretion of management, an annual bonus and company-wide profit sharing provided for employees of The Frost National Bank. Each portfolio manager of the Adviser currently named in the prospectuses also may own equity shares in the Frost National Bank, the parent company of the Adviser, either directly or through a 401(k) retirement savings plan or a profit sharing plan. Both the salary and potential bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The awarding of a bonus is subjective. Criteria that are considered in formulating a bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the manager's specific fund(s); multiple year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the manager's specific fund(s) and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of the manager's specific fund(s), such benefits accrue from the overall financial performance of the manager's specific fund(s).

Thornburg compensates the Frost International Equity Fund's portfolio managers for their management of the Frost International Equity Fund. The compensation for each portfolio manager includes an annual salary, annual bonus and potential ownership interest in Thornburg. Annual bonuses are based on Thornburg's overall success and the portfolio manager's contribution to that success.

KCM compensates the portfolio managers of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund for their management of the Funds. The compensation for each portfolio manager includes an annual salary and an annual bonus based on each portfolio's percentage of base salaries.

Hoover compensates the portfolio manager of the Frost Hoover Small-Mid Cap Equity Fund for her management of the Fund. The compensation for the portfolio manager consists of a base salary plus the share of the firm's annual net income based upon her ownership percentage and an eligibility to participate in the firm's 401(k) plan.

LKCM compensates the portfolio managers of the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund for their management of the Funds. The compensation for each portfolio manager includes an annual salary and an eligibility to participate in the firm's profit sharing plan/401(k). The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as overall success of the firm in any given year.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds which he/she manages. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

------------------------------------------- --------------------------------------------
NAME                                        DOLLAR RANGE OF FUND SHARES OWNED(1)
------------------------------------------- --------------------------------------------
----------------------------------------------------------------------------------------
FROST
----------------------------------------------------------------------------------------
------------------------------------------- --------------------------------------------
Michael R. Brell                            $1 - $10,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Jeffrey Elswick                             $100,001 - $500,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
C. Murray Fichtner                          $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Ted Harper                                  $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
John Lutz                                   $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Tom L. Stringfellow                         $100,001 - $500,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Alan Tarver                                 $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Brad Thompson                               $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Steven Coker                                $10,001 - $50,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Justin Hopkins                              $1 - $10,000
------------------------------------------- --------------------------------------------
----------------------------------------------------------------------------------------
THORNBURG
----------------------------------------------------------------------------------------
------------------------------------------- --------------------------------------------
William Fries                               None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Wendy Trevisani                             None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Lei Wang                                    None
------------------------------------------- --------------------------------------------
----------------------------------------------------------------------------------------
KCM
----------------------------------------------------------------------------------------
------------------------------------------- --------------------------------------------
Harris L. Kempner, Jr.                      Over $1,000,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
R. Patrick Rowles                           None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
M. Shawn Gault                              None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
HOOVER
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Irene G. Hoover                             None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
LKCM
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
J. Luther King, Jr. None
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Steven R. Purvis                            $100,001 - $500,000
------------------------------------------- --------------------------------------------
------------------------------------------- --------------------------------------------
Paul W. Greenwell                           None
------------------------------------------- --------------------------------------------

1   Valuation date July 31, 2009.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Numbers in parentheses (if any) indicate the accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account. The information below is provided as of July 31, 2009.

---------------------------- ---------------------------- --------------------------------- ----------------------------------
                                REGISTERED INVESTMENT     OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                                      COMPANIES
---------------------------- ---------------------------- --------------------------------- ----------------------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
                              NUMBER OF    TOTAL ASSETS     NUMBER OF      TOTAL ASSETS       NUMBER OF       TOTAL ASSETS
            NAME              ACCOUNTS      (MILLIONS)      ACCOUNTS        (MILLIONS)         ACCOUNTS        (MILLIONS)
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
------------------------------------------------------------------------------------------------------------------------------
FROST
------------------------------------------------------------------------------------------------------------------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Michael R. Brell                  0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Jeffrey Elswick                   0             $0              0               $0                33              $465
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
C. Murray Fichtner                0             $0              0               $0                91             $179.8
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Ted Harper                        0             $0              0               $0               183             $183.4
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
John Lutz                         0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Tom L. Stringfellow               0             $0              0               $0               233              $192
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Steve Coker                       0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Alan Tarver                       0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Brad Thompson                     0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Justin Hopkins                    0             $0              0               $0                0                $0
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
------------------------------------------------------------------------------------------------------------------------------
THORNBURG
------------------------------------------------------------------------------------------------------------------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
William Fries                     28          $25,797          10             $1,692            3,042            $5,823
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Wendy Trevisani                   15          $19,985           8              $776             7,039            $7,893
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Lei Wang                          15          $19,985           4              $741               33             $4,882
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
------------------------------------------------------------------------------------------------------------------------------
KCM
------------------------------------------------------------------------------------------------------------------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Harris L. Kempner, Jr.            0             $0              2               $65               12              $90.7
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
R. Patrick Rowles                 0             $0              2               $65               12              $90.7
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
M. Shawn Gault                    0             $0              2               $65               12              $90.7
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
HOOVER
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Irene G. Hoover                   1           $439.7            3              $24.9              28             $648.2
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
LKCM
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
J. Luther King, Jr.               11           $821             2              $376              196             $1,665
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Steven R. Purvis                  5            $580             0               $0                65              $787
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------
Paul W. Greenwell                 7            $142             0               $0               127              $464
---------------------------- ------------- -------------- -------------- ------------------ --------------- ------------------


CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a Fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and each Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

FROST. Potential conflicts of interest may arise because Frost engages in portfolio management activities for other clients. Frost uses a model portfolio management approach in which all accounts are mirrored to a selected model creating substantially equal treatment in terms of investment strategy and investment opportunity. Frost's trading allocation policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible. If a block trade is filled in different lots with the same broker, where possible, Frost will arrange for these trades to be priced at the average of all of the different lots to ensure that all the account executed at one broker receive the same price.

HOOVER. Potential conflicts of interest may arise because Hoover performs investment management services for other clients. Hoover has adopted a trading aggregation and allocation policy to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The policy covers the procedures for the aggregating of orders for all accounts buying or selling a security on a particular day and the allocation of the resulting transaction among participating accounts on an average price basis in proportion to their participation in the order. If the order is only partially filled, it will be allocated proportionately based on the allocation determination unless the amount acquired within the desired price range is too small, in the portfolio manager's discretion, to make proportionate allocation appropriate.

Additionally, Hoover has adopted a Code of Ethics that governs the personal securities trading activities of all Hoover employees. Trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other actors.

THORNBURG. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Fund's investments and the manager's management of other accounts. These conflicts could include: (i) allocating a favorable investment opportunity to one account but not another; (ii) directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
(iii) giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and (iv) obtaining services from brokers conducting trades for one account, which are used to benefit another account. Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Fund's investments and the manager's management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

KCM. Harris L. Kempner, Jr. is one of three members of Kempner Securities GP LLC, which is the general partner for Kempner Securities LP, one of the clients managed by KCM. He also holds a limited partner interest. The Kempner Securities LP portfolio has different investment objectives than KCM's other clients and is disposed to taking greater risks. Some of the same securities purchased for KCM's value equity clients are also purchased for Kempner Securities LP, but much care is taken to ensure no special treatment is given. Stocks are primarily purchased or sold using "good until cancelled" limit orders with rotated order entry.

LKCM. The portfolio managers will be responsible for managing the Funds, other registered investment companies, other separately managed accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals and, with respect to J. Luther King, Jr., certain pooled investment vehicles. These accounts may have investment objectives, strategies and risk profiles that differ from that of the Funds. The portfolio managers will make investment decisions for each portfolio based on its investment objectives and guidelines, policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one portfolio and not another portfolio (including the Funds), which may affect the performance of such securities across portfolios. The portfolio managers may place securities transactions on behalf of other portfolios that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. LKCM's goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, LKCM has developed a variety of policies and procedures that it believes are reasonably designed to mitigate these conflicts.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Funds under a shareholder servicing arrangement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

-------------------------------------------------------- --------------------------------------------------
           FEE (AS A PERCENTAGE OF AGGREGATE
                AVERAGE ANNUAL ASSETS)                            FUNDS' AVERAGE DAILY NET ASSETS
-------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------- --------------------------------------------------
                         0.10%                                           First $2 billion
-------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------- --------------------------------------------------
                         0.08%                                        $2 billion - $3 billion
-------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------- --------------------------------------------------
                         0.06%                                            Over $3 billion
-------------------------------------------------------- --------------------------------------------------

The initial annual minimum fee will be based upon the number of portfolios launched within the Frost fund complex as of the inception date of the Frost fund complex. The annual minimum fees assume that each portfolio includes up to two classes and are as follows:

    o The annual minimum fee for the Frost fund complex shall be $900,000 for the initial 8 funds.


    o For each additional fund established after the initial 8 funds in the Frost fund complex, the minimum annual fee for administrative services will be increased by $90,000.

    o In the event that a fund is comprised of more than two classes, the Frost fund complex will be subject to an additional annual fee at a rate of $15,000 per class.

For the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009, the Funds paid the Administrator the following administration fees:




------------------------------------- ------------------------------ ------------------------------- -----------------------------
                                       CONTRACTUAL ADMINISTRATION                                      TOTAL FEES PAID (AFTER
                                                FEES PAID             FEES WAIVED BY ADMINISTRATOR             WAIVERS)
--------------------------------- ------------------------------ ------------------------------- -----------------------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
FUND                                       2008           2009            2008            2009           2008           2009
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Core Growth Equity Fund            $61,140        $201,990           $0              $0           $61,140       $201,990
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Dividend Value Equity Fund         $40,531        $145,270           $0              $0           $40,531       $145,270
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Strategic Balanced Fund             $2,690         $21,195           $0              $0           $2,690         $21,195
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                              $45,734        $137,951           $0              $0           $45,734       $137,951
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Hoover Small-Mid Cap Equity
Fund                                     $19,147         $80,360           $0              $0           $19,147        $80,360
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost International Equity Fund
                                         $70,152        $175,762           $0              $0           $70,152       $175,762
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Low Duration Bond Fund             $32,217        $132,600           $0              $0           $32,217        $132,600
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Total Return Bond Fund             $55,394        $250,372           $0              $0           $55,394       $250,372
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Municipal Bond Fund                $32,682        $132,240           $0              $0           $32,682       $132,240
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Low Duration Municipal Bond
Fund                                     $12,499         $53,195           $0              $0           $12,499        $53,195
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost Kempner Treasury and Income
Fund                                      $6,056         $24,609           $0              $0           $6,056         $24,609
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost LKCM Multi-Cap Equity Fund
                                          $5,028         $11,095           $0              $0           $5,028         $11,095
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------
Frost LKCM Small-Mid Cap Equity Fund      $2,567         $10,352           $0              $0           $2,567         $10,352
------------------------------------- --------------- -------------- --------------- --------------- -------------- --------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.


The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009, the Funds paid the Distributor the following distribution fees:



------------------------------------------------------------ --------------------------------- -----------------------------------

FUND                                                                 12B-1 FEES PAID           12B-1 FEES RETAINED BY DISTRIBUTOR
------------------------------------------------------------ --------------------------------- -----------------------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
                                                                  2008             2009             2008              2009
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Core Growth Equity Fund                                    $8,850          $93,453             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Dividend Value Equity Fund                                 $2,335          $33,136             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Strategic Balanced Fund                                    1,469           $14,397             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                   $7,493          $62,523             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Hoover Small-Mid Cap Equity Fund                           $4,440          $43,952             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost International Equity Fund                                  $9,011          $73,321             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Low Duration Bond Fund                                     $5,553          $61,065             $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Total Return Bond Fund                                    $10,423          $124,405            $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Municipal Bond Fund                                          $0              $764              $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Low Duration Municipal Bond Fund                             $0              $722              $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost Kempner Treasury and Income Fund                             $0               $0               $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost LKCM Multi-Cap Equity Fund                                   $0               $0               $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------
Frost LKCM Small-Mid Cap Equity Fund                               $0               $0               $0                $0
------------------------------------------------------------ --------------- ----------------- ---------------- ------------------

DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Class A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

------------------------- ------------ -------------- --------------- -------------- --------------- --------------
                                        $50,000 BUT    $100,000 BUT   $250,000 BUT    $500,000 BUT
                           LESS THAN     LESS THAN      LESS THAN       LESS THAN      LESS THAN       $1,000,000
FUND                        $50,000      $100,000        $250,000       $500,000       $1,000,000      AND OVER(1)
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost Core Growth
Equity Fund                  5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost Dividend Value
Equity Fund                  5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost Kempner Multi-Cap
Deep Value Equity Fund
                             5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Small-Mid Cap Fund
                             5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost International
Equity Fund                  5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost LKCM Multi-Cap
Equity Fund
                             5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost LKCM Small-Mid
Cap Equity Fund
                             5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
------------------------- ------------ -------------- --------------- -------------- --------------- --------------
Frost Strategic
Balanced Fund                5.75%         4.75%          3.75%           2.75%          2.00%           None
------------------------- ------------ -------------- --------------- -------------- --------------- --------------


-------------------------------------- ------------ --------------- -------------- -------------- ---------------
                                                     $100,000 BUT   $250,000 BUT   $500,000 BUT
                                        LESS THAN     LESS THAN       LESS THAN      LESS THAN      $1,000,000
FUND                                     $100,000       $250,000       $500,000      $1,000,000      AND OVER*
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
Frost Low Duration Bond Fund              3.00%         2.75%           2.50%          2.00%           None
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
Frost Total Return Bond Fund              4.50%         3.75%           2.75%          2.00%           None
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
Frost Municipal Bond Fund                 4.50%         3.75%           2.75%          2.00%           None
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
Frost Low Duration Municipal Bond
Fund                                      2.75%         2.50%           2.25%          2.00%           None
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
-------------------------------------- ------------ --------------- -------------- -------------- ---------------
Frost Kempner Treasury and Income
Fund                                      3.00%         2.75%           2.50%          2.00%           None
-------------------------------------- ------------ --------------- -------------- -------------- ---------------


1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Advisers and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Advisers and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Union Bank of California, National Association 475 Samsone Street, 15th Floor, San Francisco, California 94111(the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     SEI  Institutional International Trust, SEI
                              (since           of SEI Investments for         Institutional Investments Trust, SEI
                              1991)            which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI  Opportunity   SEI Tax Exempt Trust. Director of SEI Global
                                               Fund, L.P. and SEI             Master Fund plc, SEI Global Assets Fund plc,
                                               Structured  Credit Fund, LP.   SEI Global Investments Fund plc, SEI
                                               President and Chief            Investments--Global Funds Services, Limited,
                                               Executive Officer of SEI       SEI Investments Global, Limited, SEI
                                               Alpha  Strategy  Portfolios,   Investments (Europe) Ltd., SEI
                                               LP, June 2007 to present.      Investments--Unit Trust Management (UK)
                                                                              Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                              Global Nominee Ltd. and SEI Alpha Strategy
                                                                              Portfolios, LP.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The  Advisors'  Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds,  SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976 to        Institutional Investments Trust, SEI
                                               2003. Counsel to the           Institutional Managed Trust, SEI Liquid
                                               Trust, SEI Investments,        Asset Trust, SEI Asset Allocation Trust
                                               SIMC, the Administrator and    and  SEI Tax Exempt Trust. Director of
                                               the Distributor.               SEI Alpha  Strategy Portfolios, LP since June
                                                                              2007. Director of SEI Investments (Europe),
                                                                              Limited, SEI Investments--Global Funds
                                                                              Services, Limited, SEI Investments Global,
                                                                              Limited, SEI Investments (Asia), Limited and
                                                                              SEI Asset Korea Co., Ltd. Director of the
                                                                              Distributor since 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Charles E. Carlbom            Trustee         Self-Employed Business          Trustee of The  Advisors'  Inner  Circle Fund
(08/20/34)                    (since 2005)    Consultant, Business            and Bishop Street  Funds;  Director of Oregon
                                              Projects Inc. since 1997.       Transfer Co.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
John K. Darr                  Trustee         Retired. CEO, Office of         Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)    Finance, Federal Home Loan      and Bishop Street Funds, Director of Federal
                                              Bank, from 1992 to 2007.        Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Mitchell A. Johnson           Trustee         Retired.                        Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)                                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP.
                                                                              Director, Federal Agricultural Mortgage
                                                                              Corporation (Farmer Mac) since 1997.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Betty L. Krikorian            Trustee         Vice President, Compliance,     Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)    AARP Financial Inc. since       and Bishop Street Funds.
                                              2008. Self-Employed Legal and
                                              Financial Services Consultant
                                              since 2003. Counsel (in-house)
                                              for State Street Bank from
                                              1995 to 2003.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
James M. Storey               Trustee          Attorney,  Solo  Practitioner  Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle  Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income Trust,
                                                                              SEI Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI Institutional
                                                                              Managed Trust, SEI Liquid Asset Trust, SEI
                                                                              Asset Allocation Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, L.P.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation  Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's Canadian-registered
                                                                              mutual funds.
----------------------------- --------------- ------------------------------- ----------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


BOARD COMMITTEES.  The Board has established the following standing committees:


    o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

    o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.

    o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the and of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

   ------------------------- --------------------------------------------------- --------------------------------------------------
   NAME                                 DOLLAR RANGE OF FUND SHARES              AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)(1)
   ------------------------- --------------------------------------------------- --------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES
   --------------------------------------------------------------------------------------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Nesher                                           None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Doran                                            None                                               None
   --------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Carlbom                                          None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Darr                                             None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Johnson                                          None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Krikorian                                        None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Storey                                           None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------
   ------------------------- --------------------------------------------------- --------------------------------------------------
   Sullivan                                         None                                               None
   ------------------------- --------------------------------------------------- --------------------------------------------------

1  Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


============================= =================== ======================== ======================== ================================
                                                    PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                  AGGREGATE          BENEFITS ACCRUED AS        BENEFITS UPON          TOTAL COMPENSATION FROM THE
NAME                             COMPENSATION       PART OF FUND EXPENSES         RETIREMENT           TRUST AND FUND COMPLEX(2)
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Robert A. Nesher(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================

William M. Doran(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Charles E. Carlbom                 $32,855                  N/A                      N/A            $32,855 for service on one
                                                                                                    (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
John K. Darr                       $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Mitchell A. Johnson                $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Betty L. Krikorian                 $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
James M. Storey                    $32,855                   N/A                      N/A           $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
George J. Sullivan                 $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================

1 A Trustee who is an "interested person" as defined by the 1940 Act. 2 The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------- --------------------- ------------------------------------------ ---------------------
      NAME AND        POSITION WITH TRUST                                              OTHER DIRECTORSHIPS
   DATE OF BIRTH       AND LENGTH OF TERM     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            HELD
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Philip T.  Masterson       President        Managing Director of SEI Investments       None.
(03/12/64)                (since 2008)      since 2006. Vice President and Assistant
                                            Secretary of the Administrator from
                                            2004 to 2006. General Counsel of
                                            Citco Mutual Fund Services from 2003
                                            to 2004. Vice President and
                                            Associate Counsel for the
                                            Oppenheimer Funds from 2001 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Michael Lawson             Treasurer,       Director, SEI Investments, Fund            None.
(10/08/60)               Controller and     Accounting since July 2005. Manager, SEI
                        Chief Financial     Investments, Fund Accounting from April
                            Officer         1995 to February 1998 and November 1998
                          (since 2005)      to July 2005.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Russell Emery           Chief Compliance    Chief Compliance Officer of SEI             None.
(12/18/62)                  Officer         Structured  Credit Fund, LP and SEI
                          (since 2006)      Alpha Strategy Portfolios, LP since June
                                            2007. Chief Compliance Officer of SEI
                                            Opportunity Fund, L.P., SEI
                                            Institutional Managed Trust, SEI Asset
                                            Allocation Trust, SEI Institutional
                                            International Trust, SEI Institutional
                                            Investments Trust, SEI Daily Income
                                            Trust, SEI Liquid Asset Trust and SEI
                                            Tax  Exempt Trust since March 2006.
                                            Director of Investment Product
                                            Management and Development, SEI
                                            Investments, since February 2003;
                                            Senior Investment Analyst - Equity
                                            Team, SEI Investments, from March
                                            2000 to February 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Carolyn Mead           Vice President and   Counsel at SEI  Investments since  2007.   None.
(07/08/57)            Assistant Secretary   Associate at Stradley, Ronon, Stevens &
                          (since 2007)      Young from 2004 to 2007. Counsel at ING
                                            Variable Annuities from 1999 to 2002.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Timothy D. Barto       Vice President and   General Counsel and Secretary of SIMC      None.
(03/28/68)            Assistant Secretary   and the Administrator since 2004. Vice
                          (since 1999)      President of SIMC and the Administrator
                                            since 1999. Vice President and
                                            Assistant Secretary of SEI Investments
                                            since 2001. Assistant Secretary of
                                            SIMC, the Administrator and the
                                            Distributor, and Vice President of the
                                            Distributor from 1999 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
James Ndiaye             Vice President     Vice President and Assistant Secretary     None.
(09/11/68)               and Assistant      of SIMC since 2005. Vice President at
                           Secretary        Deutsche Asset Management from 2003 to
                          (since 2004)      2004. Associate at Morgan, Lewis &
                                            Bockius LLP from 2000 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------

--------------------- --------------------- ------------------------------------------ ---------------------
      NAME AND        POSITION WITH TRUST                                              OTHER DIRECTORSHIPS
   DATE OF BIRTH       AND LENGTH OF TERM     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            HELD
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Joseph Gallo             Vice President     Counsel for SEI  Investments since 2007.   None.
(04/29/73)               and Secretary      Associate Counsel at ICMA-RC from 2004
                          (since 2007)      to 2007. Assistant Secretary of The
                                            VantageTrust Company in 2007. Assistant
                                            Secretary of The Vantagepoint Funds from
                                            2006 to 2007.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Andrew S. Decker          AML Officer       Compliance Officer and Product Manager     None.
(08/22/63)                (since 2008)      of SEI Investments since 2005. Vice
                                            President of Old Mutual Capital from
                                            2000 to 2005.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Michael Beattie          Vice President     Director of Client Service at SEI since    None.
(03/13/65)                (since 2009)      2004.
--------------------- --------------------- ------------------------------------------ ---------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").


If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.


FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds (except the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund) from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a regulated investment company will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder.

It is expected that the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund will receive income generally in the form of interest derived from such Fund's investments, and distributions of such earnings will be taxable to shareholders as ordinary income. However, these Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions of long-term capital gains are taxable as capital gains, while distributions of short-term capital gains and net investment income are generally taxable to shareholders as ordinary income.

Because the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, Frost Municipal Bond Fund, and the Frost Low Duration Municipal Bond Fund will receive income generally in the form of interest derived from their investments, none of their dividends are expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.


The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


SPECIAL TAX CONSIDERATIONS FOR SHAREHOLDERS OF THE FROST MUNICIPAL BOND FUND AND THE FROST LOW DURATION MUNICIPAL BOND FUND. The Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund intend to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable them to designate distributions from the interest income generated by investments in municipal obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on nonappropriation lease obligations will be excludable from gross income for federal income tax purposes.

Because the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," these Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Frost Municipal Bond Fund or the Frost Low Duration Municipal Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. These Funds will annually supply shareholders with a report indicating the percentage of the Fund's income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Frost Municipal Bond Fund or the Frost Low Duration Municipal Bond Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Frost Municipal Bond Fund and the Frost Low Duration Municipal Bond Fund, are taken into account in determining whether a portion of such Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal obligations of a state, or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the

United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Based upon its investment objectives, the Frost International Equity Fund may be eligible to make the election.


STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


A Fund's investment in REITs may require the Fund to pass-through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

COMMODITY-LINKED DERIVATIVES. The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006. Each Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Funds may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.


SPECIAL TAX CONSIDERATIONS. In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.


If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

OTHER TAX POLICIES. In certain cases, the Funds will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-------------------------------------------------------------------------------------------------------------
                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-------------------------------------------------------------------------------------------------------------
--------------------------------------------------------- ----------------------- ---------------------------
FUND                                                               2008                      2009
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Core Growth Equity Fund                                    $46,388                   $548,047
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Dividend Value Equity Fund                                 $106,806                  $465,832
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Strategic Balanced Fund                                    $10,365                   $12,821
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                   $77,676                   $60,203
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Hoover Small-Mid Cap Equity Fund                           $177,554                  $531,741
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost International Equity Fund                                  $84,209                   $176,676
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Low Duration Bond Fund                                       $76                        -
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Total Return Bond Fund                                        $0                        -
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Municipal Bond Fund                                           $0                        -
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Low Duration Municipal Bond Fund                              $0                        -
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost Kempner Treasury and Income Fund                              $0                        -
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
Frost LKCM Multi-Cap Equity Fund                                 $15,202                   $19,041
--------------------------------------------------------- ----------------------- ---------------------------
--------------------------------------------------------- ----------------------- ---------------------------
LKCM Small- Mid Fund                                             $20,885                   $41,018
--------------------------------------------------------- ----------------------- ---------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended July 31, 2009, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:



---------------------------------------------- ------------------------------ --------------------------------
                                                                                  TOTAL DOLLAR AMOUNT OF
                                                  TOTAL DOLLAR AMOUNT OF          TRANSACTIONS INVOLVING
FUND                                             BROKERAGE COMMISSIONS FOR       BROKERAGE COMMISSIONS FOR
                                                     RESEARCH SERVICES               RESEARCH SERVICES
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Core Growth Equity Fund                            $548,047                      $304,838,273
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Dividend Value Equity Fund                         $465,832                      $230,750,047
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost  Kempner  Multi-Cap  Deep Value  Equity               $0                              $0
Fund
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Hoover Small-Mid Cap Equity Fund                    $57,158                       $30,514,327
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost International Equity Fund                            $207                          $148,211
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Low Duration Bond Fund                                $0                              $0
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Total Return Bond Fund                                $0                              $0
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Municipal Bond Fund                                   $0                              $0
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Low Duration Municipal Bond Fund                      $0                              $0
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Kempner Treasury and Income Fund                      $0                              $0
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost LKCM Multi-Cap Equity Fund                          $6,037                        $4,333,297
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
LKCM Small- Mid Fund                                      $21,563                       $13,795,669
---------------------------------------------- ------------------------------ --------------------------------
---------------------------------------------- ------------------------------ --------------------------------
Frost Strategic Balanced Fund                             $12,821                       $19,387,127
---------------------------------------------- ------------------------------ --------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.




------------------------------------------------------------ ------------------------ --------------------- -------------------
                                                                                                                PERCENTAGE OF
                                                                AGGREGATE DOLLAR       PERCENTAGE OF TOTAL     TOTAL BROKERAGE
                                                               AMOUNT OF BROKERAGE         BROKERAGE            TRANSACTIONS
                                                               COMMISSIONS PAID TO    COMMISSIONS PAID TO     EFFECTED THROUGH
FUND                                                           AFFILIATED BROKERS      AFFILIATED BROKERS    AFFILIATED BROKERS
------------------------------------------------------------ ------------------------ --------------------- -------------------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
                                                                2008        2009        2008       2009      2008      2009
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Core Growth Equity Fund                                    $0        $394,738      0%        72.0%       0%      80.0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Dividend Value Equity Fund                                 $0        $314,539      0%        67.5%       0%      76.1%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Kempner Multi-Cap Deep Value Equity Fund                   $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Hoover Small-Mid Cap Equity Fund                           $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost International Equity Fund                                  $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Low Duration Bond Fund                                     $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Total Return Bond Fund                                     $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Municipal Bond Fund                                        $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Low Duration Municipal Bond Fund                           $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Kempner Treasury and Income Fund                           $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost LKCM Multi-Cap Equity Fund                                 $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost LKCM Small-Mid Cap Equity Fund                             $0           $0         0%         0%         0%        0%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------
Frost Strategic Balanced Fund                                    $0        $12,821       0%        100%        0%       100%
------------------------------------------------------------ ------------ ----------- ---------- ---------- --------- ---------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, Sub-Advisers, principal underwriter, or any affiliated person of the Funds, the Adviser, the Sub-Advisers or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

Additionally, each Fund publishes a quarterly fact sheet that includes a list of its ten largest portfolio holdings, on a quarterly basis, generally within two
(2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Beginning August 31, 2009, the Funds' proxy voting record for the most recent 12-month period ended June 30th will be available upon request by calling 1-877-71-FROST or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Advisers, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 1, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------- ---------------------------------------------- -------------------- --------------- -----------
                                                                                                 CLASS OF
NAME OF FUND                            NAME AND ADDRESS                  NUMBER OF SHARES        SHARES       % OF CLASS
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Core Growth         SEI Private Trust Company                        1,976,652.7750        Class A       34.33%
Equity Fund               C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        1,789,710.0710        Class A       31.08%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                     1,430,500.3950        Class A       24.84%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE'S Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   423,206.7470         Class A        7.35%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Dividend Value      SEI Private Trust Company                        21,080,408.1090    Institutional    96.65%
Equity Fund               C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        1,253,044.4050        Class A       44.65%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        1,018,927.8330        Class A       36.31%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA 19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         179,079.2070         Class A        6.38%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      157,900.0360         Class A        5.63%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------

------------------------- ---------------------------------------------- -------------------- --------------- -----------
                                                                                                 CLASS OF
NAME OF FUND                            NAME AND ADDRESS                  NUMBER OF SHARES        SHARES       % OF CLASS
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Strategic           SEI Private Trust Company                        1,381,020.5240     Institutional     100%
Balanced Fund             C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         478,372.0320         Class A       57.46%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      177,917.9650         Class A       21.37%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE'S Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   119,181.9530         Class A       14.32%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost LKCM Multi-Cap      SEI Private Trust Company                        1,192,809.6270     Institutional    99.67%
Equity Fund               C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Hoover Small-Mid    SEI Private Trust Company                        12,493,528.2630    Institutional    97.01%
Cap Equity Fund           C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         696,791.2590         Class A       24.30%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      668,661.7210         Class A       23.32%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         636,361.8190         Class A       22.19%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   268,542.0970         Class A        9.37%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   229,064.4510         Class A        7.99%
                          Frost Natl Bank TTEE FBO
                          Pape-Dawson Consulting
                          Engineers 401k Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------

------------------------- ---------------------------------------------- -------------------- --------------- -----------
                                                                                                 CLASS OF
NAME OF FUND                            NAME AND ADDRESS                  NUMBER OF SHARES        SHARES       % OF CLASS
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Kempner Multi-Cap   SEI Private Trust Company                        16,000,866.5690    Institutional    99.59%
Deep Value Equity Fund    C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        1,823,400.4980        Class A       51.90%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         511,565.8970         Class A       14.56%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      479,367.6990         Class A       13.65%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          NFS LLC FEBO                                      347,364.8780         Class A        9.89%
                          Marshall & Ilsley Trust Co NA
                          FBO Bank 98 Dly Rcrdkpg
                          Attn:Mut Funds 11270 W Park Pl
                          Ste 400
                          Milwaukee WI  53224-3638
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   205,003.9470         Class A        5.84%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Low Duration Bond   SEI Private Trust Company                        13,926,654.6200    Institutional    96.05%
Fund                      C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         738,875.2910                       30.07%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989                                                    Class A
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         688,833.5580         Class A       28.03%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      571,085.1300         Class A       23.24%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   257,281.1840         Class A       10.47%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------

------------------------- ---------------------------------------------- -------------------- --------------- -----------
                                                                                                 CLASS OF
NAME OF FUND                            NAME AND ADDRESS                  NUMBER OF SHARES        SHARES       % OF CLASS
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Total Return Bond   SEI Private Trust Company                        23,310,316.9940    Institutional    96.48%
Fund                      C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        3,449,338.8390        Class A       49.79%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        2,062,805.1630        Class A       29.77%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                      862,053.0190         Class A       12.44%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Low Duration        SEI Private Trust Company                        5,700,946.2520     Institutional    99.73%
Municipal Bond Fund       C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          NFS LLC Febo                                       48,971.5960         Class A       90.32%
                          The Dominion Homeowners Assn I
                          10 Dominion Drive
                          San Antonio TX  78257-1246
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          NFS LLC Febo                                       4,015.6170          Class A        7.41%
                          Janie Reddoch TTEE
                          Janie I Reddoch Irrvoc TR
                          U/A 7/30/08
                          730 Bentwood Pl
                          Round Rock TX  78665-1174
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Municipal Bond      SEI Private Trust Company                        14,556,282.6610    Institutional    99.77%
Fund                      C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          NFS LLC Febo                                       48,828.1250         Class A       83.34%
                          The Dominion Homeowners Assn I
                          10 Dominion Drive
                          San Antonio TX  78257-1246
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          NFS LLC Febo                                       8,416.4120          Class A       14.36%
                          Janie Reddoch TTEE
                          Janie I Reddoch Irrvoc TR
                          U/A 7/30/08
                          730 Bentwood Pl
                          Round Rock TX  78665-1174
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------

------------------------- ---------------------------------------------- -------------------- --------------- -----------
                                                                                                 CLASS OF
NAME OF FUND                            NAME AND ADDRESS                  NUMBER OF SHARES        SHARES       % OF CLASS
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost Kempner Treasury    SEI Private Trust Company                        2,204,216.1750     Institutional    99.79%
and Income Fund           C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost LKCM Small-Mid      SEI Private Trust Company                        1,047,402.1520     Institutional    65.43%
Cap Equity Fund           C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          Charles Schwab & Co Inc                           218,629.6480      Institutional    13.66%
                          Special Custody A/C FBO Customers
                          Attn Mutual Funds
                          101 Montgomery St
                          San Francisco CA  94104-4151
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
Frost International       SEI Private Trust Company                        24,869,891.6490    Institutional    96.64%
Equity Fund               C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                        1,873,008.6650        Class A       35.43%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc Agent For                     1,670,661.7230        Class A       31.60%
                          Frost TTEE FBO The 401(K) Stock
                          Purchase Plan For EE's Of Cullen
                          Frost Bankers & Its Affiliates
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          SEI Private Trust Company                         872,605.6750         Class A       16.51%
                          C/O Frost ID 390
                          One Freedom Valley Dr
                          Oaks PA  19456-9989
------------------------- ---------------------------------------------- -------------------- --------------- -----------
------------------------- ---------------------------------------------- -------------------- --------------- -----------
                          GPC Securities Inc As Agent For                   456,151.5800         Class A        8.63%
                          Frost Natl Bank TTEE FBO
                          Cullen/Frost PS Plan
                          PO Box 105117
                          Atlanta GA  30348-5117
------------------------- ---------------------------------------------- -------------------- --------------- -----------

                       APPENDIX A - DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Frost Investment Advisors has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which FIA has voting discretion, including the Frost Investment Advisors Funds. Under the Proxy Voting Policy, Fund shares are to be voted in the best interests of the Funds.

FIA has retained an independent third party (the "Service Firm") to review proxy proposals and to vote proxies in a manner consistent with an approved set of guidelines (the "Proxy Guidelines"). The Proxy Guidelines are provided by the Service Provider and approved by a Proxy Committee, comprised of senior FIA investment and compliance officers. The Proxy Committee annually adopts the Proxy Guidelines concerning various corporate governance issues. The Proxy Committee has the ultimate responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. FIA's Compliance Officer shall monitor the Service Firm to assure that all proxies are being properly voted and appropriate records are being retained.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may overrule the Service Firm and assert its authority to vote the proxies itself in instances where it is in disagreement with the Service Firm. The Proxy Committee may choose to vote contrary to the recommendations of the Service Firm, if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.

Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

FIA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, FIA or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, FIA may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. FIA may also be required to vote proxies for securities issued by Cullen/Frost Bankers, Inc. or its affiliates or on matters in which FIA has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund.

FIA seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service

Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee would normally resolve such conflicts by allowing the Service Firm to vote in accordance with the Proxy Guidelines.

FIA may choose to instruct the Service Firm not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at FIA who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

                      PROXY VOTING POLICIES AND PROCEDURES

            HOOVER INVESTMENT MANAGEMENT CO., LLC PROXY VOTING POLICY

This policy sets forth the position of Hoover Investment Management Co., LLC with regard to the voting of proxies on behalf of our clients.

RESPONSIBILITY

As fiduciaries, it is our responsibility to vote proxies related to our clients' investment portfolios in a prudent manner. For ERISA clients, it is our responsibility to vote proxies in the best interest of the pension plan participants and beneficiaries, and for the exclusive purpose of providing benefits to such participants and beneficiaries. We consider the voting of proxies an integral part of the investment decision-making process, which has the potential to affect the economic value of a security both in the short run and in the long run. Therefore, unless a client specifically reserves the right to vote its own proxies, we will vote all proxies received in sufficient time prior to their deadlines as part of our full discretionary authority over the assets. ERISA clients who wish to vote their own proxies must specifically reserve the right to do so in their plan or trust documents. Only under this condition are we relieved of our fiduciary responsibility to vote proxies. If an ERISA client does not reserve the right to vote proxies, we cannot accept direction from the client or any other party regarding the voting of proxies. Any such advice will not relieve us of our fiduciary liability. We are responsible for instituting proper guidelines and procedures for the voting of proxies and for properly documenting all proxy votes.

PROCEDURES

Effective July 1, 2006, Hoover Investment Management retained the services of Glass, Lewis & Co. for assistance in proxy research, voting and recordkeeping. Because Glass Lewis' proxy voting guidelines were very similar to Hoover's guidelines, Hoover chose to adopt the Glass, Lewis guidelines. For all routine proxy items, Hoover votes with Glass, Lewis' recommendation. When there is a special proxy item (i.e., a proposed merger or a contested item) that Glass, Lewis has designated for a "case-by-case" vote, although Hoover will consider Glass, Lewis' recommendations, we will individually evaluate and discuss those proxy items and may choose to vote differently from the recommendation of Glass, Lewis, if we believe doing so is in the best interest of our clients. We will retain a record of all such deliberations. Hoover retains final authority and fiduciary responsibility for all proxy voting.

Hoover's designated Proxy Officer is the Operations Manager. The Operations Manager, the portfolio manager and relevant analyst will be responsible for reviewing and voting certain case-by-case issues, such as mergers and acquisitions and contested proxy items. The Proxy Officer is responsible for ensuring that proxies are voted consistently across all portfolios.

1.  PROXY VOTING GUIDELINES

Attached is a summary of the Glass, Lewis proxy voting guidelines.

2.  CONFLICTS OF INTEREST

Hoover is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts may arise under the following circumstances:

    o Proxy votes regarding non-routine matters are solicited by a company that has (or whose retirement plans have) an institutional separate account relationship with Hoover or a large investment in an investment fund we manage;

    o Hoover has a material business relationship with a proponent of a proxy proposal, participants in a proxy contest, or directors or director candidates of a company; or

    o A Hoover employee has a personal interest in the outcome of a particular proxy proposal (which might be the case if, for example, a member of a Hoover employee's immediate family were a director or executive officer of the relevant company).

Hoover will seek to resolve all conflicts in its clients' collective best interest. Voting in accordance with the Guidelines described will generally prevent any conflicts that may appear to exist from affecting our voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether Hoover or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of our clients. If there are any potential conflicts, the Proxy Officer will consult with other Hoover senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of our clients.

3.  RECORDKEEPING

As required by the Investment Advisers Act of 1940, Hoover maintains the following records (other than proxy statements on file with the SEC's EDGAR system, or proxy statements and records maintained by Glass, Lewis) for five years:

    o  copies of its proxy voting policies and procedures;

    o  proxy statements received regarding client securities;

    o  records of votes cast on behalf of clients;

    o records of written client requests for proxy voting information and written responses by the adviser to any such written or oral client request; and

    o any documents prepared by the adviser that were material to making a decision as to how to vote or that memorialized the basis for that decision.

Proxy voting reports are available to our clients upon request.

4.  AMENDMENTS TO POLICY

This Proxy Voting Policy will be reviewed annually and may be amended from time to time at the sole discretion of the Managing Member.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

KEMPNER CAPITAL MANAGEMENT PROXY VOTING POLICY

KCM's policy regarding the voting of proxies is to insure that our voting selections are in the best interests of our clients. KCM takes into consideration several issues in the enforcing of this policy.

GENERAL PROXY VOTING POLICY

Since protection of our clients' interest is our most important concern, we vote against management's recommendation on some issues where we feel it is necessary, taking each proposal individually and analyzing its merits. Examples of some voting issues with which we are concerned:

    o  Selection of auditors

       o KCM attempts to take into consideration an auditor's litigation history and current standing in the financial community.

    o  Shareholder Rights.

       o KCM tries to insure that the voting of a proposal does not cause unnecessary dilution of minority shareholder rights.

    o  Stock Issuance Plans

       o KCM approves stock-issuance plans that are tied to earnings growth and stock performance.

The KCM Investment Committee added further specifics to the proxy voting policy in 2006.

KCM will vote:

    o  AGAINST - CUMULATE VOTING

       o KCM believes voting against cumulative voting to be in the best interest of the minority shareholders.

    o  FOR - THE REQUIREMENT OF A MAJORITY FOR ELECTION OF DIRECTORS

       o KCM believes voting for majority voting would give shareholders a meaningful role in the director election process. Under plurality voting standards, a nominee in a director election can be elected with as little as a single affirmative vote, even if a substantial majority of votes cast are "withheld" from that nominee. The majority vote standard would require that a director receive a majority of the vote caste in order to be elected to the Board.

    o AGAINST - SHAREHOLDER PROPOSALS REGARDING POLITICAL AND CHARITABLE CONTRIBUTIONS

o KCM believes company disclosure requirements for political and charitable contributions are sufficient.

    o  FOR - SEPARATION OF CHAIRMAN AND CEO

       o Separation of Chairman and CEO positions are believed to be in the best interest of the shareholders.

    o  FOR - DECLASSIFIED BOARD - ANNUAL ELECTION OF BOARD MEMBERS

       o KCM believes the annual election of Board members to be in the best interest of shareholders.

PROXY DECISION-MAKING PROCESS

Our decisions come as a result of researching the proxy statement and annual report, which accompanied the proxy material as well as continually following the company in general as an investment policy. The ongoing research is the responsibility of the entire portfolio management team, but analyst, Shawn Gault, reviews each proxy statement and gives the final voting instructions to operations personnel.

 It is KCM's policy to:

       o Review all proxy materials on portfolio companies, and to vote those proxies in each election.

       o Resist and vote against efforts by management to concentrate voting control in itself, efforts of management to dilute the percentage ownership of minority shareholders, and attempts by management to enhance their personal economic condition at the expense of shareholders in the case of a merger, buy-out tender, management-led leveraged buy-out or restructuring efforts in whatever form.

       o Support equitable PERFORMANCE or incentive-based stock acquisition programs in favor of management. We believe that a reasonable level of stock ownership by management, to be earned serially over a long period of time, tends to benefit the interests of the minority shareholder.

In light of the ever-increasing number of "social" issue events entered in proxies, KCM votes solely on the considerations outlined above. Specific instructions from the client are honored, and KCM does vote according to those instructions, as long as they are not in direct conflict with prudent investment management. In such a case, the ramifications are discussed with the client before voting.

KCM does NOT vote proxies when the cost of doing so is impractical. The following proxies will NOT be voted:

    o Proxies written in a language other than English, for which no translation has been provided.

    o  Proxies that require travel overseas in order to vote.

    o Proxies for legacy securities held in a new account previously managed by another manager that KCM intends to sell.

    o Proxies for securities held in a portion of client's portfolio that is not managed by KCM.

    o  Proxies for securities on loan that must be recalled in order to vote.

CONFLICTS OF INTEREST

KCM recognizes that conflicts of interest could arise in the proxy decision-making process. For example, if a proponent of a proxy proposal has a business relationship with KCM, or an employee of KCM has a personal interest in the outcome of a matter before shareholders, a conflict could exist.

KCM's compliance policies prohibit employees from serving as a director on the board of any public company, without approval of KCM's Board of Directors. It is KCM's policy not to trade in the securities of any company that has a KCM employee on its Board, so proxy voting would not be an issue. Currently no employees serve on the Boards of any public companies. Harris L. Kempner, Jr. does serve as an advisory director on the Board of Cullen Frost Bankers, Inc. but it is an honorary position only. He does not attend voting Board Meetings or receive non-public information of any kind.

All proxies are reviewed in KCM's weekly Investment Committee Meetings. Any proxies involving a possible conflict of interest will be reviewed thoroughly by the Committee. Outside counsel will be consulted if the Investment Committee deems it prudent, to be sure the proxies are voted in the best interest of KCM's clients.

RECORD KEEPING

Delynn Greene, Vice President of KCM, votes each proxy electronically at the Proxyvote.com website. KCM maintains records on proxies voted for a period of 5 years. These records detail how each proxy was voted and the reasons for any votes against management. Client requests for information on proxies voted are also maintained for a period of 3 years.


The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.


REVISED MARCH, 2007

LUTHER KING CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND GENERAL PRINCIPLES
A. Luther King Capital Management ("LKCM") has been delegated the authority and responsibility to vote the proxies of its investment advisory clients, including both ERISA and non-ERISA clients.

B. LKCM understands that proxy voting is an integral aspect of investment management.
Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.

C. LKCM believes that the following policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with LKCM's fiduciary duty, applicable rules under the Investment Advisers Act of 1940, and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. Notwithstanding the foregoing, LKCM will not vote proxies for any client that retains discretionary authority to vote its proxies or if LKCM otherwise does not have discretionary authority to vote the client's proxies. In such event, it is the responsibility of the client to vote such proxies and to instruct its custodian to mail proxy materials directly to such client accordingly.

II. PROXY VOTING PROCEDURES
A. The Chief Compliance Officer (the "CCO") is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

B. LKCM has engaged Institutional Shareholder Services, Inc. ("ISS") as its voting delegate to: (1) research and make voting determinations in accordance with the policies and procedures described herein;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained discretionary authority to vote proxies, LKCM will instruct custodians of client accounts to forward proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING GUIDELINES

A. LKCM has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the "ISS Voting Guidelines"). LKCM will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, LKCM may determine that it is not in the best interest of its clients to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, LKCM will follow the procedures identified in Section III(C) below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

B. In the event the ISS Voting Guidelines do not address how a proxy should be voted, LKCM will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, LKCM will vote the proxy consistent with the general principles of these policies and procedures and in the client's best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the CCO will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If the CCO determines that any such material conflict of interest may exist, LKCM will follow the procedures identified in Section IV (B) below in connection with the voting of such proxies.

C. There may be circumstances under which LKCM believes that it is in the best interest of clients to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the CCO will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If the CCO determines that any such material conflict of interest may exist, LKCM will follow the procedures identified in
Section IV (B) below in connection with the voting of such proxies.

IV. CONFLICTS OF INTEREST
A. LKCM has obtained a copy of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the "ISS Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. LKCM believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

B. In the event that LKCM or the CCO determines that voting a proxy may present a material conflict of interest between LKCM and the client, LKCM will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the client and obtain written direction from the client as to how to vote the proxy,
(3) suggest that the client engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

C. Notwithstanding the foregoing, LKCM must vote proxies in the best interest of clients when material conflicts of interest may exist with respect thereto.

D. LKCM believes that the foregoing policies and procedures are reasonably designed to address material conflicts of interest that may arise between LKCM and a client as to the manner in which proxies are voted.

V. RECORDKEEPING
LKCM will maintain records relating to the implementation of these policies and procedures, including:

(1) a copy of these policies and procedures, which will be made available to clients upon request;

(2) proxy statements received regarding client securities, which will be satisfied by relying on EDGAR or ISS;

(3) a record of each vote cast, which ISS maintains on LKCM's behalf;

(4) any other document created by LKCM that was material in making a decision to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(5) each written client request for proxy voting records and LKCM's written response with respect thereto.

Such books and records will be maintained at LKCM's offices in an easily accessible place for a period of five years.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Updated: February 23, 2007

THORNBURG INVESTMENT MANAGEMENT INC. AND THORNBURG INVESTMENT TRUST POLICIES AND PROCEDURES MANUAL

PROXY VOTING

POLICY
As a matter of policy and as a fiduciary to their investment clients, TIM has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. TIM's policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. The complete Policy on Proxy Voting adopted by the Companies is attached here to as Exhibit Y. The remainder of this section is a summary of that policy.

    PURPOSE
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

This Policy is intended by TIM to constitute "written policies and procedures" as described in Rule 206(4)--6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

    RESPONSIBILITY
The designated Proxy Voting Coordinator is responsible for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

    PROCEDURE
The Companies have adopted various procedures to implement this policy and reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate which may be summarized as follows:

VOTING OBJECTIVES
The objective of voting a security in each case under the Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy does not prescribe voting requirements or specific voting considerations. Instead, the Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM's personnel on a timely basis in pursuit of the above stated voting objectives. A further element of the Policy is that while voting on all issues presented should be considered, voting on all issues is not required unless specifically directed or required by a Client. It is also important to the pursuit of the Policy's voting objectives that TIM be able to substitute its judgment in any specific situation. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the Policy, except where explicitly prohibited by the Investment Client or the Policy.

PROXY VOTING COORDINATOR DUTIES

    o Collecting and assembling proxy statements and other communications pertaining to proxy voting; together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

    o Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

    o Maintain a list of all accounts, with a specification as to each account whether or not TIM is authorized to vote proxies respecting the account's portfolio securities and provide the appropriate portfolio managers any specific voting instructions from investment clients;

    o Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons;

    o Accumulating Voting Results (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information;

    o Communicate proxy voting information respecting votes on portfolio securities held by investment clients, including investment company clients provide in writing to any investment client requesting information on voting of proxies with respect to portfolio securities 1) name of issuer; 2) ticker symbol and CUSIP number; 3) shareholder meeting date; 4) matter voted on; 5) whether a vote was cast; 6) how the vote was cast;

    o  Participating in the annual review of policy function.

PORTFOLIO MANAGERS
The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

RESOLUTION OF CONFLICTS OF INTEREST
In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

JOINING INSURGENT OR VOTING COMMITTEES
It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

SOCIAL ISSUES
It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling 1-877-71-Frost or by writing to the Funds at Frost Funds P.O. Box 219009 Kansas City, MO 64121-9009. In accordance with Securities and Exchange regulations, all Funds file a record of all proxy voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ERISA ACCOUNTS
In considering proxy votes for ERISA Accounts:

    1. Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

    2. If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan's trustees or other officials.

    3. TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.


ENGAGEMENT OF SERVICE PROVIDERS

Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM. Persons exercising voting authority under the Policy are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of their recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

BOOKS AND RECORDS
In its books and records, the Proxy Voting Coordinator will: Maintain copies of this Policy as from time to time revised or supplemented.

    o Maintain a copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission's EDGAR system.

    o  Maintain voting Results for each Investment Client.

       o Maintain a copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision.

       o Maintain a copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client.

       o Maintain copies of communications to Investment Clients respecting Conflicts of Interest.

In its books and records, the Chief Compliance Officer will:

    o Maintain all written reports arising from annual reviews of policy function.

These items will be maintained for a total period of five years. For the first two years these items will be stored in a designated area at the Companies' principal place of business, after the two-year period they can be moved and stored offsite.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 GRT VALUE FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 30, 2009

                               INVESTMENT ADVISER:
                          GRT CAPITAL PARTNERS, L.L.C.
                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the GRT Value Fund (the "Fund"). This SAI is incorporated by reference into the prospectus dated November 30, 2009 and should be read in conjunction with the Fund's prospectus. Capitalized terms not defined herein are defined in the prospectus.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2009, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-877-GRT-4GRT (1-877-478-4478).

                                TABLE OF CONTENTS
THE TRUST..................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES.............1
DESCRIPTION OF PERMITTED INVESTMENTS.......................................2
INVESTMENT LIMITATIONS....................................................26
THE ADVISER...............................................................28
PORTFOLIO MANAGERS........................................................29
THE ADMINISTRATOR.........................................................30
THE DISTRIBUTOR...........................................................31
PAYMENTS TO FINANCIAL INTERMEDIARIES......................................32
THE TRANSFER AGENT........................................................33
THE CUSTODIAN.............................................................33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................33
LEGAL COUNSEL.............................................................33
TRUSTEES AND OFFICERS OF THE TRUST........................................33
PURCHASING AND REDEEMING SHARES...........................................39
DETERMINATION OF NET ASSET VALUE..........................................39
TAXES.....................................................................40
FUND TRANSACTIONS.........................................................44
PORTFOLIO HOLDINGS........................................................46
DESCRIPTION OF SHARES.....................................................47
SHAREHOLDER LIABILITY.....................................................47
LIMITATION OF TRUSTEES' LIABILITY.........................................48
PROXY VOTING..............................................................48
CODES OF ETHICS...........................................................48
5% AND 25% SHAREHOLDERS...................................................48
APPENDIX A - RATINGS.....................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES........................B-1

                                                                GRT-SX-001-0300

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata shares of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information. The Trust is authorized to offer shares of the Fund in Advisor Class Shares. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective and principal investment strategies are described in the Fund's prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectus.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:

--------------------------------------------------------------------------------
                              PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
--------------------------------------------------- ---------------- -----------
FUND                                                     2008             2009
--------------------------------------------------- ---------------- -----------
--------------------------------------------------- ---------------- -----------
GRT Value Fund                                           4%(1)           95%(2)
--------------------------------------------------- ---------------- -----------
1  For the fiscal period from May 1, 2008 to July 31, 2008.

2 The increased turnover in 2009 reflects: (a) a full 12 months compared to 2008; and (b) increased volatility in the market.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund's permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

|X| Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
|X| Factors affecting an entire industry, such as increases in production costs; and
|X| Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

|X|      payments of interest and principal are more frequent (usually monthly);
         and
|X| falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

|X| has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);
|X|      is a U.S. bank and a member of the Federal Deposit Insurance
         Corporation; and
|X| is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.
An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

|X|      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

|X|      PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

|X|      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

|X|      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with its respective investment strategies, the Fund can invest in foreign securities in a number of ways:

|X| It can invest directly in foreign securities denominated in a foreign currency;
|X| It can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
|X|      It can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

|X| The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
|X| Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
|X| The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
|X| The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

|X| A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

|X| are generally more volatile than, and not as developed or efficient as, those in the United States;

|X|      have substantially less volume;

|X| trade securities that tend to be less liquid and experience rapid and erratic price movements;

|X| have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

|X| employ trading, settlement and custodial practices less developed than those in U.S. markets; and

|X| may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

|X| foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

|X| adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

|X| in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

|X| OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

|X| economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

|X| restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

|X| It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
|X| Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
|X| Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
|X| There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
|X| Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
|X| The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

|X|      Have relatively unstable governments;
|X| Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
|X|      Offer less protection of property rights than more developed countries;
         and
|X| Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

|X|      PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    |X|  Allowing it to expire and losing its entire premium;
    |X| Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
    |X|  Closing it out in the secondary market at its current price.

    |X|      SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    |X| The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
    |X| A call option on the same security or index with the same or lesser exercise price;
    |X| A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
    |X| Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
    |X| In the case of an index, the portfolio of securities that corresponds to the index.

         At the time of selling a put option, the Fund may cover the put option by, among other things:

    |X|  Entering into a short position in the underlying security;
    |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
    |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
    |X|  Maintaining the entire exercise price in liquid securities.

|X|      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

|X|      OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

|X|      COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

|X|      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

|X| Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
|X| Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
|X|      Do not require an initial margin deposit.
|X| May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that the Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

|X|      TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

|X|      EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

|X|      INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

|X|      CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

|X| current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
|X| a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
|X| differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

|X| have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
|X|  have to purchase or sell the instrument underlying the contract;
|X| not be able to hedge its investments; and |X| not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

|X| an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
|X| unusual or unforeseen circumstances may interrupt normal operations of an exchange;
|X| the facilities of the exchange may not be adequate to handle current trading volume; |X| equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
|X| investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

|X|  actual and anticipated changes in interest rates;
|X|  fiscal and monetary policies; and
|X|  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

EXCHANGE-TRADED FUNDS ("ETFS")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objective, the Fund may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As is consistent with the Fund's investment objective, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total net assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GRT Capital Partners, L.L.C., a Delaware limited liability company formed in 2001, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 50 Milk Street, 21st Floor, Boston, Massachusetts 02109. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of September 30, 2009, the Adviser had approximately $200 million in assets under management. The Adviser was founded and is controlled and wholly owned by Gregory B. Fraser, Rudolph K. Kluiber and Timothy A. Krochuk. Biographical information on Gregory B. Fraser, Rudolph K. Kluiber and Timothy A. Krochuk can be found in the prospectus.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated April 30, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 1.30% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. For the fiscal period from May 1, 2008 (commencement of operations) to July 31, 2008, and the fiscal year ended July 31, 2009, the Fund paid the Adviser the following advisory fees:

------------------------------------------- ---------------------------------------- -----------------------------------------
CONTRACTUAL ADVISORY FEES PAID                      FEES WAIVED BY ADVISER               TOTAL FEES PAID (AFTER WAIVERS)
------------------------------------------- ---------------------------------------- -----------------------------------------
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
        2008                  2009                 2008                 2009                2008                 2009
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
       $3,553                $13,001              $3,553              $13,001               $0(1)                $0(1)
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------

1 For the fiscal periods ended July 31, 2008 and 2009, the Adviser reimbursed Fund expenses in the amount of $96,428 and $283,690, respectively, pursuant to its waiver arrangements with the Fund.


PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. The portfolio managers of the Fund are each managing members of the Adviser and are the three founding members and owners of the Adviser. Each portfolio manager's compensation is based on his share, as an owner, of the Adviser's net income from all sources, including management fees the Adviser receives from the Fund and from the Adviser's other clients. The three owners also receive an incentive fee based on the performance of the accounts of certain other clients, excluding the Fund, which does not pay any performance based fee.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act").

-------------------------------------------------------- ------------------------------------------------------------------
NAME                                                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
-------------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------------- ------------------------------------------------------------------
Rudolph K. Kluiber                                                             $500,001 - $1,000,000
-------------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------------- ------------------------------------------------------------------
Gregory B. Fraser                                                               $100,001 - $500,000
-------------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------------- ------------------------------------------------------------------
Timothy A. Krochuk                                                             $500,001 - $1,000,000
-------------------------------------------------------- ------------------------------------------------------------------

1 Valuation date July 31, 2009. Includes, among other shares, indirect beneficial ownership of Fund shares owned by GRT Capital Partners, L.L.C., the Adviser, which, in turn, is owned by the three portfolio managers.

OTHER ACCOUNTS. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. Numbers in parentheses indicate the accounts and the total assets in those accounts for which the advisory fee is based on the performance of the account. The information below is provided as of July 31, 2009.

---------------------------- ------------------------------ ----------------------------- ------------------------------------
           NAME                  REGISTERED INVESTMENT        OTHER POOLED INVESTMENT               OTHER ACCOUNTS
                                       COMPANIES                      VEHICLES
---------------------------- ------------------------------ ----------------------------- ------------------------------------
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
                               NUMBER OF     TOTAL ASSETS     NUMBER OF    TOTAL ASSETS     NUMBER OF        TOTAL ASSETS
                               ACCOUNTS       (MILLIONS)      ACCOUNTS      (MILLIONS)       ACCOUNTS         (MILLIONS)
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
Rudolph K. Kluiber                 0              $0            5(3)         $147(112)          0                 $0
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
Gregory B. Fraser                  0              $0            6(4)         $151(116)          0                 $0
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------
Timothy A. Krochuk                 0              $0            5(3)        $147 (112)          0                 $0
---------------------------- -------------- --------------- -------------- -------------- --------------- --------------------


CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. Additionally, the other accounts may pay compensation to the Adviser and its affiliates which is greater than the compensation paid by the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------- ------------------------------------------------------------
              FEE (AS A PERCENTAGE OF AGGREGATE
                    AVERAGE ANNUAL ASSETS)                                    FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
                            0.12%                                                   First $250 million
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
                            0.10%                                               $250 million - $500 million
--------------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------------
                            0.08%                                                    Over $500 million
--------------------------------------------------------------- ------------------------------------------------------------

The initial annual minimum fee will be based upon the number of portfolios launched as of the inception date of the Fund. The minimum annual fee assumes that the portfolio includes up to one class and is as follows:

|X| The minimum annual fee for the Fund shall be $100,000.

In the event that the Fund is comprised of more than one class, the Fund will be subject to an additional annual fee at a rate of $15,000 per class.

For the fiscal period from May 1, 2008 (commencement of operations) to July 31, 2008, and the fiscal year ended July 31, 2009, the Fund paid the following administration fees:


  ------------------------------------- ---------------------------------------- -------------------------------------------
  CONTRACTUAL FEES PAID                      FEES WAIVED BY ADMINISTRATOR             TOTAL FEES PAID (AFTER WAIVERS)
  ------------------------------------- ---------------------------------------- -------------------------------------------
  ------------------ ------------------ ------------------- -------------------- -------------------- ----------------------
        2008               2009                2008                2009                 2008                  2009
  ------------------ ------------------ ------------------- -------------------- -------------------- ----------------------
  ------------------ ------------------ ------------------- -------------------- -------------------- ----------------------
       $19,909            $84,928               $0                  $0                 $19,909               $84,928
  ------------------ ------------------ ------------------- -------------------- -------------------- ----------------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Advisor Class Shares of the Fund pay the Distributor an annual fee of up to a maximum amount of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees. For the fiscal period from May 1, 2008 (commencement of operations) to July 31, 2008, and the fiscal year ended July 31, 2009, the Fund paid the following distribution fees:

  --------------------------------------------------------------- ------------------------------------------------------------
                         12B-1 FEES PAID                                      12B 1 FEES RETAINED BY DISTRIBUTOR
  --------------------------------------------------------------- ------------------------------------------------------------
  ------------------------------- ------------------------------- ------------------------------- ----------------------------
               2008                            2009                            2008                          2009
  ------------------------------- ------------------------------- ------------------------------- ----------------------------
  ------------------------------- ------------------------------- ------------------------------- ----------------------------
               $935                           $3,421                            $0                            $0
  ------------------------------- ------------------------------- ------------------------------- ----------------------------


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent.

THE CUSTODIAN

Union Bank of California, National Association 475 Samsone Street, 15th Floor, San Francisco, California 94111(the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     SEI  Institutional International Trust, SEI
                              (since           of SEI Investments for         Institutional Investments Trust, SEI
                              1991)            which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI  Opportunity   SEI Tax Exempt Trust. Director of SEI Global
                                               Fund, L.P. and SEI             Master Fund plc, SEI Global Assets Fund plc,
                                               Structured  Credit Fund, LP.   SEI Global Investments Fund plc, SEI
                                               President and Chief            Investments--Global Funds Services, Limited,
                                               Executive Officer of SEI       SEI Investments Global, Limited, SEI
                                               Alpha  Strategy  Portfolios,   Investments (Europe) Ltd., SEI
                                               LP, June 2007 to present.      Investments--Unit Trust Management (UK)
                                                                              Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                              Global Nominee Ltd. and SEI Alpha Strategy
                                                                              Portfolios, LP.
----------------------------- ---------------- ------------------------------ ----------------------------------------------


                                       33

----------------------------- ---------------- ------------------------------ ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The  Advisors'  Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds,  SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976 to        Institutional Investments Trust, SEI
                                               2003. Counsel to the           Institutional Managed Trust, SEI Liquid
                                               Trust, SEI Investments,        Asset Trust, SEI Asset Allocation Trust
                                               SIMC, the Administrator and    and  SEI Tax Exempt Trust. Director of
                                               the Distributor.               SEI Alpha  Strategy Portfolios, LP since June
                                                                              2007. Director of SEI Investments (Europe),
                                                                              Limited, SEI Investments--Global Funds
                                                                              Services, Limited, SEI Investments Global,
                                                                              Limited, SEI Investments (Asia), Limited and
                                                                              SEI Asset Korea Co., Ltd. Director of the
                                                                              Distributor since 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Charles E. Carlbom            Trustee         Self-Employed Business          Trustee of The  Advisors'  Inner  Circle Fund
(08/20/34)                    (since 2005)    Consultant, Business            and Bishop Street  Funds;  Director of Oregon
                                              Projects Inc. since 1997.       Transfer Co.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
John K. Darr                  Trustee         Retired. CEO, Office of         Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)    Finance, Federal Home Loan      and Bishop Street Funds, Director of Federal
                                              Bank, from 1992 to 2007.        Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Mitchell A. Johnson           Trustee         Retired.                        Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)                                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP.
                                                                              Director, Federal Agricultural Mortgage
                                                                              Corporation (Farmer Mac) since 1997.
----------------------------- --------------- ------------------------------- ----------------------------------------------


                                       34

----------------------------- --------------- ------------------------------- ----------------------------------------------
Betty L. Krikorian            Trustee         Vice President, Compliance,     Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)    AARP Financial Inc. since       and Bishop Street Funds.
                                              2008. Self-Employed Legal and
                                              Financial Services Consultant
                                              since 2003. Counsel (in-house)
                                              for State Street Bank from
                                              1995 to 2003.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------

>

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
James M. Storey               Trustee          Attorney,  Solo  Practitioner  Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle  Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income Trust,
                                                                              SEI Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI Institutional
                                                                              Managed Trust, SEI Liquid Asset Trust, SEI
                                                                              Asset Allocation Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, L.P.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation  Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's Canadian-registered
                                                                              mutual funds.
----------------------------- --------------- ------------------------------- ----------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES                         AGGREGATE DOLLAR RANGE OF SHARES
                                                                                              (ALL FUNDS)(1)
------------------ --------------------------------------------------------- ---------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Darr                                         None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
1        Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

============================= =================== ======================== ======================== ================================
                                                   PENSION OR RETIREMENT
                                                    BENEFITS ACCRUED AS       ESTIMATED ANNUAL        TOTAL COMPENSATION FROM THE
                                  AGGREGATE        PART OF FUND EXPENSES       BENEFITS UPON           TRUST AND FUND COMPLEX(2)
NAME                             COMPENSATION                                    RETIREMENT
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $0 for service on one (1) board
Robert A. Nesher(1)                   $0                    N/A                      N/A
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $0 for service on one (1) board
William M. Doran(1)                   $0                    N/A                      N/A
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
Charles E. Carlbom                                          N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
John K. Darr                       $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Mitchell A. Johnson                $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Betty L. Krikorian                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
James M. Storey                                             N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
George J. Sullivan                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
1        A Trustee who is an "interested person" as defined by the 1940 Act.
2        The Trust is the only investment company in the "Fund Complex."




TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------ ------------------------ --------------------------------------------------- ------------------------
       NAME AND            POSITION WITH TRUST                                                          OTHER DIRECTORSHIPS
     DATE OF BIRTH         AND LENGTH OF TERM           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                  HELD
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Philip   T.   Masterson         President         Managing Director of SEI Investments since 2006.    None.
(03/12/64)                    (since 2008)        Vice President and Assistant Secretary of the
                                                  Administrator from 2004 to
                                                  2006. General Counsel of Citco
                                                  Mutual Fund Services from 2003
                                                  to 2004. Vice President and
                                                  Associate Counsel for the
                                                  Oppenheimer Funds from 2001 to
                                                  2003.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Michael Lawson            Treasurer, Controller   Director, SEI Investments, Fund Accounting since    None.
(10/08/60)                 and Chief Financial    July 2005. Manager, SEI Investments, Fund
                                 Officer          Accounting from April 1995 to February 1998 and
                              (since 2005)        November 1998 to July 2005.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Russell Emery               Chief Compliance      Chief Compliance  Officer of SEI Structured Credit  None.
(12/18/62)                       Officer          Fund,  LP and SEI Alpha  Strategy  Portfolios,  LP
                              (since 2006)        since June 2007. Chief  Compliance  Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional  Managed
                                                  Trust,   SEI   Asset    Allocation    Trust,   SEI
                                                  Institutional     International     Trust,     SEI
                                                  Institutional  Investments Trust, SEI Daily Income
                                                  Trust,  SEI Liquid  Asset Trust and SEI Tax Exempt
                                                  Trust  since March  2006.  Director of  Investment
                                                  Product    Management   and    Development,    SEI
                                                  Investments,    since   February   2003;    Senior
                                                  Investment    Analyst   -   Equity    Team,    SEI
                                                  Investments, from March 2000 to February 2003.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Carolyn Mead               Vice President and     Counsel at SEI Investments  since 2007.  Associate  None.
(07/08/57)                 Assistant Secretary    at Stradley,  Ronon,  Stevens & Young from 2004 to
                              (since 2007)        2007.  Counsel at ING Variable Annuities from 1999
                                                  to 2002.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Timothy D. Barto           Vice President and     General  Counsel  and  Secretary  of SIMC  and the  None.
(03/28/68)                 Assistant Secretary    Administrator  since 2004.  Vice President of SIMC
                              (since              1999) and the Administrator
                                                  since 1999. Vice President and
                                                  Assistant Secretary of SEI
                                                  Investments since 2001.
                                                  Assistant Secretary of SIMC,
                                                  the Administrator and the
                                                  Distributor, and Vice
                                                  President of the Distributor
                                                  from 1999 to 2003.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
James Ndiaye                 Vice President       Vice  President  and  Assistant  Secretary of SIMC  None.
(09/11/68)               and Assistant Secretary  since  2005.  Vice  President  at  Deutsche  Asset
                              (since 2004)        Management   from  2003  to  2004.   Associate  at
                                                  Morgan, Lewis & Bockius LLP from 2000 to 2003.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Joseph Gallo                 Vice President       Counsel for SEI Investments since 2007.  Associate  None.
(04/29/73)                    and Secretary       Counsel  at ICMA-RC  from 2004 to 2007.  Assistant
                              (since 2007)        Secretary  of The  VantageTrust  Company  in 2007.
                                                  Assistant Secretary of The
                                                  Vantagepoint Funds from 2006
                                                  to 2007.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Andrew S. Decker               AML Officer        Compliance Officer and Product Manager of SEI       None.
(08/22/63)                    (since 2008)        Investments since 2005. Vice President of Old
                                                  Mutual Capital from 2000 to
2005.
------------------------ ------------------------ --------------------------------------------------- ------------------------
------------------------ ------------------------ --------------------------------------------------- ------------------------
Michael Beattie              Vice President       Director of Client Service at SEI since 2004.       None.
(03/13/65)                    (since 2009)
------------------------ ------------------------ --------------------------------------------------- ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("90% Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Test").

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

COMMODITY-LINKED DERIVATIVES. The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after September 30, 2006. After such time, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income. The Fund may also gain exposure to commodities through investments in controlled foreign corporations and certain qualified publicly traded partnerships.

SPECIAL TAX CONSIDERATIONS. In general, with respect to the Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended July 31, 2008 and 2009, the Fund paid the following in aggregate brokerage commissions on portfolio transactions:

---------------------------------------------- --------------------------- ------------------------
                    FUND                                  2008                      2009
---------------------------------------------- --------------------------- ------------------------
---------------------------------------------- --------------------------- ------------------------
GRT Value Fund                                         $1,313(1)                   $2,616
---------------------------------------------- --------------------------- ------------------------
1        For the fiscal period from May 1, 2008 to July 31, 2008.



BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------------------------------------- ----------------------------------------------------------------
              TOTAL DOLLAR AMOUNT OF BROKERAGE                     TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING BROKERAGE
              COMMISSIONS FOR RESEARCH SERVICES                               COMMISSIONS FOR RESEARCH SERVICES
-------------------------------------------------------------- ----------------------------------------------------------------
-------------------------------------------------------------- ----------------------------------------------------------------
                            None                                                            None
-------------------------------------------------------------- ----------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from May 1, 2008 (commencement of operations) to July 31, 2008, and the fiscal year ended July 31, 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

----------------------------------------------- ------------------------------------- ----------------------------------------
                                                                                           PERCENTAGE OF TOTAL BROKERAGE
     AGGREGATE DOLLAR AMOUNT OF BROKERAGE          PERCENTAGE OF TOTAL BROKERAGE                   TRANSACTIONS
    COMMISSIONS PAID TO AFFILIATED BROKERS         COMMISSIONS PAID TO AFFILIATED                EFFECTED THROUGH
                                                              BROKERS                           AFFILIATED BROKERS
----------------------------------------------- ------------------------------------- ----------------------------------------
----------------------- ----------------------- ------------------------------------- ----------------------------------------
         2008                    2009                           2009                                   2009
----------------------- ----------------------- ------------------------------------- ----------------------------------------
----------------------- ----------------------- ------------------------------------- ----------------------------------------
          0%                      0%                             0%                                     0%
----------------------- ----------------------- ------------------------------------- ----------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of July 31, 2009, the Fund did not hold any securities of its regular broker dealers.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31 and April 30). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the 2nd and 4th fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-877-GRT-4GRT or by writing to SEI Investment Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 3, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.

----------------------------------------------------- --------------------------- ----------------------- ---------------------
NAME AND ADDRESS                                           NUMBER OF SHARES          CLASS OF SHARES           % OF CLASS
----------------------------------------------------- --------------------------- ----------------------- ---------------------
----------------------------------------------------- --------------------------- ----------------------- ---------------------
Lawson P. Allen                                                118,906                   Investor                35.7%
----------------------------------------------------- --------------------------- ----------------------- ---------------------
----------------------------------------------------- --------------------------- ----------------------- ---------------------
GRT Capital Partners, L.L.C.(1)                                100,258                   Investor                30.1%
----------------------------------------------------- --------------------------- ----------------------- ---------------------
----------------------------------------------------- --------------------------- ----------------------- ---------------------
Rudolph K. Kluiber(1)                                           29,363                   Investor                 8.8%
----------------------------------------------------- --------------------------- ----------------------- ---------------------
----------------------------------------------------- --------------------------- ----------------------- ---------------------
National Financial Services LLC for the exclusive
benefit of our customers(2)                                     39,543                   Investor                11.9%
----------------------------------------------------- --------------------------- ----------------------- ---------------------
----------------------------------------------------- --------------------------- ----------------------- ---------------------
Timothy A. Krochuk(1)                                           24,469                   Investor                 7.3%
----------------------------------------------------- --------------------------- ----------------------- ---------------------

1 Timothy A. Krochuk and Rudolph K. Kluiber are principals of the Adviser. GRT Capital Partners, L.L.C. is organized under the laws of the state of Delaware. The addresses for Mr. Krochuk, Mr. Kluiber, and GRT Capital Partners, L.L.C. is 50 Milk Street, Floor 21, Boston, MA 02109.
2 The Trust believes that most of the shares referred to were held in the account for the fiduciary, agency or custodial customers of the named holder. The holding of National Financial Services, L.L.C. includes shares of the Fund in the Adviser's 401K plan. The Adviser's 401K plan holds shares for the benefit of the Adviser's employees, including approximately 5,220 shares for the benefit of Timothy A. Krochuk and 3,912 shares for the benefit of Gregory B. Fraser. The address of National Financial Services LLC is 200 Liberty Street, One World Financial Center, New York, NY 10281-1003.

                       APPENDIX A - DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

                  - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES

I.   PROXY VOTING POLICIES

GRT is generally authorized by its clients to vote proxies relating to the companies whose securities are held in the portfolios of the accounts managed by GRT. GRT manages assets solely in the best interest of the clients and votes proxies in a manner which is consistent with those interests, and which will add to, or maintain, the value to the clients' investments. Clients, however, can assume direct responsibility for voting the securities in their own portfolios if desired.

In voting proxies, GRT considers those factors relating to the proposal that may affect the value of the security and uses information from a variety of sources. Relevant information may be obtained from GRT's portfolio managers, analysts, and other personnel, from the management of the company or others soliciting the vote, and/or from proxy research services. Where the same security is held in multiple accounts, GRT will ordinarily vote the proxies on those securities in the same manner for all the accounts. However, GRT may vote identical securities differently for particular accounts because of differences in the objectives and strategies of the accounts.

GRT may also refrain from voting a proxy if that would be in the best interests of the client account. For example, GRT may determine that any benefit the client might gain from voting a proxy would be outweighed by the direct or indirect costs of casting the vote. The benefit may be elusive because of, for example, the substantial amount of out-of-pocket expense or staff time required to research and evaluate the proposal properly. Where appropriate, GRT may also abstain on a proposal because of the ambiguity of the effect of the proposal. GRT may similarly choose not to vote where a client account has been terminated or where the security is no longer held in the account.

GRT's proxy voting policies may be amended from time to time without prior notice to clients. GRT feels that it must retain wide flexibility to adapt its proxy voting policies as appropriate to best fit the interests of its client accounts and the changing investment environment.

II. PROXY VOTING GUIDELINES

GRT does not have any fixed policies on how to vote on given proxy proposals. GRT believes that each proposal must be considered in light of the company's particular context. Each proxy proposal is subject to evaluation individually, based on a consideration of the facts and circumstances that bear on the proposal at the time. Thus, what may ordinarily be a routine matter in most instances, can be an unusual matter in differing circumstances, and may therefore require a different approach to voting on the matter for a given company.

GRT may delegate authority to an independent proxy voting agent to perform various proxy voting functions. At the present time, GRT utilizes the services of such a firm to conduct research, make voting recommendations and cast ballots with respect to the portfolio securities in GRT's managed accounts. The service provider has developed a sophisticated methodology for making recommendations on particular voting issues based on its analysis of numerous companies and industries over the years. The service provider continuously refines its approach and modifies its recommendations as appropriate in light of changes in the business environment. In most instances, votes will be cast in accordance with the service provider's recommendations. As importantly noted however, GRT may instruct the service provider to vote contrary to, or otherwise differently from, the service provider's recommendation. In addition to the research and recommendations, the service provider performs related record keeping and administrative functions.

The current service provider is Risk Metric/Institutional Shareholder Services ("RM/ISS"). GRT has adopted the proxy voting policies developed by RM/ISS for use at the present time. RM/ISS proxy voting policies include:

A.  Management Proposals
Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals: Election of Directors (uncontested), Approval of Independent Auditors, Executive Compensation Plans, Routine Corporate Structure, Share Issuance, Increases in Capital or Par Value, and Share Repurchase Plans.

B.  Shareholder Proposals
At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

C.  Other (Non-Routine) Proposals
Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:
Reorganizations/Restructurings, Amendments to governing documents, Non-Executive Director Compensation Proposals (cash and share based components), Increasing Borrowing Powers, and Debt Issuance Requests.

III.  CONFLICTS OF INTEREST

Occasions may arise where the voting of specific proxies may present an actual or perceived conflict of interest between GRT, as the investment manager, and its clients. Hypothetically, potential conflict situations could arise where GRT provides administrative or advisory services to a client, such as a hedge fund, and an investor in the hedge fund is a company, or a person associated with a company that is soliciting a proxy. Similarly, GRT may use the goods or services or a company, such as a securities broker, that may be soliciting proxies on securities it has issued and which are held in client accounts. In addition, a Managing Director or other investment personnel could have a personal or material business relationship with the participants in a proxy contest, or with the directors of, or candidates for, a company board.

While there may be potential appearances of conflicts of interest that could conceivably arise, GRT seeks to avoid even the appearance of impropriety and believes that it is unlikely that any actual, material conflicts will in fact arise. GRT's Managing Directors and investment personnel must advise the Proxy Team (described below under "Administration") and the Proxy Team must advise the Managing Directors, if they are aware of any actual or potential conflicts of interest that may exist with regard to how proxies are to be voted in respect of any portfolio companies. The Proxy Team will give no weight to any relationships with those companies or persons soliciting proxies and will vote proxies solely on the basis of the best interests of the relevant client account. Any individual at GRT with a potential conflict may not participate in any aspect of GRT's decision making in determining how the subject proxy is voted.

As described above, GRT uses an independent proxy voting service to provide research, voting recommendations and other services. The service provider performs similar services for many other financial institutions in addition to GRT. In doing its analysis and formulating its recommendations, the service provider acts without regard or likely knowledge of any specific conflicts that may exist between an issuer and GRT. Such use of an independent service and reliance on its separate research provides further insulation from, and protection against, any conflicts that an issuer and GRT may have.

IV. ADMINISTRATION

A.  Proxy Team

The Managing Directors of GRT have appointed a Proxy Team to be responsible for voting on proposals and to manage the proxy voting process and the maintenance of appropriate records. The Proxy Team has full discretion to vote proxies for GRT's managed accounts and to enlist any outside service provider for assistance. The Proxy Team and the Managing Directors consult from time to time as they deem appropriate to review broad policy matters or to determine what action to take on specific proxy proposals.

B.  Record Keeping

GRT maintains the proxy voting records required under applicable regulations:

1.       GRT maintains copies of these Proxy Voting Policies.
2. GRT retains copies of the proxy statements received regarding client securities or may rely on a third party to retain copies, or may rely on obtaining copies through the SEC's EDGAR system.
3. GRT maintains a record of each vote it casts on behalf of a client, or it may rely on a third party to maintain the record.
4. GRT retains a copy of any document GRT creates that is material to a proxy voting decision it makes or that memorializes the basis of the decision.
5. GRT retains a copy of each written client request for information on how GRT voted proxies on behalf of that client. GRT also keeps a copy of any written response by it to any written or oral request for such information.

C.       Disclosure
GRT will describe its proxy voting policies to its clients in its Form ADV Part II or by similar means. Clients may obtain a copy of these Proxy Voting Policies and/or information on how GRT voted such client's shares by contacting GRT.




Revised: 2008-02-07

                       STATEMENT OF ADDITIONAL INFORMATION

                         PERIMETER SMALL CAP GROWTH FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                NOVEMBER 30, 2009

                               INVESTMENT ADVISER:

                        PERIMETER CAPITAL MANAGEMENT LLC



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Perimeter Small Cap Growth Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the prospectuses dated November 30, 2009. Capitalized terms not defined herein are defined in the prospectuses.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2009, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-888-968-4964.

                                TABLE OF CONTENTS

THE TRUST..............................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES........1
DESCRIPTION OF PERMITTED INVESTMENTS...................................2
INVESTMENT LIMITATIONS................................................11
THE ADVISER...........................................................13
THE PORTFOLIO MANAGERS................................................14
THE ADMINISTRATOR.....................................................15
THE DISTRIBUTOR.......................................................15
SHAREHOLDER SERVICES..................................................15
PAYMENTS TO FINANCIAL INTERMEDIARIES..................................16
THE TRANSFER AGENT....................................................16
THE CUSTODIAN.........................................................16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................16
LEGAL COUNSEL.........................................................16
TRUSTEES AND OFFICERS OF THE TRUST....................................17
PURCHASING AND REDEEMING SHARES.......................................22
DETERMINATION OF NET ASSET VALUE......................................22
TAXES.................................................................23
FUND TRANSACTIONS.....................................................26
PORTFOLIO HOLDINGS....................................................28
DESCRIPTION OF SHARES.................................................29
SHAREHOLDER LIABILITY.................................................29
LIMITATION OF TRUSTEES' LIABILITY.....................................30
PROXY VOTING..........................................................30
CODES OF ETHICS.......................................................30
5% AND 25% SHAREHOLDERS...............................................30
APPENDIX A - DESCRIPTION OF RATINGS..................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES....................B-1

                                                                 PCM-SX-001-0500

At a meeting of the Board of Trustees of The Advisors' Inner Circle Fund II (the "Board") held on August 12, 2009, the Board approved the reorganization (the "Reorganization") of the Perimeter Small Cap Growth Fund (the "Acquired Fund") into the newly created series The RBB Fund, Inc.(the "Acquiring Fund"). Perimeter Capital Management LLC (the "Adviser") will continue to serve as the investment adviser of the Acquiring Fund.

The Board considered (with the advice and assistance of independent legal counsel) the following matters, among others and in no order of priority, in approving the proposal and determining that the Reorganization is in the best interest of the shareholders of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

o The investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.

o Shareholders of the Acquired Fund will experience continuity in portfolio management because the Adviser will continue to manage the Acquiring Fund's assets on a day-to-day basis as the investment adviser to the Acquiring Fund.

o The Adviser has contractually agreed to continue to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% and 1.10% of the Acquiring Fund's average daily net assets for the Investor Class Shares and I Shares, respectively, through December 31, 2011.

o The Reorganization is intended to be tax-free for federal income tax purposes for the Acquired Fund and its shareholders (although no assurances can be given that the Internal Revenue Service will take a similar position).

o The costs of the Reorganization (except for fees paid to governmental authorities for registering or qualifying shares of the Acquiring Fund to be issued in connection with the Reorganization, which fees will be paid by the Acquiring Fund) will not be borne by the Acquired Fund.

o Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund's performance record, the Adviser expects to be able to increase the Acquiring Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. That expected asset growth benefits the Adviser by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to the Adviser. It is anticipated that, if Acquired Fund assets increase, shareholders might also benefit from certain economies of scale that the Acquired Fund may not otherwise realize at its current asset levels.

o The expected post-Reorganization expenses of the Acquiring Fund are expected to be substantially similar to the expenses of the Acquired Fund. In this regard, the Trustees noted that the fee waivers and expense reimbursement arrangement currently in place for the Acquired Fund will continue for a period of at least two (2) years from the date of the Reorganization.

The Board called for a special meeting of the shareholders of the Acquired Fund to be held on December 11, 2009 at which shareholders will vote on whether to approve an agreement and plan of reorganization. If the reorganization is approved by shareholders, the Acquired Fund will transfer all of its assets to the Acquiring Fund and shareholders of the Acquired Fund will receive, in a tax-free transaction, shares of equivalent value of the Acquiring Fund. The Reorganization is expected to occur soon after the shareholder meeting.

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in I Shares and Investor Class Shares. The different classes provide for variations in certain shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing expenses, see the "Shareholder Services" section in the SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments" section in this SAI.

PERIMETER SMALL CAP GROWTH FUND. The Fund seeks long-term capital appreciation. This investment objective is a non-fundamental investment policy that may be changed by the Fund without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of small companies as described in the prospectuses. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:

------------------------------- -------------------------- ---------------------
                                          2008                        2009
------------------------------- -------------------------- ---------------------
------------------------------- -------------------------- ---------------------
PERIMETER SMALL CAP GROWTH FUND           147%                        126%
------------------------------- -------------------------- ---------------------


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

SWAP AGREEMENTS. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1. The Fund may not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may
         (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
         (iii) lend its securities.

5. The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

In addition, the Fund shall:

7. Invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This non-fundamental investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. Perimeter Capital Management LLC is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for institutions and retail clients.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated September 27, 2006 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. Effective June 1, 2009, the Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) from exceeding, as a percentage of the Fund's average daily net assets, 1.10% plus, with respect to the Fund's Investor Class Shares, the amount of any shareholder servicing fees paid by the Fund up to 0.25%. The Adviser may discontinue all or part of its fee reductions or expense reimbursements at any time. Prior to June 1, 2009, the Adviser voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) from exceeding, as a percentage of the Fund's average daily net assets, 1.00% plus, with respect to the Fund's Investor Class Shares, the amount of any shareholder servicing fees paid by the Fund up to 0.25%. Prior to January 1, 2008, the Adviser voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) from exceeding 1.29% of the Fund's Investor Class Shares' average daily net assets. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense limits that have been in effect during the preceding three-year period, to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. For the fiscal period from September 29, 2006 (commencement of operations) to July 31, 2007, and for the fiscal years ended July 31, 2008 and 2009, the Fund paid the Adviser the following fees:

---------------------------------------------- -------------------------------------------- ----------------------------------------
            CONTRACTUAL FEES PAID                        FEES WAIVED BY ADVISER                   TOTAL FEES PAID (AFTER WAIVERS)
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------- -------------- -------------- --------------- -------------- ------------- ---------------- ------------ ----------
     2007            2008           2009            2007           2008           2009           2007           2008          2009
---------------- -------------- -------------- --------------- -------------- ------------- ---------------- ------------ ----------
---------------- -------------- -------------- --------------- -------------- ------------- ---------------- ------------ ----------
   $250,783        $875,797      $1,486,673       $204,691       $291,127       $515,810        $46,092       $584,670      $970,863
---------------- -------------- -------------- --------------- -------------- ------------- ---------------- ------------ ----------

THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the portfolio manager's compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund's net assets and other client accounts they are managing.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

-------------------------------------------------------- -----------------------------------------------------------------
NAME                                                                      DOLLAR RANGE OF FUND SHARES(1)
-------------------------------------------------------- -----------------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------------
Mark D. Garfinkel                                                                $10,001-$50,000
-------------------------------------------------------- -----------------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------------
Jim N. Behre                                                                     $10,001-$50,000
-------------------------------------------------------- -----------------------------------------------------------------

1        Valuation date is July 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2009.

------------------ ------------------------------------- ---------------------------------- ----------------------------------------
      NAME                      REGISTERED                         OTHER POOLED                          OTHER ACCOUNTS
                           INVESTMENT COMPANIES                 INVESTMENT VEHICLES
------------------ ------------------------------------- ---------------------------------- ----------------------------------------
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
                   NUMBER OF ACCOUNTS    TOTAL ASSETS       NUMBER OF       TOTAL ASSETS    NUMBER OF ACCOUNTS      TOTAL ASSETS
                        ACCOUNTS
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
Mark D. Garfinkel
                           2             $266 million           0                $0                 24             $349.5 million
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------
James N. Behre
                           2             $266 million           0                $0                 22             $349.7 million
------------------ ------------------- ----------------- ----------------- ---------------- ------------------- --------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

          ---------------------------------------------------- -----------------------------------------------
                   FEE (AS A PERCENTAGE OF AGGREGATE
                        AVERAGE ANNUAL ASSETS)                        FUND'S AVERAGE DAILY NET ASSETS
          ---------------------------------------------------- -----------------------------------------------
          ---------------------------------------------------- -----------------------------------------------
                                 0.10%                                       First $250 million
          ---------------------------------------------------- -----------------------------------------------
          ---------------------------------------------------- -----------------------------------------------
                                 0.08%                                      $250 - $500 million
          ---------------------------------------------------- -----------------------------------------------
          ---------------------------------------------------- -----------------------------------------------
                                 0.06%                                       Over $500 million
          ---------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Perimeter Capital fund complex, and is applicable to each portfolio within the fund complex.

o The annual minimum fee for the Perimeter Capital fund complex shall be $80,000 for the first year of operations and $100,000 per year thereafter.

o For each additional class of shares of a fund established after the initial (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.

For the fiscal period from September 29, 2006 (commencement of operations) to July 31, 2007, and for the fiscal years ended July 31, 2008 and 2009, the Fund paid the Administrator the following fees:

---------------------------------------------- -------------------------------------------- ----------------------------------------
CONTRACTUAL ADMINISTRATION FEES PAID                  FEES WAIVED BY ADMINISTRATOR                TOTAL FEES PAID (AFTER WAIVERS)
---------------------------------------------- -------------------------------------------- ----------------------------------------
----------------- ------------- -------------- --------------- ------------- -------------- -------------- ------------- -----------
      2007            2008          2009            2007           2008          2009           2007           2008           2009
----------------- ------------- -------------- --------------- ------------- -------------- -------------- ------------- -----------
----------------- ------------- -------------- --------------- ------------- -------------- -------------- ------------- -----------
    $66,631         $105,692      $164,888           $0             $0            $0           $66,631       $105,692       $164,888
----------------- ------------- -------------- --------------- ------------- -------------- -------------- ------------- -----------

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A. 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     SEI  Institutional International Trust, SEI
                              (since           of SEI Investments for         Institutional Investments Trust, SEI
                              1991)            which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI  Opportunity   SEI Tax Exempt Trust. Director of SEI Global
                                               Fund, L.P. and SEI             Master Fund plc, SEI Global Assets Fund plc,
                                               Structured  Credit Fund, LP.   SEI Global Investments Fund plc, SEI
                                               President and Chief            Investments--Global Funds Services, Limited,
                                               Executive Officer of SEI       SEI Investments Global, Limited, SEI
                                               Alpha  Strategy  Portfolios,   Investments (Europe) Ltd., SEI
                                               LP, June 2007 to present.      Investments--Unit Trust Management (UK)
                                                                              Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                              Global Nominee Ltd. and SEI Alpha Strategy
                                                                              Portfolios, LP.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The  Advisors'  Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds,  SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976 to        Institutional Investments Trust, SEI
                                               2003. Counsel to the           Institutional Managed Trust, SEI Liquid
                                               Trust, SEI Investments,        Asset Trust, SEI Asset Allocation Trust
                                               SIMC, the Administrator and    and  SEI Tax Exempt Trust. Director of
                                               the Distributor.               SEI Alpha  Strategy Portfolios, LP since June
                                                                              2007. Director of SEI Investments (Europe),
                                                                              Limited, SEI Investments--Global Funds
                                                                              Services, Limited, SEI Investments Global,
                                                                              Limited, SEI Investments (Asia), Limited and
                                                                              SEI Asset Korea Co., Ltd. Director of the
                                                                              Distributor since 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Charles E. Carlbom            Trustee         Self-Employed Business          Trustee of The  Advisors'  Inner  Circle Fund
(08/20/34)                    (since 2005)    Consultant, Business            and Bishop Street  Funds;  Director of Oregon
                                              Projects Inc. since 1997.       Transfer Co.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
John K. Darr                  Trustee         Retired. CEO, Office of         Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)    Finance, Federal Home Loan      and Bishop Street Funds, Director of Federal
                                              Bank, from 1992 to 2007.        Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Mitchell A. Johnson           Trustee         Retired.                        Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)                                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP.
                                                                              Director, Federal Agricultural Mortgage
                                                                              Corporation (Farmer Mac) since 1997.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Betty L. Krikorian            Trustee         Vice President, Compliance,     Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)    AARP Financial Inc. since       and Bishop Street Funds.
                                              2008. Self-Employed Legal and
                                              Financial Services Consultant
                                              since 2003. Counsel (in-house)
                                              for State Street Bank from
                                              1995 to 2003.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
James M. Storey               Trustee          Attorney,  Solo  Practitioner  Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle  Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income Trust,
                                                                              SEI Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI Institutional
                                                                              Managed Trust, SEI Liquid Asset Trust, SEI
                                                                              Asset Allocation Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, L.P.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation  Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's Canadian-registered
                                                                              mutual funds.
----------------------------- --------------- ------------------------------- ----------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.



BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES                         AGGREGATE DOLLAR RANGE OF SHARES
                                                                                              (ALL FUNDS)(1)
------------------ --------------------------------------------------------- ---------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Darr                                         None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
1  Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

============================= =================== ======================== ======================== ================================
                                                   PENSION OR RETIREMENT
                                                    BENEFITS ACCRUED AS       ESTIMATED ANNUAL        TOTAL COMPENSATION FROM THE
                                  AGGREGATE        PART OF FUND EXPENSES       BENEFITS UPON           TRUST AND FUND COMPLEX(2)
NAME                             COMPENSATION                                    RETIREMENT
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $0 for service on one (1) board
Robert A. Nesher(1)                   $0                    N/A                      N/A
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $0 for service on one (1) board
William M. Doran(1)                   $0                    N/A                      N/A
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
Charles E. Carlbom                                          N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
John K. Darr                       $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Mitchell A. Johnson                $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
Betty L. Krikorian                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                   $32,855                                                          $32,855 for service on one (1)
James M. Storey                                             N/A                      N/A            board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
                                                                                                    $32,855 for service on one (1)
George J. Sullivan                 $32,855                  N/A                      N/A            board
============================= =================== ======================== ======================== ================================

1        A Trustee who is an "interested person" as defined by the 1940 Act.
2        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------- --------------------- ------------------------------------------ ---------------------
      NAME AND        POSITION WITH TRUST                                              OTHER DIRECTORSHIPS
   DATE OF BIRTH       AND LENGTH OF TERM     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            HELD
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Philip T.  Masterson       President        Managing Director of SEI Investments       None.
(03/12/64)                (since 2008)      since 2006. Vice President and Assistant
                                            Secretary of the Administrator from
                                            2004 to 2006. General Counsel of
                                            Citco Mutual Fund Services from 2003
                                            to 2004. Vice President and
                                            Associate Counsel for the
                                            Oppenheimer Funds from 2001 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Michael Lawson             Treasurer,       Director, SEI Investments, Fund            None.
(10/08/60)               Controller and     Accounting since July 2005. Manager, SEI
                        Chief Financial     Investments, Fund Accounting from April
                            Officer         1995 to February 1998 and November 1998
                          (since 2005)      to July 2005.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Russell Emery           Chief Compliance    Chief Compliance Officer of SEI             None.
(12/18/62)                  Officer         Structured  Credit Fund, LP and SEI
                          (since 2006)      Alpha Strategy Portfolios, LP since June
                                            2007. Chief Compliance Officer of SEI
                                            Opportunity Fund, L.P., SEI
                                            Institutional Managed Trust, SEI Asset
                                            Allocation Trust, SEI Institutional
                                            International Trust, SEI Institutional
                                            Investments Trust, SEI Daily Income
                                            Trust, SEI Liquid Asset Trust and SEI
                                            Tax  Exempt Trust since March 2006.
                                            Director of Investment Product
                                            Management and Development, SEI
                                            Investments, since February 2003;
                                            Senior Investment Analyst - Equity
                                            Team, SEI Investments, from March
                                            2000 to February 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Carolyn Mead           Vice President and   Counsel at SEI  Investments since  2007.   None.
(07/08/57)            Assistant Secretary   Associate at Stradley, Ronon, Stevens &
                          (since 2007)      Young from 2004 to 2007. Counsel at ING
                                            Variable Annuities from 1999 to 2002.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Timothy D. Barto       Vice President and   General Counsel and Secretary of SIMC      None.
(03/28/68)            Assistant Secretary   and the Administrator since 2004. Vice
                          (since 1999)      President of SIMC and the Administrator
                                            since 1999. Vice President and
                                            Assistant Secretary of SEI Investments
                                            since 2001. Assistant Secretary of
                                            SIMC, the Administrator and the
                                            Distributor, and Vice President of the
                                            Distributor from 1999 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
James Ndiaye             Vice President     Vice President and Assistant Secretary     None.
(09/11/68)               and Assistant      of SIMC since 2005. Vice President at
                           Secretary        Deutsche Asset Management from 2003 to
                          (since 2004)      2004. Associate at Morgan, Lewis &
                                            Bockius LLP from 2000 to 2003.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------

--------------------- --------------------- ------------------------------------------ ---------------------
      NAME AND        POSITION WITH TRUST                                              OTHER DIRECTORSHIPS
   DATE OF BIRTH       AND LENGTH OF TERM     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            HELD
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Joseph Gallo             Vice President     Counsel for SEI  Investments since 2007.   None.
(04/29/73)               and Secretary      Associate Counsel at ICMA-RC from 2004
                          (since 2007)      to 2007. Assistant Secretary of The
                                            VantageTrust Company in 2007. Assistant
                                            Secretary of The Vantagepoint Funds from
                                            2006 to 2007.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Andrew S. Decker          AML Officer       Compliance Officer and Product Manager     None.
(08/22/63)                (since 2008)      of SEI Investments since 2005. Vice
                                            President of Old Mutual Capital from
                                            2000 to 2005.
--------------------- --------------------- ------------------------------------------ ---------------------
--------------------- --------------------- ------------------------------------------ ---------------------
Michael Beattie          Vice President     Director of Client Service at SEI since    None.
(03/13/65)                (since 2009)      2004.
--------------------- --------------------- ------------------------------------------ ---------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.

With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its nets investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from September 29, 2006 (commencement of operations) to July 31, 2007, and for the fiscal years ended July 31, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------------------------------------------------------------------------------------------------
              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                    2007                                          2008                                         2009
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                  $156,232                                      $563,582                                    $1,066,180
---------------------------------------------- -------------------------------------------- ----------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------------------------- --------------------------------------------------------------
                       TOTAL DOLLAR AMOUNT OF                              TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING BROKERAGE
            BROKERAGE COMMISSIONS FOR RESEARCH SERVICES                               COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
                             $ 505,017                                                          $ 547,038,016
--------------------------------------------------------------------- --------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from September 29, 2006 (commencement of operations) to July 31, 2007, and for the fiscal years ended July 31, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------------------- ---------------------------------------- -----------------------------------------
      AGGREGATE DOLLAR AMOUNT OF BROKERAGE             PERCENTAGE OF TOTAL BROKERAGE             PERCENTAGE OF TOTAL BROKERAGE
     COMMISSIONS PAID TO AFFILIATED BROKERS       COMMISSIONS PAID TO AFFILIATED BROKERS         TRANSACTIONS EFFECTED THROUGH
                                                                                                      AFFILIATED BROKERS
------------------------------------------------- ---------------------------------------- -----------------------------------------
----------------- --------------- --------------- ---------------------------------------- -----------------------------------------
      2007             2008            2009                        2009                                      2009
----------------- --------------- --------------- ---------------------------------------- -----------------------------------------
----------------- --------------- --------------- ---------------------------------------- -----------------------------------------
       0%               0%              0%                          0%                                        0%
----------------- --------------- --------------- ---------------------------------------- -----------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of July 31, 2009, the Fund did not hold any securities of its regular broker dealers.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/perimeter. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Adviser currently has an arrangement to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Fund's top ten holdings) to a third party prior to the date on which portfolio holdings information is posted on the Fund's web site. In this arrangement, the Adviser provides portfolio holdings information with respect to the Perimeter Small Cap Growth Fund as of the end of each calendar quarter, with at least a 3 day lag, to NEPC, LLC. The information provided to NEPC, LLC, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Fund believes these disclosures serve a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-241-4294 or by writing to the Fund at Perimeter Small Cap Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of November 1, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------------------- ------------------------------- ------------------------- ------------------
NAME AND ADDRESS                                               NUMBER OF SHARES             CLASS OF SHARES           % OF CLASS
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
National Financial Services LLC                                 6,213,118.8710                  I Shares               35.84 %
FBO Exclusive Benefit Of Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty Street
One World Financial Center
New York NY  10281-1003
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
Charles Schwab & Co Inc                                         1,632,079.9690                  I Shares                9.42 %
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA  94104-4151
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
Vanguard Fiduciary Trust Company                                1,016,689.1970                  I Shares                5.87 %
FBO 401k Clients
Attn Investment Services
Po Box 2600
Valley Forge PA  19482-2600
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
Prudential Investments Mgt Svcs
FBO Mut Fund Clients Attn Pruchoice
Unit Mail Stop NJ-11-05-20
100 Mulberry St                                                 8,330,766.3720               Institutional             45.16 %
Gateway Center 3-11th Floor
Newark NJ  07102-4056
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
National Financial Services LLC
FBO Exclusive Benefit Of Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty Street                                              3,984,525.7320               Institutional             21.60 %
One World Financial Center
New York NY  10281-1003
------------------------------------------------------- ------------------------------- ------------------------- ------------------
------------------------------------------------------- ------------------------------- ------------------------- ------------------
Charles Schwab & Co Inc
Special Custody A/C FBO Customers
Attn Mutual Funds                                               1,186,775.9000               Institutional              6.43 %
101 Montgomery St
San Francisco CA  94104-4151
------------------------------------------------------- ------------------------------- ------------------------- ------------------


                       APPENDIX A - DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS



The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

                  - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                                  PROXY VOTING
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

Perimeter votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

RISKS

In developing this policy and procedures, Perimeter considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

o        Proxies are not voted in Clients' best interests.

o        Proxies are not identified and voted in a timely manner.

o The third-party proxy voting services utilized by Perimeter is not independent.

o Proxy voting records and client requests to review proxy votes are not maintained.

Perimeter has established the following guidelines as an attempt to mitigate these risks.

POLICY

It is the policy of Perimeter to vote proxies in the interest of maximizing value for Perimeter's Clients. Proxies are an asset of a Client, which should be treated by Perimeter with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, Perimeter will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede this policy. A Client may have its proxies voted by an independent third party or other named fiduciary or agent, at the Client's cost.

PROCEDURES FOR VOTING PROXIES

Perimeter has retained Glass, Lewis & Co. ("Glass, Lewis") to assist in the coordination and voting of Client proxies. The CCO is responsible for managing the relationship with Glass, Lewis. The CCO shall ensure that all proxies are being properly voted and that Glass, Lewis is retaining all of the appropriate proxy voting records.

Perimeter assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client's advisory agreement. Perimeter will generally cast votes for all shares for which the Company has voting authority, with the possible exception of share blocking markets. In some non-U.S. markets where share blocking occurs, shares must be "frozen" for trading purposes at the custodian or sub-custodian level in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, Perimeter retains the right to vote or not, based on the determination of Perimeter's investment personnel. Glass, Lewis sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with Perimeter's investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, Perimeter will process votes through Glass, Lewis.

The following general guidelines are to be followed when possible:

o Glass, Lewis will monitor and keep track of all voting proxies.

o Glass, Lewis will analyze each vote and provide Perimeter with its recommendation, which recommendation shall be pursuant to the guidelines previously agreed to by Perimeter and Glass, Lewis.

o The member of the investment team who covers the security shall be responsible for reviewing the proxy and Glass, Lewis' recommendation and make a determination on how the Company should vote such proxy. If the vote of Perimeter investment team member is contrary to Glass, Lewis' recommendation, then the investment team member shall provide a brief explanation of such vote.

o The investment team shall have its recommendation voted through Glass, Lewis.

In certain limited circumstances, a proxy may be received from sources other than Glass, Lewis. In such circumstances, the CCO shall use the above guidelines and be responsible for maintaining the history and record customarily retained by Glass, Lewis.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

We recognize that conflicts of interest may arise due to a variety of reasons and the CCO will reasonably try to assess any material conflicts between Perimeter's interests and those of its clients with respect to proxy voting. If the CCO detects a conflict of interest, Glass, Lewis will evaluate the ballot issue and, using our pre-determined guidelines and their research, make an objective voting decision based upon criteria such as the financial implication of the proposal and impact on shareholder rights. In exceptional circumstances, for instance in the case of a merger or acquisition which may have significant economic implications for our client's portfolios, we may solicit input from the applicable Perimeter investment team and possibly override the voting recommendation of Glass, Lewis.

CONFLICTS OF INTEREST

Perimeter realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Perimeter's ability to vote proxies in an objective manner.

In addition, any attempts by others within Perimeter to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Perimeter to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

PROCEDURES FOR PERIMETER'S RECEIPT OF CLASS ACTIONS

Perimeter recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If "Class Action" documents are received by Perimeter for a Client account, Perimeter will gather any requisite information it has and forward to the Client, to enable the Client to file the "Class Action" at the Client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Perimeter is not qualified to make for its Client. Therefore Perimeter will not file "Class Actions" on behalf of any Client.

RECORDKEEPING

Perimeter will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Director of Third-Party Distribution & Client Relations will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES

|X| Any request, whether written (including e-mail) or oral, received by any Employee of Perimeter, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

|X| The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

|X| In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Perimeter for the period requested.

|X| Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

|X| Clients are permitted to request the proxy voting record for the five-year period prior to their request.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

|X| Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

         NOTE: Perimeter is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS

|X|      A record of how Perimeter voted Client proxies.

|X| Documents prepared or created by Perimeter that were material to making a decision on how to vote, or that memorialized the basis for the decision.

|X| Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

Perimeter will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) information about how Clients may obtain information on how Perimeter voted their securities.

PROXY SOLICITATION

As a matter of practice, it is Perimeter's policy to not reveal or disclose to any client how Perimeter may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. Perimeter will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

                       STATEMENT OF ADDITIONAL INFORMATION

                           REAVES SELECT RESEARCH FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                                NOVEMBER 30, 2009


                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Reaves Select Research Fund (the "Fund"). This SAI is incorporated by reference into the prospectuses dated November 30, 2009 and should be read in conjunction with the prospectuses dated November 30, 2009. Capitalized terms not defined herein are defined in the prospectuses.

The financial statements with respect to the Fund for the fiscal year ended July 31, 2009, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Fund's 2009 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by writing to the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-866-342-7058.


                                TABLE OF CONTENTS


THE TRUST.....................................................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES...............1
DESCRIPTION OF PERMITTED INVESTMENTS..........................................2
INVESTMENT LIMITATIONS.......................................................10
THE ADVISER..................................................................12
THE PORTFOLIO MANAGERS.......................................................13
THE ADMINISTRATOR............................................................14
THE DISTRIBUTOR..............................................................15
PAYMENTS TO FINANCIAL INTERMEDIARIES.........................................16
THE TRANSFER AGENT...........................................................16
THE CUSTODIAN................................................................16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................16
LEGAL COUNSEL................................................................17
TRUSTEES AND OFFICERS OF THE TRUST...........................................17
PURCHASING AND REDEEMING SHARES..............................................22
DETERMINATION OF NET ASSET VALUE.............................................22
TAXES .......................................................................23
FUND TRANSACTIONS............................................................26
PORTFOLIO HOLDINGS...........................................................28
DESCRIPTION OF SHARES........................................................29
SHAREHOLDER LIABILITY........................................................29
LIMITATION OF TRUSTEES' LIABILITY............................................29
PROXY VOTING.................................................................29
CODES OF ETHICS..............................................................30
5% AND 25% SHAREHOLDERS......................................................30
APPENDIX A - DESCRIPTION OF RATINGS.........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1



                                                                 WHR-SX-001-0600

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Investor Class Shares. The different classes provide for variations in certain distribution expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see "The Distributor" in the SAI.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

REAVES SELECT RESEARCH FUND. The Fund seeks total return from income and capital growth. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of domestic and foreign companies involved to a significant extent in the utilities and energy industries as described in the prospectus.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2008 and 2009, the portfolio turnover rates for the Fund were as follows:


-------------------------------------------------------------------------------------
                              PORTFOLIO TURNOVER RATES
-------------------------------------------------------------------------------------
--------------------------------------------------- ---------------- ----------------
FUND                                                     2008             2009
--------------------------------------------------- ---------------- ----------------
--------------------------------------------------- ---------------- ----------------
Reaves Select Research Fund                               66%              72%
--------------------------------------------------- ---------------- ----------------

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

   The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in oil and gas industries.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian

Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MONEY MARKET SECURITIES. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.


Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds have described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations" in the SAI.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As is consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund has adopted a non-fundamental policy to concentrate its investments in securities issued by companies in the utilities and energy industries.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Fund's investments in securities issued by companies in the utilities and/or energy industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation of illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. W.H. Reaves & Co., Inc.(the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1961 and offers investment management services for institutions including corporations, foundations, endowments, government entities and high net worth individuals.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated December 21, 2004, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.55% and 1.30% of the Fund's Investor Class Shares' and Institutional Shares' average daily net assets, respectively. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the Adviser's expense cap to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the Adviser the following fees:



------------------------------------------- ------------------------------------- --------------------------------------------
CONTRACTUAL ADVISORY FEES PAID                     FEES WAIVED BY ADVISER               TOTAL FEES PAID (AFTER WAIVERS)
------------------------------------------- ------------------------------------- --------------------------------------------
--------------- ------------- ------------- ----------- ------------- ----------- --------------- -------------- -------------
     2007           2008          2009         2007         2008         2009          2007           2008           2009
--------------- ------------- ------------- ----------- ------------- ----------- --------------- -------------- -------------
--------------- ------------- ------------- ----------- ------------- ----------- --------------- -------------- -------------
   $585,825       $635,710      $387,189        $0           $0        $68,558       $585,825       $635,710       $318,631
--------------- ------------- ------------- ----------- ------------- ----------- --------------- -------------- -------------


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Each of the Fund's portfolio managers' compensation consists of a cash base salary and a discretionary yearly bonus paid in cash. The Fund's portfolio managers also receive benefits standard for all of the Adviser's employees, including health care and participation in the Adviser's Employee Profit Sharing Trust ("PST"). Employee bonuses, including the bonuses for the portfolio managers of the Fund, are based on the profitability of the Adviser and not on the basis of any individual portfolio or account performance or assets under management. PST contributions are calculated only on each employee's base salary.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


--------------------------------------- -------------------------------------------------------
NAME                                               DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------- -------------------------------------------------------
--------------------------------------- -------------------------------------------------------
William A. Ferer                                                None
--------------------------------------- -------------------------------------------------------
--------------------------------------- -------------------------------------------------------
Ronald J. Sorenson                                              None
--------------------------------------- -------------------------------------------------------
--------------------------------------- -------------------------------------------------------

1  Valuation date is July 31, 2009.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2009.

------------------ ------------------------------------- ---------------------------------- ----------------------------------------
                                REGISTERED                         OTHER POOLED
                          INVESTMENT COMPANIES                 INVESTMENT VEHICLES                      OTHER ACCOUNTS
------------------ ------------------------------------- ---------------------------------- ----------------------------------------
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------
                      NUMBER OF                             NUMBER OF
     NAME             ACCOUNTS         TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS    NUMBER OF ACCOUNTS      TOTAL ASSETS
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------
William A. Ferer          2             $642,516,314            0                $0                 16              $524,877,087
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------
Ronald J.                 2             $642,516,314            0                $0                976              $790,674,861
Sorenson
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------
------------------ ----------------- ------------------- ----------------- ---------------- ------------------- --------------------



CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

-------------------------------------------------------------------------- ----------------------------------------------------
        FEE (AS A PERCENTAGE OF AGGREGATE AVERAGE ANNUAL ASSETS)                     FUND'S AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                                  0.09%                                                     First $50 million
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                                  0.10%                                                     Next $50 million
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                                  0.12%                                                     Next $200 million
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                                  0.08%                                                     Next $200 million
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                                  0.06%                                                     Over $500 million
-------------------------------------------------------------------------- ----------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $45,000 for the first year of operations and a minimum annual fee of $100,000 for subsequent years, subject to the following:

o For each fund opened hereafter, the minimum annual fee will be increased by $100,000; and

o  For each additional class of shares of a fund established after the initial
   (1) class of shares per fund, the minimum annual fee will be increased by $12,000.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the Administrator the following fees:



-------------------------------------------- ------------------------------------- ---------------------------------------------
           CONTRACTUAL FEES PAID                 FEES WAIVED BY ADMINISTRATOR            TOTAL FEES PAID (AFTER WAIVERS)
-------------------------------------------- ------------------------------------- ---------------------------------------------
--------------- ------------- -------------- ------------ ----------- ------------ --------------- -------------- --------------
     2007           2008          2009          2007         2008        2009           2007           2008           2009
--------------- ------------- -------------- ------------ ----------- ------------ --------------- -------------- --------------
--------------- ------------- -------------- ------------ ----------- ------------ --------------- -------------- --------------
   $112,000       $112,307      $112,000         $0           $0          $0          $112,000       $112,307       $112,000
--------------- ------------- -------------- ------------ ----------- ------------ --------------- -------------- --------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (the "FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined by the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the Distributor the following distribution fees:

------------------------------------------ -----------------------------------------------
             12B-1 FEES PAID                     12B-1 FEES RETAINED BY DISTRIBUTOR
------------------------------------------ -----------------------------------------------
--------------- ------------- ------------ --------------- --------------- ---------------
     2007           2008         2009           2007            2008            2009
--------------- ------------- ------------ --------------- --------------- ---------------
--------------- ------------- ------------ --------------- --------------- ---------------
    $8,383        $12,513       $7,537         $1,690            $0              $0
--------------- ------------- ------------ --------------- --------------- ---------------


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
Robert Nesher                 Chairman of      SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                    the Board of     present; currently performs    Bishop Street Funds, SEI Daily Income Trust,
                              Trustees(1)      various services on behalf     SEI Institutional International Trust, SEI
                              (since 1991)     of SEI Investments for         Institutional Investments Trust, SEI
                                               which Mr. Nesher is            Institutional Managed Trust, SEI Liquid
                                               compensated. President and     Asset Trust, SEI Asset Allocation Trust and
                                               Director of SEI Opportunity    SEI Tax Exempt Trust. Director of SEI Global
                                               Fund, L.P. and SEI             Master Fund plc, SEI Global Assets Fund plc,
                                               Structured Credit Fund, LP.    SEI Global Investments Fund plc, SEI
                                               President and Chief            Investments--Global Funds Services, Limited,
                                               Executive Officer of SEI       SEI Investments Global, Limited, SEI
                                               Alpha Strategy Portfolios,     Investments (Europe) Ltd., SEI
                                               LP, June 2007 to present.      Investments--Unit Trust Management (UK)
                                                                              Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                              Global Nominee Ltd. and SEI Alpha Strategy
                                                                              Portfolios, LP.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------- ---------------- ------------------------------ ----------------------------------------------
William M. Doran              Trustee(1)       Self-Employed Consultant       Trustee of The Advisors' Inner Circle Fund,
(05/26/40)                    (since 1992)     since 2003. Partner at         Bishop Street Funds, SEI Daily Income Trust,
                                               Morgan, Lewis & Bockius LLP    SEI Institutional International Trust, SEI
                                               (law firm) from 1976           to Institutional Investments Trust, SEI
                                               2003. Counsel to the           Institutional Managed Trust, SEI Liquid
                                               Trust, SEI Investments, SIMC,  Asset Trust, SEI Asset Allocation Trust
                                               the Administrator and the      and SEI Tax Exempt Trust. Director of SEI
                                               Distributor.                   Alpha  Strategy Portfolios, LP since June
                                                                              2007. Director of SEI Investments (Europe),
                                                                              Limited, SEI Investments--Global Funds
                                                                              Services, Limited, SEI Investments Global,
                                                                              Limited, SEI Investments (Asia), Limited
                                                                              and SEI Asset Korea Co., Ltd. Director
                                                                              of the Distributor since 2003.
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Charles E. Carlbom            Trustee          Self-Employed Business         Trustee of The Advisors' Inner Circle Fund
(08/20/34)                    (since 2005)     Consultant, Business           and Bishop Street Funds; Director of Oregon
                              Projects Inc.                                   Transfer Co.
                              since 1997.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
John K. Darr                  Trustee          Retired. CEO, Office of        Trustee of The Advisors' Inner Circle Fund
(08/17/44)                    (since 2008)     Finance, Federal Home Loan     and Bishop Street Funds, Director of Federal
                                               Bank, from 1992 to 2007.       Home Loan Bank of Pittsburgh and Manna, Inc.
                                                                              (non-profit developer of affordable housing
                                                                              for ownership).
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Mitchell A. Johnson           Trustee          Retired.                       Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                    (since 2005)                                    Bishop Street Funds, SEI Asset Allocation
                                                                              Trust, SEI Daily Income Trust, SEI Institutional
                                                                              International Trust, SEI Institutional Managed
                                                                              Trust, SEI Institutional Investments Trust,
                                                                              SEI Liquid Asset Trust, SEI Tax Exempt Trust
                                                                              and SEI Alpha Strategy Portfolios, LP. Director,
                                                                              Federal Agricultural Mortgage Corporation
                                                                              (Farmer Mac) since 1997.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
Betty L. Krikorian            Trustee          Vice President, Compliance,    Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)     AARP Financial Inc. since      and Bishop Street Funds.
                                               2008. Self-Employed Legal
                                               and Financial Services
                                               Consultant since 2003.
                                               Counsel (in-house) for
                                               State Street Bank from 1995
                                               to 2003.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------
James M. Storey               Trustee          Attorney, Solo Practitioner    Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)     since 1994.                    Circle Fund, Bishop Street Funds, U.S.
                                                                              Charitable Gift Trust, SEI Daily Income
                                                                              Trust, SEI Institutional International Trust,
                                                                              SEI Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid Asset
                                                                              Trust, SEI Asset Allocation Trust, SEI Tax
                                                                              Exempt Trust and SEI Alpha Strategy Portfolios,
                                                                              L.P.
----------------------------- --------------- ------------------------------- ----------------------------------------------
----------------------------- --------------- ------------------------------- ----------------------------------------------

----------------------------- ---------------- ------------------------------ ----------------------------------------------
                                 POSITION
                              WITH TRUST AND
          NAME AND                LENGTH           PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH              OF TERM           IN THE PAST 5 YEARS
----------------------------- ---------------- ------------------------------ ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.       Trustee          Self-employed Consultant,      Trustee/Director of State Street Navigator
(11/13/42)                    (since 1999)     Newfound Consultants Inc.      Securities Lending Trust, The Advisors'
                                               since April 1997.              Inner Circle Fund, Bishop Street Funds, SEI
                                                                              Opportunity Fund, L.P., SEI Structured
                                                                              Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                              Institutional International Trust, SEI
                                                                              Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Liquid
                                                                              Asset Trust, SEI Asset Allocation Trust, SEI
                                                                              Tax Exempt Trust and SEI Alpha Strategy
                                                                              Portfolios, LP; member of the independent
                                                                              review committee for SEI's
                                                                              Canadian-registered mutual funds.
----------------------------- --------------- ------------------------------- ----------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 14 times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates;

   and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Johnson, Storey and Sullivan, currently serve as members of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



------------------ --------------------------------------------------------- ---------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF SHARES
NAME                             DOLLAR RANGE OF FUND SHARES                                   (ALL FUNDS)(1)
------------------ --------------------------------------------------------- ---------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Nesher                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Doran                                        None                                                   None
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Carlbom                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Darr                                         None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Johnson                                      None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
Krikorian                                    None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Storey                                       None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------
------------------ --------------------------------------------------------- ---------------------------------------------------
Sullivan                                     None                                                   None
------------------ --------------------------------------------------------- ---------------------------------------------------

1  Valuation date is December 31, 2008.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


============================= =================== ======================== ======================== ================================
                                                    PENSION OR RETIREMEN     ESTIMATED ANNUAL
                                  AGGREGATE          BENEFITS ACCRUED AS      BENEFITS UPON          TOTAL COMPENSATION FROM THE
NAME                             COMPENSATION       PART OF FUND EXPENSES       RETIREMENT             TRUST AND FUND COMPLEX(2)
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Robert A. Nesher(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
William M. Doran(1)                   $0                    N/A                      N/A            $0 for service on one (1) board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Charles E. Carlbom                 $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
John K. Darr                       $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Mitchell A. Johnson                $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
Betty L. Krikorian                 $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
James M. Storey                    $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================
============================= =================== ======================== ======================== ================================
George J. Sullivan                 $32,855                  N/A                      N/A            $32,855 for service on one (1)
                                                                                                    board
============================= =================== ======================== ======================== ================================

1 A Trustee who is an "interested person" as defined by the 1940 Act. 2 The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Philip T. Masterson              President          Managing Director of SEI Investments since 2006. Vice    None.
(03/12/64)                      (since 2008)        President and Assistant Secretary of the Administrator
                                                    from 2004 to 2006.  General Counsel of Citco Mutual
                                                    Fund Services from 2003 to 2004. Vice President and
                                                    Associate Counsel for the Oppenheimer Funds from 2001
                                                    to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Lawson             Treasurer, Controller    Director, SEI Investments, Fund Accounting since July    None.
(10/08/60)                  and Chief Financial     2005. Manager, SEI Investments, Fund Accounting from
                                  Officer           April 1995 to February 1998 and November 1998 to July
                                (since 2005)        2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Russell Emery                 Chief Compliance      Chief Compliance Officer of SEI Structured Credit        None.
(12/18/62)                        Officer           Fund, LP and SEI Alpha Strategy Portfolios, LP since
                                (since 2006)        June 2007. Chief Compliance Officer of SEI Opportunity
                                                    Fund, L.P., SEI Institutional Managed Trust, SEI Asset
                                                    Allocation Trust, SEI Institutional International
                                                    Trust, SEI Institutional Investments Trust, SEI Daily
                                                    Income Trust, SEI Liquid Asset Trust and SEI Tax
                                                    Exempt Trust since March 2006. Director of Investment
                                                    Product Management and Development, SEI Investments,
                                                    since February 2003; Senior Investment Analyst -
                                                    Equity Team, SEI Investments, from March 2000 to
                                                    February 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Carolyn Mead                 Vice President and     Counsel at SEI Investments since 2007. Associate at      None.
(07/08/57)                  Assistant Secretary     Stradley, Ronon, Stevens & Young from 2004 to 2007.
                                (since 2007)        Counsel at ING Variable Annuities from 1999 to 2002.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Timothy D. Barto             Vice President and     General Counsel and Secretary of SIMC and the            None.
(03/28/68)                  Assistant Secretary     Administrator since 2004.  Vice President of SIMC
                               (since 1999)         and the Administrator since 1999. Vice President
                                                    and Assistant Secretary of SEI Investments since 2001.
                                                    Assistant Secretary of SIMC, the Administrator and the
                                                    Distributor, and Vice President of the Distributor
                                                    from 1999 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
James Ndiaye                   Vice President       Vice President and Assistant Secretary of SIMC since     None.
(09/11/68)                and Assistant Secretary   2005.  Vice President at Deutsche Asset Management
                                (since 2004)        from 2003 to 2004.  Associate at Morgan, Lewis &
                                                    Bockius LLP from 2000 to 2003.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Joseph Gallo                   Vice President       Counsel for SEI Investments since 2007. Associate        None.
(04/29/73)                     and Secretary        Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                (since 2007)        Secretary of The VantageTrust Company in 2007.
                                                    Assistant Secretary of The Vantagepoint Funds from
                                                    2006 to 2007.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------

------------------------- ------------------------- -------------------------------------------------------- -----------------------
        NAME AND          POSITION WITH TRUST AND                                                              OTHER DIRECTORSHIPS
     DATE OF BIRTH             LENGTH OF TERM                PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                    HELD
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Andrew S. Decker                AML Officer         Compliance Officer and Product Manager of SEI            None.
(08/22/63)                      (since 2008)        Investments since 2005. Vice President of Old Mutual
                                                    Capital from 2000 to 2005.
------------------------- ------------------------- -------------------------------------------------------- -----------------------
------------------------- ------------------------- -------------------------------------------------------- -----------------------
Michael Beattie                Vice President       Director of Client Service at SEI since 2004.            None.
(03/13/65)                      (since 2009)
------------------------- ------------------------- -------------------------------------------------------- -----------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded parternships.


If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

QUALIFIED PUBLICLY TRADED PARTNERSHIPS

The Fund intends to invest in one or more qualified publicly traded partnerships. Net income derived from an interest in qualified publicly traded partnerships qualifies for purposes of satisfying the 90% gross income test imposed on the Fund under Subchapter M of the Code. In addition, subject to certain limitations, the securities of qualified publicly traded partnerships satisfy the asset diversification tests imposed on the Fund under Subchapter M of the Code. The Fund intends to limit its purchases of securities issued by any one qualified publicly traded partnership to an amount that does not exceed 1% of the total value of the Fund's total assets and to limit its total purchases of securities issued by all the qualified publicly traded partnerships in the Fund's portfolio to an amount that does not exceed 10% of the total value of the Fund's total assets. These limitations are within the limits imposed under the diversification tests.

For these purposes, the term "qualified publicly traded partnership" means any partnership if (i) interests in such partnership are traded on an established securities market or (ii) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof) and (iii) less than 90 percent of the partnership's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to limit its acquisition of interests in qualified publicly traded partnerships to such partnerships that are not treated as corporations for federal income tax purposes under Section 7704(b) of the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains regardless of how long the Fund's shares have been held for by the shareholder. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income and capital gain distributions.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may choose to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------- ----------------------------
        2007                                      2008                                     2009
------------------------------ -------------------------------------------- ----------------------------
------------------------------ -------------------------------------------- ----------------------------
      $116,546                                   $77,981                                  $77,787
------------------------------ -------------------------------------------- ----------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended July 31, 2009, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended July 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.



----------------------------------------------- --------------------------------------------- --------------------------------------
     AGGREGATE DOLLAR AMOUNT OF BROKERAGE        PERCENTAGE OF TOTAL BROKERAGE COMMISSIONS         PERCENTAGE OF TOTAL BROKERAGE
    COMMISSIONS PAID TO AFFILIATED BROKERS               PAID TO AFFILIATED BROKERS                TRANSACTIONS EFFECTED THROUGH
                                                                                                         AFFILIATED BROKERS
----------------------------------------------- --------------------------------------------- --------------------------------------
--------------- -------------- ---------------- --------------------------------------------- --------------------------------------
     2007           2008            2009                            2009                                        2009
--------------- -------------- ---------------- --------------------------------------------- --------------------------------------
--------------- -------------- ---------------- --------------------------------------------- --------------------------------------
    $0             $0              $0                                0%                                          0%
--------------- -------------- ---------------- --------------------------------------------- --------------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal year ended July 31, 2009, the Fund did not hold any securities of its regular broker dealers.


PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.


The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/reaves and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund.


The Fund's policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-866-773-3238 or by writing to the Fund at Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009. At such time, the Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 1, 2009, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.



--------------------------------------------- ---------------------------------- --------------------- -------------------------
NAME AND ADDRESS                                      NUMBER OF SHARES             CLASS OF SHARES            % OF CLASS
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
Charles Schwab & Co Inc                                  45,184.5170                   Investor                11.56%
Special Custody A/C
FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA  94104-4151
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
National Financial Services LLC
For The Exclusive Benefit Of
Our Customers
200 Liberty St                                           28,711.1010                   Investor                 7.35%
One World Financial Center
New York NY  10281-1003
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
Paul J Morra & Blanca F Morra JT Wros
11 Cowpath                                               26,821.5030                   Investor                 6.86%
Brookville NY  11545-3113
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
NBC Securities Inc. (FBO)
NBC Securities As Custodian For
1927 First Avenue North                                  22,532.3080                   Investor                 5.77%
Birmingham AL  35203-4024
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
Lafayette College
Kirby Prof 536130
6 Markle Hall                                           703,817.6420                Institutional               9.52%
Easton PA  18042-1712
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------
John Carson Graves &
& Judith Canty Graves Trustees
U/A Dtd  05/21/2004
The John Carson Graves Trust                            502,311.3950                Institutional               6.79%
49 Orchard Ln
Wayland MA  01778-1907
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------

--------------------------------------------- ---------------------------------- --------------------- -------------------------
NAME AND ADDRESS                                      NUMBER OF SHARES             CLASS OF SHARES            % OF CLASS
--------------------------------------------- ---------------------------------- --------------------- -------------------------
--------------------------------------------- ---------------------------------- --------------------- -------------------------

W E Simon Jr & M T Mayo
& G J Gillespie III Tr
Marital Trust U/W/O William E Simon
U/A  06/03/2000   FBO Tonia A Simon                     395,430.5800                Institutional               5.35%
825 8th Ave
New York NY  10019-7416
--------------------------------------------- ---------------------------------- --------------------- -------------------------

                       APPENDIX A - DESCRIPTION OF RATINGS

                       APPENDIX A - DESCRIPTION OF RATINGS



The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.

         -  High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative.

The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES


1. BACKGROUND

   The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

   The policies and procedures of W. H. Reaves & Company, Inc. ("WHR") ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

   o The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

   o The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account AND the Adviser has discretionary authority over investment decisions for the client's account; or

   o In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) HAS NOT reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.


   These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR's Compliance Department.

   PROXY VOTING POLICIES

   In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

   A. SPECIFIC VOTING POLICIES

      1. Routine Items:

         o The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

         o The Adviser will generally vote for the selection of independent auditors.

         o The Adviser will generally vote for increases in or reclassification of common stock.

         o The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

         o The Adviser will generally vote for changes in the board of directors.

         o  The Adviser will generally vote for outside director compensation.

         o The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

         o The Adviser will generally vote for proposals that increase shareholder value

         o The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

         o The Adviser will generally vote for proposals that maintain or increase the rights of shareholders


2. NON-ROUTINE AND CONFLICT OF INTEREST ITEMS:

         o The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value

         o The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

         o  The Adviser will generally vote against anti-greenmail provisions


   B. General Voting Policy

      If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

   In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

   In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

   o any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

      (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

      (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

      (iii) any other person for which a person described in clause (ii) acts in any such capacity;

   o any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

   o any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

   After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

   The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3. PROXY VOTING PROCEDURES

   A. The Account Representative or the Portfolio Manager the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
      Section 1 above regarding proxy voting powers is applicable.

   B. All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log.

   C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

   E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

      Specifically, the Conflict Notice should describe:

   o  the proposal to be voted upon;

   o  the actual or potential conflict of interest involved;

   o the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

   o if applicable, the relationship between the Adviser and any Interested Person.


      The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

   o engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

   o cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

   o abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.


   F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

   G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

   o A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser OR the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

   o A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser AND the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

   o  A record memorializing the basis for the vote cast;

   o A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

   o A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.


      The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

   H. Periodically, but no less than annually, the Adviser will:

      1. Verify that all annual proxies for the securities held in the client's account have been received;

      2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      3. Review the files to verify that records of the voting of the proxies have been properly maintained;

      4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

      5. Maintain an internal list of Interested Persons.

PROXIES AND CLASS ACTION LAWSUITS

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will NOT take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client's request, offer clients advice regarding corporate actions.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS:

(a) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04-000490 on September 17, 2004.
(b)(1) Registrant's Amended and Restated By-laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000935069-05-001457 on June 1, 2005.
(b)(2) Amendment No. 1 to the Registrant's Revised and Restated By-Laws is filed herewith.
(c)      Not Applicable.
(d)(1) Amended and Restated Investment Advisory Agreement dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.
(d)(2) Revised Schedule, as last amended August 12, 2008, to the Amended and Restated Investment Advisory Agreement dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.
(d)(3) Form of Expense Limitation Agreement dated May 31, 2009 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Government Money Market Fund (formerly, the Treasury Securities Money Market Fund), Hancock Horizon Diversified International Fund, and Hancock Horizon Quantitative Long/Short Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(4) Expense Limitation Agreement dated May 31, 2008 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Prime Money Market Fund, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(5) Form of Expense Waiver Reimbursement Agreement between the Registrant and Horizon Advisers, relating to the Hancock Horizon Growth Fund and the Hancock Horizon Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(6) Sub-Advisory Agreement dated August 15, 2008 between Horizon Advisers and Earnest Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit
         (d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(7) Expense Limitation Agreement dated May 13, 2008 between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Mid Cap Fund, to be filed by amendment.
(d)(8) Investment Advisory Agreement between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, to be filed by amendment.
(d)(9) Expense Limitation Agreement between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, to be filed by amendment.
(d)(10) Investment Advisory Agreement dated December 21, 2004 between the Registrant and W.H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(d)(11) Investment Advisory Agreement dated September 27, 2006 between the Registrant and Perimeter Capital Management, LLC, relating to the Perimeter Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000445 on September 29, 2006.
(d)(12) Investment Advisory Agreement dated April 13, 2007 between the Registrant and Aberdeen Asset Management Inc., relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit
         (d)(9) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(d)(13) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services, Ltd., relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(14) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Asia Limited, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(15) Investment Advisory Agreement dated June 7, 2007 between the Registrant and Hennion & Walsh Asset Management, Inc., relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(d)(16) Expense Waiver Reimbursement Agreement dated June 1, 2007 between the Registrant and Hennion & Walsh Asset Management, Inc., relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(17) Investment Advisory Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(18) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Hoover Investment Management Co., LLC, relating to the Frost Hoover Small-Mid Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(19) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(20) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc., relating to the Frost International Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(21) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Luther King Capital Management Corporation, relating to the Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(22) Expense Limitation Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, to be filed by amendment.
(d)(23) Investment Advisory Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(d)(24) Expense Limitation Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, to be filed by amendment.
(d)(25) Investment Advisory Agreement between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(d)(26) Expense Limitation Agreement between the Registrant and Lowry Hill Investment Advisors, Inc., relating to the Clear River Fund, to be filed by amendment.
(d)(27) Form of Investment Advisory Agreement between the Registrant and NorthPointe Capital, LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.
(e)(1) Distribution Agreement dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(e)(2) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(f)      Not Applicable.

(g)(1) Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(g)(2) Revised Appendix B to the Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, to be filed by amendment.
(g)(3) Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and Wachovia Bank, National Association (now, U.S. Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, SmartGrowth Family of Funds, Perimeter Small Cap Growth Fund, Frost Family of Funds, and GRT Value Fund, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(g)(4) Revised Amendment and Attachment C, relating to the to the Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and U.S. Bank, N.A. (formerly, Wachovia Bank, N.A.), relating to the Champlain Family of Funds, Reaves Select Research Fund, SmartGrowth Family of Funds, Perimeter Small Cap Growth Fund, Frost Family of Funds, and GRT Value Fund, to be filed by amendment.
(g)(5) Custody Agreement dated February 8, 2007 between the Registrant and The Northern Trust Company, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.
(g)(6) Revised Schedule B to the Custody Agreement dated February 8, 2007 between the Registrant and The Northern Trust Company, relating to the Aberdeen Emerging Markets Fund, to be filed by amendment.
(g)(7) Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(g)(8) Appendices A, B and C, as last amended February 18, 2009, to the Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California, to be filed by amendment.
(g)(9) Custodian Agreement between the Registrant and Wells Fargo Bank, N.A., relating to the Lowry Hill Clear River Fund, to be filed by amendment.
(h)(1) Administration Agreement dated January 28, 1993, as amended and restated as of November 12, 2002, by and between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.
(h)(2) Amended Schedule dated February 1, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000517 on November 28, 2006.

(h)(3) Amended Schedule to the Administration Agreement dated January 28, 1993, as amended and restated as of November 12, 2002, by and between the Registrant and SEI Investments Global Funds Services, relating to the Hancock Diversified International and Quantitative Long/Short Funds, to be filed by amendment.
(h)(4) Amendment and Attachment 1 dated November 30, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Champlain Small Company Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(5) Amendment and Attachment 1 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Champlain Mid Cap Fund, to be filed by amendment.
(h)(6) Amendment and Attachment 1 dated December 21, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(7) Amendment and Attachment 1 dated July 29, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Perimeter Small Cap Growth Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000044 on February 13, 2007.
(h)(8) Amendment and Attachment 1 dated May 11, 2007 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(h)(9) Amendment and Attachment 1 dated May 31, 2007 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000217 on June 15, 2007.
(h)(10) Amendment and Attachment 1 dated April 25, 2008 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(h)(11) Amendment and Attachment 1 dated April 28, 2008 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(h)(12) Amendment and Attachment 1 dated January 27, 2009 to the Administration Agreement dated January 18, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Clear River Fund, is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000090 on March 2, 2009.

(h)(13) Amendment and Attachment 1 to the Administration Agreement dated January 18, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the NorthPointe Family of Funds, to be filed by amendment.
(h)(14) Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit
         (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.
(h)(15) Revised Schedule A as last amended August 12, 2008 to the Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.
(h)(16) Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(17) Revised Schedule A as last amended February 17, 2009 to the Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(17) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.
(h)(18) Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(19) AML Amendment to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(20) Amendment dated September 1, 2003 to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(21) Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(22) Revised Exhibits C and D to the Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. to be filed by amendment.
(h)(23) Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(h)(24) Revised Schedules A and C to the Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. to be filed by amendment.

(i)(1) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Quantitative Long/Short Fund, SmartGrowth(R) Lipper(R) Optimal Conservative Index Fund, SmartGrowth(R) Lipper(R) Optimal Moderate Index Fund and SmartGrowth(R) Lipper(R) Optimal Growth Index Fund is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.
(i)(2) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000090 on March 2, 2009.
(i)(3) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the Clear River Fund, Champlain Family of Funds, Frost Family of Funds, GRT Value Fund, Perimeter Small Cap Growth Fund, and Reaves Select Research Fund is filed herewith.
(i)(4) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to Shares of the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (i)(7) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.
(j)(1) Consent of independent registered public accountant, Briggs, Bunting & Dougherty, LLP is filed herewith.
(j)(2) Consent of independent registered public accountant, Ernst & Young LLP is filed herewith.
(k)      Not Applicable.
(l)      Not Applicable.
(m)(1) Distribution Plan (compensation type) dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(m)(2) Schedule A as last amended August 12, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 80 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001354488-08-001546 on September 5, 2008.
(m)(3) Schedule B dated November 16, 2004, as amended July 24, 2006, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.
(m)(4) Schedule C dated November 14, 2006, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit
         (m)(6) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(m)(5) Schedule D dated February 22, 2007, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the SmartGrowth Family of Funds, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(m)(6) Schedule F dated February 19, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000097 on February 28, 2008.
(m)(7) Schedule G dated March 10, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(m)(8) Distribution Plan (reimbursement type) as approved by the Board of Trustees on February 23, 2005 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.
(m)(9) Revised Schedule A dated February 23, 2005, as amended May 13, 2008, to the Distribution Plan approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.
(n) Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000090 on March 2, 2009.
(o)      Not Applicable.
(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(2) SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics dated January 2006 is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(p)(4) Earnest Partners, LLC Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.
(p)(5) Champlain Investment Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(6) W.H. Reaves & Co., Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(p)(7) Perimeter Capital Management, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000445 on September 29, 2006.

(p)(8) Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services, Ltd. and Aberdeen Asset Management Asia Limited combined Code of Ethics is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000461 on October 10, 2006.
(p)(9) Hennion & Walsh Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.
(p)(10)  Frost Investment Advisors, LLC Code of Ethics is filed herewith.
(p)(11) Hoover Investment Management Co., LLC Revised Code of Ethics and Conduct dated June 2008 is incorporated herein by reference to Exhibit
         (p)(13) of Post-Effective Amendment No. 80 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001354488-08-001546 on September 5, 2008.
(p)(12)  Kempner Capital Management, Inc. Code of Ethics is filed herewith.
(p)(13) Thornburg Investment Management, Inc. Revised Code of Ethics dated April 2008 is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 80 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001354488-08-001546 on September 5, 2008.
(p)(14) Luther King Capital Management Corporation Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(p)(15)  GRT Capital Partners, LLC Code of Ethics to be filed by amendment.
(p)(16) Lowry Hill Investment Advisors, Inc. Code of Ethics to be filed by amendment.
(p)(17) NorthPointe Capital, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

ITEM 24.  Persons Controlled By or Under Common Control with Registrant:

Not Applicable.

ITEM 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  Business and Other Connections of the Investment Advisers:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers), and/or directors, officers or partners of each investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management ("Aberdeen") serves as investment adviser for the Registrant's Aberdeen Emerging Markets Fund. The principal business address of Aberdeen is 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2007 and 2008.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Martin Gilbert, Chairman and Director          Aberdeen Asset Management PLC      Chief Executive Officer
---------------------------------------------- ---------------------------------- ------------------------------------------
Vincent Esposito, Director                     Aberdeen Fund Distributors LLC     Principal, President
---------------------------------------------- ---------------------------------- ------------------------------------------
Gary Swiman, Chief Compliance Officer          Aberdeen Fund Distributors LLC     CCO and Financial Operations Principal
---------------------------------------------- ---------------------------------- ------------------------------------------

CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund and Champlain Mid Cap Fund. The principal address of Champlain is 346 Shelburne Road, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2008 and 2009, none of the directors, officers or partners of Champlain is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC

Earnest Partners, LLC ("Earnest") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for Earnest is 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. Earnest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2008 and 2009.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT SUB-ADVISER                         NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as investment adviser for the Registrant's Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund. The principal business address for Frost is 100 West Houston Street, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2008 and 2009.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Tim Altree, Chief Compliance Officer     A&S Capital Management, LLC        President, Chief Compliance Officer and
and Managing Director                                                       Managing Member
                                         ---------------------------------- ------------------------------------------
                                         Laffer Associates                  Executive Vice President, Chief
                                                                            Compliance Officer and Director
                                         ---------------------------------- ------------------------------------------
                                         Laffer Advisors                    President, Chief Compliance Officer and
                                                                            Supervising Principal
---------------------------------------- ---------------------------------- ------------------------------------------

GRT CAPITAL PARTNERS, LLC

GRT Capital Partner, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund. The principal business address for GRT is 50 Milk Street, Boston, 21st Floor, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2008 and 2009.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
  Rudolph K. Kluiber, Managing Member    Steinway Musical Instruments,      Director
        and Investment Adviser           Inc.
---------------------------------------- ---------------------------------- ------------------------------------------

HENNION & WALSH ASSET MANAGEMENT, INC.

Hennion & Walsh Asset Management, Inc. ("H&W") serves as the investment adviser for the Registrant's SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund. The principal business address for H&W is 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. H&W is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2007 and 2008.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
William Walsh, President                 Hennion & Walsh, Inc.              Officer
                                         ---------------------------------- ------------------------------------------
                                         Hennion & Walsh Wealth Advisors    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Richard Hennion, Executive Vice          Hennion & Walsh, Inc.              Officer
President                                ---------------------------------  ------------------------------------------
                                         Hennion & Walsh Wealth Advisors    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Debbie Williams, Chief Financial         Hennion & Walsh, Inc.              Officer
Officer                                  ---------------------------------- ------------------------------------------
                                         Hennion & Walsh Wealth Advisors    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Al Vermitsky, Chief Compliance Officer   Hennion & Walsh, Inc.              Officer
                                         ---------------------------------- ------------------------------------------
                                         Hennion & Walsh Wealth Advisors    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Kevin Mahn, Chief Investment Officer &   Hennion & Walsh, Inc.              Employee
Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------

HOOVER INVESTMENT MANAGEMENT CO., LLC

Hoover Investment Management Co., LLC ("Hoover") serves as the sub-adviser for the Registrant's Frost Hoover Small-Mid Cap Equity Fund. The principal address of Hoover is 600 California Street, Suite 550, San Francisco, California, 94108-2704. Hoover is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2008 and 2009, none of the directors, officers or partners of Hoover is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Treasury Securities Money Market Fund, Prime Money Market Fund, Diversified International Fund and Quantitative Long/Short Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended January 31, 2007 and 2008.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Kendra Cain, Chief Compliance Officer          Hancock Investment Services, Inc.  Compliance Director
---------------------------------------------- ---------------------------------- ------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("Kempner") serves as the sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor FNB Building, Galveston, Texas, 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2008 and 2009.

---------------------------------------- ------------------------------------ -----------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
---------------------------------------- ------------------------------------ -----------------------------------------
Harris L. Kempner, Jr., President        H. Kempner Trust Association         Trustee
                                         ------------------------------------ -----------------------------------------
                                         Legacy Holding Company               Director
                                         ------------------------------------ -----------------------------------------
                                         Balmorhea Ranches                    Director
                                         ------------------------------------ -----------------------------------------
                                         Frost Bank-Galveston                 Advisory Director
                                         ------------------------------------ -----------------------------------------
                                         Cullen Frost Bankers Inc.- San       Director Emeritus
                                         Antonio
                                         ------------------------------------ -----------------------------------------
                                         Kempner Securities GP, LLC           General Partner
                                         ------------------------------------ -----------------------------------------
                                         Galveston Finance GP, LLC            General Partner
---------------------------------------- ------------------------------------ -----------------------------------------

LOWRY HILL INVESTMENT ADVISER, INC.

Lowry Hill Investment Advisors, Inc. ("Lowry Hill") serves as investment adviser for the Registrant's Clear River Fund. The principal address of Lowry Hill is 90 South Seventh Street, Suite 5300, Minneapolis, Minnesota 55402. Lowry Hill is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2008 and 2009.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Gunderson
Investment Principal                     FAF Advisors                       Managing Director
---------------------------------------- ---------------------------------- ------------------------------------------

LUTHER KING CAPITAL MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King") serves as the sub-adviser for the Registrant's Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2008 and 2009, none of the directors, officers or partners of Luther King is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC (the "Adviser"), a Delaware corporation, serves as the investment adviser to the NorthPointe Small Cap Growth Fund, the NorthPointe Small Cap Value Fund, the NorthPointe Value Opportunities Fund and the NorthPointe Micro Cap Equity Fund. The Adviser's principal place of business is located at 101 West Big Beaver Road, Suite 745, Troy Michigan 48084. The information listed below is for the fiscal years ended October 31, 2007 and 2008.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Terry Gardner, Chief Operating
Officer                                  T. Gardner & Co.                   Owner and Principal
---------------------------------------- ---------------------------------- ------------------------------------------

PERIMETER CAPITAL MANAGEMENT, LLC

Perimeter Capital Management, LLC ("Perimeter") serves as the investment adviser for the Registrant's Perimeter Small Cap Growth Fund. The principal business address of Perimeter is Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. Perimeter is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended July 31, 2009.

---------------------------------------------------- --------------------------------------- ---------------------------------
NAME AND POSITION WITH INVESTMENT ADVISER            NAME OF OTHER COMPANY                   CONNECTION WITH OTHER COMPANY
---------------------------------------------------- --------------------------------------- ---------------------------------
G. Bradley Ball                                      Perimeter Concourse Capital LLC         Member, Board of Directors
Managing Partner & CEO
Perimeter Capital Management
---------------------------------------------------- --------------------------------------- ---------------------------------
Mark D. Garfinkel, CFA
Managing Partner & CIO                               Perimeter Concourse Capital LLC         Member, Board of Directors
Perimeter Capital Management
---------------------------------------------------- --------------------------------------- ---------------------------------
Christopher J. Paolella
Managing Partner, Director of Marketing &                                                    Director of Marketing &
Consultant Relations                                 Perimeter Concourse Capital LLC         Consultant Relations
Perimeter Capital Management
---------------------------------------------------- --------------------------------------- ---------------------------------
Adam C. Stewart, CFA
Partner, Director of Trading & CCO                   Perimeter Concourse Capital LLC         Director of Trading & CCO
Perimeter Capital Management
---------------------------------------------------- --------------------------------------- ---------------------------------
Theresa N. Benson
Partner, Director of Third-Party Distribution &                                              Director of Third-Party
Consultant Relations                                 Perimeter Concourse Capital LLC         Distribution & Client Relations
Perimeter Capital Management
---------------------------------------------------- --------------------------------------- ---------------------------------

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("Thornburg") serves as the sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2008 and 2009, none of the directors, officers or partners of Thornburg is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

W.H. REAVES  & CO., INC.

W.H. Reaves & Co., Inc. ("WH Reaves") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of WH Reaves is 10 Exchange Place, 18th Floor, Jersey City, NJ 07302. WH Reaves is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended July 31, 2008 and 2009, none of the directors, officers or partners of Reaves is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                                            July 15, 1982
         SEI Liquid Asset Trust                                            November 29, 1982
         SEI Tax Exempt Trust                                              December 3, 1982
         SEI Institutional Managed Trust                                   January 22, 1987
         SEI Institutional International Trust                             August 30, 1988
         The Advisors' Inner Circle Fund                                   November 14, 1991
         The Advisors' Inner Circle Fund II                                January 28, 1993
         Bishop Street Funds                                               January 27, 1995
         SEI Asset Allocation Trust                                        April 1, 1996
         SEI Institutional Investments Trust                               June 14, 1996
         Oak Associates Funds                                              February 27, 1998
         CNI Charter Funds                                                 April 1, 1999
         iShares Inc.                                                      January 28, 2000
         iShares Trust                                                     April 25, 2000
         Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)             November 1, 2000
         Causeway Capital Management Trust                                 September 20, 2001
         Barclays Global Investors Funds                                   March 31, 2003
         SEI Opportunity Fund, LP                                          October 1, 2003
         The Arbitrage Funds                                               May 17, 2005
         The Turner Funds                                                  January 1, 2006
         ProShares Trust                                                   November 14, 2005
         Community Reinvestment Act Qualified Investment Fund              January 8, 2007
         SEI Alpha Strategy Portfolios, LP                                 June 29, 2007
         TD Asset Management USA Funds                                     July 25, 2007
         SEI Structured Credit Fund, LP                                    July 31, 2007
         Wilshire Mutual Funds, Inc.                                       July 12, 2008
         Wilshire Variable Insurance Trust                                 July 12, 2008
         Forward Funds                                                     August 14, 2008
         Global X Funds                                                    October 24, 2008
         FaithShares Trust                                                 August 7, 2009

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                      POSITION AND OFFICE                         POSITIONS AND OFFICES
         NAME                         WITH UNDERWRITER                            WITH REGISTRANT
         ----                         -------------------                         ---------------------
         William M. Doran             Director                                            --
         Edward D. Loughlin           Director                                            --
         Wayne M. Withrow             Director                                            --
         Kevin Barr                   President & Chief Executive Officer                 --
         Maxine Chou                  Chief Financial Officer, Chief Operations           --
                                      Officer, & Treasurer
         Karen LaTourette             Chief Compliance Officer, Anti-Money
                                      Laundering Officer & Assistant Secretary            --
         John C. Munch                General Counsel & Secretary                         --
         Mark J. Held                 Senior Vice President                               --
         Lori L. White                Vice President & Assistant Secretary                --
         John Coary                   Vice President & Assistant Secretary                --
         John Cronin                  Vice President                                      --
         Robert Silvestri             Vice President                                      --

ITEM 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

                              Hancock Bank and Trust
                              One Hancock Plaza
                              P.O. Box 4019
                              Gulfport, Mississippi  39502

                              U.S. Bank, National Association
                              800 Nicollett Mall
                              Minneapolis, Minnesota 55402

                              Union Bank of California, National Association 475 Sansome Street
                              15th Floor
                              San Francisco, California 94111

                              The Northern Trust Company
                              50 La Salle Street
                              Chicago, Illinois 60675

                          Wells Fargo Bank, N.A.
                          608 2nd Avenue South
                          9th Floor
                          Minneapolis, MN, 55479

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

                          SEI Investment Global Funds Services
                          One Freedom Valley Drive
                          Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's advisers:

                          Aberdeen Asset Management Inc.
                          1735 Market Street, 37th Floor,
                          Philadelphia, PA 19103

                          Aberdeen Asset Management Investment Services Limited One Bow Churchyard
                          London, England EC4M 9HH

                          Aberdeen Asset Management Asia Limited
                          21 Church Street,
                          #01-01 Capital Square Two, Singapore 049480

                          Champlain Investment Partners, LLC
                          346 Shelburne Road
                          Burlington, Vermont 05401

                          Earnest Partners, LLC
                          1180 Peachtree Street
                          Suite 2300
                          Atlanta, Georgia 30309

                          Frost Investment Advisors, LLC
                          100 West Houston Street
                          15th Floor Tower
                          San Antonio, Texas 78205-1414

                          GRT Capital Partners, LLC
                          50 Milk Street, 21st Floor
                          Boston, Massachusetts 02109

                          Hennion & Walsh Asset Management, Inc.
                          2001 Route 46
                          Waterview Plaza
                          Parsippany, New Jersey 07054

                          Hoover Investment Management Co., LLC
                          600 California Street, Suite 550
                          San Francisco, California 94108-2704

                          Horizon Advisers
                          One Hancock Plaza
                          P.O. Box 4019
                          Gulfport, Mississippi 39502

                          Kempner Capital Management, Inc.
                          2201 Market Street, 12th Floor FNB Building
                          Galveston, Texas 77550-1503

                          Lowry Hill Investment Advisors, Inc.
                          90 South Seventh Street, Suite 5300
                          Minneapolis, Minnesota 55402

                          Luther King Capital Management Corporation
                          301 Commerce Street, Suite 1600
                          Fort Worth, Texas 76102-4140

                          NorthPointe Capital, LLC
                          101 West Big Beaver Road, Suite 745
                          Troy Michigan 48084

                          Perimeter Capital Management, LLC
                          Five Concourse Parkway
                          Suite 2725
                          Atlanta, Georgia 30328

                          Thornburg Investment Management, Inc.
                          119 East Marcy Street, Suite 202
                          Santa Fe, New Mexico 87501-2046

                          W.H. Reaves & Co., Inc.
                          10 Exchange Place, 18th Floor
                          Jersey City, New Jersey 07302

ITEM 29.  Management Services:

         None.


ITEM 30.  Undertakings:

         None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of this post-effective amendment under rule 485(b) and has duly caused this Post-Effective Amendment No. 88 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 25th day of November, 2009.

                                         THE ADVISORS' INNER CIRCLE FUND II

                                            By:  /S/ PHILIP T. MASTERSON
                                                 ------------------------------
                                                 Philip T. Masterson, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


             *                              Trustee                      November 25, 2009
------------------------------------
Charles E. Carlbom

             *                              Trustee                      November 25, 2009
------------------------------------
John K. Darr

             *                              Trustee                      November 25, 2009
------------------------------------
William M. Doran

             *                              Trustee                      November 25, 2009
------------------------------------
Mitchell A. Johnson

             *                              Trustee                      November 25, 2009
------------------------------------
Betty L. Krikorian

             *                              Trustee                      November 25, 2009
------------------------------------
Robert A. Nesher

             *                              Trustee                      November 25, 2009
------------------------------------
James M. Storey

             *                              Trustee                      November 25, 2009
------------------------------------
George J. Sullivan, Jr.

/s/ Philip T. Masterson
------------------------------------        President                    November 25, 2009
Philip T. Masterson

             *                              Treasurer, Controller &      November 25, 2009
------------------------------------        Chief Financial Officer
Michael Lawson


*By: /s/ Philip T. Masterson
     --------------------------------
     Philip T. Masterson

* Attorney-in-Fact, pursuant to the powers of attorney is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000090 on March 2, 2009.

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

EX-99.B2          Amendment No. 1 to the Registrant's Revised and Restated
                  By-Laws
EX-99.I3          Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
EX-99.J1          Consent of independent registered public accountant, Briggs,
                  Bunting & Dougherty, LLP
EX-99.J2          Consent of independent registered public accountant, Ernst &
                  Young LLP
EX-99.P10         Frost Investment Advisors, LLC Code of Ethics
EX-99.P12         Kempner Capital Management, Inc. Code of Ethics


















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